As filed with the Securities and Exchange Commission on February 8, 1996
                                                     Registration No. 33-65481



                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  FORM N-14
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933
                      [x] Pre-Effective Amendment No. 1
                      [ ] Post-Effective Amendment No.


                       (Check appropriate box or boxes)
                              MUTUAL FUND TRUST
              (Exact Name of Registrant as Specified in Charter)

                                1-800-34-VISTA
                       (Area Code and Telephone Number)

                             125 West 55th Street
                           New York, New York 10019
                   (Address of Principal Executive Offices)

                    Name and Address of Agent for Service:

                                  Ann Bergin
                                  Secretary
                              Mutual Fund Trust
                             125 West 55th Street
                           New York, New York 10019

                                  Copies to:

  Marguerite Sheehan, Esq.         Gary S. Schpero, Esq.          Susan J. Penry-Williams, Esq.
       Chemical Bank             Simpson Thacher & Bartlett         Kramer, Levin, Naftalis,
      270 Park Avenue               425 Lexington Avenue             Nessen, Kamin & Frankel
  New York, New York 10017        New York, New York 10017              919 Third Avenue
                                                                     New York, New York 10022

     Approximate Date of Proposed Public Offering: As soon after the effective date of this registration statement as is practicable.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     The Registrant has previously registered an indefinite number or amount of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940 on February 11, 1994; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for Registrant's fiscal year ended August 31, 1995 was filed on October 25, 1995.

                              MUTUAL FUND TRUST

                            Cross Reference Sheet
           Pursuant to Rule 481(a) Under the Securities Act of 1933

                      Form N-14 Item No.                                        Location
-------------------------------------------------------------    ---------------------------------------
                                                                        Prospectus/Proxy Statement
                                                                                 Caption
Part A
-----------
Item 1.          Beginning of Registration Statement and           Cover Page
                 Outside Front Cover Page of Prospectus
Item 2.          Beginning and Outside Back Cover Page of          Table of Contents
                 Prospectus
Item 3.          Synopsis and Risk Factors                         Summary
Item 4.          Information about the Transaction                 Summary; Reasons for the Reorganization;
                                                                   Information About the Reorganization;
                                                                   Comparative Information on Shareholder
                                                                   Rights; Agreement and Plan of
                                                                   Reorganization and Liquidation
Item 5.          Information about the Registrant                  Summary; Comparison of Investment
                                                                   Objectives and Policies; Additional
                                                                   Information About vista
Item 6.          Information About the Company Being Acquired      Summary; Comparison of Investment
                                                                   Objectives and Policies; Information
                                                                   About Hanover
Item 7.          Voting Information                                Voting Information
Item 8.          Interest of Certain Persons and Experts           Financial Statements and Experts
Item 9.          Additional Information Required for Reoffering    Not Applicable
                 by Persons Deemed to be Underwriters
                                                                   Statement of Additional
                                                                   Information Caption
Part B
-----------
Item 10.         Cover Page                                        Cover Page
Item 11.         Table of Contents                                 Cover Page
Item 12.         Additional Information About the Registrant       Statement of Additional Information
Item 13.         Additional Information About the Company          Not Applicable
                 Being Acquired
Item 14.         Financial Statements                              Historical Financial Statements; Pro
                                                                   Forma Financial Statements; The caption
                                                                   "Information about Hanover" in the
                                                                   Prospectus
Part C
-----------

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                                    PART A

                 PRELIMINARY COPY--For the Information of the
                   Securities and Exchange Commission Only

                           THE HANOVER FUNDS, INC.
                               237 Park Avenue
                           New York, New York 10017


                                                              February , 1996


Dear Shareholder:

   It's an exciting time for mutual fund investors and, I believe, an especially exciting time for you as a Hanover Funds shareholder.

   That's because, in conjunction with the proposed merger of The Chemical Banking Corporation and The Chase Manhattan Corporation, the Board of Directors of your fund has been seeking ways to enhance your investment relationship with us. I am writing today to ask you to vote on a proposed reorganization that will allow your fund to operate more efficiently and offer you substantial benefits as a shareholder.


   We've considered a proposal that will combine each of the six Hanover funds with an existing or newly-created fund in Mutual Fund Trust, better known as the Vista Family of Mutual Funds, which is advised by Chase Manhattan. Vista is comprised of a family of 30 funds ranging from stock and bond to money market funds and including both domestic and international fund offerings.


   Through the reorganization, your investment would be in a larger combined fund family, allowing you as a shareholder to take advantage of the many benefits that size and a diverse array of products offer. In addition, the resulting increase in the assets under management of the Vista Funds should enhance the ability of the funds' portfolio managers to buy and sell securities on a more favorable basis. Larger transactions can often be achieved at a better price, while giving the portfolio manager greater flexibility and potentially increasing the funds' diversification.

   The entire impact of the proposed reorganization is spelled out in the enclosed Prospectus/Proxy Statement. After carefully considering all the issues involved, your Board of Directors has unanimously concluded that the proposal is in the best interests of your fund and its shareholders. Therefore, we recommend that you vote in favor using the enclosed proxy card.

   The value of your investment will not be affected by the reorganization. Nor, in the opinion of legal counsel, will the transaction be subject to federal income taxes.

   I encourage you to complete and return your proxy card in the enclosed postage-paid envelope as soon as possible, as your vote is important. Please be advised that you may receive a mailing and proxy card on each Hanover account you own, and that each proxy must be voted separately.

   Thank you for your continuing support of The Hanover Funds. We look forward to serving you better in the near future as part of the Vista Family of Mutual Funds. If you have any questions regarding the attached proxy, please contact your investment representative or call your client services representative at 1-800-821-2371.


   Please also refer to the attached questions and answers which are designed to help you cast your proxy as a shareholder, and are being provided as a supplement to, not a substitute for, your proxy materials which we urge you to carefully review.


                                 Sincerely yours,

                                 W. Perry Neff
                                 Chairman of the Board of Directors
                                 The Hanover Funds, Inc.

Q. If shareholders approve the proxy proposals, what will happen?

A. In March, the Vista Funds and the Hanover Funds will be merged into one combined fund family with approximately $18 billion in assets under management. This family will employ the name "Vista Funds." In some cases, current Vista and Hanover funds with overlapping objectives will be merged together into a single fund. All shareholders in existing Hanover or Vista funds will own shares in the merged funds, without paying additional charges.

Q. As a shareholder, what do I need to do?

A. Just make sure you cast your proxy vote when you receive your ballot in February. The directors of each fund are working to make sure this merger goes smoothly. Shortly after the anticipated shareholder approval of the merger, listings of daily fund prices and performance for most funds will appear under the Vista heading in the business section of your local newspaper and business periodicals. Your quarterly fund statements and semi-annual reports will reflect that you are part of a larger Vista family with more investment choices.

Q. Which funds are being combined and what do I do if I own one of them?

A. The following consolidation of funds will occur, upon shareholder approval:

   (bullet) Hanover 100% U.S. Treasury Securities Money Market Fund will be combined with a newly created Vista fund called Vista 100% U.S. Treasury Securities Money Market Fund. The resulting fund will be called Vista 100% U.S. Treasury Securities Money Market Fund.

   (bullet) Hanover U.S. Treasury Money Market Fund will be combined with
            Vista Treasury Plus Money Market Fund. The resulting fund will be called Vista Treasury Plus Money Market Fund.

   (bullet) Hanover Government Money Market Fund will be combined with
            Vista U.S. Government Money Market Fund. The resulting fund will be called Vista U.S. Government Money Market Fund.

   (bullet) Hanover Cash Management Fund will be combined with Vista Global
            Money Market Fund. The resulting fund will be called Vista
            Cash Management Fund.

   (bullet) Hanover Tax Free Money Market Fund will be combined with Vista
            Tax Free Money Market Fund. The resulting fund will be called Vista Tax Free Money Market Fund.

   (bullet) Hanover New York Tax Free Money Market Fund will be combined with
            Vista New York Tax Free Money Market Fund. The resulting fund will be called Vista New York Tax Free Money Market Fund.

   (bullet) Hanover Short Term U.S. Government Fund will be combined with
            Vista Short Term Bond Fund. The resulting fund will be called Vista Short Term Bond Fund.

   (bullet) Hanover U.S. Government Securities Fund will be combined with a newly created Vista fund called Vista U.S. Government Securities Fund. The resulting fund will be called Vista U.S. Government Securities Fund.

   (bullet) Hanover Blue Chip Growth Fund will be combined with Vista Equity
            Fund. The resulting fund will be called Vista Large Cap Equity
            Fund.

   (bullet) Hanover Small Capitalization Growth Fund will be combined with
            Vista Small Cap Equity Fund. The resulting fund will be called Vista Small Cap Equity Fund.

   (bullet) Hanover American Value Fund will be combined with a newly created
            Vista fund called Vista American Value Fund. The resulting fund will be called Vista American Value Fund.

   The decisions as to which funds should be appropriately merged was based upon a review of each fund's investment objectives and the selection of funds which were similar. If you own any of the above funds, upon shareholder approval you will automatically become a shareholder in the merged fund.

You don't need to do anything to continue your current investment program. The complete details are contained in the proxy materials.

Q. Will there be any change in how the funds are managed?

A. Under the plan, current shareholders of Hanover funds will gain the investment expertise and discipline of Chase Manhattan. Chase has more than 100 years of experience providing money management services to individuals and institutions. Vista has built a reputation as one of the most consistent performers among stock mutual funds through Chase's proprietary 5-Step Stock-Selection Model.

Q. What research services will the funds rely upon?

A. The expanded group will have access to the research and analysis which has helped Vista achieve recognition for outstanding performance. These include Chase's global presence through research professionals in strategic markets throughout the world and also the independent mutual fund consulting group Chase hires to audit the portfolio management practices of each Vista fund.

Q. What about shareholder services?

A. Current Hanover shareholders will be able to obtain fund information 24 hours per day via Tele-Vista, Vista's Voice Response Unit available at 1-800-34-VISTA.

   Current Hanover shareholders who have already paid a sales charge will be allowed to exchange into other funds of the larger Vista family without paying an additional charge.

Q. How do I cast a proxy vote?

A. In mid-February, you will receive a proxy card and statement in the mail for each fund in which you are a shareholder. Several shareholder election items will appear on this card, and after you have reviewed the accompanying proxy material carefully, you should cast your vote in each of them. Then, return the postage-paid reply card in the mail prior to March 19, 1996. That's all.

If you have any further questions, please call our customer service center, between 8:00 AM and 6:00 PM EST, at 1-800-34-VISTA (84782).

                 PRELIMINARY COPY--For the Information of the
                   Securities and Exchange Commission Only

                           THE HANOVER FUNDS, INC.
                               237 Park Avenue
                           New York, New York 10019

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                                                              February , 1996


Dear Shareholder:


   A special meeting of shareholders of the portfolios of The Hanover Funds, Inc. ("Hanover") will be held on April 2, 1996 at 2:00 P.M. at the offices of The Chase Manhattan Bank, N.A., 101 Park Avenue, 17th Floor, New York, New York 10178 for the following purposes:


   1. To consider and act upon an Agreement and Plan of Reorganization and Liquidation (the "Agreement") between Hanover and Mutual Fund Trust ("Vista") providing for:

     (a) the transfer of all of the assets and liabilities of the 100% U.S. Treasury Securities Money Market Fund of Hanover to the Vista 100% U.S. Treasury Securities Money Market Fund (a newly organized Vista portfolio) in exchange for Vista Shares of the Vista 100% U.S. Treasury Securities Money Market Fund, the distribution of such shares to the shareholders of the 100% U.S. Treasury Securities Money Market Fund of Hanover and the subsequent termination of the 100% U.S. Treasury Securities Money Market Fund of Hanover (to be voted on only by the shareholders of the 100% U.S. Treasury Securities Money Market Fund of Hanover);

     (b) the transfer of all of the assets and liabilities of the U.S. Treasury Money Market Fund of Hanover to the Vista Treasury Plus Money Market Fund in exchange for Vista Shares of the Vista Treasury Plus Money Market Fund, the distribution of such shares to the shareholders of the U.S. Treasury Money Market Fund of Hanover and the subsequent termination of the U.S. Treasury Money Market Fund of Hanover (to be voted on only by the shareholders of the U.S. Treasury Money Market Fund of Hanover);

     (c) the transfer of all of the assets and liabilities of the Government Money Market Fund of Hanover to the Vista U.S. Government Money Market Fund in exchange for Vista Shares of the Vista U.S. Government Money Market Fund, the distribution of such shares to the shareholders of the Government Money Market Fund of Hanover and the subsequent termination of the Government Money Market Fund of Hanover (to be voted on only by the shareholders of the Government Money Market Fund of Hanover);

     (d) the transfer of all of the assets and liabilities of the Cash Management Fund of Hanover to the Vista Cash Management Fund (currently known as the Vista Global Money Market Fund) in exchange for Vista Shares of the Vista Cash Management Fund, the distribution of such shares to the shareholders of the Cash Management Fund of Hanover and the subsequent termination of the Cash Management Fund of Hanover (to be voted on only by the shareholders of the Cash Management Fund of Hanover);

     (e) the transfer of all of the assets and liabilities of the Tax Free Money Market Fund of Hanover to the Vista Tax Free Money Market Fund in exchange for Vista Shares of the Vista Tax Free Money Market Fund, the distribution of such shares to the shareholders of the Tax Free Money Market Fund of Hanover and the subsequent termination of the Tax Free Money Market Fund of Hanover (to be voted on only by the shareholders of the Tax Free Money Market Fund of Hanover); and

     (f) the transfer of all of the assets and liabilities of the New York
   Tax Free Money Market Fund of Hanover to the Vista New York Tax Free Money Market Fund in exchange for Vista Shares of the Vista New York Tax Free Money Market Fund, the distribution of such shares to the shareholders of the New York Tax Free Money Market Fund of Hanover and the subsequent termination of the New York Tax Free Money Market Fund of Hanover (to be voted on only by the shareholders of the New York Tax Free Money Market Fund of Hanover).

   2. Transaction of such other business as may properly come before the meeting.

   The Board of Directors of Hanover has recently reviewed and unanimously endorsed the proposals set forth in the accompanying Prospectus/Proxy Statement. Approval of the Agreement will require the affirmative vote of the holders of at least a majority of the outstanding shares of each of the portfolios of Hanover. By approving the Agreement, Hanover shareholders will be deemed to have waived temporarily certain of Hanover's investment limitations insofar as they might be deemed to apply to the transactions provided for therein. The Board of Directors knows of no other business that will be acted upon at the meeting.

   Each shareholder is invited to attend the Special Meeting in person. Shareholders of record at the close of business on January 22, 1996 have the right to vote at the Special Meeting.

   A quorum for the Special Meeting for each Hanover portfolio will consist of the presence in person or by proxy of shareholders entitled to cast a majority of the votes of that portfolio entitled to be cast. In the event that a quorum for any Hanover portfolio is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve any of the matters to be acted upon are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present or represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the matters to be acted upon as described in the accompanying Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

   Detailed information about the proposed transaction and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by attending the Special Meeting or completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received prior to the Special Meeting.


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, THE BOARD OF
       DIRECTORS SOLICITS YOUR PROXY AND STRONGLY INVITES YOUR
             PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND
                    RETURN YOUR PROXY AS SOON AS
                                  POSSIBLE.


   NOTE: You may receive more than one proxy package if you hold shares in more than one account or if you own shares in more than one portfolio which is being reorganized. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each.

                                  By Order of the Board of Directors

                                  Joseph L. McElroy
                                  President

                 PRELIMINARY COPY--For the Information of the
                   Securities and Exchange Commission Only

               PROSPECTUS/PROXY STATEMENT DATED         , 1996

                         Acquisition of the Assets of

                           THE HANOVER FUNDS, INC.
                               237 Park Avenue
                           New York, New York 10017
                                1-800-821-2371

                       By and in Exchange for Shares of

                              MUTUAL FUND TRUST
                             125 West 55th Street
                           New York, New York 10019
                                1-800-34-VISTA

   This Prospectus/Proxy Statement relates to the proposed transfer of all of the assets and liabilities of each portfolio of The Hanover Funds, Inc. ("Hanover") to corresponding portfolios of Mutual Fund Trust ("Vista") having substantially identical investment objectives in exchange for Vista Shares of such portfolios of Vista. Vista is an open-end investment company of the management type offering shares in several portfolios, and, in most cases, multiple classes of shares in each such portfolio. As a result of the proposed transaction, each shareholder of a portfolio of Hanover will receive that number of Vista Shares of the corresponding portfolio of Vista equal in value at the date of the exchange to the value of such shareholder's shares of the portfolio of Hanover at such date. The terms and conditions of these transactions are more fully described in this Prospectus/Proxy Statement and in the Agreement and Plan of Reorganization and Liquidation between Vista and Hanover attached hereto as Exhibit A.

   This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Vista and its portfolios that a prospective investor should know before investing. A
statement of additional information dated               , 1996 (the "Statement
of Additional Information") containing additional information about Vista has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of Hanover's current prospectus may be obtained without charge by writing to Hanover at its address noted above or by calling 1-800-821-2371. A copy of the Statement of Additional Information may be obtained without charge by writing to Vista at its address noted above or by calling 1-800-34-VISTA.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
         PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE
                   CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
  REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY
   STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED
      HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER
    INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS
           HAVING BEEN AUTHORIZED BY VISTA OR HANOVER.

INVESTMENTS IN THE VISTA PORTFOLIOS ARE SUBJECT TO RISK--INCLUDING THE
  POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE VISTA MONEY MARKET PORTFOLIOS
    ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
       BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND
         ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE
           SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
            INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
                              ANY OTHER AGENCY.

AN INVESTMENT IN THE VISTA MONEY MARKET PORTFOLIOS IS NEITHER INSURED NOR
  GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY
    PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00
                                  PER SHARE.

TABLE OF CONTENTS


                                                        Page
                                                       -------
Summary                                                    3
Reasons for the Reorganization                            13
Information About the Reorganization                      14
Voting Information                                        17
Comparison of Investment Objectives and Policies          17
Comparative Information on Shareholder Rights             34
Additional Information About Vista                        36
Information About Hanover                                 61
Financial Statements and Experts                          62
Legal Matters                                             62
Appendix                                                 A-1


Exhibit

A -- Agreement and Plan of Reorganization and Liquidation between Mutual Fund
     Trust and The Hanover Funds, Inc.

                                   SUMMARY

   This summary is qualified by reference to the more complete information contained in this Prospectus/Proxy Statement, the prospectus of Hanover and the Agreement and Plan of Reorganization and Liquidation attached to this Prospectus/Proxy Statement as Exhibit A. The information concerning Hanover contained or incorporated by reference into this Prospectus/Proxy Statement has been furnished by Hanover, and the information concerning Vista contained or incorporated by reference into this Prospectus/Proxy Statement has been furnished by Vista.


   Proposed Transaction. The Board of Directors of Hanover (the "Hanover Board"), including the Directors who are not "interested persons" of Hanover (the "Independent Directors"), has unanimously approved an Agreement and Plan of Reorganization and Liquidation (the "Agreement") providing for the transfer of all of the assets and liabilities (whether contingent or otherwise) of each portfolio of Hanover (each, a "Hanover Portfolio") to a corresponding portfolio of Vista (each, a "Vista Portfolio") having a substantially identical investment objective in exchange for Vista Shares of such Vista Portfolio. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") The value of the shares of each Vista Portfolio issued in the Reorganization shall equal the value of the net assets of the corresponding Hanover Portfolio being acquired by such Vista Portfolio. In connection with the Reorganization, Vista Shares of each Vista Portfolio will be distributed to shareholders of the corresponding Hanover Portfolio in liquidation of that Hanover Portfolio. The number of full and fractional shares of a Vista Portfolio received by a shareholder of the corresponding Hanover Portfolio will be equal in value to the value of that shareholder's shares of the corresponding Hanover Portfolio as of 12:00 noon (in the case of Vista 100% U.S. Treasury Securities Money Market Fund, Vista Tax Free Money Market Fund and Vista New York Tax Free Money Market Fund and their corresponding Hanover Portfolios) or as of 2:00 p.m. (in the case of the other Vista Portfolios and their corresponding Hanover Portfolios) (Eastern time) on the closing date of the Reorganization. Upon completion of such distribution, Hanover will be dissolved and will then deregister as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), by filing the appropriate application with the Commission and will also be terminated under state law. As a result of the Reorganization, each shareholder of each Hanover Portfolio listed in the table below will become a shareholder of the Vista Portfolio listed opposite the Hanover Portfolio (each Hanover or Vista Portfolio being referred to herein as the "corresponding" Hanover or Vista Portfolio to the respective Vista or Hanover Portfolio listed opposite its name). One of the currently existing Vista Portfolios will be renamed in connection with the Reorganization, as indicated in the table below.



      Hanover Portfolio                              Vista Portfolio
100% U.S. Treasury Securities            Vista 100% U.S. Treasury Securities
  Money Market Fund                      Money Market Fund*
U.S. Treasury Money Market Fund          Vista Treasury Plus Money Market Fund
Government Money Market Fund             Vista U.S. Government Money Market Fund
Cash Management Fund                     Vista Cash Management Fund**
Tax Free Money Market Fund               Vista Tax Free Money Market Fund
New York Tax Free Money
  Market Fund                            Vista New York Tax Free Money Market Fund

 *Vista 100% U.S. Treasury Securities Money Market Fund is a newly organized portfolio of Vista created for the purpose of operating as a successor to the 100% U.S. Treasury Securities Money Market Fund of Hanover in connection with the Reorganization.

**Currently known as the Vista Global Money Market Fund.

   Under the proposed Reorganization, shareholders of each Hanover Portfolio will receive Vista Shares in a Vista Portfolio with a substantially identical investment objective and similar investment policies and restrictions. In addition, purchase, redemption and dividend policies will remain substantially unchanged.

   The investment advisers to the Hanover Portfolios are The Portfolio Group, Inc. ("TPG") (with respect to the Hanover 100% U.S. Treasury Securities Money Market Fund, the Hanover U.S. Treasury Money Market Fund, the Hanover Government Money Market Fund and the Hanover New York Tax Free Money Market
Fund), and Texas Commerce Bank, National Association (with respect to the Hanover Cash Management Fund and the Hanover

Tax Free Money Market Fund) ("TCBNA"). TPG is a wholly-owned direct subsidiary of CBC and TCBNA is an indirect wholly-owned subsidiary of CBC. The Chase Manhattan Bank, N.A. serves as the investment adviser to each of the existing Vista Portfolios. Pursuant to the Bank Merger described below under "Reasons for the Reorganization," The Chase Manhattan Bank, N.A. will be merged with and into Chemical Bank, at which time Chemical Bank will assume the Chase Manhattan name (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the Vista Portfolios.). Following consummation of the Reorganization involving Hanover and Vista, Chase will serve as investment adviser to each of the Vista Portfolios. In addition, Chase Asset Management, Inc. ("CAM"), a wholly-owned operating subsidiary of Chase, will serve as the sub-investment adviser to each Vista Portfolio, other than the Vista Cash Management Fund and the Vista Tax Free Money Market Fund, following the consummation of the Reorganization pursuant to an agreement with Chase and will manage each such portfolio on a day-to-day basis. TCBNA, which currently serves as the investment adviser to the Hanover Cash Management Fund and the Hanover Tax Free Money Market Fund, will serve as the sub-investment adviser to the Vista Cash Management Fund and the Vista Tax Free Money Market Fund following the consummation of the Reorganization pursuant to an agreement with Chase and will manage those portfolios on a day-to-day basis.

   For the reasons set forth above and those set forth below under "Reasons for the Reorganization," the Hanover Board, including all of the Independent Directors, has unanimously concluded that the Reorganization would be in the best interests of the shareholders of each Hanover Portfolio, and that the interests of existing shareholders of each Hanover Portfolio would not be diluted as a result of the transactions contemplated by the Reorganization. For all of the reasons noted, the Hanover Board has unanimously recommended approval of the Reorganization.

   The consummation of the Reorganization is contingent on the satisfaction of the conditions described below under "Information About the Reorganization." Prior to or effective upon the consummation of the Reorganization, it is anticipated that Vista will effect changes to certain of its procedures and investment policies and limitations, as well as to the composition of Vista's Board of Trustees (the "Vista Board") (collectively, the "Related Changes"). However, the failure to effect any or all of the Related Changes will not prevent the Reorganization from occurring. Information contained herein with respect to Vista and the Vista Portfolios describes the Related Changes where so indicated.

   If the Reorganization were to have been consummated as of November 30, 1995, the approximate resulting aggregate net assets of the (1) Vista 100% U.S. Treasury Securities Money Market Fund would be $1,338,000,000, (2) Vista Treasury Plus Money Market Fund would be $1,804,000,000, (3) Vista U.S. Government Money Market Fund would be $3,753,000,000, (4) Vista Cash Management Fund would be $2,504,000,000, (5) Vista Tax Free Money Market Fund would be $753,000,000 and (6) Vista New York Tax Free Money Market Fund would be $633,000,000.

   Tax Consequences. Prior to the consummation of the Reorganization, counsel to Hanover will issue an opinion that no gain or loss will be recognized by the Vista Portfolios or the Hanover Portfolios or shareholders of the Hanover Portfolios for federal income tax purposes as a result of the Reorganization. The holding period and tax basis of the shares of a Vista Portfolio received by a shareholder of the corresponding Hanover Portfolio will be the same as the holding period and tax cost basis of the shareholder's shares of the corresponding Hanover Portfolio. In addition, the holding period and tax basis of the assets of a Hanover Portfolio transferred to the corresponding Vista Portfolio as a result of the Reorganization will be the holding period and tax basis of those assets in the hands of that Hanover Portfolio immediately prior to the Reorganization. For further information about the tax consequences of the Reorganization, see "Information about the Reorganization--Federal Income Tax Consequences."

   Investment Objectives and Policies. The following table sets forth the investment objective of each Hanover Portfolio and its corresponding Vista Portfolio and their investment approach. Although each Hanover Portfolio and its corresponding Vista Portfolio have substantially identical investment objectives and their investment policies and restrictions are similar, there are certain differences in the investment policies and restrictions of the portfolios that should be considered by shareholders of the Hanover Portfolios. See "Comparison of Investment Objectives and Policies."

    Hanover Portfolio and
   Corresponding Vista Portfolio                       Investment Objective and Approach
Hanover 100% U.S. Treasury Securities     Seek to provide as high a level of current income as is
Money Market Fund and Vista 100% U.S.     consistent with maximum safety of principal and maintenance
Treasury Securities Money Market Fund     of liquidity, by investing only in short-term U.S. Treasury obligations.

Hanover U.S. Treasury Money Market        Seek to provide maximum current income as is consistent with
Fund and Vista Treasury Plus Money        the preservation of capital and maintenance of liquidity, by
Market Fund                               investing only in short-term U.S. Treasury obligations, and repurchase agreements collateralized by such securities.

Hanover Government Money Market Fund      Seek to provide as high a level of income as is consistent
and Vista U.S. Government Money Market    with the preservation of capital and maintenance of
Fund                                      liquidity, by investing in short-term U.S. Treasury
                                          obligations issued or guaranteed by the U.S. Treasury,
                                          agencies or instrumentalities of the U.S. Government, and
                                          repurchase agreements collateralized by such securities.

Hanover Cash Management Fund and Vista    Seek to provide maximum current income consistent with
Cash Management Fund*                     preservation of capital and maintenance of liquidity, by
                                          investing in high-quality short term U.S. dollar-
                                          denominated money market instruments.

Hanover Tax Free Money Market Fund and    Seek to provide as high a level of current income which is
Vista Tax Free Money Market Fund          exempt from federal income taxes as is consistent with the preservation of capital and maintenance of liquidity, by
                                          investing primarily in short-term municipal obligations.

Hanover New York Tax Free Money Market    Seek to provide as high a level of current income which is
Fund and Vista New York Tax Free Money    exempt from federal, New York State and New York City
Market Fund                               personal income taxes as is consistent with the preservation of capital and maintenance of liquidity, by investing
                                          primarily in short-term municipal obligations issued by or on behalf of the State of New York, its instrumentalities or political subdivisions.

*Currently known as the Vista Global Money Market Fund.

   Additional Trust Portfolios. In addition to the Vista Portfolios referred to above, Vista currently offers six additional portfolios, three of which are money market portfolios--Vista Prime Money Market Fund, Vista California Tax Free Money Market Fund and Vista Federal Money Market Fund, and three of which are tax-free fixed-income portfolios and are not money market portfolios--Vista Tax Free Income Fund, Vista New York Tax Free Income Fund and Vista California Intermediate Tax Free Income Fund. Vista may add additional portfolios from time to time in the future.


   Fees and Expenses. The tables which follow set forth ratios of expenses to average net assets ("Expense Ratios") and expense examples for the Hanover Portfolios for the year ended November 30, 1995, as incurred after giving effect to certain voluntary fee waivers during the period ("Current" -- Column
1), as incurred without giving effect to such waivers ("Current Contractual"-- Column 2) and as are permitted to be incurred based upon the maximum levels provided for under current contractual arrangements ("Maximum Contractual"-- Column 3), and the pro-forma expense ratios and expense examples for the Vista Shares of the corresponding Vista Portfolios as if the Reorganization had occurred at the commencement of the fiscal year ended August 31, 1995 based upon the fee arrangements that will be in place upon the consummation of the Reorganization, both reflecting the commitment by Chase, described below, voluntarily to waive fees and/or reimburse expenses in an amount sufficient to maintain the expense ratios for Vista Shares of the Vista Portfolios at the levels indicated for a period of at least one year period following consummation of the Reorganization ("Committed"-- Column 4), and without giving effect to such commitment based upon the maximum levels provided for under the contractual arrangements to be in effect upon the consummation of the Reorganization ("Contractual"-- Column 5).

   As indicated in the tables below, after giving effect to the commitment by Chase to maintain the "Total Fund Operating Expenses" of the Vista Portfolios for a period of at least one year following the consummation of the Reorganization, the Committed "Total Fund Operating Expenses" for Vista Shares of each Vista Portfolio for such one year period are lower than the Maximum Contractual "Total Fund Operating Expenses" for the corresponding Hanover Portfolio shares for the respective periods presented.




           Hanover 100% U.S. Treasury Securities Money Market Fund/
            Vista 100% U.S. Treasury Securities Money Market Fund

                                                                                                Vista
                                                                                         Pro-Forma Combined
                                                                                          Expense Ratios**
                                                                                           (Vista Shares)
                                                  Hanover Expense Ratios*                   (Unaudited)
                                            ------------------------------------ --------------------------------
                                              (1)          (2)           (3)             (4)           (5)
                                                         Current       Maximum
                                            Current    Contractual   Contractual      Committed    Contractual
----------------------------------------    --------    ----------    ---------- ---------- --------------------
Annual Fund Operating Expenses
    (as a percentage of daily net assets)
  Investment Advisory Fee                     0.12%        0.15%         0.15%           0.10%        0.10%
  Rule 12b-1 Distribution Plan Fee            0.00         0.00          0.10            0.10         0.10
  Administration Fee                          0.04         0.04          0.04            0.05         0.05
  Other Expenses
    Sub-Administration Fee                    0.03         0.03          0.03            0.05         0.05
    Shareholder Servicing                     0.35         0.35          0.35            0.18         0.35
    Other Operating Expenses***               0.04         0.04          0.04            0.11         0.11
  Total Other Expenses                        0.42         0.42          0.42            0.34         0.51
  Total Fund Operating Expenses               0.58         0.61          0.71            0.59         0.76



                   Hanover U.S. Treasury Money Market Fund/
                    Vista Treasury Plus Money Market Fund

                                                                                              Vista
                                                                                        Pro-Forma Combined
                                                                                         Expense Ratios**
                                                                                          (Vista Shares)
                                                 Hanover Expense Ratios*                    (Unaudited)
                                            ---------------------------------- -------------------------------
                                             (1)         (2)           (3)             (4)           (5)
                                                       Current       Maximum
                                           Current   Contractual   Contractual      Committed    Contractual
----------------------------------------    ------    ----------    ---------- ---------- --------------------
Annual Fund Operating Expenses
    (as a percentage of daily net assets)
  Investment Advisory Fee                    0.12%       0.15%         0.15%           0.10%        0.10%
  Rule 12b-1 Distribution Plan Fee           0.00        0.00          0.10            0.10         0.10
  Administration Fee                         0.04        0.04          0.04            0.05         0.05
  Other Expenses
    Sub-Administration Fee                   0.03        0.03          0.03            0.05         0.05
    Shareholder Servicing                    0.35        0.35          0.35            0.20         0.35
    Other Operating Expenses***              0.04        0.06          0.06            0.09         0.09
  Total Other Expenses                       0.42        0.44          0.44            0.34         0.49
  Total Fund Operating Expenses              0.58        0.63          0.73            0.59         0.74

                    Hanover Government Money Market Fund/
                   Vista U.S. Government Money Market Fund

                                                                                              Vista
                                                                                        Pro-Forma Combined
                                                                                         Expense Ratios**
                                                                                          (Vista Shares)
                                                 Hanover Expense Ratios*                  (Unaudited)
                                            ----------------------------------- -------------------------------
                                             (1)         (2)           (3)             (4)           (5)
                                                       Current       Maximum
                                           Current   Contractual   Contractual      Committed    Contractual
----------------------------------------    ------     ----------    ---------- ---------- --------------------
Annual Fund Operating Expenses
    (as a percentage of daily net assets)
  Investment Advisory Fee                    0.12%       0.15%         0.15%           0.10%         0.10%
  Rule 12b-1 Distribution Plan Fee           0.00        0.00          0.10            0.10          0.10
  Administration Fee                         0.04        0.04          0.04            0.05          0.05
  Other Expenses
    Sub-Administration Fee                   0.03        0.03          0.03            0.05          0.05
    Shareholder Servicing                    0.35        0.35          0.35            0.23          0.35
    Other Operating Expenses***              0.05        0.05          0.05            0.06          0.06
  Total Other Expenses                       0.43        0.43          0.43            0.34          0.46
  Total Fund Operating Expenses              0.59        0.62          0.72            0.59          0.71




                        Hanover Cash Management Fund/
                          Vista Cash Management Fund

                                                                                              Vista
                                                                                        Pro-Forma Combined
                                                                                         Expense Ratios**
                                                                                          (Vista Shares)
                                                 Hanover Expense Ratios*                  (Unaudited)
                                            ----------------------------------  -------------------------------
                                             (1)         (2)           (3)             (4)           (5)
                                                       Current       Maximum
                                           Current   Contractual   Contractual      Committed    Contractual
----------------------------------------    ------     ----------    ---------- ---------- --------------------
Annual Fund Operating Expenses
    (as a percentage of daily net assets)
  Investment Advisory Fee                      0.12%       0.15%         0.15%           0.10%         0.10%
  Rule 12b-1 Distribution Plan Fee             0.00        0.00          0.10            0.00          0.00
  Administration Fee                           0.04        0.04          0.04            0.05          0.05
  Other Expenses
   Sub-Administration Fee                      0.03        0.03          0.03            0.05          0.05
   Shareholder Servicing                       0.35        0.35          0.35            0.33          0.35
   Other Operating Expenses***                 0.04        0.05          0.05            0.06          0.06
  Total Other Expenses                         0.42        0.43          0.43            0.44          0.46
  Total Fund Operating Expenses                0.58        0.62          0.72            0.59          0.61

                     Hanover Tax Free Money Market Fund/
                       Vista Tax Free Money Market Fund

                                                                                              Vista
                                                                                        Pro-Forma Combined
                                                                                         Expense Ratios**
                                                                                          (Vista Shares)
                                                 Hanover Expense Ratios*                    (Unaudited)
                                            ----------------------------------  -------------------------------
                                             (1)         (2)           (3)             (4)           (5)
                                                       Current       Maximum
                                           Current   Contractual   Contractual      Committed    Contractual
----------------------------------------    ------     ----------    ---------- ---------- --------------------
Annual Fund Operating Expenses
    (as a percentage of daily net assets)
  Investment Advisory Fee                    0.12%       0.15%         0.15%           0.10%         0.10%
  Rule 12b-1 Distribution Plan Fee           0.00        0.00          0.10            0.10          0.10
  Administration Fee                         0.04        0.04          0.04            0.05          0.05
  Other Expenses
    Sub-Administration Fee                   0.03        0.03          0.03            0.05          0.05
    Shareholder Servicing                    0.35        0.35          0.35            0.21          0.35
    Other Operating Expenses***              0.08        0.09          0.09            0.08          0.08
  Total Other Expenses                       0.46        0.47          0.47            0.34          0.48
  Total Fund Operating Expenses              0.62        0.66          0.76            0.59          0.73




                 Hanover New York Tax Free Money Market Fund/
                  Vista New York Tax Free Money Market Fund

                                                                                              Vista
                                                                                        Pro-Forma Combined
                                                                                         Expense Ratios**
                                                                                          (Vista Shares)
                                                 Hanover Expense Ratios*                   (Unaudited)
                                            ----------------------------------  -------------------------------
                                             (1)         (2)           (3)             (4)           (5)
                                                       Current       Maximum
                                           Current   Contractual   Contractual      Committed    Contractual
----------------------------------------    ------     ----------    ---------- ---------- --------------------
Annual Fund Operating Expenses
    (as a percentage of daily net assets)
  Investment Advisory Fee                    0.12%       0.15%         0.15%           0.10%         0.10%
  Rule 12b-1 Distribution Plan Fee           0.00        0.00          0.10            0.10          0.10
  Administration Fee                         0.04        0.04          0.04            0.05          0.05
  Other Expenses
    Sub-Administration Fee                   0.03        0.03          0.03            0.05          0.05
    Shareholder Servicing                    0.35        0.35          0.35            0.20          0.35
    Other Operating Expenses***              0.06        0.07          0.07            0.09          0.09
  Total Other Expenses                       0.44        0.45          0.45            0.34          0.49
  Total Fund Operating Expenses              0.60        0.64          0.74            0.59          0.74

------------
* The Current expense ratios presented in Column 1 above give effect to certain voluntary fee waivers by certain service providers to the respective Hanover Portfolios during the periods presented. Absent such voluntary waivers, the expense ratios would be the Current Contractual expense ratios presented in Column 2 above. Had Hanover's distributor incurred and sought reimbursement for distribution expenses at the maximum level permitted under Hanover's plan of distribution, as more fully described below, the expense ratios would be the Maximum Contractual expense ratios presented in Column 3 above.

** The Committed expense ratios presented in Column 4 above reflect the agreement by Chase voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year following the consummation of the Reorganization to the extent necessary to prevent the annualized "Total Fund Operating Expenses" for Vista Shares of each Vista Portfolio for such period from exceeding 0.59% of average net assets.
    Absent such agreement, the pro-forma "Total Fund Operating Expenses" would be the Contractual expense ratios presented in Column 5 above. In addition, Chase has agreed to waive fees payable to it and/or reimburse expenses for a two year period following the consummation of the Reorganization to the extent necessary to prevent the annualized "Total Fund Operating Expenses" for Vista Shares of each Vista Portfolio during such period from exceeding the Maximum Contractual "Total Fund Operating Expenses" presented in
    Column 3 above for the corresponding Hanover Portfolio.

*** "Other Operating Expenses" include custody fees, transfer agency fees, registration fees, legal fees, audit fees, directors' fees, insurance fees, and other miscellaneous expenses. A shareholder may incur a $10.00 charge for certain Vista Portfolio wire redemptions.

Example: You would pay the following expenses on a $1,000 investment based upon payment of operating expenses at the levels set forth in the tables above, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                                                                  Corresponding
                                                                                                 Vista Portfolio
                                                                                                Pro-forma Combined
                                                                                                     Expense
                                                                                                  (Vista Shares)
                                                           Hanover Expenses                        (Unaudited)
                                                ----------------------------------------   ----------------------------
                                                  (1)           (2)             (3)            (4)            (5)
                                                              Current         Maximum
                                                Current     Contractual     Contractual     Committed     Contractual
-------------------------------------------     --------    ------------    ------------    ----------   --------------
Hanover 100% U.S. Treasury Securities Money
Market Fund/Vista 100% U.S. Treasury
Securities Money Market Fund
1 Year                                             6              6              7              6               8
3 Years                                           19             19             22             19              24
5 Years                                           32             34             39             33              42
10 Years                                          72             76             87             74              94

Hanover U.S. Treasury Money Market Fund/
  Vista Treasury Plus Money Market Fund
1 Year                                             6              6              7              6               8
3 Years                                           19             20             23             19              24
5 Years                                           32             35             40             33              41
10 Years                                          72             78             89             74              92

Hanover Government Money Market Fund/
  Vista U.S. Government Money Market Fund
1 Year                                             6              6              7              6               7
3 Years                                           19             20             23             19              22
5 Years                                           33             34             39             33              39
10 Years                                          74             77             88             74              87

Hanover Cash Management Fund/
  Vista Cash Management Fund
1 Year                                             6              6              7              6               6
3 Years                                           19             20             23             19              19
5 Years                                           32             34             39             33              34
10 Years                                          72             77             88             74              76

Hanover Tax Free Money Market Fund/
  Vista Tax Free Money Market Fund
1 Year                                             6              7              8              6               7
3 Years                                           20             21             24             19              23
5 Years                                           34             37             42             33              40
10 Years                                          77             82             93             74              89

Hanover New York Tax Free Money Market Fund/
  Vista New York Tax Free Money Market Fund
1 Year                                             6              7              8              6               8
3 Years                                           19             20             24             19              24
5 Years                                           33             36             41             33              41
10 Years                                          74             79             92             74              92


   The "Example" set forth above should not be considered a representation of future expenses or annual return; actual expenses and annual return may be greater or less than those shown.

  A long-term shareholder in shares of a mutual fund with 12b-1 fees, such as each Hanover Portfolio and Vista Shares of each Vista Portfolio other than the Vista Cash Management Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.


  The table which follows summarizes certain of the expense information presented in the preceding tables. As indicated above, after giving effect to the commitment by Chase to maintain the expense ratios of the Vista Portfolios for a period of at least one year following the consummation of the Reorganization, the Committed expense ratio for Vista Shares of each Vista Portfolio is lower than the Maximum Contractual expense ratio for the corresponding Hanover Portfolio for the respective periods presented.


                                                                                             Corresponding
                                                                                            Vista Portfolios
                                                                                           Pro-Forma Combined
                                                                                            Expense Ratios**
                                                                                             (Vista Shares)
                                                      Hanover Expense Ratios*                  (Unaudited)
                                               -----------------------------------      ------------------------
                                                 (1)         (2)           (3)             (4)           (5)
                                                           Current       Maximum
Hanover Portfolios                             Current   Contractual   Contractual      Committed    Contractual
------------------                             -------    ----------    ----------      ---------    -----------
Hanover 100% U.S. Treasury Securities Money
  Market Fund                                    0.58        0.61%         0.71%           0.59%         0.76%
Hanover U.S. Treasury Money Market Fund          0.58        0.63          0.73            0.59          0.74
Hanover Government Money Market Fund             0.59        0.62          0.72            0.59          0.71
Hanover Cash Management Fund                     0.58        0.62          0.72            0.59          0.61
Hanover Tax Free Money Market Fund               0.62        0.66          0.76            0.59          0.73
Hanover New York Tax Free Money Market Fund      0.60        0.64          0.74            0.59          0.74



*The Current expense ratios presented in Column 1 above give effect to certain voluntary fee waivers by certain service providers to the respective Hanover Portfolios during the periods presented. Absent such voluntary waivers, the expense ratios would be the Current Contractual expense ratios presented in Column 2 above. Had Hanover's distributor incurred and sought reimbursement for distribution expenses at the maximum level permitted under Hanover's plan of distribution, as more fully described below, the expense ratios would be the Maximum Contractual expense ratios presented in Column 3 above.

**The Committed expense ratios presented in Column 4 above reflect the agreement by Chase voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year following the consummation of the Reorganization to the extent necessary to prevent the annualized expense ratio for Vista Shares of each Vista Portfolio for such period from exceeding 0.59% of average net assets. Absent such agreement, the pro-forma expense ratios would be the Contractual expense ratios presented in Column 5 above. In addition, Chase has agreed to waive fees payable to it and/or reimburse expenses for a two year period following consummation of the Reorganization to the extent necessary to prevent the annualized expense ratio for Vista Shares of each Vista Portfolio during such period from exceeding the Maximum Contractual expense ratio presented in Column 3 above for the corresponding Hanover Portfolio.

   There can be no assurance that the foregoing pro-forma expense ratios would have been the actual expense ratios for Vista Shares of the corresponding Vista Portfolios had the Reorganization been consummated when assumed above, or that the foregoing pro-forma Contractual expense ratios reflect the actual expense ratios, absent waivers and reimbursements, that would be incurred by the Vista Shares of the corresponding Vista Portfolios indicated above if the Reorganization is consummated.

   The fee payable for investment advisory services by each Hanover Portfolio is a monthly fee at an annual rate of 0.15% of its average daily net assets, while the fee which will be payable by each Vista Portfolio for investment advisory services upon consummation of the Reorganization will be a monthly fee at an annual rate of 0.10% of its average net assets.

   Hanover has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act which provides that each Hanover Portfolio may pay to the distributor of its shares an annual distribution fee of up to .10% of its average net assets as reimbursement for distribution expenses incurred. To date, the distributor of Hanover's shares has not collected distribution fees under the plan. The Vista Shares of the Vista Portfolios, after the consummation of the Reorganization, will be subject to an annual distribution fee of up to .10% of average net assets (with the exception of the Vista Cash Management Fund, which will not be subject to any distribution fees) as compensation for distribution services without regard to actual expenses incurred. The Vista Shares of the Vista Portfolios, after the consummation of the Reorganization, will be subject to an annual shareholder servicing fee payable periodically of up to .35% of average net assets. The Hanover Portfolios are currently subject to an annual shareholder servicing fee payable monthly at an annual rate of up to .35% of average net assets.

  The aggregate fees payable by Hanover for administration and fund accounting services are a monthly fee at an annual rate of .09% of the first $500 million of average daily net assets of the Hanover Portfolios, 0.08% of the next $500 million of such assets, and 0.07% of such assets in excess of $1 billion, plus $25,000 per year for each Hanover Portfolio. In contrast, the aggregate fees that will be payable by Vista for administration and fund accounting services upon consummation of the Reorganization will be a monthly fee at an annual rate of .10% of average daily net assets of the Vista Portfolios, plus $45,000 per year for each Vista Portfolio and a quotation fee of 50 cents per quote per day. Hanover and Vista each pay fees for transfer agency services on a per account basis, which may vary depending on the type of account involved. The fees payable by Hanover for custody services are a monthly fee at an annual rate of .015% of the first $300 million of the aggregate average daily net assets of the Hanover Portfolios,
 .010% of the next $300 million of such assets and .005% of such assets in excess of $600 million, plus a fee of $25.00 for each transaction involving a security which is not book-entry and $15.00 for each transaction involving a book-entry security. The fees that will be in effect for Vista for custody services upon consummation of the Reorganization are a monthly fee at an annual rate of .010% of the first $250 million of the aggregate average daily net assets, .0075% of the next $250 million of such assets and .005% of such assets in excess of $500 million, plus a fee of $10.00 for each transaction involving a book-entry security, $20.00 for each transaction involving a physical security and $10 for income collections.

   In addition to the fees described above, each of the Hanover Portfolios and Vista Portfolios bears certain additional fees and expenses relating to, among other things, printing and audit, legal and other professional services.

   For more complete information regarding the historical and projected expenses of the Vista Portfolios, see "Additional Information about Vista -- Expenses."

   Distribution and Shareholder Servicing Arrangements. Hanover Funds Distributor, Inc. acts as distributor for Hanover (the "Hanover Distributor") and Vista Broker-Dealer Services, Inc. acts as distributor for Vista (the "Vista Distributor"). Hanover has adopted a plan (the "Hanover Plan") under Rule 12b-1 under the 1940 Act. Under the Hanover Plan, each Hanover Portfolio may, solely for the purpose of reimbursing the Hanover Distributor for activities primarily intended to result in the sale of its shares, spend up to .10% of its net assets annually in accordance with the Hanover Plan. As noted above, the Hanover Portfolios currently do not bear any distribution fees. Activities for which the Hanover Distributor may be reimbursed under the Hanover Plan include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Hanover Portfolios and the preparation, printing and distribution of prospectuses for the Hanover Portfolios to recipients other than existing shareholders.

   Vista has also adopted a Plan of Distribution (the "Vista Distribution Plan") under Rule 12b-1 under the 1940 Act. Under the Vista Distribution Plan, following the consummation of the Reorganization, each Vista Portfolio (other than the Vista Cash Management Fund) will be authorized, effective upon the consummation of the Reorganization, to spend up to .10% of average net assets annually as compensation to the Vista Distributor for distribution services provided by it. A substantial portion of the distribution fees payable to the Vista Distributor under the Vista Distribution Plan is paid by the Vista Distributor to non-affiliated broker-dealers for distribution services that they provide. The fees payable to the Vista Distributor under the Vista Distribution Plan will be payable without regard to actual expenses incurred.

   Hanover and Vista are each authorized to enter into Shareholder Servicing Agreements with financial institutions and selected dealers ("Shareholder Servicing Agents") which provide certain shareholder administrative support services. Chemical and certain of its affiliates, among others, currently act as Shareholder Servicing Agents for the Hanover Portfolios. Each Hanover Shareholder Servicing Agent is paid a fee at an annual rate of up to .35% of the average daily net asset value of shares in each Hanover Portfolio for which it acts as Shareholder Servicing Agent. Chase and certain of its affiliates, among others, currently act as Shareholder Servicing Agents for Vista. The fees payable by Vista Shares of the Vista Portfolios for shareholder servicing following the Reorganization will be payable at an annual rate of up to .35% of average net assets.

   Purchase and Redemption. All purchase orders for shares of Hanover Portfolios must be placed through a Hanover Shareholder Servicing Agent or the Hanover Distributor in accordance with procedures established by such Hanover Shareholder Servicing Agents or the Hanover Distributor in connection with requirements of the accounts of customers. Purchase orders must generally be received by the Hanover Distributor prior to 12:00 noon to be executed on the same day. Purchase orders received by the Hanover Distributor after 12:00 noon are only accepted in Hanover's discretion, and orders received after 4:00 p.m., Eastern time, are not accepted. All purchase orders for Vista Shares of Vista Portfolios must be placed through a Vista Shareholder Servicing Agent, brokers or certain financial institutions which have entered into Selected Dealer Agreements with the Vista Distributor ("Selected Dealers"), or the Vista Distributor in accordance with procedures established by such Vista Shareholder Servicing Agents, Selected Dealers or the Vista Distributor in connection with requirements of the accounts of customers. Currently, in order for purchases of Vista Shares to be executed on the same day, such purchase orders must be received by Vista's transfer agent by 12:00 noon, Eastern time, for the Vista 100% U.S. Treasury Securities Money Market Fund, the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, and by 2:00 p.m., Eastern time for the Vista Treasury Plus Money Market Fund, the Vista U.S. Government Money Market Fund and the Vista Cash Management Fund. Effective upon consummation of the Reorganization, although the aforementioned deadlines will generally continue in effect, purchase orders for Vista Shares of the Vista Treasury Plus Money Market Fund and the Vista Cash Management Fund received by Vista's transfer agent after 2:00 p.m., Eastern time, and prior to 4:00 p.m., Eastern time, may be accepted and executed on the same day in Vista's discretion. The minimum initial purchase for individuals for Vista Shares is $2,500. This minimum will be waived for Hanover Portfolio shareholders that receive Vista Portfolio shares in connection with the Reorganization. The Hanover Portfolios do not have a minimum purchase amount. Each Hanover and Vista Shareholder Servicing Agent may establish its own terms, conditions and charges with respect to the services provided by it.

   Hanover shares may be redeemed in accordance with instructions and limitations established by a Shareholder Servicing Agent or through the Hanover Distributor. Vista Portfolio shares may be redeemed either through a Shareholder Servicing Agent or through the Vista Distributor. Redemption orders for each Hanover Portfolio and each Vista Portfolio are effected at the net asset value per share next determined after the order is received by the Hanover Distributor or Vista's transfer agent, as the case may be. Payment for redemption requests received by the Hanover Distributor before 12:00 noon, Eastern time, will normally be wired or credited to the customer's Shareholder Servicing Agent that day. Redemptions of Vista Shares will be effected and the proceeds paid on the same day the redemption request is made if such request is received prior to 12:00 noon, Eastern time, for the Vista 100% U.S. Treasury Securities Money Market Fund, the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, and prior to 2:00 p.m., Eastern time for the Vista Treasury Plus Money Market Fund, the Vista U.S. Government Money Market Fund and the Vista Cash Management Fund. Each Hanover Portfolio and Vista Portfolio may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (i) trading on the New York Stock Exchange is restricted; (ii) the Exchange is closed for other than customary weekend and holiday closings; or (iii) an emergency exists as determined by the Commission.

   Dividends and Distributions. Each Hanover Portfolio and each Vista Portfolio declares dividends from available net investment income daily and pays such dividends monthly.

   Risk Factors. Because of the similarities of investment objectives and policies of the Hanover Portfolios and the corresponding Vista Portfolios, the risks associated with an investment in a Hanover Portfolio are generally the same as those associated with an investment in the corresponding Vista Portfolio. These investment risks, in general, are those typically associated with investing in a managed portfolio of the specific types of instruments that each Hanover Portfolio and each corresponding Vista
Portfolio invests in. The risks of investment in the Vista Cash Management Fund and the Hanover Cash Management Fund include the risks associated with investments in bank obligations and dollar-denominated securities of foreign issuers. The risks of investment in the Hanover Tax Free Money Market Fund and the Vista Tax Free Money Market Fund relate primarily to the ability of these portfolios to concentrate investments in municipal obligations and the risks associated with these types of investments. The Vista Tax Free Money Market Fund is a non-diversified portfolio, unlike the Hanover Tax Free Money Market Fund, and therefore also bears the risks associated with its non-diversified status. The risks of investment in the Hanover New York Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, in addition to including the risks associated with the Hanover Tax Free Money Market Fund and the Vista Tax Free Money Market Fund, relate primarily to the non-diversified nature of these portfolios and the risks associated with obligations issued by the State of New York and its political subdivisions and instrumentalities. Further information relating to the risks associated with an investment in these portfolios is set forth below under "Comparison of Investment Objectives and Policies."

                        REASONS FOR THE REORGANIZATION


    The Reorganization has been proposed by the Vista Board and the Hanover Board as a result of the consequences of the merger (such merger being referred to herein as the "Parent Merger"), announced in August 1995, of The Chase Manhattan Corporation ("CMC") with and into Chemical Banking Corporation ("CBC"). Pursuant to the merger agreement entered into between CMC and CBC on August 27, 1995, the effectiveness of the Parent Merger is subject to certain conditions, including the receipt of certain regulatory approvals and the approval of the shareholders of CMC and CBC. Following the Parent Merger, Chase, the principal operating subsidiary of CMC and the investment adviser to each of the Vista Portfolios, will be merged (such merger being referred to herein as the "Bank Merger") with and into Chemical, a principal operating subsidiary of CBC, with the surviving entity being renamed The Chase Manhattan Bank. CMC and CBC anticipate that the Parent Merger will occur on or about March 31, 1996 and that the Bank Merger will occur during July 1996. On December 11, 1995, the respective shareholders of CMC and CBC voted to approve the Parent Merger.


   In determining whether to recommend approval of the Reorganization to shareholders of Hanover, the Hanover Board (including the independent Directors, with the advice and assistance of independent legal counsel) made an inquiry into a number of matters and considered the following factors, among others: (1) the advantages to each Hanover Portfolio and corresponding Vista Portfolio as well as to CBC and its affiliates following the Parent Merger of eliminating the unnecessary competition and duplication of effort inherent in marketing funds having similar investment objectives; (2) the compatibility of the investment objectives, policies, restrictions and portfolios, as well as service features available to shareholders of each Hanover Portfolio and each corresponding Vista Portfolio; (3) the capabilities and resources of Chase (including Chemical as its successor in the Bank Merger), its affiliates and other Vista service providers in the areas of investment management, administration, fund accounting, transfer agency, custody, marketing and shareholder servicing; (4) expense ratios and available information regarding the fees and expenses of each Hanover Portfolio, each corresponding Vista Portfolio and the relevant share class thereof (historical and pro forma) as well as similar funds; (5) the historical performance of the Vista Portfolios and the Hanover Portfolios;
(6) portfolio transaction policies of the Hanover Portfolios and the Vista Portfolios; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (8) costs incurred by each Hanover Portfolio and each corresponding Vista Portfolio as a result of the Reorganization; (9) tax consequences of the Reorganization; (10) possible alternatives to the Reorganization; and (11) the commitment of CBC and its affiliates following the Parent Merger to maintain and enhance its position in the money market fund business and the prospects that the combination of the respective portfolios will ensure the continued strength of the money market fund efforts of CBC and its affiliates for the benefit of shareholders of the Vista Portfolios, including former shareholders of the Hanover Portfolios.

   In reaching the decision to recommend that the shareholders of each Hanover Portfolio vote to approve the Reorganization, the Hanover Board concluded that the participation of each Hanover Portfolio in the Reorganization is in the best interests of its respective shareholders and would not result in the dilution of such shareholders' interests. Their conclusion was based on a number of factors, including the following:

     1. The Reorganization would permit the shareholders of the Hanover U.S. Treasury Money Market Fund, the Hanover Government Money Market Fund, the Hanover Cash Management Fund, the Hanover Tax Free Money Market Fund and the Hanover New York Tax Free Money Market Fund to pursue substantially the same investment goals in respectively larger funds. Such larger funds should enhance the ability of portfolio managers to effect their portfolio transactions on more favorable terms and give portfolio managers greater investment flexibility and the ability to select a larger number of portfolio securities, with the attendant benefits of increased diversification. Because the Vista 100% U.S. Treasury Securities Money Market Fund has been newly organized to acquire the assets of the Hanover 100% U.S. Treasury Securities Money Market Fund and will not commence operations until the consummation of the Reorganization, the Vista 100% U.S. Treasury Securities Money Market Fund, immediately following the Reorganization, will not be larger than the Hanover 100% U.S. Treasury Securities Money Market Fund, but should nonetheless benefit from being part of a larger, combined fund group.

     2. Under the Reorganization, current shareholders of each of the Hanover Portfolios would receive the investment advisory services of Chase (including Chemical as its successor in the Bank Merger) and day-to-day management by CAM (in the case of all Hanover Portfolios other than the Hanover Cash Management Fund and the Hanover Tax Free Money Market Fund) or TCBNA (in the case of the Hanover Cash Management Fund and the Hanover Tax Free Money Market Fund). Chase, including its predecessor organizations, has over 100 years of money management experience. Chase currently manages 32 mutual fund portfolios, which invest in a broad array of assets and include money market, debt and equity, and domestic as well as international, portfolios. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios with varying investment objectives. CAM is registered with the Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase. Current shareholders of the Hanover Cash Management Fund and the Hanover Tax Free Money Market Fund would continue, under the Reorganization, to receive the day-to-day investment management services of TCBNA. TCBNA has been in the investment counselling business since 1987 and is an indirect, wholly owned subsidiary of CBC. TCBNA renders investment advice to a wide variety of corporations, pension plans, foundations, trusts and individuals.

     3. Through the Reorganization, shareholders of the Hanover Portfolios would become shareholders in a larger combined fund family consisting of a wide range of stock, bond and money market funds, including both domestic and international portfolios.

     4. It is expected that the Reorganization will lead to a more focused marketing and distribution effort with respect to the Vista Portfolios, thereby reducing potential investor confusion and promoting asset growth in such portfolios.

                     INFORMATION ABOUT THE REORGANIZATION


   Agreement and Plan of Reorganization and Liquidation. The following summary of the Agreement is qualified in its entirety by reference to the form of the Agreement attached to this Prospectus/Proxy Statement as Exhibit
A. The Agreement, to which Vista and Hanover are parties, provides that the Vista 100% U.S. Treasury Securities Money Market Fund will acquire all of the assets and liabilities of the Hanover 100% U.S. Treasury Securities Money Market Fund in exchange for Vista Shares of the Vista 100% U.S. Treasury Securities Money Market Fund, the Vista Treasury Plus Money Market Fund will acquire all of the assets and liabilities of the Hanover U.S. Treasury Money Market Fund in exchange for Vista Shares of the Vista Treasury Plus Money Market Fund, the Vista U.S. Government Money Market Fund will acquire all of the assets and liabilities of the Hanover Government Money Market Fund in exchange for Vista Shares of the Vista U.S. Government Money Market Fund, the Vista Cash Management Fund will acquire all of the assets and liabilities of the Hanover Cash Management Fund in exchange for Vista Shares of the Vista Cash Management Fund, the Vista Tax Free Money Market Fund will acquire all of the assets and liabilities of the Hanover Tax Free Money Market Fund in exchange for Vista Shares of the Hanover Tax Free Money Market Fund, and the Vista New York Tax Free Money Market Fund will acquire all of the assets and liabilities of the Hanover New York Tax Free Money Market Fund in exchange for Vista Shares of the Vista New York Tax Free Money Market Fund. Subject to the satisfaction of the conditions described below, such acquisitions shall take place on May 6, 1996 or such other date as may be agreed upon by the parties (the "Closing Date"). The net asset value per Vista Share for each Vista Portfolio will be determined by dividing each portfolio's net assets attributable to such class of its shares by the total number of its outstanding shares of such class.


   As is the case with the Hanover Portfolios, there can be no assurance that the Vista Portfolios will be able to maintain a stable net asset value of $1.00 per share. Portfolio securities will be valued in accordance with the valuation practices of the Vista Portfolios, which are described below under "Additional Information About Vista -- F. Other Information Concerning Shares of Vista."

   As promptly as practicable after the Closing Date, each Hanover Portfolio will liquidate and distribute pro rata to its shareholders of record as of 12:00 noon (in the case of the Vista 100% U.S. Treasury Securities Money Market Fund, the Hanover Tax Free Money Market Fund and the Hanover New York Tax Free Money Market Fund) or as of 2:00 p.m. (in the case of the other Hanover Portfolios) (New York time) on the Closing Date the shares of the corresponding Vista Portfolio received by that Hanover Portfolio in the Reorganization. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Vista Portfolios in the names of the shareholders of the corresponding Hanover Portfolio, each account representing the respective pro rata number of shares of such Vista Portfolio due the shareholder. After such distribution and the winding up of its affairs, the Hanover Portfolios will be terminated and Hanover will be dissolved and will be deregistered as an investment company under the 1940 Act.

   The Vista Board and the Hanover Board have each determined, with respect to their respective portfolios that are parties to the Reorganization, that the interests of existing shareholders of such portfolios will not be diluted as a result of the transactions contemplated by the Reorganization and that participation in the Reorganization is in the best interests of each such portfolio's shareholders.

  Certain of the existing investment limitations of the Hanover Portfolios that require shareholder approval for amendment prohibit the Hanover Portfolios from purchasing common stock or investing more than a stated percentage of its assets in an issuer's securities. By approving the Agreement, the shareholders of the Hanover Portfolios will be deemed to have agreed to waive temporarily these limitations insofar as they might be deemed to apply to the Reorganization.

   The consummation of the Reorganization is subject to the conditions set forth in the Agreement, including that the Parent Merger be consummated and that the majority of the shareholders of each Hanover Portfolio approve the Reorganization. The Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Hanover Portfolios, by either Hanover or Vista if (i) any condition or covenant set forth in the Agreement has not been fulfilled or waived by the party entitled to its benefits, (ii) there has been a material breach by the other party or (iii) the Vista Board or the Hanover Board, as the case may be, determines that proceeding with the Reorganization is not in the best interests of that party's shareholders. The Agreement provides that either party may waive compliance with any of the covenants or conditions made therein for its benefit, except for certain conditions regarding the receipt of regulatory approvals.

   The expenses of the Reorganization, including the cost of a proxy soliciting agent that has been retained (see "Voting Information"), will be borne by CBC and/or CMC.

   Approval of the Agreement will require the affirmative vote of the holders of at least a majority of the outstanding shares of each Hanover Portfolio entitled to vote on the matter. If the Reorganization is not approved by the shareholders of each Hanover Portfolio or is not consummated for any other reason, the Hanover Board will consider other possible courses of action. Approval of the Agreement by the shareholders of each Hanover Portfolio will also constitute approval of Hanover's dissolution and deregistration under the 1940 Act following consummation of the Reorganization. See "Voting Information" below.

                THE HANOVER BOARD HAS UNANIMOUSLY RECOMMENDED
                          APPROVAL OF THE AGREEMENT.

   Description of Shares of Vista. Shareholders of each Hanover Portfolio will be issued Vista Shares of the corresponding Vista Portfolio in accordance with the procedures provided for in the Agreement as described above. Each such share will be fully paid and non-assessable when issued with no personal liability attaching to the ownership thereof and transferable without restrictions and will have no preemptive or conversion rights.

   Federal Income Tax Consequences. As a condition to the consummation of the Reorganization, Hanover and Vista will each receive an opinion from Simpson Thacher & Bartlett to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:
(1) the Reorganization will constitute a reorganization within the meaning of
Section 368(a)(1) of the Code with respect to each Hanover Portfolio and its corresponding Vista Portfolio; (2) no gain or loss will be recognized by any of the Hanover Portfolios or the corresponding Vista Portfolios upon the transfer of all of the assets and liabilities, if any, of each Hanover Portfolio to its corresponding Vista Portfolio solely in exchange for corresponding Vista Portfolio shares or upon the distribution of the shares of the corresponding Vista Portfolios to the shareholders of the Hanover Portfolios solely in exchange for all of their shares of the Hanover Portfolios; (3) no gain or loss will be recognized by shareholders of any of the Hanover Portfolios upon the exchange of such Hanover Portfolio's shares solely for shares of its corresponding Vista Portfolio; (4) the holding period and tax basis of the corresponding Vista Portfolio shares received by each shareholder of each Hanover Portfolio pursuant to the Reorganization will be the same as the holding period (provided the shares of the Hanover Portfolios were held as a capital asset on the date of the Reorganization) and tax basis of the shares of the Hanover Portfolio held by the shareholder immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of each of the Hanover Portfolios acquired by its corresponding Vista Portfolio will be the same as the holding period and tax basis of those assets to each of the Hanover Portfolios immediately prior to the Reorganization. The payment by CBC and/or CMC of certain expenses of Hanover and Vista which are directly related to the Reorganization will not affect such opinion. However, no opinion will be given as to any other federal income tax consequences of the payment of such expenses.


   Capitalization. The following tables show the capitalization of each Hanover Portfolio and the corresponding Vista Portfolio as of November 30, 1995, and on a pro-forma combined basis as of that date for the Reorganization giving effect to the proposed acquisition of assets at net asset value:

                                                       Hanover 100%
                                   Vista 100%              U.S.
                                  U.S. Treasury          Treasury
                                   Securities           Securities
                                  Money Market         Money Market       Pro-Forma
                                    Fund (1)               Fund            Combined
                               -------------------    ---------------   -------------
Net Assets
 Vista Shares (2)                      $0             $1,337,548,821   $1,337,548,821
 Premier Shares                        $0                   $0               $0
 Institutional Shares                  $0                   $0               $0
Net Asset Value per Share
  (3)                                  --                  $1.00            $1.00
Shares Outstanding                      0              1,337,562,968    1,337,562,968

                                Vista Treasury
                                     Plus            Hanover U.S.
                                 Money Market          Treasury          Pro-Forma
                                     Fund         Money Market Fund      Combined
                                ---------------    -----------------   -------------
Net Assets
 Vista Shares (2)                   $0            $1,663,828,952       $1,663,828,952
 Premier Shares                $ 55,909,617             $0                $55,909,617
 Institutional Shares          $ 83,936,697             $0                $83,936,697
Net Asset Value per Share(3)      $1.00              $1.00                $1.00
Shares Outstanding             139,829,131        1,663,828,952         1,803,658,083

                                                        Hanover
                                   Vista U.S.         Government
                                   Government        Money Market       Pro-Forma
                               Money Market Fund         Fund           Combined
                                -----------------    --------------   -------------
Net Assets
 Vista Shares (2)               $348,724,311      $1,551,998,439    $1,900,722,750
 Premier Shares                $1,064,318,943          $0           $1,064,318,943
 Institutional Shares           $787,731,705           $0            $787,731,705
Net Asset Value per Share(3)       $1.00             $1.00               $1.00
Shares Outstanding              2,200,773,505      1,551,998,439     3,752,771,944

                                Vista Cash     Hanover Cash
                                Management      Management       Pro-Forma
                                   Fund            Fund          Combined
                                ------------    ------------   -------------
Net Assets
 Vista Shares (2)             $100,904,317  $1,634,493,092   $1,735,397,409
 Premier Shares               $423,768,849       $0           $423,768,849
 Institutional Shares         $344,735,362       $0            $344,735,362
Net Asset Value per Share(3)  $1.00           $1.00             $1.00
Shares Outstanding             869,343,150  1,634,493,092     2,503,836,242

                               Vista Tax Free  Hanover Tax Free
                                Money Market      Money Market       Pro-Forma
                                    Fund              Fund           Combined
                                --------------    --------------   -------------
Net Assets
 Vista Shares (2)             $155,137,950      $314,466,384     $469,604,334
 Premier Shares               $152,377,832      $          0     $152,377,832
 Institutional Shares         $130,800,571      $          0     $130,800,571
Net Asset Value per Share(3)     $1.00             $1.00             $1.00
Shares Outstanding             438,154,570       314,512,105      752,666,675













                               Vista New York  Hanover New York
                                  Tax Free          Tax Free
                                Money Market      Money Market       Pro-Forma
                                    Fund              Fund           Combined
                                --------------    --------------   -------------
Net Assets
 Vista Shares (2)             $380,464,579      $252,621,101     $633,085,680
Net Asset Value per Share(3)     $1.00             $1.00             $1.00
Shares Outstanding             380,451,873       252,668,725      633,120,598

(1) The Vista 100% U.S. Treasury Securities Money Market Fund has been newly organized to acquire the assets of the Hanover 100% U.S. Treasury Securities Money Market Fund; no shares are outstanding at November 30, 1995.

(2) Information presented for the corresponding Hanover Portfolio is for the class of shares that will receive the class of shares of the corresponding Vista Portfolio indicated pursuant to the Reorganization.

(3) For each class of shares outstanding.

                              VOTING INFORMATION

  Proxies from the shareholders of each Hanover Portfolio are being solicited by the Hanover Board for the Special Meeting of Shareholders to be held on April 2, 1996 at the offices of The Chase Manhattan Bank, N.A., 101 Park Avenue, 17th Floor, New York, New York, 10178 at 2:00P.M. or at such later time as necessary by adjournment. A proxy may be revoked at any time before the meeting by oral or written notice to Hanover. Unless revoked, all valid proxies will be voted in accordance with the specification thereon, or in the absence of specification, for approval of the Agreement. Approval of the Agreement will require the affirmative vote of the holders of at least a majority of the outstanding shares of each portfolio of Hanover entitled to vote thereon. Approval of the Agreement by the shareholders of each Hanover Portfolio will also constitute approval of Hanover's dissolution and deregistration under the 1940 Act following consummation of the Reorganization.



  Proxies are to be solicited by mail. Additional solicitations may be made by telephone, telegram or personal contact by officers, employees or agents of CBC and its affiliates. Each Hanover Portfolio has retained Chemical Mellon Shareholder Services LLC, 85 Challenger Road, Overpeck Center, Ridgefield Park, New Jersey 07660 to assist in the solicitation of proxies in connection with the Reorganization. The cost of solicitation is estimated to be $25,000, and will be paid by CBC and/or CMC.


   Under the Agreement, shareholders of each Hanover Portfolio will receive Vista Shares of the corresponding Vista Portfolio, as described above, with an aggregate net asset value equal to the value of the shareholder's investment in each Hanover Portfolio at the effective time of the transaction. This method of valuation is also consistent with interpretations of Rule 22c-1 under the 1940 Act by the Commission's Division of Investment Management. Any shareholder of a Hanover Portfolio may redeem his or her shares at the then current net asset value prior to the Closing Date.


  Shareholders of the Hanover Portfolios of record at the close of business on January 22, 1996 will be entitled to vote at the Special Meeting or any adjournment of the meeting. The holders of a majority of the shares outstanding of each such Hanover Portfolio at the close of business on that date present in person or represented by proxy will constitute a quorum for the meeting; however, as noted above, the affirmative vote of at least a majority of the shares outstanding of each such Hanover Portfolio at the close of business on that date is required to approve the Reorganization. Shareholders are entitled to one vote for each share held and fractional votes the fractional shares held. As of January 22, 1996, as shown on the books of Hanover, there were issued and outstanding 1,446,354,516 shares of the Hanover 100% U.S. Treasury Securities Money Market Fund, 1,693,949,675 shares of the Hanover U.S. Treasury Money Market Fund, 1,563,675,574 shares of the Hanover Government Money Market Fund, 1,586,054,026 shares of the Hanover Cash Management Fund, 349,193,296 shares of the Hanover Tax Free Money Market Fund, and 313,256,305 shares of the Hanover New York Tax Free Money Market Fund. The votes of the shareholders of the corresponding Vista Portfolios are not being solicited to approve the Reorganization, since their approval or consent is not required with respect to the Reorganization. Their votes are being solicited, however, in connection with the approval of certain of the Related Changes.


   The Agreement was approved for Hanover by unanimous vote of the Hanover Board, including all of the Directors then serving who were not interested persons of Hanover or Vista (other than in their capacity as Trustees or Directors of Vista or Hanover, as the case may be).

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

   The investment objective of each Vista Portfolio and the corresponding Hanover Portfolio are substantially identical. In seeking to achieve its investment objective, each Vista Portfolio is guided by investment policies and restrictions that are substantially similar, except as otherwise noted below, to those of the corresponding Hanover Portfolio.

   The investment objective and policies of each of the Vista Portfolios, after giving effect to the Related Changes except where otherwise indicated, are set forth below, together with a discussion of the primary differences from those of the respective corresponding Hanover Portfolios. The investment objective of each Vista Portfolio is fundamental and may not be changed without the affirmative vote of a majority of its outstanding shares. Of course, achievement of these objectives cannot be guaranteed.

   The Vista Portfolios seek to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Vista Portfolios, like the Hanover Portfolios, use the amortized cost method of valuing securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized as follows. In accordance with Rule 2a-7, the Vista Portfolios are required to maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only instruments which have or are deemed to have remaining maturities of 397 days or less. Each Vista Portfolio invests only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees of Vista to present minimal credit risks and which are rated in the highest short-term rating category (the two highest short-term rating categories in the case of the Vista New York Tax Free Money Market Fund) by at least two nationally recognized statistical rating organizations ("NRSROs") (or one rating organization if the instrument was rated only by one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees of Vista. If a security is backed by an unconditional demand feature, the issuer of the demand feature rather than the issuer of the underlying security may be relied upon in determining whether the foregoing criteria have been met. Securities in which the Vista Portfolios and Hanover Portfolios invest may not earn as high a level of current income as long-term or lower quality securities.

A. VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

  The investment objective of the Vista 100% U.S. Treasury Securities Money Market Fund is to seek to provide maximum current income consistent with maximum safety of principal and maintenance of liquidity. The Vista 100% U.S. Treasury Securities Money Market Fund seeks to achieve its investment objective by investing in obligations issued by the U.S. Treasury, including U.S. Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. The Vista 100% U.S. Treasury Securities Money Market Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, nor does it enter into repurchase agreements. The dollar weighted average maturity of the Vista 100% U.S. Treasury Securities Money Market Fund will be 90 days or less. Although the Vista 100% U.S. Treasury Securities Money Market Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

  Although the Vista 100% U.S. Treasury Securities Money Market Fund's investment objective may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "G. Additional Information on Investment Policies and Techniques," except for policies identified as fundamental.

Differences with Hanover 100% U.S. Treasury Securities Money Market Fund

  Because the Vista 100% U.S. Treasury Securities Money Market Fund has been created for the purpose of operating as a successor to the Hanover 100% U.S. Treasury Securities Money Market Fund in connection with the Reorganization, the investment objective, policies and restrictions of the Vista 100% U.S. Treasury Securities Money Market Fund and the Hanover 100% U.S. Treasury Securities Money Market Fund are substantially identical, except for certain differences discussed below under "G. Additional Information on Investment Policies and Techniques" and "H. Investment Limitations."

B. VISTA TREASURY PLUS MONEY MARKET FUND

  The investment objective of the Vista Treasury Plus Money Market Fund is to seek to provide maximum current income consistent with preservation of capital and maintenance of liquidity. The Vista Treasury Plus Money Market Fund seeks to achieve its investment objective by investing in obligations issued by the U.S. Treasury, including U.S. Treasury bills, bonds and notes. In addition, the Vista Treasury Plus Money Market Fund will seek to enhance its yield by investing in repurchase agreements which are fully collateralized by U.S. Treasury obligations. The dollar weighted average maturity of the Vista Treasury Plus Money Market Fund will be 60 days or less. Although the Vista Treasury Plus Money Market Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

  The Vista Treasury Plus Money Market Fund may invest in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, including U.S. Treasury bills, bonds, and notes, which differ principally only in their interest rates, maturities and dates of issuance.

  Although the Vista Treasury Plus Money Market Fund's investment objective may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "G. Additional Information on Investment Policies and Techniques," except for policies identified as fundamental.

Differences with Hanover U.S. Treasury Money Market Fund

  In contrast to the Vista Treasury Plus Money Market Fund, the Hanover U.S. Treasury Money Market Fund is permitted to maintain a dollar weighted average portfolio maturity of up to 90 days.

  For a discussion of certain additional differences between the Vista Treasury Plus Money Market Fund and the Hanover U.S. Treasury Money Market Fund, see
"G. Additional Information on Investment Policies and Techniques" and "H. Investment Limitations."

C. VISTA U.S. GOVERNMENT MONEY MARKET FUND

  The investment objective of the Vista U.S. Government Money Market Fund is to provide its shareholders with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Vista U.S. Government Money Market Fund seeks to achieve its investment objective by investing substantially all of its assets in obligations that are issued or guaranteed by the U.S. Treasury, by agencies of the U.S. Government, and by instrumentalities that have been established or sponsored by the U.S. Government, and in repurchase agreements collateralized by U.S. Government obligations or other securities in which the Vista U.S. Government Money Market Fund is permitted to invest. The U.S. Government obligations in which the Vista U.S. Government Money Market Fund invests will be of high quality and present minimal credit risk. Although the Vista U.S. Government Money Market Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield. Neither the United States nor any of its agencies insures or guarantees the market value of shares of the Vista U.S. Government Money Market Fund. The dollar weighted average maturity of the Vista U.S. Government Money Market Fund will be 60 days or less.

  U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government obligations may or may not be backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

  Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Government agencies which issue or guarantee securities backed by the "full faith and credit" of the U.S. Government include the Government National Mortgage Association ("GNMA"), the Student Loan Marketing Association ("SLMA"), the Farmer's Home Administration and the Small Business Administration. The U.S. Government agencies and instrumentalities that issue or guarantee securities not backed by the "full faith and credit" of the U.S. Government include, but are not limited to the Federal Farm Credit System, the Federal Land Banks, the Federal Intermediate Credit Banks, the Bank for Cooperatives, the Federal Home Loan Banks, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").



  The Vista U.S. Government Money Market Fund is also permitted to invest in U.S. Government agency securities, which often provide higher yields than are available from the more common types of government-backed instruments. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Vista U.S. Government Money Market Fund were required to liquidate any of them, it might not be able to do so advantageously. For additional information on these types of securities, see "Investment Objectives, Policies and Restrictions-- Investment Policies: Specialized Kinds of Government Agency Securities" in Vista's statement of additional information dated December 31, 1995 (the "Vista SAI"), which is incorporated into the Statement of Additional Information by reference.

  If securities issued or guaranteed by GNMA, FNMA or FHLMC are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss to the Vista U.S. Government Money Market Fund of the premium, which may be particularly likely in the event of a prepayment.

  Shareholder approval is currently required to change any of the investment policies discussed above or in "G. Additional Information on Investment Policies and Techniques." Upon consummation of the Reorganization, shareholder approval will no longer be required to change any of the investment policies (other than the investment objective) discussed above or in "G. Additional Information on Investment Policies and Techniques" if approval to eliminate the shareholder approval requirement is obtained from the shareholders of the Vista U.S. Government Money Market Fund.

Differences with Hanover Government Money Market Fund

  In contrast to the Vista U.S. Government Money Market Fund, the Hanover Government Money Market Fund is permitted to maintain a dollar weighted average portfolio maturity of up to 90 days.

  In contrast to the Vista U.S. Government Money Market Fund, the investment policies of the Hanover Government Money Market Fund generally are not fundamental and therefore may be changed without shareholder approval. However, as noted above, upon consummation of the Reorganization, shareholder approval will no longer be required to change the investment policies (other than the investment objective) of the Vista U.S. Government Money Market Fund if approval to eliminate the shareholder approval requirement is obtained from shareholders of the Vista U.S. Government Money Market Fund.

  The Vista U.S. Government Money Market Fund is required as a matter of policy to invest at least 80% of its assets in obligations issued or guaranteed by the U.S. Treasury, by agencies of the U.S. Government and by instrumentalities that have been established or sponsored by the U.S. Government, and in repurchase agreements collateralized by U.S. Government obligations or other securities in which the Vista U.S. Government Money
Market Fund may invest. In contrast, the Hanover Government Money Market Fund is required to invest all of its assets in the foregoing.

  In contrast to the Vista U.S. Government Money Market Fund, the Hanover Government Money Market Fund may invest without limitation in participation interests and certificates of indebtedness.

  For a discussion of certain additional differences between the Vista U.S. Government Money Market Fund and the Hanover Government Money Market Fund, see "G. Additional Information on Investment Policies and Techniques" and "H. Investment Limitations."

D. VISTA CASH MANAGEMENT MONEY MARKET FUND

  The investment objective of the Vista Cash Management Fund is to seek to provide maximum current income consistent with preservation of capital and maintenance of liquidity. The Vista Cash Management Fund seeks to achieve its investment objective by investing in high-quality, short-term U.S. Dollar-denominated money market instruments. The Vista Cash Management Fund invests in (i) U.S. Dollar-denominated high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria; (iv) securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof; and (v) repurchase agreements related to these securities. The securities in which the Vista Cash Management Fund invests, described in greater detail under "G. Additional Information on Investment Policies and Techniques," will be of high quality and present minimal credit risks. Although the Vista Cash Management Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

  All of the Vista Cash Management Fund's investments will be in U.S. Dollar denominated securities with remaining maturities of 397 days or less. Certain instruments issued or guaranteed by issuers, including the U.S. Government or agencies thereof, which have a variable rate of interest readjusted no less frequently than annually are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  U.S. Government Securities. The Vista Cash Management Fund may invest in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof including certain U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are primarily supported by the full faith and credit of the U.S. Treasury, such as securities of the Small Business Administration. In addition, the Vista Cash Management Fund may invest in those obligations supported by (i) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan
Marketing Association), (ii) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of FNMA), or (iii) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies and instrumentalities as described in clauses (i), (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. The Vista Cash Management Fund is also permitted to invest in certain specialized U.S. Government agency securities, which often provide higher yields than are available from the more common types of government backed instruments. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Vista Cash Management Fund were required to liquidate any of them, it might not be able to do so advantageously.

  Domestic Bank Obligations. The domestic bank obligations in which the Vista Cash Management Fund may invest consist of certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

  Foreign Bank Obligations. The foreign bank obligations in which the Vista Cash Management Fund may invest consist of U.S. Dollar denominated obligations issued or guaranteed by foreign banks, including foreign branches of U.S. banks, foreign banks and U.S. branches of foreign banks. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

  Commercial Paper and Other Short-Term Obligations. The commercial paper and other short-term obligations of U.S. and foreign issuers which may be purchased by the Vista Cash Management Fund, other than those of bank holding companies, include obligations which are (i) rated in the category Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("Standard & Poor's"), F-1 by Fitch Investors Service, Inc. ("Fitch") or D-1 by Duff & Phelps ("D&P"), or comparably rated by another NRSRO; or (ii) determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Vista Cash Management Fund at the date of purchase or which at the date of purchase have an outstanding debt issue rated in the highest rating category by Moody's, Standard & Poor's, Fitch, D&P or another NRSRO. For descriptions of the ratings of Standard & Poor's, Moody's, Fitch and D&P, see "Description of Ratings" in Appendix A. The commercial paper and other short-term obligations of U.S. bank holding companies which may be purchased by the Vista Cash Management Fund include obligations issued or guaranteed by bank holding companies with total assets exceeding $1 billion. For purposes of the size standards with respect to banks and bank holding companies, "total deposits" and "total assets" are determined on an annual basis by reference to an institution's then most recent annual financial statements.

  Floating and Variable Rate Obligations. The Vista Cash Management Fund also may purchase floating and variable rate demand notes and bonds, as well as floating and variable rate obligations of U.S. and foreign banks, which are obligations normally having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Vista Cash Management Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Vista Cash Management Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Vista Cash Management Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Vista Cash Management Fund may invest in them only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Vista Cash Management Fund may invest. The Adviser, on behalf of the Vista Cash Management Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Vista Cash Management Fund's portfolio. The Vista Cash Management Fund will not invest more than 10% of the value of its respective total assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable.

  Asset-Backed Securities. The Vista Cash Management Fund may purchase asset-backed securities. Asset-backed securities represent defined interests in an underlying pool of assets. Such securities may be issued as pass-through certificates, which represent undivided fractional interests in the underlying pool of assets. Alternatively, asset-backed securities may be issued as interests, generally in the form of debt securities, in a special purpose entity organized solely for the purpose of owning the underlying assets and issuing such securities. In the latter case, such securities are secured by and payable from a stream of payments generated by the underlying assets. The assets underlying asset-backed securities are often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. Alternatively, the underlying assets may be a particular type of securities, various contractual rights to receive payments and/or other types of assets. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinate certificates, cash reserve accounts, letters of credit or other enhancements. Any asset-backed securities held by the Vista Cash Management Fund must comply with its portfolio maturity and credit quality requirements.

  Municipal Obligations. The Vista Cash Management Fund may also invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which it may invest. Dividends paid by the Vista Cash Management Fund derived from interest on municipal obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes.

  Securities of Foreign Governments and Supranational Agencies. The Vista Cash Management Fund may invest without limitation in obligations of supranational agencies, such as the International Bank for Reconstruction and Development, also known as the World Bank, which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future. For a discussion of the risks associated in investment in these securities see
"Risk Factors" below. The Vista Cash Management Fund intends to invest a substantial portion of its total assets from time to time in securities of foreign governments and supranational agencies.

  The Vista Cash Management Fund will limit its investments in U.S. dollar-denominated foreign government obligations to the commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada.

  Custodial Receipts. The Vista Cash Management Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms and are not deemed U.S. Government securities, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

  Participation Interests. The Vista Cash Management Fund may invest without limitation in participation interests (purchased from persons not affiliated with Vista or the Adviser) in, and in certificates of indebtedness for, any of the types of obligations discussed above. See "G. Additional Information on Investment Policies and Techniques" for a description of participation certificates and related risks, and further information relating to the investment policies and techniques of the Vista Cash Management Fund.

  Although the Vista Cash Management Fund's investment objective may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "G. Additional Information on Investment Policies and Techniques," except for policies identified as fundamental.

  Risk Factors. The Vista Cash Management Fund may invest without limitation (subject to the provisions of Rule 2a-7 under the 1940 Act) in obligations issued by banks, including U.S. banks, foreign branches of U.S. banks, foreign banks and their branches. The Vista Cash Management Fund's ability to invest without limitation in obligations of issuers in the U.S. and foreign banking industries may involve certain additional credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industries.

  Foreign bank obligations include fixed time deposits which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. The Vista Cash Management Fund will not invest more than 10% of its total assets in fixed time deposits. Fixed time deposits do not have a market and therefore may be regarded as illiquid. However, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

  U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.
General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

  Foreign securities issued by foreign governments, any of their political subdivisions, agencies and instrumentalities, debt obligations issued by foreign banks and their branches and commercial paper issued by foreign issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, that there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to United States issuers. In addition, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

Differences with Hanover Cash Management Fund

  Although both the Vista Cash Management Fund and the Hanover Cash Management Fund may invest without limitation in securities of foreign governments and supranational agencies, unlike the Vista Cash Management Fund, the Hanover Cash Management Fund does not have a stated intention to invest a substantial portion of its total assets from time to time in such securities.

  The Vista Cash Management Fund may acquire securities in the form of custodial receipts, including TIGRs and CATS, while the Hanover Cash Management Fund prospectus does not mention such investments.

  For a discussion of certain additional differences between the Vista Cash Management Fund and the Hanover Cash Management Fund, see "G. Additional Information on Investment Policies and Techniques" and "H. Investment Limitations."

E. VISTA TAX FREE MONEY MARKET FUND

  The investment objective of the Vista Tax Free Money Market Fund is to provide its shareholders with as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and the maintenance of liquidity. The Vista Tax Free Money Market Fund seeks to achieve its investment objective by investing in short-term, fixed rate and variable rate Municipal Obligations (as defined below under "G. Additional Information on Investment Policies and Techniques--Municipal Obligations"). The Municipal Obligations in which the Vista Tax Free Money Market Fund invests will be of high quality and present minimal credit risks. Although the Vista Tax Free Money Market Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

  Although the Vista Tax Free Money Market Fund will attempt to invest 100% of its assets in Municipal Obligations, it reserves the right to invest up to 20% of the value of its total assets in securities the interest on which is includable in gross income for federal income tax purposes or which constitute a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. The Vista Tax Free Money Market Fund may invest more than 25% of its assets in Municipal Obligations secured by bank letters of credit or guarantees. In view of this possible
"concentration" in these Municipal Obligations with bank credit support, an investment in the Vista Tax Free Money Market Fund shares should be made with an understanding of the characteristics of the banking industry and the potential risks associated with such an investment. See "G. Additional Information on Investment Policies and Techniques--Vista Tax Free Money
Market Fund and Vista New York Tax Free Money Market Fund" below. The maturities of variable rate demand instruments held in the Vista Tax Free Money Market Fund's portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

  As a fundamental policy, the Vista Tax Free Money Market Fund, during periods of normal market conditions, will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item and, therefore, will not be subject to the federal alternative minimum tax on individuals.

  As a non-fundamental policy, Municipal Obligations in which the Vista Tax Free Money Market Fund invests must satisfy the following ratings criteria:
Municipal bonds must be rated in the category Aaa by Moody's, AAA by Standard & Poor's or AAA by Fitch, or have a comparable rating from another NRSRO, municipal notes must be rated in the category MIG-1 by Moody's, SP-1 by Standard & Poor's or F-1 by Fitch, or have a comparable rating from another NRSRO, and municipal commercial paper must be rated in the category Prime-1 by Moody's,

A-1 by Standard & Poor's or F-1 by Fitch, or have a comparable rating from another NRSRO, or, if any of the foregoing is unrated, it must be of comparable quality. In connection with the foregoing requirements, Vista's Board of Trustees has established a policy that each Municipal Obligation in which the Vista Tax Free Money Market Fund invests must be so rated at the time of investment by at least two NRSROs. For descriptions of the ratings of Standard & Poor's, Moody's and Fitch, see "Description of Ratings" in Appendix A.

  For descriptions of certain types of investments that may be purchased by the Vista Tax Free Money Market Fund, including variable rate demand instruments, participation certificates, municipal lease obligations, "when-issued" securities and stand-by commitments, as well as further information and risks regarding the investment policies and techniques of the Vista Tax Free Money Market Fund, see "G. Additional Information on Investment Policies and Techniques" and "H. Investment Limitations." Although the investment objective and fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "G. Additional Information on Investment Policies and Techniques," except for policies identified as fundamental.

Differences with Hanover Tax Free Money Market Fund

  The Vista Tax Free Money Market Fund is a non-diversified portfolio, unlike the Hanover Tax Free Money Market Fund, and therefore may invest more than 5% of its assets in the obligations of a single issuer on an on going basis.
The Vista Tax Free Money Market Fund attempts to invest 100% of its assets in Municipal Obligations, but reserves the right to invest up to 20% of the value of its total assets in securities that pay interest that is includable in gross income for federal income tax purposes, or that is a tax preference item under the alternative minimum tax ("AMT Items"), in the following circumstances: pending investment of proceeds of sales of Fund shares or of portfolio securities, pending settlement of purchases of portfolio securities and to maintain liquidity for the purpose of meeting anticipated redemptions. The Hanover Tax Free Money Market Fund, as a matter of current intention, invests substantially all of its assets in obligations that are exempt from federal income tax and that are not AMT Items, and as a fundamental policy, under normal circumstances, with respect to at least 80% of the value of its total assets.

  For a discussion of certain additional differences between the Vista Tax Free Money Market Fund and the Hanover Tax Free Money Market Fund, see "G. Additional Information on Investment Policies and Techniques" and "H. Investment Limitations."

F. VISTA NEW YORK TAX FREE MONEY MARKET FUND

  The investment objective of the Vista New York Tax Free Money Market Fund is to provide its shareholders with as high a level of current income which is excluded from gross income for federal income tax purposes and from New York State and New York City personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Vista New York Tax Free Money Market Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of short-term, fixed rate and variable rate Municipal Obligations. The Municipal Obligations in which the Vista New York Tax Free Money Market Fund invests will be of high quality and present minimal credit risks. To the extent suitable New York Municipal Obligations (as defined below under "G. Additional Information on Investment Policies and Techniques--Municipal Obligations") are not available for investment, the Vista New York Tax Free Money Market Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. Except when acceptable securities are unavailable for investment as determined by the Adviser, at least 65% of the assets of the Vista New York Tax Free Money Market Fund will be invested in New York Municipal Obligations, although the exact amount of its assets invested in such securities will vary from time to time. Although the Vista New York Tax Free Money Market Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

  Although the Vista New York Tax Free Money Market Fund will attempt to invest 100% of its assets in Municipal Obligations, it reserves the right to invest up to 20% of the value of its total assets in securities the interest on which is includable in gross income for federal income tax purposes or which constitutes an AMT Item (defined above under "E. Vista Tax Free Money Market Fund"). The Vista New York Tax Free Money Market Fund may invest more than
25% of its assets in Municipal Obligations secured by U.S. bank letters of credit or guarantees. In view of this possible "concentration" in these Municipal Obligations with bank credit support, an investment in the Vista
New York Tax Free Money Market Fund shares should be made with an understanding of the characteristics of the banking industry and the potential risks associated with such an investment. See "G. Additional Information on Investment Policies and Techniques--Vista Tax Free Money
Market Fund and Vista New York Tax Free Money Market Fund" below. The maturities of variable rate demand instruments held in the Vista New York

Tax Free Money Market Fund's portfolio will be deemed to be the longer of the demand period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

  As a fundamental policy, the Vista New York Tax Free Money Market Fund, during periods of normal market conditions, will have at least 80% of its assets invested in obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item and, therefore, will not be subject to the federal alternative minimum tax on individuals.

  As a non-fundamental policy, Municipal Obligations in which the Vista New York Tax Free Money Market Fund invests must satisfy the following ratings criteria: Municipal bonds must be rated in the categories Aaa or Aa by Moody's, AAA or AA by Standard & Poor's or AAA or AA by Fitch, or have a comparable rating from another NRSRO, municipal notes must be rated in the categories MIG-1 or MIG-2 by Moody's, SP-1 or SP-2 by Standard & Poor's or F-1 or F-2 by Fitch, or have a comparable rating from another NRSRO, and municipal commercial paper must be rated in the categories Prime-1 or Prime-2 by Moody's, A-1 or A-2 by Standard & Poor's or F-1 or F-2 by Fitch, or have a comparable rating from another NRSRO, or, if any of the foregoing is unrated, it must be of comparable quality. In connection with the foregoing requirements, Vista's Board of Trustees has established a policy that each Municipal Obligation in which the Vista New York Tax Free Money Market Fund invests must be so rated at the time of investment by at least two NRSROs. For descriptions of the ratings of Standard & Poor's, Moody's and Fitch, see "Description of Ratings" in Appendix A.

  For descriptions of certain types of investments that may be purchased by the Vista New York Tax Free Money Market Fund, including variable rate demand instruments, participation certificates, municipal lease obligations, "when-issued" securities and stand-by commitments, as well as further information and risks regarding the investment policies and techniques of the Vista New York Tax Free Money Market Fund of which investors should be aware, see "G. Additional Information on Investment Policies and Techniques."
Although the investment objective and fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "G. Additional Information on Investment Policies and Techniques," except for policies identified as fundamental.

Special Factors Affecting New York Municipal Obligations

  Investors in the Vista New York Tax Free Money Market Fund should consider carefully the special risks inherent in investments in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market value of various New York Municipal Obligations in which the Vista New York Tax Free Money Market Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or other municipality, the market value and marketability of outstanding New York Municipal Obligations in the Vista New York Tax Free Money Market Fund's portfolio and the interest income to it could be adversely affected. Moreover, the effects of the Federal Tax Reform Act of 1986 and conforming State tax legislation have added substantial uncertainty to estimates of the State's tax revenues, which resulted in the State's overestimate of tax receipts in the 1989 fiscal year by $1.9 billion. In 1991, Moody's and Standard & Poor's downgraded certain obligations backed by New York State and have placed other bonds on a watch list for possible future downgrade. The effects of actual and proposed changes in Capital Federal and Capital State tax laws, as well as the significant slowdown in the New York and Regional economy, have added substantial uncertainty to estimates of the State's tax revenues, which resulted in the State's overestimate of General Fund cash receipts in the 1992 fiscal year by $575 million. The 1992 fiscal year was the fourth consecutive year in which the State incurred a cash-basis operating deficit in the General Fund and issued deficit notes. Potential recurring revenue shortfalls in future fiscal years may adversely affect the State. On January 6, 1992, Moody's lowered the ratings on certain appropriation-backed debt of New York State and its agencies from A to Baa1 on January 13, 1992. Standard & Poor's lowered from A to A- the ratings of New York State general obligation bonds. The ratings of various agency debt, State moral obligations, contractual obligations, lease purchase obligations and State guarantees also were lowered.

  A number of pending court actions have been brought against or involve the State, its agencies, or other municipal subdivisions of the State, which actions relate to financing. Adverse decisions in such cases could require extraordinary appropriations or expenditure reductions or both and might have a materially adverse effect on the financial condition of the State and its agencies and municipal subdivisions. Any such adverse effect could affect, to some extent, all municipal securities issued by the State, its agencies, or municipal subdivisions. Potential recurring shortfalls in future fiscal years may adversely affect New York State.

  As a non-diversified Fund, the Vista New York Tax Free Money Market Fund is not subject to the diversification requirements set forth in the 1940 Act, and may have a larger position in a single issuer than would be the case if the Vista New York Tax Free Money Market Fund were diversified. The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified portfolio. The Vista New York Tax Free Money Market Fund's assumption of large positions in the obligations of a small number of issuers will affect the value of the Vista New York Tax Free Money Market Fund's portfolio to a greater extent than that of a diversified portfolio in the event of changes in the financial condition or in the market's assessment of the issuers, and the Vista New York Tax Free Money Market Fund's shares may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified fund.

Differences with Hanover New York Tax Free Money Market Fund

  The Vista New York Tax Free Money Market Fund attempts to invest 100% of its assets in Municipal Obligations, but reserves the right to invest up to 20% of the value of its total assets in securities that pay interest that is includable in gross income for federal income tax purposes, or AMT Items (discussed above under "E. Vista New York Tax Free Money Market Fund"), in the following circumstances: pending investment of proceeds of sales of Fund shares or of portfolio securities, pending settlement of purchases of portfolio securities and to maintain liquidity for the purpose of meeting anticipated redemptions. The Hanover New York Tax Free Money Market Fund, as a matter of current intention, invests substantially all of its assets in obligations that are exempt from federal income tax and that are not AMT Items, and as a fundamental policy, under normal circumstances, with respect to at least 80% of the value of its total assets.

  For a discussion of certain additional differences between the Vista New York Tax Free Money Market Fund and the Hanover New York Tax Free Money Market
Fund, see "G. Additional Information on Investment Policies and Techniques" and "H. Investment Limitations."

G. ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

  Repurchase Agreements. When appropriate, each Vista Portfolio other than the Vista 100% U.S. Treasury Securities Money Market Fund may, like the corresponding Hanover Portfolios, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase). The Vista Portfolios will enter into repurchase agreements only with counterparties which are member banks of the Federal Reserve System and security dealers believed creditworthy by the Trustees and only if fully collateralized by U.S. Government obligations (in the case of the Vista Treasury Plus Money Market Fund, U.S. Treasury obligations) or other securities in which the Vista Portfolios are permitted to invest. In contrast, the Hanover Portfolios may also enter into repurchase agreements with foreign banks. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Vista Portfolio, but the Vista Portfolio might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, each Vista Portfolio, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Vista Portfolios to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 102% of the value of the repurchase agreements. No Vista Portfolio will invest more than 10% of its respective total assets in illiquid securities, including repurchase agreements maturing in more than seven days.

  Reverse Repurchase Agreements. Subject to certain limitations described under "H. Investment Restrictions," the Vista Portfolios, except for the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, may invest in reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions, which involve the sale of money market securities held by the respective Vista Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements have the same characteristics as borrowing by the Vista Portfolios. During the time a reverse repurchase agreement is outstanding, a Vista Portfolio will maintain a segregated custodial account containing U.S. Government or other appropriate high-quality debt securities having a value equal to the repurchase price. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the respective Vista Portfolio securities transferred may decline below the price at which the Vista Portfolio is obliged to purchase the securities. Further, because a reverse repurchase agreement entered into by a Vista Portfolio constitutes borrowing, it may have a leveraging effect. Upon consummation of the Reorganization, the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund each will have the ability to enter into reverse repurchase agreements as described above if approval is obtained from the shareholders of such Vista Portfolio.

  Each Hanover Portfolio other than the Hanover 100% U.S. Treasury Securities Fund, subject to the limitations described under "H. Investment
Restrictions," may enter into reverse repurchase agreements and would intend to do so to avoid selling securities during unfavorable market conditions to meet redemptions.

  STRIPS and Zero Coupon Obligations. Each of the Vista Portfolios other than the Vista 100% U.S. Treasury Securities Money Market Fund may, subject to their investment objectives and policies, invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2a-7 under the 1940 Act, the Vista Portfolios' investments in STRIPS are limited to those with maturity components not exceeding thirteen months. The Vista Portfolios will not actively trade in STRIPS. Each Vista Portfolio will limit its investments in STRIPS to 20% of its total assets.

  In addition to investing in STRIPS, the Vista Cash Management Fund, Vista Tax Free Money Market Fund and Vista New York Tax Free Money Market Fund may invest in zero coupon obligations. Such obligations are debt securities that do not pay regular interest payments. Instead, zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. In accordance with Rule 2a-7 under the 1940 Act, investments by the Vista Cash Management Fund, Vista Tax Free Money Market Fund and Vista New York Tax Free Money Market
Fund in zero coupon obligations are limited to those with maturities not exceeding thirteen months. Investments by the Vista Cash Management Fund, Vista Tax Free Money Market Fund and Vista New York Tax Free Money Market
Fund in zero coupon obligations will be limited, together with any investments in STRIPS, to 20% of the respective total assets of those Vista Portfolios. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments by the relevant Vista Portfolios in STRIPS and zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

  Each Hanover Portfolio other than the Hanover 100% U.S. Treasury Securities Fund may also invest up to 20% of its total assets in STRIPS. In contrast to the Vista Cash Management Fund, the Hanover Cash Management Fund does not invest in zero coupon obligations.

  Illiquid Securities. Not more than 10% of the total assets of a Vista Portfolio (other than the Vista 100% U.S. Treasury Securities Money Market
Fund) may be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days. Upon consummation of the Reorganization, each of these Vista Portfolios instead will be prohibited from investing 10% or more of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days and fixed time deposits subject to withdrawal penalties having notice periods of more than seven days, if approval of such change is obtained from the shareholders of such Vista Portfolio. Each Hanover Portfolio (other than the Hanover 100% U.S. Treasury Securities Money Market Fund) may not invest more than 10% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days and fixed time deposits subject to withdrawal penalties having notice periods of more than seven days. The Vista 100% U.S. Treasury Securities Money Market Fund, like the Hanover 100% U.S. Treasury Securities Money Market Fund, may not invest any of its assets in such securities.

  In addition, the Hanover Portfolios, other than the Hanover U.S. Treasury Money Market Fund and the Hanover 100% U.S. Treasury Securities Money Market Fund, may elect to treat as liquid, in accordance with procedures established by the Hanover Board, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Upon consummation of the Reorganization, each Vista Portfolio other than the Vista 100% U.S. Treasury Securities Money Market Fund and the Vista Treasury Plus Money Market Fund will be permitted to treat as liquid the foregoing instruments in accordance with procedures established by the Vista Board, subject to shareholder approval of the changes with respect to each such Vista Portfolio described in the preceding paragraph.

  When-Issued or Forward Delivery Purchases. Each of the Vista Portfolios, like the Hanover Portfolios, may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis, which means that the securities will be delivered at a future date beyond the customary settlement time. There is no limit as to the amount of the commitments which may be made by a Vista Portfolio to purchase securities on a "when-issued" or "forward delivery" basis. A Vista Portfolio does not pay for such obligations or start earning interest on them until the contractual settlement date. Although commitments to purchase "when-issued" or "forward delivery" securities will only be made with the intention of actually acquiring them, these securities may be sold before the settlement date if deemed advisable by the Adviser.

  While it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis can involve more risk than other types of purchases and have the effect of leveraging. For example, when the time comes to pay for a "when-issued" or "forward delivery" security, a Vista Portfolio's securities may have to be sold in order to meet payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not tax-exempt. Also, if it is necessary to sell the "when-issued" or "forward delivery" security before delivery, a Vista Portfolio may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" or "forward delivery" security was made. Any gain resulting from any such sale would not be tax-exempt. For additional information concerning these risks and other risks associated with the purchase of "when-issued" or "forward delivery" securities as well as other aspects of the purchase of securities on a "when-issued" or "forward delivery" basis, see "Investment Objectives, Policies and Restrictions--Investment Policies: When-Issued and Forward Delivery Purchases" in the Vista SAI.

  Stand-by Commitments. The Vista Portfolios may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to U.S. Government securities held in their portfolios. In a put transaction, a Vista Portfolio acquires the right to sell a security at an agreed-upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Vista Portfolio to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. In the event that the party obligated to purchase the underlying security from a Vista Portfolio defaults on its obligation to purchase the underlying security, then the Vista Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities. Upon consummation of the Reorganization, the Vista Portfolios (other than the Vista 100% U.S. Treasury Securities Money Market Fund and the Vista Treasury Plus Money Market Fund) will each also be permitted to enter into put transactions, including stand-by commitments, with respect to securities in their portfolios other than U.S. Government securities, subject to shareholder approval of such change with respect to each such Vista Portfolio. For further information concerning stand-by commitments, see "Investment Objectives, Policies and Restrictions--Investment Policies:
Stand-by Commitments" in the Vista SAI.

  Each of the Hanover Portfolios, except for the Hanover 100% U.S. Treasury Securities Money Market Fund and the Hanover U.S. Treasury Money Market Fund, may acquire stand-by commitments with respect to its portfolio securities.

  Variable Rate Securities and Participation Certificates. The variable rate demand instruments that may be purchased by the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, as well as the corresponding Hanover Portfolios, are tax exempt obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days, in each case not more than 30 days' notice. In addition, each Vista Portfolio may purchase certain Government securities which provide for a periodic adjustment in the interest rate paid on the instrument and/or permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The variable rate securities in which the Vista Tax Free Money Market Fund, Vista New York Tax Free Money Market Fund and Vista Cash Management Fund may be invested include participation certificates (and, with respect to the Vista Cash Management Fund, certificates of indebtedness) issued by a bank, insurance company or other financial institution, and in variable rate securities owned by such institutions or affiliated organizations. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which otherwise is permissible for purchase by one of the Vista Portfolios, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Trustees have determined meets the prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S Government securities. (See "Investment Objectives, Policies and Restrictions--Investment Policies: Variable Rate Securities and Participation Certificates" in the Vista SAI.) The Adviser will monitor on an on-going basis the ability of the underlying issuers to meet their demand obligations. Although variable rate securities may be sold by a Vista Portfolio, it is intended that they be held until an interest reset date, except under certain specified circumstances. (See "Investment Objectives, Policies and Restrictions--Investment Policies: Variable Rate Securities and Participation Certificates" in the Vista SAI.) As a result of the variable rate nature of these investments, a Vista Portfolio's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. Conversely, during periods where prevailing interest rates have increased, a Vista Portfolio's yield will increase and its shareholders will have reduced risk of capital depreciation.

  Certain of the variable rate obligations that may be purchased by the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, like the corresponding Hanover Portfolios, may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. Such obligations include variable rate demand or master notes which provide for periodic adjustments in the interest rate. Master demand notes, which are instruments issued pursuant to an agreement between the issuer and the holder may permit the indebtedness thereunder to vary. The holder of an obligation with a third party demand feature may be required to pay the third party a "tender fee," the amount of which would be periodically adjusted so that the obligation/demand feature combination would reasonably be expected to have a market value that approximates the par value of the obligation. The obligation/demand feature combination would therefore be functionally equivalent to ordinary variable rate obligations as described above, and the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund may purchase such obligations subject to certain conditions specified by the Commission.

  The Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, like the corresponding Hanover Portfolios, may also invest in participation interests in variable rate municipal obligations held by a bank in trust or otherwise, which have demand features that permit the holder to tender its bonds to a third party at periodic intervals and receive par value. The Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund consider variable rate instruments structured as participations to be essentially equivalent to other variable rate demand obligations they purchase. The Internal Revenue Service has not ruled on whether the interest on such participations is tax-exempt, and, accordingly, the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund would purchase such instruments based on opinions of bond counsel.

  The Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, like the corresponding Hanover Portfolios, may invest without limitation in obligations that have a demand feature permitting them to tender the obligation to a foreign bank. The holder's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain of the risks described under "D. The Vista Cash Management Fund--Risk Factors" above, such as future political and economic developments, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgement against the bank.

  Other Money Market Funds. Each of the Vista Treasury Plus Money Market Fund, the Vista U.S. Government Money Market Fund, the Vista Cash Management Fund, the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund may invest up to 10% of its total assets in shares of other money market funds subject, in the case of the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, to the limitations on investing in taxable money market instruments. A Vista Portfolio will only invest in other money market funds which are subject to the requirements of Rule 2a-7 under the 1940 Act and which are considered to present minimal credit risks, and its investment adviser will monitor the policies and investments of other money market funds in which it invests based upon information furnished to shareholders of those funds, with respect to their compliance with their investment objectives and Rule 2a-7.

  Each of the Hanover Portfolios other than the Hanover 100% U.S. Treasury Securities Money Market Fund and the Hanover U.S. Treasury Money Market Fund may similarly invest up to 10% of its total assets in shares of other money market funds.

  Portfolio Securities Lending. Although the Vista Portfolios do not intend to engage in such activity in the ordinary course of business, each Vista Portfolio (other than the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund) is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Vista Portfolio's total assets. In connection with such loans, the Vista Portfolios will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions (or, in the case of the Vista Treasury Plus Money Market Fund, U.S. Treasury obligations). Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the securities loaned plus accrued interest. The Vista Portfolios can increase their income through the investment of such collateral. The Vista Portfolios continue to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Vista Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Vista Portfolios might experience risk of loss if the institutions with which they have engaged in portfolio loan transactions breach their agreements with the Vista Portfolios. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

  Each Hanover Portfolio may lend portfolio securities with a value not in excess of one-third of the value of its respective total assets. However, no Hanover Portfolio currently intends to make loans of portfolio securities with a value in excess of 5% of the value of its total assets.

  Portfolio Management and Turnover. It is intended that the Vista Portfolios will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the Vista Portfolios, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies that may be used by the Adviser in managing these Vista Portfolios, which may include adjusting the average maturity of a portfolio in anticipation of a change in interest rates, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Management" in the Vista SAI.

  Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Since money market instruments are generally purchased in principal transactions, the Vista Portfolios pay no brokerage commissions. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Transactions and Brokerage Allocation" in the Vista SAI.

  Effect of Rule 2a-7 on Portfolio Management. The portfolio management of each Vista Portfolio, like each Hanover Portfolio, is intended to comply with the provisions of Rule 2a-7 under the 1940 Act under which, if a Vista Portfolio meets certain conditions, it may use the "amortized cost" method of valuing its securities. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain kinds of instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period remaining until they can be executed.

  In accordance with the provisions of Rule 2a-7, each of the Vista Cash Management Fund, Vista U.S. Government Money Market Fund, Vista Treasury Plus Money Market Fund and Vista 100% U.S. Treasury Securities Money Market Fund must: (i) maintain a dollar-weighted average portfolio maturity (see above) not in excess of 90 days (however, as noted above, the Vista Treasury Plus Money Market Fund and the Vista U.S. Government Money Market Fund do not plan to have a dollar-weighted portfolio maturity in excess of 60 days); (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars, which the Board of Trustees of Vista determines present minimal credit risks, and which are of "high quality" as determined by at least two major rating services; or, in the case of any instrument that is split-rated or not rated, of comparable quality as determined by the Board; and (iii) not purchase any instruments with a remaining maturity (see above) of more than 397 days. Rule 2a-7 also contains special provisions as to the maturity of variable rate and floating rate instruments. In accordance with the Rule, the Vista Tax Free Money Market Fund and Vista New York Tax Free Money Market Fund must (i) maintain a dollar-weighted average portfolio maturity of 90 days or less, (ii) purchase only instruments having remaining maturities of 397 days or less and (iii) invest only in U.S. dollar-denominated securities determined in accordance with procedures established by the Board of Trustees of Vista to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated only by one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees of Vista.

  Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "New York Municipal Obligations" are Municipal Obligations of the State of New York and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New York State and New York City personal income taxes. Municipal Obligations consist of notes, bonds and commercial paper.

  There are four major varieties of state and municipal notes: Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); Bond Anticipation Notes ("BANs") and Construction Loan Notes ("CLNs").

  TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TANs and RANs are general obligations of the issuing entity payable from taxes or revenues (respectively) expected to be received within one year.

  BANs are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from bonds to be issued concurrently or at a later date. BANs are issued most frequently by revenue bond issuers to finance such items as construction and mortgage purchases.

  CLNs are issued primarily by housing agencies to finance construction of projects for an interim period prior to a bond issue. CLNs are secured by a lien on the property under construction, and therefore have security beyond that of the traditional BAN.

  Municipal bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

  The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

  In addition, certain kinds of revenue bonds are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant and store facilities ("Private Activity Bonds"). Interest on the Private Activity Bonds is generally, with certain exceptions, excluded from gross income for federal income tax purposes pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. Private Activity Bonds, in most cases, do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on Private Activity Bonds usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as a security for payment. In the case of many Private Activity Bonds, there is no established secondary market for their purchase or sale and therefore they may not be readily marketable. However, Private Activity Bonds or the participation certificates in Private Activity Bonds purchased by a Vista Portfolio will have liquidity because they will be supported by demand features to "high quality" banks, insurance companies or other financial institutions which may be exercised by a Vista Portfolio at any time.

  Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements (see "Investment Objectives, Policies and Restrictions--Investment
Policies: Repurchase Agreements" in the Vista SAI) or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

  In view of the possible "concentration" of the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund in Municipal Obligations secured by bank letters of credit or guarantees, an investment in the Vista Tax Free Money Market Fund or the Vista New York Tax Free Money Market Fund should be made with an understanding of the characteristics of the banking industry and the risks associated with such an investment. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. For further information concerning variable rate demand instruments, see "Investment Objectives, Policies and Restrictions--Investment Policies: Variable Rate Securities and Participation Certificates" in the Vista SAI.

  More than 25% of the assets of the Vista Tax Free Money Market Fund or the Vista New York Tax Free Money Market Fund may be invested in securities to be paid from revenue of similar projects, which may cause such Funds to be more susceptible to similar economic, political, or regulatory occurrences (particularly with respect to the Vista New York Tax Free Money Market Fund, since most or all of the issuers in which such portfolio invests are likely to be located in New York). The value of shares of these Hanover Portfolios may be subject to greater risk than those of other mutual funds that do not permit such a practice.

  Federal tax legislation enacted over the past few years has limited the types and volume of bonds, the interest on which is excludable from gross income or does not constitute a preference item potentially subject to the alternative minimum tax on individuals. As a result, this legislation may affect the availability of Municipal Obligations for investment by the Vista Tax Free Money Market Fund or the Vista New York Tax Free Money Market Fund.

  Municipal Lease Obligations. The Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, like the corresponding Hanover Portfolios, may invest in municipal obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "municipal lease obligations") of a municipal authority or entity. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation municipal lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund will seek to minimize the special risks associated with such securities by not investing more than 10% of their assets in municipal lease obligations that contain non-appropriation clauses, and by only investing in those non-appropriation leases where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a government function of the municipality, (2) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obligor has maintained good market acceptability in the past, (4) the investment is of a size that will be attractive to institutional investors and (5) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. Municipal lease obligations provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund.

H. INVESTMENT RESTRICTIONS

  In addition to the investment restrictions discussed above, each Vista Portfolio has adopted certain fundamental investment restrictions which are set forth in the Vista SAI. Such investment restrictions are substantially similar to those of the corresponding Hanover Portfolio, except to the extent otherwise noted in the preceding discussion or below.

  Unlike the Vista Cash Management Fund and the Vista Tax Free Money Market Fund, each of the Hanover Cash Management Fund and the Hanover Tax Free Money Market Fund has a stated fundamental investment restriction prohibiting it, with respect to 75% of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Hanover Cash Management Fund has also adopted a non-fundamental policy to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Hanover Cash Management Fund's total assets, provided that it may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days. Although the Vista Cash Management Fund and the Vista Tax Free Money Market Fund have no similar fundamental issuer diversification policies, they each are effectively subject to the same limitations as a matter of operating policy by virtue of Rule 2a-7.


  Unlike the Vista New York Tax Free Money Market Fund, the Hanover New York Tax Free Money Market Fund has a stated fundamental investment restriction prohibiting it, with respect to 50% of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, and with respect to its remaining assets, from investing more than 25% of its total assets in the securities of any one issuer, in each case other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although the Vista New York Tax Free Money Market Fund is not subject to a similar fundamental issuer diversification policy, it must satisfy certain issuer diversification requirements in order to qualify as regulated investment companies under Subchapter M of the Code, which are more fully described under "Tax Matters--Qualification as a Regulated Investment Company" in the Vista SAI.

  The Vista Cash Management Fund and Vista Treasury Plus Money Market Fund each has a fundamental investment restriction which permits it to engage in reverse repurchase transactions through which it borrows money in an amount not exceeding 10% of the value of its respective net assets, less bank borrowings outstanding for the purpose of meeting redemption requests while effecting the orderly sale of portfolio securities, in order to obtain money for purposes which may include purchases of additional portfolio securities. The Vista U.S. Government Money Market Fund has a fundamental investment restriction which permits it to borrow money in an amount not exceeding one-third of the value of its total assets, including borrowing by engaging in reverse repurchase transactions in an amount not exceeding 5% of the value of its total assets. The Vista U.S. Government Money Market Fund may borrow from banks solely for the purpose of meeting redemption requests while effecting the orderly sale of portfolio securities, but may borrow by engaging in reverse repurchase transactions for purposes which may include purchases of additional portfolio securities. The Vista 100% U.S. Treasury Securities Money Market Fund has a fundamental investment restriction permitting it to borrow from banks (for temporary purposes) and enter into reverse repurchase agreements in an amount not in excess of one-third of the value of its respective assets (less bank borrowings outstanding for temporary purposes). As a matter of fundamental policy, none of the Vista Portfolios which may borrow or enter into repurchase agreements will purchase portfolio securities if its outstanding borrowing, including borrowing through repurchase agreements, exceeds 5% of the value of its total assets.
As a matter of non-fundamental policy, the Vista Portfolios will only enter into reverse repurchase agreements for purposes of avoiding selling portfolio securities during unfavorable market conditions to meet redemptions. Upon consummation of the Reorganization, subject to shareholder approval of such change with respect to each such Vista Portfolio, as a matter of fundamental policy, each Vista Portfolio will have the ability to borrow money for temporary or emergency purposes or by engaging in reverse repurchase transactions in an amount not in excess of one-third of the value of its assets, provided that borrowings representing more than 5% of its total assets must be repaid before such Vista Portfolio makes additional investments.

  In contrast, while each Hanover Portfolio has a fundamental investment restriction permitting it to borrow from banks (for temporary purposes) and (except for the Hanover 100% U.S. Treasury Securities Money Market Fund) enter into reverse repurchase agreements in an amount not in excess of one-third of the value of its respective assets (less bank borrowings outstanding for temporary purposes), the Hanover Portfolios may, as a matter of non-fundamental policy, enter into reverse repurchase agreements for purposes of avoiding selling portfolio securities during unfavorable market conditions to meet redemptions. No Hanover Portfolio may purchase portfolio securities if its outstanding borrowing, including borrowing through repurchase agreements, exceeds 5% of the value of its total assets.

  While the Hanover Portfolios each have a fundamental investment restriction prohibiting them from investing in or selling put options, call options, straddles, spreads, or any combination thereof (except for acquiring rights to put their portfolio securities in order to maintain liquidity), the Vista Portfolios have a corresponding fundamental investment restriction which prohibits writing, purchasing or selling put options, call options or any combination thereof but which permits the writing, purchasing or selling of puts, calls and combinations thereof with respect to U.S. Government securities. Upon consummation of the Reorganization, as a matter of nonfundamental policy, each Vista Portfolio instead will be permitted to enter into put transactions with respect to any securities in its portfolio (including U.S. Government securities) if approval of such change is obtained from the shareholders of such Vista Portfolio.


  While the Hanover Portfolios and the Vista Portfolios each have a fundamental investment restriction prohibiting them from engaging in short sales of securities, the Vista Tax Free Money Market Fund, Vista New York Tax Free
Money Market Fund and Vista Treasury Plus Money Market Fund are subject to an exception which permits them to engage in covered short sales with respect to up to 10% of their respective net assets. However, each such Vista Portfolio currently states that it has no current intention of engaging in short sales. Upon consummation of the Reorganization, each Vista Portfolio, as a matter of nonfundamental policy, instead will be prohibited from engaging in short sales, other than short sales "against the box," if approval of the foregoing revised policy is obtained from the shareholders of such Vista Portfolio.

  While the Hanover Portfolios each have a fundamental investment restriction limiting their ability to purchase securities of other investment companies, the Vista Portfolios have no corresponding fundamental investment restriction. However, each Vista Portfolio, as a matter of law, is subject to the same limitations.

  Following consummation of the Reorganization, each Vista Portfolio, as a matter of fundamental policy, will be permitted to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as such Vista Portfolio, if approval is obtained from the shareholders of such Vista Portfolio with respect to the adoption of such new fundamental policy. The Hanover Portfolios have no similar fundamental policy.

                COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

   General. As a Massachusetts business trust, the operation of Vista will be governed by the Declaration of Trust of Vista (the "Declaration of Trust") and applicable Massachusetts law rather than by the Articles of Incorporation (the "Articles") of Hanover and applicable Maryland law. Certain differences between the two forms of organization are summarized below.

   Shares of Portfolios. Interests in Hanover are represented by transferable shares of stock, par value $.001 per share. The Articles authorize Hanover to issue 10 billion shares of stock. The Hanover Board may, without shareholder approval, increase the number of authorized shares and divide authorized but unissued stock into an unlimited number of separate portfolios or series, and classes thereof. Currently, all the authorized stock of Hanover is divided into six separate series (corresponding to the six Hanover Portfolios), and none of these series is further subdivided into classes. Each share of a Hanover Portfolio represents an equal proportionate interest in that Hanover Portfolio's investment portfolio with the other shares of the same Hanover Portfolio. Each share of a Hanover Portfolio is entitled to dividends and distributions out of the assets of that Hanover Portfolio, as declared by the Hanover Board in its discretion. Fractional shares have proportionate rights to full shares. Generally, shares will be voted in the aggregate without reference to a particular portfolio, except if the matter affects only one portfolio or voting by portfolio is required by law, in which case shares will be voted separately by portfolio. Maryland law does not require a registered investment company to hold annual meetings of shareholders in any year in which the election of directors is not required under the 1940 Act, and it is anticipated that annual shareholder meetings will be held only when specifically required by the 1940 Act. There are no conversion or preemptive rights in connection with shares of Hanover.

   Vista has an unlimited number of authorized shares of beneficial interest, currently without par value, which may be divided into portfolios or series and classes thereof. Upon consummation of the Reorganization, the par value of the shares of Vista will be $.001, subject to shareholder approval of such change. Each Vista Portfolio is one portfolio of Vista and, with the exception of the Vista New York Tax Free Money Market Fund, offers multiple classes of shares. Each share of a portfolio or class of Vista represents an equal proportionate interest in that portfolio or class with each other share of that portfolio or class. The shares of each portfolio or class of Vista participate equally in the earnings, dividends and assets of the particular portfolio or class. Fractional shares have proportionate rights to full shares. Expenses of Vista which are not attributable to a specific portfolio or class are allocated to all the portfolios of Vista in a manner believed by management of Vista to be fair and equitable. Generally, shares of each portfolio or class will be voted separately, for example to approve an investment advisory agreement or distribution plan, but shares of all series and classes vote together, to the extent required by the 1940 Act, including the election or selection of trustees and independent accountants. Vista is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of Vista.

  Shareholder Voting Rights. Each Director of Hanover holds office, unless sooner removed, until his successor is elected and qualified. Any Director may be removed, with or without cause, by the affirmative vote of a majority of the shares entitled to vote, at any meeting of the shareholders, and the vacancy caused by such removal may be filled by the shareholders at any meeting called for the purpose. A vacancy in the Hanover Board resulting from the resignation of a Director or otherwise may be filled by a vote of a majority of the remaining Directors then in office. However, under the 1940 Act, no vacancy may be filled by Directors unless immediately thereafter at least two-thirds of the Directors holding office shall have been elected to such office by the shareholders. Special meetings of shareholders for any purpose or purposes may be called by Hanover's chairman, president or a majority of the Hanover Board, and upon the written request of the shareholders holding at least 10% of the shares of Hanover outstanding and entitled to vote at such meeting. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice of such meeting sent to shareholders.

   Vista is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a portfolio or class when the Trustees deem such a meeting to be necessary or desirable. A vacancy in Vista Board resulting from the resignation of a Trustee or otherwise may be filled by a vote of a majority of the remaining Trustees then in office. However, under the 1940 Act, no vacancy may be filled by Trustees unless immediately thereafter at least two-thirds of the Trustees holding office shall have been elected to such office by the shareholders. In addition, Trustees may be removed from office by a vote of holders of shares representing two-thirds of the outstanding shares of each portfolio of Vista at a meeting duly called for the purpose. A meeting of shareholders shall be held upon the written request of the holders of shares representing not less than 10% of the outstanding shares entitled to vote on the matters specified in the written request. Upon written request by the holders of shares representing at least $25,000 or 1% of the outstanding shares of Vista stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trustees will within five business days after receipt of such request either provide a list of shareholders or inform such applicants as to the approximate number of shareholders and the approximate costs of mailing the request to them. If the second option is chosen by the Trustees, then the Trustees are generally obligated, upon written request of the applicants, to mail the requested materials to all shareholders of record (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

   Shareholder Liability. Under Maryland law, Hanover shareholders have no personal liability for Hanover's acts or obligations. Under Massachusetts law, shareholders of Vista could, under certain circumstances, be held personally liable as partners for the obligations of Vista. However, Vista Agreement disclaims shareholder liability for acts or obligations of Vista and provides for indemnification and reimbursement of expenses out of Vista property for any shareholder held personally liable for the obligations of Vista. The Declaration of Trust also provides that Vista shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of Vista, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and Vista itself was unable to meet its obligations.

   Liability of Directors and Trustees. Under Maryland law and the Articles, directors and officers of Hanover are not liable to the corporation or its stockholders for money damages, except to the extent that (1) it is proved that such person actually received an improper benefit or profit in money, property, or services for the amount of the benefit for profit in money, property, or services actually received, or (2) a judgment or other final adjudication adverse to such person is entered in a proceeding based on a finding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. However, a director or officer of Hanover is liable to the extent his actions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct"). In the event of any litigation against the Directors or officers of Hanover, Hanover's By-Laws require that Hanover indemnify a Director or officer for certain expenses and to advance money for such expenses provided that (a) the court or other body before whom the proceeding to which the Director or officer is a party was brought (i) dismisses the proceeding for insufficiency of evidence of any Disabling Conduct or (ii) reaches a final decision on the merits that the Director or officer was not liable by reason of Disabling Conduct; or (b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Director or officer was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of the Directors who are neither "interested persons" of Hanover as defined in the 1940 Act nor parties to the proceeding; or (ii) an independent legal counsel in a written opinion. Under the Declaration of Trust, the Trustees of Vista are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the Declaration of Trust, a Trustee or officer of Vista will generally be indemnified against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or by proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof.

   The foregoing is only a summary of certain of the major differences between Hanover, its Articles and By-Laws and Maryland law and Vista, its Declaration of Trust and By-Laws and Massachusetts law. Shareholders may wish to refer directly to the provisions of Hanover's Articles and By-Laws, Maryland law and Vista's Declaration of Trust and By-Laws and Massachusetts law for a more thorough comparison.

                      ADDITIONAL INFORMATION ABOUT VISTA

A. EXPENSES

  The following expense tables are provided to assist investors in understanding the various costs and expenses that an investor will indirectly incur as a beneficial owner of Vista Shares in each of the Vista Portfolios. The table reflects information for the twelve months ended August 31, 1995 for the Vista 100% U.S. Treasury Securities Money Market Fund, the Vista Treasury Plus Money Market Fund, the Vista U.S. Government Money Market Fund, the Vista Cash Management Fund, the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, in each case restated to reflect the fee arrangements that will be in effect commencing on the Closing Date as if these arrangements had been in effect during that period and significant changes in asset levels through November 1995, and assuming that the Reorganization had occurred at the beginning of that period. Because the Vista 100% U.S. Treasury Securities Money Market Fund will not commence operations until the Closing Date, information for that portfolio reflects estimated annual expenses for the 1996 fiscal year.

                                 Vista 100%
                                    U.S.
                                  Treasury                      Vista U.S.
                                 Securities        Vista        Government                    Vista Tax
                                   Money         Treasury         Money        Vista Cash     Free Money      Vista New
                                   Market          Plus           Market       Management       Market        York Tax
                                    Fund       Money Market        Fund           Fund           Fund        Free Money
                                   Vista           Fund           Vista          Vista          Vista        Market Fund
                                   Shares      Vista Shares       Shares         Shares         Shares      Vista Shares
                                -----------    ------------    -----------    -----------    -----------    ------------
Annual Fund Operating
  Expenses
(as a percentage of daily
  net assets)
Investment Advisory Fee             0.10%          0.10%           0.10%          0.10%          0.10%          0.10%
Rule 12b-1 Distribution Plan
  Fee                               0.10%          0.10%           0.10%          0.00%          0.10%          0.10%
Administration Fee                  0.05%          0.05%           0.05%          0.05%          0.05%          0.05%
Other Expenses
 Sub-Administration Fee             0.05%          0.05%           0.05%          0.05%          0.05%          0.05%
 Shareholder Servicing*             0.18%          0.20%           0.23%          0.33%          0.21%          0.20%
 Other Operating
   Expenses**                       0.11%          0.09%           0.06%          0.06%          0.08%          0.09%
Total Other Expenses                0.34%          0.34%           0.34%          0.44%          0.34%          0.34%
Total Fund Operating
  Expenses*                         0.59%          0.59%           0.59%          0.59%          0.59%          0.59%


 *"Total Fund Operating Expenses" reflect the agreement by Chase voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year following the consummation of the Reorganization to the extent necessary to prevent "Total Fund Operating Expenses" for Vista Shares of each Vista Portfolio for such period from exceeding 0.59% of average net assets. "Shareholder Servicing Fees" for each Vista Portfolio reflect estimated fee waivers by Chase pursuant to such agreement; absent such waivers, "Shareholder Servicing Fees" would be 0.35% for each such Vista Portfolio. In addition, Chase has agreed to waive fees payable to it and/or reimburse expenses for a two year period following consummation of the Reorganization to the extent necessary to prevent Total Fund Operating Expenses for Vista Shares of the Vista 100% U.S. Treasury Securities Money Market Fund, the Vista Treasury Plus Money Market Fund, the Vista U.S. Government Money Market Fund, the Vista Cash Management Fund, the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund from exceeding 0.71%, 0.73%, 0.72%, 0.72%, 0.76% and 0.74%, respectively, of average net assets during such period.

**"Other Operating Expenses" include custody fees, transfer agency fees, registration fees, legal fees, audit fees, directors' fees, insurance fees, and other miscellaneous expenses. A shareholder may incur a $10.00 charge for certain wire redemptions.

Example: You would pay the following expenses on a $1,000 investment in Vista Shares of the Vista Portfolio indicated based upon payment by the Vista Portfolios of operating expenses at the levels set forth in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                               Vista Tax
               Vista Cash         Free
               Management     Money Market    Vista New York
                  Fund            Fund        Tax Free Money
                 (Vista          (Vista        Market Fund
                Shares)         Shares)       (Vista Shares)
               -----------    -------------   --------------
1 Year            $ 6             $ 6              $ 6
3 Years            19              19               19
5 Years            33              33               33
10 Years           74              74               74

               Vista 100%
                  U.S.
                Treasury          Vista
               Securities       Treasury        Vista U.S.
              Money Market     Plus Money       Government
                  Fund         Market Fund     Money Market
                 (Vista          (Vista            Fund
                Shares)          Shares)      (Vista Shares)
              -------------    ------------   ---------------
1 Year            $ 6              $ 6              $ 6
3 Years            19               19               19
5 Years            33               33               33
10 Years           74               74               74


   The "Example" set forth above should not be considered a representation of future expenses or annual return of Vista Shares of a Vista Portfolio; actual expenses and annual return may be greater or less than those shown.


   A long-term shareholder in shares of a mutual fund with 12b-1 fees, such as the Vista Shares of each Vista Portfolio other than the Vista Cash Management Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

B. FINANCIAL HIGHLIGHTS

  The following financial highlights for Vista Shares of Vista U.S. Government Money Market Fund, Vista Cash Management Fund and Vista Tax Free Money Market Fund and for Shares of Vista New York Tax Free Money Market Fund are supplemented by financial statements and accompanying notes appearing in Vista's Annual Report to shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Vista SAI. The financial statements and notes thereto, as well as the financial information set forth in the tables set forth below for each of the periods commencing subsequent to June 30, 1992 for Vista U.S. Government Money Market and Vista Cash Management Funds and subsequent to November 1, 1988 for Vista Tax Free Money Market and Vista New York Tax Free Money Market Funds have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

  The financial highlights for the 100% U.S. Treasury Securities Money
Market Fund of Hanover for each of the years in the four year period ended November 30, 1995 and the period from July 1, 1991 (commencement of operations) to November 30, 1991 have been audited by KPMG Peat Marwick LLP, independent certified public accountants, whose report thereon is included in the Annual Report to Shareholders.

  The following information should be read in conjunction with the related financial statements and notes thereto which are incorporated by reference into the Statement of Additional Information.

  Investors are advised that the Financial Highlights should not be viewed as indicative of future financial results of the Vista Portfolios.


                   VISTA U.S. GOVERNMENT MONEY MARKET FUND (1)


                                            -------------------------------------------------------
                                                                 VISTA SHARES
                                            -------------------------------------------------------
                                                                                   For the Period
                                            Year ended      November 1, 1993     January 1, 1993**
                                            August 31,           through                 to
                                               1995         August 31, 1994*      October 31, 1993
                                            -------------   -----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $   1.00           $   1.00              $   1.00
Income From Investment Operations:
 Net Investment Income                          0.049              0.025                 0.019
                                              -----------     ---------------     -----------------
 Total from Investment Operations               0.049              0.025                 0.019
 Less Distributions:
 Dividends from net investment income           0.049              0.025                 0.019
                                              -----------     ---------------     -----------------
 Total Distributions                            0.049              0.025                 0.019
                                              -----------     ---------------     -----------------
NET ASSET VALUE, END OF PERIOD               $   1.00           $   1.00              $   1.00
                                              ===========     ===============     =================
TOTAL RETURN                                     5.05%              2.48%                 2.02%
Ratios/Supplemental Data:
 Net Assets, End of Period (000
  omitted)                                   $341,336           $335,365              $323,498
 Ratio of Expenses to Average Net
   Assets#                                       0.80%              0.80%                 0.82%
 Ratio of Net Investment Income to
   Average Net Assets#                           4.93%              2.94%                 2.39%
 Ratio of Expenses without waivers and
   assumption of expenses to Average
   Net Assets#                                   0.80%              0.80%                 0.82%
 Ratio of net investment income without
   waivers and assumption of expenses
   to Average Net Assets#                        4.93%              2.94%                 2.39%

# Short periods have been annualized.
* In 1994 the Vista U.S. Government Money Market Fund changed its fiscal year-end from October 31 to August 31.
**Commencement of offering of shares.


  (1) Trinity Government Fund and Vista U.S. Government Money Market Fund each reorganized as a new portfolio of Vista effective January 1, 1993 in a tax-free reorganization. The new portfolio was named Vista U.S. Government Money Market Fund. In connection with its reorganization, shares of the Trinity Government Fund were reorganized as Premier Shares of Vista U.S. Government Money Market Fund. In addition, net assets of the former Vista U.S. Government Money Market Fund consisting of both Vista and Premier Shares were reorganized as Vista shares and Premier shares of the new Vista U.S. Government Money Market Fund. The per share data and ratios for the periods prior to January 1, 1993 relate to the Trinity Government Fund.

VISTA CASH MANAGEMENT FUND(1)
(Restubbed Page)

                                          ------------------------------------------------------
                                                               VISTA SHARES
                                          ------------------------------------------------------
                                                                                       For the
                                                        November 1,                    Period
                                             Year          1993         For the        July 1,
                                            ended         through      Year ended      1992 to
                                          August 31,    August 31,    October 31,    October 31,
                                             1995          1994+          1993          1992*
                                          ----------   -----------    -----------    -----------

NET ASSET VALUE, BEGINNING OF PERIOD       $  1.00       $   1.00       $   1.00      $   1.00
Income From Investment Operations:
 Net Investment Income                       0.051          0.028          0.029         0.010
                                           -------       --------       --------      --------
 Total from Investment Operations            0.051          0.028          0.029         0.010
Less Distributions:
 Dividends from net investment
   income                                    0.051          0.028          0.029         0.010
                                           -------       --------       --------      --------
 Total Distributions                         0.051          0.028          0.029         0.010
                                           -------       --------       --------      --------
NET ASSET VALUE, END OF PERIOD             $  1.00       $   1.00       $   1.00      $   1.00
                                           =======       ========       ========      ========
TOTAL RETURN                                  5.27%          2.84%          2.99%         1.02%
 Ratios/Supplemental Data*
Net Assets, End of Period (000
  omitted)                                 $91,621       $156,645       $258,630      $443,102
Ratio of Expenses to Average Net
  Assets#                                     0.57%          0.60%          0.60%         0.59%
Ratio of Net Investment Income to
  Average Net Assets#                         5.13%          3.29%          2.93%         3.03%
Ratio of expenses without waivers and
  assumption of expenses to Average
  Net Assets#                                 0.79%          0.74%          0.70%         0.59%
Ratio of net investment income without
  waivers and assumption of expenses
  to Average Net Assets#                      4.91%          3.15%          2.82%         3.03%

* In 1992, the Trinity Money Market Fund, the predecessor to the Vista Cash Management Fund, changed its fiscal year-end from June 30 to October 31.

# Short periods have been annualized.


(1) Trinity Money Market Fund and Vista Cash Management Fund each reorganized as a new portfolio of Vista effective January 1, 1993 in a tax-free reorganization. The new portfolio was named Vista Global Money Market
    Fund and, in connection with the Reorganization, is being renamed Vista Cash Management Fund. In connection with its reorganization, shares of the Trinity Money Market Fund were reorganized as Vista Shares of Vista Cash Management Fund, and shares of the former Vista Cash Management Fund were reorganized as Premier Shares. The per share data and ratios for the period prior to the reorganization relate to the Trinity Money Market Fund. Management has determined that in connection with the Reorganization the Hanover Cash Management Fund will be the accounting survivor to the Vista Cash Management Fund. Accordingly, upon consummation of the Reorganization the historical financial information presented for the Vista Cash Management Fund will be that of the Hanover Cash Management Fund.


+In 1994 the Vista Cash Management Fund changed its fiscal year-end from October 31 to August 31.

VISTA CASH MANAGEMENT FUND(1)

                                                                        Year ended June 30,
                                           ------------------------------------------------------------------------------
                                            1992        1991         1990         1989        1988       1987       1986
                                           --------    ---------   ---------    ---------    -------    -------    ------
NET ASSET VALUE, BEGINNING OF PERIOD      $   1.00    $   1.00     $   1.00     $   1.00    $   1.00  $   1.00   $   1.00
Income From Investment Operations:
 Net Investment Income                       0.045       0.069        0.081        0.084       0.066     0.059      0.072
                                            ------     -------      -------      -------      ------     -----      -----
 Total from Investment Operations            0.045       0.069        0.081        0.084       0.066     0.059      0.072
Less Distributions:
 Dividends from net investment
   income                                    0.045       0.069        0.081        0.084       0.066     0.059      0.072
                                            ------     -------      -------      -------      ------     -----      -----
 Total Distributions                         0.045       0.069        0.081        0.084       0.066     0.059      0.072
                                            ------     -------      -------      -------      ------     -----      -----
NET ASSET VALUE, END OF PERIOD            $   1.00    $   1.00     $   1.00     $   1.00    $   1.00  $   1.00   $   1.00
                                            ======     =======      =======      =======      ======     =====      =====
TOTAL RETURN                                  4.59%       7.13%        8.42%        8.68%       6.83%     6.03%      7.29%
 Ratios/Supplemental Data*
Net Assets, End of Period (000
  omitted)                                $464,810    $359,637     $392,073     $526,972    $471,740  $414,983   $363,642
Ratio of Expenses to Average Net
  Assets#                                     0.59%       0.59%        0.59%        0.59%       0.57%     0.55%      0.57%
Ratio of Net Investment Income to
  Average Net Assets#                         4.50%       6.91%        8.13%        8.41%       6.63%     5.88%      7.29%
Ratio of expenses without waivers and
  assumption of expenses to Average
  Net Assets#                                 0.59%       0.59%         --            --          --        --         --
Ratio of net investment income without
  waivers and assumption of expenses
  to Average Net Assets#                      4.50%       6.91%         --            --          --        --         --

 *In 1992, the Trinity Money Market Fund, the predecessor to the Vista Cash Management Fund, changed its fiscal year-end from June 30 to October 31.

 #Short periods have been annualized.


(1) Trinity Money Market Fund and Vista Cash Management Fund each reorganized as a new portfolio of Vista effective January 1, 1993 in a tax-free reorganization. The new portfolio was named Vista Global Money Market
    Fund and, in connection with the Reorganization, is being renamed Vista Cash Management Fund. In connection with each reorganization, shares of the Trinity Money Market Fund were re-organized as Vista Shares of Vista Cash Management Fund, and shares of the former Vista Cash Management Fund were reorganized as Premier Shares. The per share data and ratios for the period prior to the reorganization relate to the Trinity Money Market Fund. Management has determined that in connection with the Reorganization the Hanover Cash Management Fund will be the accounting survivor to the Vista Cash Management Fund. Accordingly, upon consummation of the Reorganization the historical financial information presented for the Vista Cash Management Fund will be that of the Hanover Cash Management Fund.



+In 1994 the Vista Cash Management Fund changed its fiscal year-end from October 31 to August 31.

                       VISTA TAX FREE MONEY MARKET FUND
(Restubbed table)

                                                     --------------------------------------------------------------------
                                                                                VISTA SHARES
                                                     --------------------------------------------------------------------
                                                                  November 1,
                                                       Year          1993
                                                      ended         through
                                                    August 31,    August 31,
                                                       1995          1994+          1993          1992           1991
                                                    ----------   -----------    -----------    -----------   -----------
                                                                                         Year ended October 31,
                                                                                ----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   1.00      $   1.00       $   1.00      $   1.00       $   1.00
Income From Investment Operations
Net Investment Income                                   0.029         0.015          0.019         0.028          0.043
                                                      -------      --------       --------      --------        -------
Total from Investment Operations                        0.029         0.015          0.019         0.028          0.043
Less Distributions:
 Dividends from net investment income                   0.029         0.015          0.019         0.028          0.043
                                                      -------      --------       --------      --------        -------
 Total Distributions                                    0.029         0.015          0.019         0.028          0.043
                                                      -------      --------       --------      --------        -------
NET ASSET VALUE, END OF PERIOD                       $   1.00      $   1.00       $   1.00      $   1.00       $   1.00
                                                      =======      ========       ========      ========        =======

TOTAL RETURN                                             2.99%         1.54%          1.90%         2.79%          4.37%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)             $166,915      $121,710       $160,497      $145,241       $115,770
 Ratio of Expenses to Average Net Assets#                0.86%         0.85%          0.85%         0.85%          0.85%
 Ratio of Net Investment Income to Average Net
  Assets#                                                2.96%         1.82%          1.88%         2.70%          4.27%
 Ratio of Expenses without waivers and
  assumption of expenses to Average Net Assets           0.94%         0.85%          0.91%         0.98%          0.99%
 Ratio of net investment income without waivers
  and assumption of expenses to Average Net Assets#      2.87%         1.82%          1.83%         2.57%          4.13%

* Commencement of offering of shares.

# Short periods have been annualized.

+ In 1994 the Vista Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

VISTA TAX FREE MONEY MARKET FUND

                                                                                  9/4/87*
                                                                                      to
                                                     1990       1989      1988   10/31/87
                                                    ------    -------    -----   -------

NET ASSET VALUE, BEGINNING OF PERIOD              $   1.00   $   1.00 $   1.00   $   1.00
Income From Investment Operations
Net Investment Income                                0.054      0.056    0.045      0.007
                                                     -----      -----    -----      -----
Total from Investment Operations                     0.054      0.056    0.045      0.007
Less Distributions:
 Dividends from net investment income                0.054      0.056    0.045      0.007
                                                     -----      -----    -----      -----
 Total Distributions                                 0.054      0.056    0.045      0.007
                                                     -----      -----    -----      -----
NET ASSET VALUE, END OF PERIOD                    $   1.00   $   1.00 $   1.00 $     1.00
                                                     =====      =====    =====      =====

TOTAL RETURN                                          5.47%      5.76%     4.61%     4.50%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)          $112,770   $107,534   $116,260 $133,177
 Ratio of Expenses to Average Net Assets#             0.85%      0.85%     0.85%     0.85%
 Ratio of Net Investment Income to Average Net
  Assets#                                             5.33%      5.59%     4.47%     4.47%
 Ratio of Expenses without waivers and
  assumption of expenses to Average Net Assets#       0.97%      1.01%     1.02%     1.18%
 Ratio of net investment income without waivers
  and assumption of expenses to Average Net
  Assets#                                             5.21%      5.43%     4.30%     4.15%

* Commencement of offering of shares.

# Short periods have been annualized.

+ In 1994 the Vista Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

(Restubbed table)

VISTA NEW YORK TAX FREE MONEY MARKET FUND

                                                    --------------------------------------------------------------------
                                                                                VISTA SHARES
                                                    --------------------------------------------------------------------
                                                                  November 1,
                                                       Year          1993
                                                      ended         through          Year ended October 31,
                                                    August 31,    August 31,    ----------------------------------------
                                                       1995          1994+          1993          1992           1991
                                                    ----------   -----------    -----------    -----------   -----------
                                                      Vista          Vista         Vista          Vista         Vista
                                                      Shares         Shares        Shares         Shares        Shares
                                                    ----------   -----------    -----------    -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   1.00      $   1.00       $   1.00      $   1.00       $   1.00
Income From Investment Operations
Net Investment Income                                   0.028         0.015          0.017         0.025          0.038
                                                       --------     ---------     ---------      ---------     ---------
Total from Investment Operations                        0.028         0.015          0.017         0.025          0.038
Less Distributions:
 Dividends from net investment income                   0.028         0.015          0.017         0.025          0.038
                                                       --------     ---------     ---------      ---------     ---------
 Total Distributions                                    0.028         0.015          0.017         0.025          0.038
                                                       --------     ---------     ---------      ---------     ---------
NET ASSET VALUE, END OF PERIOD                       $   1.00      $   1.00       $   1.00      $   1.00       $   1.00
                                                       ========     =========     =========      =========     =========

TOTAL RETURN                                             2.88%         1.48%          1.75%         2.53%          3.87%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)             $378,400      $365,669       $300,425      $285,889       $230,855
 Ratio of Expenses to Average Net Assets#                0.86%         0.85%          0.85%         0.85%          0.85%
 Ratio of Net Investment Income to Average Net
  Assets#                                                2.84%         1.77%          1.72%         2.48%          3.83%
 Ratio of Expenses without waivers and
  assumption of expenses to Average Net Assets#          0.95%         0.85%          0.89%         0.92%          0.92%
 Ratio of net investment income without waivers
  and assumption of expenses to Average Net
  Assets#                                                2.75%         1.77%          1.68%         2.41%          3.76%

* Commencement of offering of shares.

# Short periods have been annualized.

+ In 1994 the Vista New York Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

VISTA NEW YORK TAX FREE MONEY MARKET FUND

                                                                                       September 4,
                                                                                         1987* to
                                                                                       October 31,
                                                   1990        1989         1988           1987
                                                  --------    ---------  ---------    -------------
                                                  Vista        Vista        Vista         Vista
                                                  Shares      Shares       Shares         Shares
                                                  --------    ---------  ---------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    1.00    $    1.00    $    1.00       $    1.00
Income from Investment Operations:
  Net Investment Income                             0.050        0.051        0.043           0.009
                                                    ------     -------      -------     -----------
Total from Investment Operations                    0.050        0.051        0.043           0.009
Less Distributions:
 Dividends from net investment income               0.050        0.051        0.043           0.009
                                                    ------     -------      -------     -----------
 Total Distributions                                0.050        0.051        0.043           0.009
                                                    ------     -------      -------     -----------
NET ASSET VALUE, END OF PERIOD                      $1.00        $1.00        $1.00           $1.00
                                                    ======     =======      =======     ===========
TOTAL RETURN                                         5.02%        5.28%        4.50%           4.71%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)         $251,897    $252,201     $230,639           $2,385
 Ratio of Expenses to Average Net Assets#            0.83%       0.81%        0.78%            0.25%
 Ratio of Net Income to Average Net Assets#          4.91%       5.15%        4.26%            4.71%
 Ratio of expenses without waivers and
  assumption of expenses to Average Net Assets#      0.91%       0.95%        1.10%            1.50%
 Ratio of net investment income without
  waivers and  assumption of expenses to Average
  Net Assets#                                        4.83%       5.01%        3.94%            3.46%

* Commencement of operations.

# Short periods have been annualized.

+ In 1994 the Vista New York Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

                      THE 100% U.S. TREASURY SECURITIES
                         MONEY MARKET FUND OF HANOVER
               (For a share outstanding throughout each period)

                                                               Year ended November 30,                 Period ended
                                                 --------------------------------------------------    November 30,
                                                   1995           1994         1993         1992          1991*
                                                 -----------    ----------   ---------    ---------   -------------
                                                   Vista          Vista         Vista       Vista         Vista
                                                   Shares         Shares        Shares      Shares        Shares
                                                 ----------   -----------    -----------  -----------   -----------
Net Asset Value, Beginning of Period            $    1.000     $    1.000    $  1.000     $  1.000       $  1.000
                                                                 --------      -------      -------     -----------
Income from Investment Operations:
 Net investment income                          $    0.050          0.033       0.026        0.033          0.021
                                                                 --------      -------      -------     -----------
Less Distributions:
 Dividends from net investment income               (0.050)        (0.033)     (0.026)      (0.033)        (0.021)
                                                   ---------     --------      -------      -------     -----------
Net Asset Value, End of Period                  $    1.000     $    1.000    $  1.000     $  1.000       $  1.000
                                                   =========     ========      =======      =======     ===========
Total Return**                                        5.15%          3.32%       2.62%        3.33%          2.58%
Ratios/Supplemental Data:
 Net Assets, End of Period (in thousands)       $1,337,549     $1,024,125    $873,631     $383,688       $141,875
 Ratio of Expenses to Average Net Assets+++           0.58%          0.59%       0.58%        0.55%          0.45%+
 Ratio of Net Investment Income to Average
  Net Assets                                          4.99%          3.26%       2.58%        3.28%          5.02%+

 *Commencement of operations July 1, 1991.

**Total return computed for the period.

+Annualized.

+++ Ratios before effect of waivers were 0.61%, 0.62%, 0.61%, 0.67%, and 0.74% annualized, respectively.

C. MANAGEMENT OF THE PORTFOLIOS

                           Adviser and Sub-Advisers

   Chase acts as investment adviser to each existing Vista Portfolio and will act as investment adviser to each Vista Portfolio effective upon the Closing Date. Upon consummation of the Bank Merger, Chase's successor will continue to act as investment adviser to each Vista Portfolio. As used herein, the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the Vista Portfolios. Under the Investment Advisory Agreement between the Adviser and Vista relating to each Vista Portfolio that will take effect as of the Closing Date, the Adviser will have responsibility for investment decisions for each Vista Portfolio. For its services under the Investment Advisory Agreement relating to each Vista Portfolio, the Adviser will receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of the average daily net assets of such Vista Portfolio.

   Effective upon the Closing Date, CAM will act as the sub-investment adviser to each Vista Portfolio, other than Vista Cash Management Fund and Vista Tax Free Money Market Fund, pursuant to a separate Sub-Investment Advisory Agreement between CAM and Chase. Under the Sub-Investment Advisory Agreement, CAM will make investment decisions for, and be responsible for the day-to-day management of, each such portfolio. For its services under such Sub-Investment Advisory Agreement, CAM will be entitled to receive, with respect to each such Vista Portfolio, such compensation, payable by the Adviser out of its advisory fee, as shall be agreed to from time to time between the Adviser and CAM.

   Effective upon the Closing Date, TCBNA will act as the sub-investment adviser to the Vista Cash Management Fund and the Vista Tax Free Money Market Fund pursuant to separate Sub-Investment Advisory Agreements between Chase and TCBNA. Under the Sub-Investment Advisory Agreements, TCBNA will make investment decisions for, and be responsible for the day-to-day management of, the Vista Cash Management Fund and Vista Tax Free Money Market Fund. For its services under the Sub-Investment Advisory Agreement relating to each of the Vista Cash Management Fund and Vista Tax Free Money Market Fund, TCBNA will be entitled to receive such compensation, payable by the Adviser out of its advisory fee, as shall be agreed to from time to time between the Adviser and TCBNA.

   The Adviser, CAM and TCBNA may each, from time to time, voluntarily waive all or a portion of the fees payable to it under an Investment Advisory Agreement or a Sub-Investment Advisory Agreement, as the case may be.

   The Adviser is currently a wholly-owned subsidiary of CMC, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Effective upon consummation of the Parent Merger, the Adviser will be a wholly- owned subsidiary of CBC, and CBC will be renamed "The Chase Manhattan Corporation". Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of CBC. Its headquarters is currently located at One Chase Manhattan Plaza, New York, New York 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

   CAM is a wholly-owned operating subsidiary of Chase, and upon consummation of the Bank Merger, will be a wholly-owned operating subsidiary of the Adviser. CAM is registered with the Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

   TCBNA has been in the investment counselling business since 1987 and is ultimately controlled and owned by CBC. TCBNA renders investment advice to a wide variety of corporations, pension plans, foundations, trusts and individuals. TCBNA currently serves as the investment adviser to the Hanover Cash Management Fund and the Hanover Tax Free Money Market Fund. The principal business address of TCBNA is 600 Travis, Houston, Texas 77002.

   If, in connection with the Related Changes, the shareholders of the Vista Cash Management Fund or the Vista Tax Free Money Market Fund do not approve the investment sub-advisory agreement with TCBNA, then, in that case, the Adviser will continue to act as the investment adviser to such Vista Portfolio pursuant to the terms of the investment advisory agreements relating to those Vista Portfolios.

   Certain Relationships and Activities. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Vista Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Vista Distributor or affiliates of the Vista Distributor. The Adviser will not invest any Vista Portfolio assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased on behalf of any Vista Portfolio. The Adviser has informed Vista that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of such Adviser or in the possession of any affiliate of such Adviser, including the division of Chase that performs services for Vista as Custodian. Shareholders of the Vista Portfolios should be aware that, subject to applicable legal or regulatory restrictions, the Adviser and its affiliates may exchange among themselves certain information about the shareholders and their accounts.

                                Administrator

   Pursuant to an Administration Agreement (the "Administration Agreement"), Chase serves as administrator of Vista (in such capacity, the "Administrator"). The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents, preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; arranging for the maintenance of books and records; and providing office facilities necessary to carry out its duties. For these services and facilities, the Administrator is entitled to receive from each existing Vista Portfolio, and will be entitled to receive from each Vista Portfolio effective upon the Closing Date, a fee computed daily and paid monthly at an annual rate equal to 0.05% of such Vista Portfolio's average daily net assets. However, the Administrator may, from time to time, voluntarily waive all or a portion of its fees payable under the Administration Agreement. The Administrator, pursuant to the terms of the Administration Agreement, shall not have any responsibility or authority for each Vista Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of Vista Portfolio shares.

   Regulatory Matters. Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, administrator, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Chemical, Chase, Hanover and Vista believe that Chase, CAM, TCBNA, or any other affiliate of Chemical or Chase, may perform the investment advisory, administrative, custody and transfer agency services for Vista, as the case may be, described in this Prospectus/Proxy Statement, and that Chase, CAM, TCBNA or any other affiliate of Chemical or Chase, subject to such banking laws and regulations, may perform the shareholder services contemplated by this Prospectus/Proxy Statement, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent Chase, CAM, TCBNA or any other affiliate of Chemical or Chase from continuing to perform investment advisory, administrative or custody services for Vista, as the case may be, or require Chase, CAM, Inc., TCBNA or any other affiliate of Chemical or Chase to alter or discontinue the services provided by it to shareholders of Vista Portfolios.

   If Chase, CAM, TCBNA or any other affiliate of Chemical or Chase were prohibited from performing investment advisory, administrative, custody or transfer agency services for Vista, as the case may be, it is expected that the Vista Board would recommend to Vista's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Trustees. If Chase, CAM, TCBNA or any other affiliate of Chemical or Chase were required to discontinue all or part of its shareholder servicing activities, its customers would be permitted to remain the beneficial owners of Trust shares and alternative means for continuing the servicing of such customers would be sought. Vista does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

   In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

D. PURCHASES AND REDEMPTIONS OF SHARES

                                  Purchases

   The Vista Shares of the Vista Portfolios are continuously offered for sale without a sales load at the net asset value next determined through the Vista Distributor after an order is received and accepted by Vista's transfer agent provided it is transmitted prior to 12:00 noon, Eastern time for the Vista 100% U.S. Treasury Securities Money Market Fund, the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, and prior to 2:00 p.m., Eastern time for the Vista Treasury Plus Money Market Fund, the Vista U.S. Government Money Market Fund and the Vista Cash Management Fund on any business day during which the New York Stock Exchange and the Adviser are open for trading ("Fund Business Day") (see "Other Information Concerning Shares of Vista-Net Asset Value"). Effective upon consummation of the Reorganization, although the aforementioned deadlines will generally continue in effect, purchase orders for Vista Shares of the Vista Treasury Plus Money Market Fund and the Vista Cash Management Fund received by Vista's transfer agent after 2:00 p.m., Eastern time, and prior to 4:00 p.m., eastern time, on any Fund Business Day may be accepted and executed on the same day in Vista's discretion. Orders for Vista Shares of the Vista Portfolios received and accepted prior to the above designated times will be entitled to all dividends declared on such day.

   It is anticipated that each Vista Shares' net asset value will remain constant at $1.00 per share and each Vista Portfolio will employ specific investment policies and procedures to accomplish this result. Shares of each Vista Portfolio are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with Vista) or to customers of brokers or certain financial institutions which have entered into Selected Dealer Agreements with the Vista Distributor. An investor may purchase Vista Shares of a Vista Port-folio by authorizing his Shareholder Servicing Agent, broker or financial institution to purchase such Shares on his behalf through the Vista Distributor, which the Shareholder Servicing Agent, broker or financial institution must do on a timely basis. All share purchases must be paid for in U.S. dollars, and checks must be drawn on U.S. banks. In the event a check used to pay for shares purchased is not honored by the bank on which it is drawn, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by Vista or its agents.

   Shareholder Servicing Agents may offer services to their customers, including specialized procedures for the purchase and redemption of Vista Shares, such as pre-authorized or systematic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, transaction fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the yield on the investment of customers of that Shareholder Servicing Agent. Conversely, certain Shareholder Servicing Agents may (although they are not required by a Vista Portfolio to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian--Shareholder Servicing Agents"), which will have the effect of increasing the yield on the investment of customers of that Shareholder Servicing Agent. Shareholder Servicing Agents may also increase or reduce the minimum dollar amount required to invest in the Vista Portfolios and waive any applicable holding periods.

   Each Vista Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Accordingly, in order to make investments which will immediately generate income, each Vista Portfolio must have federal funds available to it (i.e., monies credited to the account of such Vista Portfolio's custodian bank by a Federal Reserve Bank). Each Shareholder Servicing Agent has agreed to provide each of the Vista Shares with federal funds for each purchase at the time it transmits the order for such purchase to the Vista Distributor. Therefore, each shareholder and prospective investor should be aware that if he or she does not have sufficient funds on deposit with, or otherwise make immediately available to, his Shareholder Servicing Agent, there may be a delay in transmitting and effecting his purchase order since his Shareholder Servicing Agent will have to convert his check, bank draft, money order or similar negotiable instrument into federal funds prior to effecting the purchase order. In such case, the purchase order will be effected at the purchase price per share next determined after the conversion to federal funds has been accomplished. If such a delay is necessary, it is expected that in most cases it would not be longer than two business days.

   Each of the Vista Portfolios reserves the right to cease offering Vista Shares for sale at any time, to reject any order for the purchase of shares and to cease offering any services provided by a Shareholder Servicing Agent. Vista Portfolio Vista Shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

                             Minimum Investments

   The Vista Portfolios have established minimum initial and additional investments for the purchase of Vista Shares. The minimums detailed below vary by the type of account being established:

                                                      Minimum
                                                      Initial
                Account Type                        Investment
---------------------------------------------       ----------
Individual                                           $2,500(1)
Individual Retirement Account (IRA)                  $1,000(2)
Spousal IRA                                          $  250
SEP-IRA                                              $1,000(2)
Purchase Accumulation Plan                           $  250(3)
Payroll Deduction Program (401K, 403B, Keogh)        $  100(4)

(1) Employees of the Adviser and its affiliates, and certain qualified persons are eligible for a $1,000 minimum initial investment.

(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.

(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.

(4) A $25 minimum monthly investment must be established through an automatic payroll cycle.

   The minimum additional investment is $100 for all types of accounts. The initial investment minimums will be waived for Hanover Portfolio shareholders that receive Vista Portfolio Shares in connection with the Reorganization.

   For further information as to how to direct a Shareholder Servicing Agent to purchase shares of a Vista Portfolio, an investor should contact his or her Shareholder Servicing Agent.

   Systematic Investment Plan. A Shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Portfolio account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

   Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Portfolio account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that notaries public cannot provide signature guarantees.

                                 Redemptions

   A Shareholder may redeem all or any portion of the shares in his account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent and transmitted by it to and received by Vista's Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 12:00 noon, Eastern time for the Vista 100% U.S. Treasury Securities Money Market Fund, the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, and prior to 2:00 p.m., Eastern time for the Vista Treasury Plus Money Market Fund, the Vista U.S. Government Money Market Fund and the Vista Cash Management Fund on any Fund Business Day. Shares which are redeemed earn dividends up to and including the day prior to the day the redemption is effected. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed until the purchase check has cleared, which may take up to fifteen days. A shareholder who is a customer of a Shareholder Servicing Agent may redeem his Vista Shares by authorizing his Shareholder Servicing Agent or its agent to redeem such shares, which the Shareholder Servicing Agent or its agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests (other than those by check) from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in Vista's records. Redemptions of shares are taxable events on which the shareholder may recognize a gain or loss. Although Vista generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), Vista has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

   The payment of redemption requests may be wired or mailed directly to a previously designated domestic commercial bank account. However, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account, for the protection of shareholders. Normally, redemption payments will be transmitted on the same Fund Business Day as the receipt of the request (provided it is made prior to 12:00 noon, Eastern time for the Vista 100% U.S. Treasury Securities Money Market Fund, the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, and prior to 2:00 p.m., Eastern time for the Vista Treasury Plus Money Market Fund, the Vista U.S. Government Money Market Fund and the Vista Cash Management Fund, on any Fund Business Day), and in any event within seven days. Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at 1-800-34-VISTA.

   The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

   Automatic Redemption Plan. A shareholder owning $10,000 or more of the shares of a Vista Portfolio as determined by the then current net asset value may provide for the payment monthly or quarterly of any requested dollar amount (subject to limits) from his or her account to his or her order. A sufficient number of full and fractional shares will be redeemed so that the designated payment is received on approximately the 1st or 15th day of the month following the end of the selected payment period.

   For further information as to how to direct a Shareholder Servicing Agent to redeem shares of a Vista Portfolio, a shareholder should contact his or her Shareholder Servicing Agent.


   Redemption of Accounts of Less than $500. Each Vista Portfolio may involuntarily redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days' notice prior to the redemption.


                             Exchange Privileges

   Holders of the Vista Shares of each Vista Portfolio may exchange at relative net asset value among the Vista Shares offered by Vista's other money market portfolios, and may exchange at relative net asset value plus any applicable sales charges among certain classes of shares of the portfolios of Vista other than the money market portfolios of Vista or for the shares of the portfolios of Mutual Fund Group ("MFG"), an affiliated investment company, of which Chase is the adviser and the Vista Distributor is the distributor, in accordance with the terms of the then-current prospectus of the fund being acquired. The prospectus of the fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. With respect to exchanges into a fund which charges a front-end sales charge, such sales charge will not be applicable if the shareholder previously acquired his Vista Shares by exchange from such fund. Under the exchange privilege, shares of a fund may be exchanged for shares of other funds of Vista or MFG only if those funds are registered in the states where the exchange may legally be made. In addition, the account registration for the fund (whether a portfolio of Vista or MFG) into which shares of the Vista Portfolios are being exchanged must be identical to that of the account registration for the fund from which shares are being redeemed. Any such exchange may create a gain or loss to be recognized for Federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund up to five business days if Vista determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain pre-authorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from Vista Service Center.


   Market Timing. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees or relevant investment Adviser believes doing so would be in the best interest of a Vista Portfolio, Vista reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Vista Portfolio in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange.


                                   General

   The Vista Portfolios have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. Vista's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described herein are not available until a completed and signed account application has been received by Vista's Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. Vista will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event Vista does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

   Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Vista Portfolios or their agents are authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of a Vista Portfolio and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to Vista in writing. Shareholders agree to release and hold harmless the Vista Portfolios, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Vista Portfolio shares, any related investment account, any privileges or services selected in connection with such invest-ment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Vista Portfolios or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the reasonable procedures that have been established for Vista Portfolio accounts and services.

   Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Vista Portfolio shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

   The Vista Portfolios may also establish and revise from time to time account minimums and transactions or amount restrictions on purchases, exchanges, redemptions, checkwriting services, or other transactions permitted in connection with shareholder accounts. The Vista Portfolios may also require signature guarantees for changes that shareholders request be made in Trust records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to Vista. The Vista Portfolios may refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

E. TAX MATTERS

  The following discussion is addressed primarily to individual investors and is for general information only. A prospective investor including a corporate investor should also review the more detailed discussion of federal income tax considerations relevant to each Vista Portfolio that is contained in the Vista SAI. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Vista Portfolios, including the status of distributions from a Vista Portfolio in his or her own state and locality and the possible applicability of the federal alternative minimum tax to a portion of the distributions of the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund.

  Each Vista Portfolio intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Code. If a Vista Portfolio qualifies as a "regulated investment company" and all of its taxable income, if any, is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year a Vista Portfolio does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of each Vista Portfolio's current and accumulated earnings and profits.

  Vista is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each Vista Portfolio (and each other series of Vista) qualifies as a regulated investment company under the Code.

  Distributions by a Vista Portfolio of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but do not qualify for the dividends-received deduction for corporations. Distributions by the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund of their tax-exempt interest income (net of expenses) are designated as "exempt-interest dividends" which are excluded from gross income for regular federal income tax purposes. Distributions by a Vista Portfolio of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Each Vista Portfolio will seek to avoid recognition of capital gains.

  Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of a Vista Portfolio. In general, distributions by a Vista Portfolio are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Vista Portfolio and received by the shareholders on December
31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends, capital gains dividends and exempt interest dividends, will be sent to each shareholder of a Vista Portfolio promptly after the end of each year.

  Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by a Vista Portfolio. Generally, shareholders are subject to backup withholding if they have not provided a Vista Portfolio with a correct taxpayer identification number and certain required certifications.

  Vista U.S. Government Money Market Fund. Shareholders of the Vista U.S. Government Money Market Fund (other than tax-exempt shareholders) will be subject to federal income tax on the ordinary income dividends and any capital gains dividends from such Vista Portfolio and may also be subject to state and local taxes. The laws of some states and localities, however, exempt from some taxes dividends such as those paid on shares of the Vista U.S. Government Money Market Fund to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities. The Vista U.S. Government Money Market Fund intends to advise their shareholders of the proportion of their ordinary income dividends which are attributable to such interest.

  The State of New York, for example, exempts from its personal income tax dividends such as those paid on shares of the Vista U.S. Government Money Market Fund to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, provided that at least 50% of such Vista Portfolio's portfolio consists of such obligations and such Vista Portfolio complies with certain notice requirements. The New York State Department of Taxation and Finance (like most other States) currently takes the position, however, that certain obligations backed by the full faith and credit of the U.S. Treasury, such as GNMA Certificates, and repurchase agreements backed by any U.S. Government obligation, do not constitute exempt obligations of the U.S. Government. Under present market conditions, it is expected that less than 50% of the Vista U.S. Government Money Market Fund's portfolio will consist of obligations which the New York State Department of Taxation and Finance views as exempt. Accordingly, it is likely that no portion of the dividends paid on shares of such Vista Portfolio will be exempt from New York State personal income tax.

  Shareholders are urged to consult their tax advisers regarding the possible exclusion from state and local income tax of a portion of the dividends paid on shares of the Vista U.S. Government Money Market Fund which is attributable to interest from obligations of the U.S. Government and its agencies and instrumentalities.

  Vista Tax Free Money Market Fund and Vista New York Tax Free Money Market Fund. In accordance with the investment objectives of the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund, it is expected that most or all of the net investment income of the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund will be attributable to interest from Municipal Obligations, although from time to time a portion of the portfolio of each such Vista Portfolio may be invested in short- term taxable obligations since the preservation of capital and the maintenance of liquidity are important aspects of each such Vista Portfolio's investment objective. As a result, most or all of the dividends paid out of the Vista Tax Free Money Market Fund's and the Vista New York Tax Free Money Market Fund's net investment income will be designated "exempt-interest dividends". The percentage of such dividends so designated will be applied uniformly to all such dividends from the Vista Tax Free Money Market Fund or the Vista New York Tax Free Money Market Fund made during each fiscal year and may differ from the actual percentage for any particular month. Any dividends paid out of any net long-term or short-term capital gains will be taxable to shareholders, although the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund each will seek to avoid recognition of capital gains.

Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of Social Security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain Municipal Obligations that may be purchased by the Vista Tax Free
Money Market Fund or the Vista New York Tax Free Money Market Fund will be treated as a tax preference item for both individual and corporate shareholders potentially subject to an alternative minimum tax ("AMT"), and all exempt-interest dividends will be included in computing a corporate shareholder's adjusted current earnings, upon which is based a separate corporate preference item which may be subject to AMT and to the environmental superfund tax.

  Interest on indebtedness incurred to purchase or carry shares of the Vista Tax Free Money Market Fund or the Vista New York Tax Free Money Market Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by certain types of Municipal Obligations should consult with their own tax advisers before purchasing shares of the Vista Tax Free Money Market Fund or the Vista New York Tax Free Money Market Fund.

  The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in an exclusion under the income or other tax laws of any state or local taxing authority. Shareholders of the Vista Tax Free Money Market Fund or the Vista New York Tax Free Money Market Fund may be exempt from state and local taxes on exempt-interest dividends paid out of interest on Municipal Obligations of the state and/or municipalities of the state in which they reside but may be subject to state and local tax on exempt-interest dividends paid out of interest on Municipal Obligations of other jurisdictions. To the extent that exempt-interest dividends from the Vista New York Tax Free Money Market Fund are paid out of interest on New York Municipal Obligations, the dividends will be exempt from New York State and New York City personal income taxes for a New York individual resident shareholder. The annual tax information statements referred to above, when sent to shareholders of the Vista New York Tax Free Money Market Fund, will indicate the New York State and New York City personal income tax status of distributions by such Fund. Exempt-interest dividends from the Vista New York Tax Free Money Market Fund are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions.

F. OTHER INFORMATION CONCERNING SHARES OF VISTA

                               Net Asset Value

   The net asset value of the Vista Shares of the Vista 100% U.S. Treasury Securities Money Market Fund, the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund is determined at 12:00 noon, Eastern time and the net asset value of the Vista Shares of the Vista Treasury Plus Money Market Fund, the Vista U.S. Government Money Market Fund and the Vista Cash Management Fund is currently determined at 2:00 p.m., Eastern time, on each Fund Business Day. Effective upon consummation of the Reorganization, the net asset value of the Vista Shares of the Vista Treasury Plus Money Market Fund and the Vista Cash Management Fund will also be determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Net asset value is determined by dividing a Vista Portfolio's net assets attributable to Vista Shares by the number of its Vista Shares outstanding at the time the determination is made. The portfolio securities of each Vista Portfolio are valued at their amortized cost pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized under "Comparison of Investment Objectives and Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price such Vista Portfolio would receive if the instrument were sold. It is anticipated that the net asset value of each share will remain constant at $1.00 and these Vista Portfolios will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share, and consideration of certain actions before such deviation exceed 1/2 of 1%. Income earned on a Vista Portfolio's investments is accrued daily and the Net Income, as defined under "Distributions and Dividends" below, is declared each Fund Business Day as a dividend. See "Determination of Net Asset Value" in the Vista SAI for further information regarding determination of net asset value and the procedures to be followed to stabilize the net asset value at $1.00 per share.

                         Distributions and Dividends

   The net income of the Vista Shares of the Vista Portfolios is determined each Fund Business Day (and on such other days as the Trustees deem necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 12:00 noon, Eastern time for the Vista
100% U.S. Treasury Securities Money Market Fund, the Vista Tax Free Money
Market Fund and the Vista New York Tax Free Money Market Fund and as of 2:00 p.m., Eastern time for the Vista Treasury Plus Money Market Fund, the Vista
U.S. Government Money Market Fund and the Vista Cash Management Fund.
Effective upon the consummation of the Reorganization, this determination will be made at 4:00 p.m., Eastern time, rather than at 12:00 noon, Eastern time, in the case of the Vista Treasury Plus Money Market Fund and the Vista Cash Management Fund. All the net income, as defined below, of the Vista Shares so determined is declared in shares as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly on or about the last business day of each month (or on such other date in each month as the shareholder's Shareholder Servicing Agent may designate as the dividend distribution date with respect to a particular shareholder). Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), dividends are distributed in the form of additional shares at the rate of one share (and fractions thereof) for each one dollar (and fractions thereof) of dividend income.

   For this purpose, the net income of the Vista Shares (from the time of the immediately preceding determination thereof) shall consist of all income accrued, including the accretion of discounts, except for the Vista Tax Free

Money Market Fund and the Vista New York Tax Free Money Market Fund, less the amortization of any premium on the portfolio assets of such Vista Portfolio, less all actual and accrued expenses determined in accordance with generally accepted accounting principles. As noted above, securities are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes.

   Since the net income of the Vista Shares of a Vista Portfolio is declared as a dividend each time its net income is determined, the net asset value per share (i.e., the value of its net assets divided by the number of its shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in his account.

   It is expected that the Vista Shares will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, Vista would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding shares will be reduced by treating each shareholder as having contributed to the capital of Vista that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment. Thus, the net asset value per share will be maintained at a constant $1.00.

     Distribution Plans and Distribution and Sub-Administration Agreement

   The Vista Board has adopted the Vista Distribution Plan for the Vista Shares of certain Vista Portfolios in accordance with Rule 12b-1 under the 1940 Act, and, effective upon the Closing Date, the Vista Distribution Plan will be in effect for the Vista Shares of each Vista Portfolio except for the Vista Cash Management Fund. The Vista Trustees have concluded that there is a reasonable likelihood that the Vista Distribution Plan will benefit the Vista Portfolios and the holders of their Vista Shares.

   Effective upon the Closing Date, the Vista Distribution Plan will provide that the Vista Portfolios other than the Vista Cash Management Fund may pay distribution fees (the "Distribution Fee"), including payments to the Vista Distributor, at an annual rate not to exceed 0.10% of the average daily net assets for the Vista Shares thereof. As noted above, there will be no distribution plan for the Vista Cash Management Fund, and, accordingly, the Vista Cash Management Fund will bear no distribution fees. The Vista Distributor may, from time to time, voluntarily waive all or a portion of its fees payable under the Vista Distribution Plan. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by each of the Vista Portfolio's Vista Shares during any year may be more or less than actual expenses incurred pursuant to the Vista Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses). However, the Vista Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. No class of shares of a Vista Portfolio will make payments or be liable for any distribution expenses incurred by any other class of shares of such Vista Portfolio.

   Pursuant to a Distribution and Sub-Administration Agreement (the "Distribution Agreement"), the Vista Distributor acts as the principal underwriter of shares of each existing Vista Portfolio and will act in such capacity for each Vista Portfolio effective upon the Closing Date. Under the Distribution Agreement, the Vista Distributor bears the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Vista Distribution Plan. In addition, the Vista Distributor provides certain sub-administration services, including providing officers, clerical staff and office space. While there is no sales load, the Vista Distributor receives a fee from each Vista Portfolio at an annual rate equal to 0.05% of each such Vista Portfolio's average daily net assets, on an annualized basis for Vista's then-current fiscal year. Other funds which have investment objectives similar to those of each Vista Portfolio, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

   The Vista Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses incurred in connection with organizing new series or classes of Vista and certain other ongoing expenses of Vista.

                                   Expenses

   Each of the Vista Portfolios intends to pay all or its pro rata share of expenses, including the compensation of the Trustees; all fees under the Vista Distribution Plan for that Vista Portfolio (payable on a per class basis); governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent, Shareholder Servicing Agent, or dividend disbursing agent; expenses of redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Custodian including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset values of the Vista Portfolios; expenses of shareholder meetings; and the advisory fees payable to the Adviser under the Investment Advisory Agreements, the administration fee payable to the Administrator under the Administration Agreement and the sub-administration fee payable to the Vista Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of each Vista Portfolio and the preparation, printing and mailing of prospectuses for such purposes are borne by the Vista Portfolio except that the Distribution and Sub-Administration Agreement with the Vista Distributor requires the Vista Distributor to pay for prospectuses which are to be used for sales to prospective investors.

   Pursuant to offering multiple classes of shares, certain expenses of the Vista Portfolios are borne by certain classes, either exclusively, or in a manner which approximates the proportionate value received by the class as a result of the expense being incurred.

             Description of Shares, Voting Rights and Liabilities

   Vista is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1994. Vista has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of Vista which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of Vista to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that trust shares held in the treasury of the trust shall not be voted. Shares of each series or class generally vote separately, for example to approve an investment advisory agreement or distribution plan, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

   The Vista Portfolios offer other classes of shares in addition to the Vista Shares. Shareholders of the Vista Shares bear the fees and expenses described herein. Similarly, shareholders of each other class of a Vista Portfolio bear the fees and expenses described in the appropriate prospectus for such classes of shares. Standardized yield quotations will be computed separately for each class of shares of a Vista Portfolio. The principal differences between the various share classes within a Vista Portfolio relate to minimum investment and balance requirements, the level of services provided to investors, and the amount of distribution, shareholder servicing and certain other fees and expenses borne by the shares of each class. Investors may call Vista at 1-800-34-VISTA to obtain additional information about the classes of shares of the Vista Portfolios that are offered. Any person entitled to receive compensation for selling or servicing shares of a Vista Portfolio may receive different levels of compensation with respect to one class of shares of such Vista Portfolio over another.

   Vista is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class or of all series and classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of Vista may in accordance with certain rules of the Commission be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to Vista's Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of Vista. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. Vista's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such

 Shareholder Servicing Agent is the
agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same series otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

   Vista is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and Vista itself is unable to meet its obligations.

  On October 28, 1994, certain mutual fund series of MFG, an affiliated investment company, underwent a statutory reorganization to become series of Vista. The Vista U.S. Government Money Market Fund, the Vista Cash Management Fund, the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund are among such series and, therefore, certain information contained herein reflects the history of those Vista Portfolios since their inception as series of MFG and the fact that certain policies, plans and shareholder privileges continued unchanged as a result of such reorganization.

G. SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                         Shareholder Servicing Agents

   The shareholder servicing agreement with each Shareholder Servicing Agent for Vista provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for each Vista Portfolio or class of shares as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to a Vista Portfolio or class of shares; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of each Vista Portfolio or class of shares, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and transmit to the Vista Portfolios proxies executed by shareholders with respect to meetings of shareholders of each Vista Portfolio or class of shares; vote the outstanding shares of each Vista Portfolio or class of shares whose shareholders do not transmit executed proxies or attend shareholder meetings in the same proportion as the votes cast by other shareholders of such Vista Portfolio or class represented at the shareholder meeting and provide such other related services as the Vista Portfolios or a shareholder may request. For performing these services, each Shareholder Servicing Agent for the Vista Shares will be entitled to receive, effective upon the Closing Date, an annual fee of up to
 .35% of the average daily net assets of each Vista Portfolio represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Vista's Board of Trustees has determined that the amount payable by each Vista Portfolio in respect of "service fees" (as defined in Article III, Section 26 of the Rules of Fair Practice of the NASD) does not exceed
 .25% of the average annual net assets of such portfolio. Each Shareholder Servicing Agent may, from time to time, voluntarily waive a portion of the fees payable to it. In addition, Chase may provide other related services to Vista for which it may receive compensation.

   The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Vista Portfolio shares, receive dividends and distributions on Vista Portfolio investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

   The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities such as each Vista Portfolio's shares. Vista, on behalf of the Vista Portfolios, will engage banks, including Chase and its affiliates, as Shareholder Servicing Agents only to perform advisory, custodian, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, the management of Vista believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities for Vista, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or a part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain as shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of each Vista Portfolio might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. Vista does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

                         Transfer Agent and Custodian

   DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for Vista. In this capacity, DST maintains the account records of all shareholders in the existing Vista Portfolios and will maintain such records for each Vista Portfolio effective upon the Closing Date, including statement preparation and mailing. DST also is responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Vista Portfolios may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by Vista and DST. DST's address is 127 W. 10th Street, Kansas City, MO 64105.

   Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each existing Vista Portfolio, and will act as the custodian for each Vista Portfolio effective upon the Closing Date. For its services as Custodian, Chase receives compensation as is from time to time agreed upon by Vista and Chase. The Custodian's responsibilities include safeguarding and controlling each Vista Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Vista Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of each Vista Portfolio. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as Vista's Custodian does not determine the investment policies of the Vista Portfolios or decide which securities will be bought or sold on behalf of the Vista Portfolios or otherwise have access to or share material inside information with the internal division that performs advisory services for the Vista Portfolios.

                        Tax Sheltered Retirement Plans

   Shares of the Vista U.S. Government Money Market Fund and the Vista Cash Management Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

H. YIELD AND PERFORMANCE INFORMATION

  From time to time, each of the Vista Shares may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of the Vista Shares in the future. From time to time, the yield of each of the Vista Shares, as a measure of its performance, may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to other relevant indices or to rankings prepared by independent services or other financial or industry publications, such as Lipper Analytical Services, Inc., or the Morningstar Mutual Funds on Disc, that monitor the performance of mutual funds. In addition, the yield of each of the Vista Shares may be compared to the Donoghue's Money Fund Averages(TM), compiled in the Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. Also, each of the Vista Shares' yield data may be reported in national financial publications including, but not limited to, Money
Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature. Each of the Vista Shares may, with proper authorization, reprint articles written about the Vista
Shares and provide them to prospective shareholders.

  Each of the Vista Shares may provide its annualized "yield" and "effective yield" to current and prospective shareholders. The "yield" of a fund refers to the income generated by an investment in the fund over a seven-day period (which period shall be stated in any advertisement or communication with a shareholder). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of investment. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that week is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

  The Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund each may also quote a "tax equivalent yield." The "tax equivalent yield" refers to the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to that of the Vista Tax Free Money Market Fund or the Vista New York Tax Free Money Market Fund. The use of a tax equivalent yield allows investors to compare the yield of the Vista Tax Free Money Market Fund or the Vista New York Tax Free Money Market Fund, which provide shareholders with income excluded for federal income tax and/or New York State and New York City tax purposes, to the yields of money market funds which are not so tax-exempt.

  Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of each of the Vista Shares will vary based on interest rates, the current market value of the securities held in the Vista Portfolio's portfolio and changes in the Vista Portfolio's and the shares' expenses. In addition, the Adviser, the Administrator, the Vista Distributor and each Shareholder Servicing Agent may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Vista Distributor may assume a portion of a Vista Portfolio's expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield) of the Vista Shares during the period such waivers of fees or assumptions of expenses are in effect. These factors and possible differences in the methods used to calculate yields should be considered when comparing each of the Vista Shares' yields to those published for other money market funds and other investment vehicles. A Shareholder Servicing Agent may charge its customers direct fees in connection with an investment (see "Purchases and Redemptions of Shares--Purchases") which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent. Conversely, each of the Vista Shares is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of Shares--Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Vista SAI for further information concerning each of the Vista Shares' calculation of yield.


I. ADDITIONAL INFORMATION

  Each Vista Portfolio has adopted a Code of Ethics which prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of such Vista Portfolio's planned portfolio transactions. The objective of each Vista Portfolio's Code of Ethics is that such Vista Portfolio's operations be carried out for the exclusive benefit of its shareholders. Each Vista Portfolio maintains careful monitoring of compliance with its Code of Ethics.

  The Vista SAI contains more detailed information about Vista and the Vista Shares, including information related to (i) each Vista Portfolio's investment policies and restrictions, (ii) risk factors associated with each Vista Portfolio's policies and investments, (iii) Vista's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions and brokerage allocation, (v) the Vista Portfolio's shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of such shares. The audited financial statements for the existing Vista Portfolios for their last fiscal year end are incorporated by reference into the Vista SAI.

  The Vista SAI has been filed with the Commission and is incorporated by reference into the Statement of Additional Information. A copy of the Vista SAI may be obtained without charge by writing or calling Vista at the address and telephone number shown on the cover page of this Prospectus/Proxy Statement. These Reports and other information filed by Vista can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York regional office of the Securities and Exchange Commission at 26 Federal Plaza, Room 1028, New York, New York 10007. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

  As of January 22, 1996, the officers and Trustees of Vista as a group owned less than 1% of any of its portfolios. As of November 30, 1995, the officers and Directors of Hanover as a group owned less than 1% of any of its portfolios. The tables below show the name, address and share ownership of each person having at the record date for the Hanover Special Meeting of Shareholders record or beneficial ownership with respect to 5% or more of a class of a portfolio of Vista or Hanover. The tables also show the percentage of shares of each portfolio owned by such persons at the record date, as well as the percentage of shares that would be owned by these persons of record or beneficially upon the consummation of the Reorganization based on shares outstanding at the record date.




                                    VISTA




                                                                                                Percentage of
                                                                                  Percentage      Portfolio        Percentage of
                                                        Class and Amount           of Class         Shares        Portfolio Shares
                                                         of Shares Owned           Owned on        Owned on          Owned on
Portfolio              Name and Address               and Type of Ownership       Record Date    Record Date       Consummation
---------              ----------------               ---------------------       -----------    -----------      ----------------
Cash             Nysernet, Inc.                             6,178,032                 6%             .73%              .25%
Management       200 Elwood Davis Road                    Vista Shares
Fund             Liverpool, NY 13088-6147         (record & beneficial ownership)

                 Croydon Company Inc.                         5,175                   5%             .61%              .21%
                 7272 Morgan Road                         Vista Shares
                 Liverpool, NY 13090-4535         (record & beneficial ownership)

                 Cudd & Company                            33,136,701                 6%             3.9%              1.3%
                 1211 Avenue of the Americas             Premier Shares
                 New York, NY 10036-8701               (record ownership)

                 National Financial Service                101,340,920                20%            12%                4%
                 Corp.                                   Premier Shares
                 Church Street Station                 (record ownership)
                 P.O. Box 3908
                 New York, NY 10008-3908

                 Chase Manhattan Bank NA                   25,940,184                 5%              3%                1%
                 2000 Marcus Avenue-1                    Premier Shares
                 New Hyde Park, NY 11042-1063          (record ownership)

                 Chase Manhattan Bank NA                   154,222,191                31%            18%                6%
                 3 Chase Metro Tech Center               Premier Shares
                 Brooklyn, NY 11245-0002               (record ownership)

                 Chase Manhattan Bank NA                   39,377,089                 8%             4.6%             1.6%
                 2 Chase Manhattan Plaza                 Premier Shares
                 New York, NY 10081-1001               (record ownership)

                 Citadel Holding Corp.                     14,043,528                 5%             1.6%              .57%
                 550 So. Hope Street                  Institutional Shares
                 Los Angeles, CA 90210           (record & beneficial ownership)

                 Continental Micronesia Inc.               13,925,000                 5%             1.6%              .57%
                 P.O. Box 8778T                      Institutional Shares
                 Taminung, GU 96931-8778         (record & beneficial ownership)

                 Manhattan Prepaid Health                  13,734,634                 5%             1.6%              .57%
                 Service Plan Inc.                     Institutional Shares
                 475 Riverside Drive             (record & beneficial ownership)
                 New York, NY 10115-0122

                 Continental Airlines Inc.                 33,220,000                 12%            3.9%              1.3%
                 2929 Allen Parkway                   Institutional Shares
                 Houston, TX 77019-2197           (record & beneficial ownership)

                 Carriers ILA CFS Trust Fund               21,348,507                 8%             2.5%              .88%
                 One Evertrust Plaza                  Institutional Shares
                 Jersey City, NJ 07302-3051       (record & beneficial ownership)

                 Associated Food Stores LLC                13,060,286                 5%             1.6%              .57%
                 122-20 Merrick Blvd.                 Institutional Shares
                 Jamaica, NY 11434-1916           (record & beneficial ownership)


                                                                                                 Percentage of
                                                                                   Percentage      Portfolio       Percentage of
                                                        Class and Amount            of Class         Shares       Portfolio Shares
                                                        of Shares Owned             Owned on        Owned on          Owned on
Portfolio              Name and Address               and Type of Ownership        Record Date    Record Date       Consummation
---------              ----------------               ---------------------        -----------    -----------      ----------------
                 Chase Manhattan Bank N.A.                 15,568,972                 17%            1.9%              .68%
                 Metropolitan Community Bank          Institutional Shares
                 1985 Marcus Avenue-2            (record & beneficial ownership)
                 New Hyde Park, NY 11042-1081

                 Chase Manhattan Bank NA                   36,695,043                 14%            4.3%              1.5%
                 Global SEC Services Omnibus          Institutional Shares
                 3 Chase Metro Tech Center             (record ownership)
                 Brooklyn, NY 11245-0002

                 Cudd & Company                            41,678,802                 16%            4.9%              1.7%
                 1211 Avenue of the Americas          Institutional Shares
                 New York, NY 10036-8701              (record ownership)


U.S.             Cudd & Company                            237,879,268                64%             9%               5.9%
Government       1211 Avenue of the Americas              Vista Shares
Money            New York, NY 10036-8701               (record ownership)
Market Fund

                 Chase Manhattan Bank N.A.                 59,624,572                 15%             2%               1.4%
                 Metropolitan Community Bank              Vista Shares
                 1985 Marcus Avenue-2           (record & beneficial ownership)
                 New Hyde Park, NY 11042-1081

                 Chase Manhattan Bank NA                   357,997,217                31%            14%                8%
                 Global SEC Services Omnibus             Premier Shares
                 3 Chase Metro Tech Center               (record ownership)
                 Brooklyn, NY 11245-0002

                 Penlin & Co.                              110,378,835                9%              4%               2.7%
                 Chase Lincoln First Bank                Premier Shares
                 P.O. Box 1412                        (record ownership)
                 Rochester, NY 14602-1412

                 Chase Manhattan Bank                      225,097,632                19%             9%               5.5%
                 Corp. Custody and Escrow Dept.          Premier Shares
                 3 Chase Metro Tech Center             (record ownership)
                 Brooklyn, NY 11245-0002

                 Chase Manhattan Bank                      162,328,515                19%            6.5%               4%
                 3 Chase Metro Tech Center            Institutional Shares
                 Brooklyn, NY 11245-0002               (record ownership)

                 Chase Manhattan Bank NA                   455,844,932                47%            18%               11%
                 2 Chase Manhattan Plaza              Institutional Shares
                 New York, NY 10081-10001              (record ownership)

                 Cudd & Company                            53,358,534                 5%              2%                1%
                 1211 Avenue of the Americas          Institutional Shares
                 New York, NY 10036-8701               (record ownership)

 Treasury        Photronics Incorporated                    5,477,872                 8%              4%               .30%
Plus Money       15 Secor Road                           Premier Shares
Market Fund      Brookfield, CT 06804-3937        (record & beneficial ownership)

                 Chase Manhattan Bank NA                   54,186,387                 79%            40%                 3%
                 2 Chase Manhattan Plaza                 Premier Shares
                 New York, NY 10081-10001              (record ownership)

                 Trenwick America Reinsurance               4,105,303                 6%              3%               .23%
                  Corp.                                Institutional Shares
                 Metro Center, One Station        (record & beneficial ownership)
                 Place
                 Stanford, CT 06902

                 Chase Manhattan Bank TTEE                  3,375,201                 5%             2.5%              .19%
                 4 Chase Metro Tech Center            Institutional Shares
                 Brooklyn, NY 11245-0001               (record ownership)

                                      57

                                                                                                 Percentage of
                                                                                   Percentage      Portfolio        Percentage of
                                                        Class and Amount            of Class         Shares        Portfolio Shares
                                                        of Shares Owned             Owned on        Owned on          Owned on
Portfolio              Name and Address               and Type of Ownership        Record Date    Record Date       Consummation
---------              ----------------               ---------------------        -----------    -----------      ----------------
                 Chase Manhattan Bank NA                   44,603,298                 69%            33%               2.5%
                 2 Chase Manhattan Plaza             Institutional Shares
                 New York, NY 10081-10001             (record ownership)

Tax Free         Cudd & Company                            134,417,257                74%            26%              15.7%
Money            1211 Avenue of the Americas              Vista Shares
Market Fund      New York, NY 10036-8701               (record ownership)

                 Chase Manhattan Bank N.A.                 26,753,213                 14%             5%                3%
                 1985 Marcus Avenue-2                     Vista Shares
                 New Hyde Park, NY 11042-1081          (record ownership)

                 Cudd & Company                            55,924,539                 33%            11%               6.5%
                 Chase Manhattan Bank NA                 Premier Shares
                 1211 Avenue of the Americas           (record ownership)
                 New York, NY 10036-8701

                 National Financial Service Corp.          23,236,529                 14%            4.5%              2.7%
                 Church Street Station                   Premier Shares
                 P.O. Box 3908                     (record & beneficial ownership)
                 New York, NY 10008-3908

                 Cudd & Company                            95,375,697                 59%            18%               11%
                 Chase Manhattan Bank NA              Institutional Shares
                 1211 Avenue of the Americas           (record ownership)
                 New York, NY 10036-8701

                 Chase Manhattan Bank                      12,186,343                 7%              2%                1%
                 3 Chase Metro Tech Center            Institutional Shares
                 Brooklyn, NY 11245-0002               (record ownership)

                 Parfums De Coeur Ltd                      13,012,644                 8%             2.5%              1.5%
                 85 Old Kings Highway N.               Institutional Shares
                 Darien, CT 06820-4724            (record & beneficial ownership)

                 Union Bank of Switzerland NY               9,179,349                 5%             1.8%               1%
                 299 Park Avenue                      Institutional Shares
                 New York, NY 10171-0026          (record & beneficial ownership)

New York         Chase Manhattan Bank N.A.                 124,849,715                24%            24%               15%
Tax Free         Metropolitan Community Bank              Vista Shares
Money            1985 Marcus Avenue-2                  (record ownership)
Market Fund      New Hyde Park, NY 11042-1081

                 Chase Manhattan Bank N.A.                 37,089,832                 7%              7%               4.4%
                 1985 Marcus Avenue-2                     Vista Shares
                 New Hyde Park, NY 11042-1081          (record ownership)

                 National Financial Service                25,634,355                 5%              5%                3%
                 Corp.                                    Vista Shares
                 Church Street Station              (record & beneficial ownership)
                 P.O. Box 3908
                 New York, NY 10008-3908

                 Cudd & Company                            201,804,464                39%            39%               24%
                 Chase Manhattan Bank NA                  Vista Shares
                 1211 Avenue of the Americas           (record ownership)
                 New York, NY 10036-8701

Federal          Chase Manhattan Bank N.A.                 49,063,004                21%             9%                9%
Money            Metropolitan Community Bank              Vista Shares
Market Fund      1985 Marcus Avenue-2                  (record ownership)
                 New Hyde Park, NY 11042-1081

                 National Financial Service                99,039,116                51%            18%               18%
                 Corp.                                   Premier Shares
                 Church Street Station              (record & beneficial ownership)
                 P.O. Box 3908
                 New York, NY 10008-3908



                                                                                                 Percentage of
                                                                                   Percentage      Portfolio        Percentage of
                                                        Class and Amount            of Class         Shares        Portfolio Shares
                                                        of Shares Owned             Owned on        Owned on          Owned on
Portfolio              Name and Address               and Type of Ownership        Record Date    Record Date       Consummation
---------              ----------------               ---------------------        -----------    -----------      ----------------
                 Chase Manhattan Bank N.A.                 42,315,116                 22%            7.7%              7.7%
                 1985 Marcus Avenue-2                    Premier Shares
                 New Hyde Park, NY 11042-1081          (record ownership)

                 Cudd & Company                            70,764,013                 58%            13%               13%
                 Chase Manhattan Bank NA              Institutional Shares
                 1211 Avenue of the Americas           (record ownership)
                 New York, NY 10036-8701

                 Chase Manhattan Bank NA                   33,028,644                 27%             6%                6%
                 2 Chase Manhattan Plaza              Institutional Shares
                 New York, NY 10081-10001              (record ownership)

                 Health Management Systems Inc.             7,661,312                 6%             1.4%              1.4%
                 401 Park Avenue South                Institutional Shares
                 New York, NY 10016-8808          (record & beneficial ownership)

Prime Money      Chase Manhattan Bank NA                   321,934,668                68%            23%               23%
Market Fund      2 Chase Manhattan Plaza                 Premier Shares
                 New York, NY 10081-10001              (record ownership)

                 Chase Manhattan Bank NA                   568,426,720                63%            41%               41%
                 2 Chase Manhattan Plaza              Institutional Shares
                 New York, NY 10081-10001               (record ownership)

                 Chase Manhattan Bank                      180,155,537                19%            13%               13%
                 3 Chase Metro Tech Center            Institutional Shares
                 Brooklyn, NY 11245-0002               (record ownership)

California       Cudd & Company                            14,801,923                 39%            39%               39%
Intermediate     c/o Chase Manhattan Bank NA                 Shares
Tax Free         1211 Avenue of the Americas           (record ownership)
Income Fund      New York, NY 10036-8701

                 National Financial Service                10,211,626                 27%            27%               27%
                 Corp.                                       Shares
                 Church Street Station            (record & beneficial ownership)
                 P.O. Box 3908
                 New York, NY 10008-3908

                 Union Bank of Switzerland NY               7,370,819                 19%            19%               19%
                 299 Park Avenue                             Shares
                 New York, NY 10171-0026          (record & beneficial ownership)

New York         Cudd & Company                             2,315,852                 25%            22%               22%
Tax Free         1211 Avenue of the Americas             Class A Shares
Income Fund      New York, NY 10036-8701               (record ownership)

                 Jeane B. Mahony                             67,985                   6%              6%                6%
                 38 Hutchinson Blvd.                     Class B Shares
                 Scarsdale, NY 10583-6524         (record & beneficial ownership)

                                   HANOVER


                                                                                                         Percentage of
                                                                                                         Corresponding
                                                                       Amount of       Percentage of    Vista Portfolio
                                                                     Shares Owned        Portfolio           Shares
                                                                     and Type of       Shares Owned on      Owned on
Portfolio                         Name and Address                    Ownership          Record Date       Consummation
----------------------------     --------------------                 -------------    ---------------  -----------------
                                  Chemical Bank                       243,056,526          15.32%             10.02%
                                  Administrative Services             (record ownership)
                                  Attention: Sevan Marinos
                                  AIS Section 31/270
                                  270 Park Avenue
                                  New York, NY 10017-2014

                                  Chemical Bank Global                 82,809,263           5.22%              3.41%
                                  Securities Services EBS              (record ownership)
                                  Attention: Mr. Kurt Nuemeister
                                  4 New York Plaza
                                  4th Floor
                                  New York, NY  10004-2413

                                  Manufacturers Hanover                92,741,719           5.85%              3.82%
                                  Trust Company                        (record ownership)
                                  Attention: Mr. Kurt Nuemeister
                                  4 New York Plaza
                                  4th Floor
                                  New York, NY  10004-2413

Tax Free Money Market             Chemical Bank                       129,051,988          36.96%             15.10%
Fund                              Administrative Services             (record ownership)
                                  Attention: Sevan Marinos
                                  AIS Section 31/270
                                  270 Park Avenue
                                  New York, NY 10017-2014

                                  Obie and Company                     62,889,961          18.01%              7.36%
                                  c/o Texas Commerce Bank              (record ownership)
                                  Attention: STIP UNIT 17 HCB 98
                                  P.O. Box 2558
                                  Houston, TX  77252

New York Tax Free                 Chemical Bank                       130,724,027          41.75%             15.85%
Money Market Fund                 Administrative Services             (record ownership)
                                  Attention: Sevan Marinos
                                  AIS Section 31/270
                                  270 Park Avenue
                                  New York, NY 10017-2014

                                  Leon Levy                            24,813,350           7.92%              3.01%
                                  Odyssey Partners, L.P.              (record &
                                  31 West 52nd Street                  beneficial
                                  New York, NY  10019-6118             ownership)

100% U.S. Treasury                Chemical Bank                       215,239,576          14.88%             14.88%
Securities Money Market           Administrative Services             (record ownership)
Fund                              Attention: Sevan Marinos
                                  AIS Section 31/270
                                  270 Park Avenue
                                  New York, NY 10017-2014


                                                                                                         Percentage of
                                                                                                         Corresponding
                                                                       Amount of       Percentage of    Vista Portfolio
                                                                     Shares Owned        Portfolio          Shares
                                                                     and Type of       Shares Owned on      Owned on
Portfolio                         Name and Address                    Ownership          Record Date      Consummation
----------------------------     --------------------                 -------------    ---------------  -----------------

U.S. Treasury                     Chemical Bank                       127,713,111           7.79%              7.21%
Money Market Fund                 Administrative Services             (record ownership)
                                  Attention: Sevan Marinos
                                  AIS Section 31/270
                                  270 Park Avenue
                                  New York, NY 10017-2014

                                  Chemical Bank                       115,874,211           7.07%              6.53%
                                  Global Securities Services          (record ownership)
                                  Attention: Mr. Kurt Nuemeister
                                  4 New York Plaza
                                  4th Floor
                                  New York, NY  10004-2413

                                  Obie & Co.                          280,610,710          17.11%             15.83%
                                  c/o Texas Commerce Bank             (record ownership)
                                  Attention: STIP UNIT 17 HCB 98
                                  P.O. Box 2558
                                  Houston, TX 77252

Government                        Chemical Bank                       136,765,349          8.75%              3.39%
Money Market Fund                 Administrative Services             (record ownership)
                                  Attention: Sevan Marinos
                                  AIS Section 31/270
                                  270 Park Avenue
                                  New York, NY 10017-2014

                                  Chemical Bank Global                112,028,654          7.16%              2.78%
                                  Securities Services                 (record ownership)
                                  Attention: Mr. Kurt Nuemeister
                                  4 New York Plaza, 4th Floor
                                  New York, NY 10004-2413



                          INFORMATION ABOUT HANOVER


   Information concerning the operations and management of Hanover is incorporated herein by reference from its current prospectus and its current statement of additional information (the "Hanover SAI"), each dated March 30, 1995, copies of which may be obtained without charge by writing or calling Hanover at the address and telephone number shown on the cover page of this Prospectus/Proxy Statement. Reports and other information filed by Hanover can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission, located at 450 Fifth Street, N.W., Washington, D.C., and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.



   Hanover will furnish, without charge, a copy of Hanover's Annual Report for the fiscal year ended November 30, 1995 to a shareholder upon request. Such requests may be made to the Secretary, The Hanover Funds, Inc., 237 Park Avenue, New York, New York 10017 (1-800-821-2371).

                       FINANCIAL STATEMENTS AND EXPERTS



   The financial statements of each Vista Portfolio other than Vista 100% U.S. Treasury Securities Money Market Fund incorporated by reference into this Prospectus/Proxy Statement have been so incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.



   The financial statements of the Hanover 100% U.S. Treasury Securities Money Market Fund, the Hanover U.S. Treasury Money Market Fund, the Hanover Government Money Market Fund, the Hanover Cash Management Fund, the Hanover Tax Free Money Market Fund and the Hanover New York Tax Free Money Market Fund as of November 30, 1995, incorporated by reference into this Prospectus/Proxy Statement, have been incorporated herein in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, given on the authority of said firm as experts in accounting and auditing.



                                LEGAL MATTERS



   Certain legal matters concerning the issuance of shares of the Vista Portfolios will be passed upon by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, New York, New York.

                                                                     APPENDIX

                             RATINGS DESCRIPTION*

   The ratings of Moody's, Standard & Poor's, Fitch and D&P represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

          Description of Moody's two highest municipal bond ratings:

   Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds in the Aa category which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

   Description of Moody's two highest ratings of state and municipal notes:

   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used are as follows:

   MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

   MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         Description of Moody's two highest commercial paper ratings:

   Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligation not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

   Issuer rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries;
(2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

-----------------
*As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Standard & Poor's two highest municipal bond ratings:

   AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

   AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Description of Standard & Poor's ratings of municipal notes and tax-exempt demand bonds:

   A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note.)

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note)

  Note rating symbols are as follows:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

   Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

   The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," Standard & Poor's note rating symbols, combined with the commercial per symbols, are used (for example, "SP-1+/A-1+").

    Description of Standard & Poor's two highest commercial paper ratings:

   A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Fitch's ratings of municipal notes and tax-exempt demand bonds

Municipal Bond Ratings

   The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

   AAA-Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA-Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable developments, short-term debt of these issuers is generally rated F-1.

Short-Term Ratings

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

   F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

   F-2 -- Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

        Description of D&P's two highest short-term rating categories

   D-1+ -- Highest Certainty of Timely Payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

   D-1 -- Very High Certainty of Timely Payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.


   D-1 - -- High Certainty of Timely Payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


   D-2 -- Good Certainty of Timely Payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                                                                     EXHIBIT A

             AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

   AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION, dated as of December 18, 1995 (this "Agreement") between THE HANOVER FUNDS, INC. ("Hanover"), a Maryland corporation comprised of the following separate investment portfolios: The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund (each, a "Hanover Portfolio") and MUTUAL FUND TRUST ("MFT"), a Massachusetts business trust comprised of separate investment portfolios which include Vista Treasury Plus Money Market Fund, Vista U.S. Government Money Market Fund, Vista Global Money Market Fund, Vista Tax Free Money Market Fund and Vista New York Tax Free Money Market Fund and which is expected to include, at the Effective Time of the Reorganization (as defined herein), Vista 100% U.S. Treasury Securities Money Market Fund (each, an "MFT Portfolio").

   In consideration of the mutual promises herein contained, the parties hereto agree as follows:

SECTION 1. SHAREHOLDER APPROVAL

  (a) Hanover Meeting of Shareholders. A meeting of shareholders of each Hanover Portfolio shall be called and held for the purpose of acting upon this Agreement and the transactions contemplated herein. MFT shall furnish to Hanover such data and information relating to MFT as shall be reasonably requested by Hanover for inclusion in the information to be furnished to such shareholders in connection with the meeting for the purpose of acting upon this Agreement and the transactions contemplated herein.

  (b) MFT Meeting of Shareholders. A meeting of the shareholders of MFT shall be called and held for the purpose of all of the shareholders of MFT acting upon the matters referred to in clause (i) of Section 7(f) of this Agreement, the shareholders of each MFT Portfolio acting upon the matters referred to in clauses (ii) and (v) of Section 7(f) of this Agreement, and the shareholders of the MFT Portfolios referred to in clauses (iii) and/or (iv) of Section 7(f) of this Agreement acting upon the matters referred to therein.

SECTION 2. REORGANIZATION

   The transactions described in this section are hereinafter referred to as the "Reorganization." For the avoidance of doubt, MFT's investment portfolios other than the MFT Portfolios (consisting of Vista Prime Money Market Fund, Vista California Tax Free Money Market Fund, Vista Tax Free Income Fund, Vista New York Tax Free Income Fund, Vista California Intermediate Tax Free Income Fund and Vista Federal Money Market Fund) are not parties to the Reorganization.

  (a) Plan of Reorganization and Liquidation.

  (1) Hanover will cause each Hanover Portfolio to convey, transfer and deliver to the MFT Portfolio set forth opposite its name in the table attached hereto as Schedule I (each such MFT Portfolio being the "Corresponding MFT Portfolio" of the Hanover Portfolio set forth opposite its name, and each such Hanover Portfolio being the "Corresponding Hanover Portfolio" of the MFT Portfolio set forth opposite its name) at the closing provided for in Section 2(b) hereof (the "Closing") all of the then existing assets of such Hanover Portfolio. In consideration thereof, MFT agrees at the Closing to cause each MFT Portfolio (i) to assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 2(b) hereof), all of the obligations and liabilities of its Corresponding Hanover Portfolio and (ii) to issue and deliver to the Corresponding Hanover Portfolio full and fractional shares of that series and class of MFT's shares of beneficial interest, representing Vista Shares of such MFT Portfolio ("MFT Portfolio Shares"), equal to that number of full and fractional MFT Portfolio Shares as determined in Section 2(c) hereof. Any shares of capital stock, par value $.001 per share, of the Hanover Portfolios ("Hanover Portfolio Shares") held in the treasury of Hanover on the Effective Time of the Reorganization (as defined in Section 2(b) hereof) shall thereupon be retired.

  (2) At the Effective Time of the Reorganization, each Hanover Portfolio will liquidate and distribute pro rata to its holders of Hanover Portfolio Shares as of the Effective Time of the Reorganization the MFT Portfolio Shares of the Corresponding MFT Portfolio received by such Hanover Portfolio pursuant to this Section 2(a). Such liquidation and distribution will be accompanied by the establishment of an account on the respective share records of each MFT Portfolio in the name of each record holder of Hanover Portfolio Shares of the Corresponding Hanover Portfolio and representing the respective pro rata number of MFT Portfolio Shares due such shareholder. Fractional MFT Portfolio Shares will be car-ried to the third decimal place. Simultaneously with such crediting of MFT Portfolio Shares to the shareholders, the Hanover Portfolio Shares held by such shareholders shall be cancelled.

  (3) As soon as practicable after the Effective Time of the Reorganization, Hanover shall take all the necessary steps under Maryland law and Hanover's Articles of Incorporation, as amended and supplemented, to effect a complete dissolution of Hanover and to deregister Hanover under the Investment Company Act of 1940, as amended (the "Act").


  (b) Closing and Effective Time of the Reorganization. Subject to the satisfaction of the conditions to the Closing specified in this Agreement, the Closing shall occur at 12:00 noon (with respect to the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund and their corresponding Hanover Portfolios) and at 2 p.m. (with respect to each of the other Vista Portfolios and their corresponding Hanover Portfolios), New York City time, on the day which is the later of (i) the final adjournment of the meeting of the holders of Hanover Portfolio Shares at which this Agreement will be considered, (ii) the declaration by the Securities and Exchange Commission (the "Commission") of the effectiveness of the First N-1A Amendment and the Second N-1A Amendment (each as defined in Section 5(b) hereof), (iii) March 22, 1996, and (iv) such later day as the parties may mutually agree (the "Effective Time of the Reorganization").


  (c) Valuation. The number of full and fractional MFG Portfolio Shares to be issued pursuant to Section 2(a) hereof to holders of shares of the Corresponding Hanover Portfolio shall be determined by multiplying the number of shares of the Corresponding Hanover Portfolio that will be exchanged for such MFG Portfolio Shares by the appropriate exchange ratio computed as set forth below, the product of such multiplication to be rounded to the nearest one thousandth of a full share. For each Hanover Portfolio and its Corresponding MFT Portfolio, the exchange ratio shall be the number determined by dividing the net asset value per share of the Hanover Portfolio Shares by the net asset value per share of the MFT Portfolio Shares of the Corresponding MFT Portfolio, in each case such values to be determined on a consistent basis by the valuation procedures that have been adopted by the Board of Trustees of MFT, as of the Effective Time of the Reorganization; provided, that in the case of Vista 100% U.S. Treasury Securities Money Market Fund and The 100% U.S. Treasury Securities Money Market Fund of Hanover, the exchange ratio shall be one. Each such exchange ratio shall be rounded to the nearest ten thousandth.

  All computations of value shall be made in accordance with the regular practice of the MFT Portfolios as of the Effective Time by the agent then responsible for pricing shares of the MFT Portfolios.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF MFT

  MFT represents and warrants to Hanover as follows:

  (a) Organization, Existence, etc. MFT is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted, and each MFT Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. MFT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

  (b) Registration as Investment Company. MFT is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

  (c) Current Offering Documents. The current prospectuses and statements of additional information of MFT, each dated October 28, 1994 and included in MFT's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements herein, in light of the circumstances under which they were made, not misleading.


  (d) Capitalization. MFT has an unlimited number of authorized shares of beneficial interest, currently without par value, of which as of December 15, 1995 there were outstanding the following numbers of shares of the MFT
Portfolios: 141,507,578 shares of Vista Treasury Plus Money Market Fund (consisting of 57,276,018 Premier Shares and 84,231,560 Institutional Shares), 2,223,546,135 shares of Vista U.S. Government Money Market Fund (consisting of 357,781,049 Vista Shares, 1,062,319,669 Premier Shares and 803,445,416
Institutional Shares), 909,499,298 shares of Vista Global Money Market Fund (consisting of

86,381,957 Vista Shares, 499,705,017 Premier Shares and 323,412,323
Institutional Shares), 444,587,213 shares of Vista Tax Free Money Market Fund (consisting of 144,649,563 Vista Shares, 182,827,067 Premier Shares and 117,110,583 Institutional Shares), and 391,964,383 shares of Vista New York Tax Free Money Market Fund (all of the Vista Shares class). There are no outstanding shares of Vista 100% U.S. Treasury Money Market Fund. All of the outstanding shares of MFT have been duly authorized and are validly issued, fully paid and nonassessable. Because MFT is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of each MFT Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.


  (e) Financial Statements. The financial statements of MFT for the fiscal year ended August 31, 1995, which have been audited by Price Waterhouse LLP, (the "MFT Financial Statements"), previously delivered to Hanover, fairly present the financial position of MFT as of the dates thereof and the results of its operations and changes in its net assets for each of the periods indicated, in accordance with GAAP.

  (f) Shares to be Issued Upon Reorganization. The MFT Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the MFT Portfolios' Prospectuses and recognizing that under Massachusetts law, shareholders of an MFT Portfolio could, under certain circumstances, be held personally liable for the obligations of such MFT Portfolio).

  (g) Authority Relative to this Agreement. MFT has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by MFT's Board of Trustees and no other proceedings by MFT other than those contemplated under this Agreement are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. MFT is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Agreement in accordance with its terms.

  (h) Liabilities. There are no liabilities of MFT or the MFT Portfolios, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the MFT Financial Statements and liabilities incurred in the ordinary course of business subsequent to August 31, 1995 or otherwise previously disclosed to Hanover, none of which has been materially adverse to the business, assets or results of operations of MFT.

  (i) No Material Adverse Change. Since August 31, 1995, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of MFT, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

  (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of MFT, threatened which would adversely affect MFT or the MFT Portfolios or MFT's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against MFT and, to the knowledge of MFT, there are no regulatory investigations of MFT pending or threatened, other than routine inspections and audits.

  (k) Contracts. Except for contracts and agreements disclosed to Hanover on
Schedule II hereto under which no default exists, MFT is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the MFT Portfolios. As of the Effective Time of the Reorganization, MFT will have no liability in respect of any of the contracts referred to in Section 5(f) with respect to which MFT is to receive releases.

  (l) Taxes. The federal income tax returns of MFT and each MFT Portfolio, and all other income tax returns required to be filed by MFT and any MFT Portfolio, have been filed for all taxable years to and including August 31, 1994, and all taxes payable pursuant to such returns have been paid. To the knowledge of MFT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by MFT or any MFT Portfolio have been paid so far as due. Each portfolio of MFT, other than Vista 100% U.S. Treasury Securities Money Market Fund, which has not yet commenced operations, is qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), in respect of each taxable year since commencement of its operations.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF HANOVER

  Hanover represents and warrants to MFT as follows:

  (a) Organization, Existence, etc. Hanover is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted, and each Hanover Portfolio is a validly existing series of shares of such corporation representing interests therein under the laws of Maryland. Hanover has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

  (b) Registration as Investment Company. Hanover is registered under the Act as an open-end diversified investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

  (c) Current Offering Documents. The current prospectus and statement of additional information of Hanover, each dated March 30, 1995 and included in Hanover's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

  (d) Capitalization. The authorized capital stock of Hanover consists of 10,000,000,000 shares of Common Stock, each having a par value of $.001 per share. As of December 15, 1995, there were outstanding 1,297,696,923 shares of The 100% U.S. Treasury Securities Money Market Fund, 1,590,651,002 shares of The U.S. Treasury Money Market Fund, 1,564,200,698 shares of The Government Money Market Fund, 1,648,244,437 shares of The Cash Management Fund, 317,954,363 shares of The Tax Free Money Market Fund, and 260,324,578 shares of The New York Tax Free Money Market Fund. All of the outstanding shares of Hanover have been duly authorized and are validly issued, fully paid and nonassessable. Because Hanover is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the time of the Closing, be held by the shareholders of record of the Hanover Portfolios as set forth on the books and records of Hanover's transfer agent (and in the amounts set forth therein) and as set forth in any list of shareholders of record provided to MFT for purposes of the Closing, and no such shareholders of record will have any preemptive rights to purchase any of such shares, and Hanover does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares (other than dividend reinvestment plans of the Hanover Portfolios or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of the Hanover Portfolios (except pursuant to exchange privileges described in the current Prospectus and Statement of Additional Information of Hanover). All of each Hanover Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

  (e) Financial Statements. The financial statements of Hanover for the year ended November 30, 1994, which have been audited by KPMG Peat Marwick LLP, and the unaudited financial statements of Hanover for the six months ended May 31, 1995 (collectively, the "Hanover Financial Statements"), previously delivered to MFT, fairly present the financial position of Hanover as of the date thereof, and the results of its operations and changes in its net assets for the periods indicated, in accordance with GAAP.

  (f) Authority Relative to this Agreement. Hanover has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors, and, except for approval by the shareholders of Hanover, no other proceedings by Hanover are necessary other than those contemplated under this Agreement to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Hanover is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Agreement in accordance with its terms.


  (g) Liabilities. There are no liabilities of Hanover, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Hanover Financial Statements and liabilities incurred in the ordinary course of business subsequent to May 31, 1995 or otherwise previously disclosed to MFT, none of which has been materially adverse to the business, assets or results of Hanover.


  (h) No Material Adverse Change. Since May 31, 1995, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of Hanover, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

  (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of Hanover, threatened which would adversely affect Hanover or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against Hanover and, to the knowledge of Hanover, there are no regulatory investigations of Hanover pending or threatened, other than routine inspections and audits.

  (j) Contracts. Except for contracts and agreements disclosed to MFT on
Schedule II hereto under which no default exists, Hanover is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever. As of the Effective Time of the Reorganization, Hanover will have no liability in respect of any of the contracts referred to in Section 6(e) with respect to which Hanover is to receive releases.

  (k) Taxes. The federal income tax returns of Hanover and each Hanover Portfolio, and all other income tax returns required to be filed by Hanover, have been filed for all taxable years to and including the taxable year ended November 30, 1994, and all taxes payable pursuant to such returns have been paid. To the knowledge of Hanover, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by Hanover or any Hanover Portfolio have been paid so far as due. Each Hanover Portfolio has qualified as a regulated investment company under the Code in respect of each taxable year since commencement of its operations.

SECTION 5. COVENANTS OF MFT

  MFT covenants to Hanover as follows:

  (a) Portfolio Securities. All securities owned by MFT as of the Effective Time of the Reorganization will be owned by MFT free and clear of any liens, claims, charges, options and encumbrances, except as may be indicated in a schedule delivered by MFT to Hanover immediately prior to the Effective Time of the Reorganization or as may be permitted under the Act.

  (b) Formation of New Portfolio; Amendment of Registration Statement on Form N-1A. Prior to the Effective Time of the Reorganization, MFT will cause the formation and registration of Vista 100% U.S. Treasury Securities Money Market Fund, including filing an amendment or amendments to MFT's registration statement on Form N-1A (collectively, the "First N-1A Amendment") with the Commission relating to the registration of Vista 100% U.S. Treasury Securities Money Market Fund. The investment objective and policies of Vista 100% U.S. Treasury Securities Money Market Fund will conform with the descriptions thereof contained in the Prospectus and Statement of Additional Information in the form presented to the Hanover Board of Directors. MFT will not issue any shares of Vista 100% U.S. Treasury Securities Money Market Fund prior to the Effective Time of the Reorganization except as contemplated by this Agreement. Prior to the Effective Time of the Reorganization, MFT will also file an amendment to MFT's registration statement on Form N-1A (the "Second N-1A Amendment") with the Commission to conform the descriptions of the MFT Portfolios in such registration statement with the descriptions of the MFT Portfolios in the Registration Statement (as defined in Section 5(c) hereof), as the Registration Statement may be amended or supplemented prior to the Effective Time of the Reorganization.

  (c) Registration Statement. MFT shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the MFT Portfolio Shares issuable hereunder. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the

"Prospectus") and statement of additional information included therein (the "Statement of Additional Information"), as amended or supplemented by any amendments or supplements filed by MFT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from a Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by Hanover for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in Section 6(b) hereof.

  (d) Cooperation in Effecting Reorganization. MFT agrees to use all reasonable efforts (by taking such actions as may be necessary or advisable) to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals. MFT will cooperate fully with Hanover in preparing and effecting any filings with the Federal Trade Commission required under federal antitrust laws with respect to the proposed Reorganization.

  (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, MFT shall conduct its business in the ordinary course until the consummation of the Reorganization.

  (f) Interim Advisory Arrangements. Each portfolio of MFT shall enter into an interim advisory agreement with The Chase Manhattan Bank, N.A. that will be effective beginning at the time the merger of Chemical Banking Corporation and The Chase Manhattan Corporation is consummated, and each such agreement shall have been approved by the Board of Trustees of MFT. MFT shall have obtained from the Commission exemptive relief from Section 15(a) of the Act enabling it to enter into the interim advisory agreements referred to above without obtaining prior shareholder approval, and shall comply with all representations and conditions contained in the Commission's order issued in connection therewith.

SECTION 6. COVENANTS OF HANOVER

  Hanover covenants to MFT as follows:

  (a) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), each Hanover Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on Hanover's books. At least five (5) business days prior to the Closing, each Hanover Portfolio will provide MFT with a list of its assets and a list of its stated Liabilities. Each Hanover Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Closing but will not, without the prior approval of MFT, acquire any additional securities other than securities which the Corresponding MFT Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that MFT informs Hanover that a Hanover Portfolio holds any investments that its Corresponding MFT Portfolio would not be permitted to hold, the Hanover Portfolio will dispose of such securities prior to the Closing to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, Hanover will prepare and deliver to MFT, immediately prior to the Effective Time of the Reorganization, a Schedule of Investments (the "Schedule") listing all the securities owned by each Hanover Portfolio as of the Effective Time of the Reorganization. All securities to be listed in the Schedule as of the Effective Time of the Reorganization will be owned by Hanover free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule or as permitted by the Act, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

  (b) Registration Statement. In connection with the Registration Statement, Hanover will cooperate with MFT and will furnish to MFT the information relating to Hanover required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectuses and Statements of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to Hanover, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1(a) hereof and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by MFT, insofar as they relate to Hanover, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by Hanover for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 6(b).

  (c) Cooperation in Effecting Reorganization. Hanover agrees to use all reasonable efforts (by taking such actions as may be necessary or advisable) to effectuate the Reorganization, including calling the meeting of shareholders referred to in Section 1(a) of this Agreement, and to obtain any necessary regulatory approvals. Hanover will cooperate fully with MFT in preparing and effecting any filings with the Federal Trade Commission required under federal antitrust laws with respect to the proposed Reorganization. Hanover will assist MFT in obtaining such information as MFT reasonably requests concerning the beneficial ownership of the shares of the Hanover Portfolios.

  (d) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, Hanover shall conduct its business in the ordinary course until the consummation of the Reorganization.

  (e) Contract Terminations. Hanover shall, prior to the consummation of the Reorganization, terminate its agreements with The Portfolio Group, Inc. (with respect to the 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund and The New York Tax Free Money Market Fund), Texas Commerce Bank, National Association (with respect to The Cash Management Fund and The Tax Free Money Market Fund), Chemical Bank, Furman Selz Incorporated, Hanover Funds Distributor, Inc., and each of the financial institutions with whom Hanover has entered into a shareholder servicing agreement (as set forth in Schedule II hereto) for Investment Advisory, Administration, Administration and Fund Accounting, Custody, Distribution, Transfer Agency, Sub-Transfer Agency and Shareholder Servicing services, as the case may be, such terminations to be effective as of the Effective Time of the Reorganization.

SECTION 7. CONDITIONS TO OBLIGATIONS OF HANOVER

   The obligations of Hanover hereunder with respect to the consummation of the Reorganization as it relates to each Hanover Portfolio are subject to the satisfaction of the following conditions:

  (a) Approval by Hanover Shareholders. This Agreement and the transactions contemplated by the Reorganization, including, when necessary, a temporary amendment of the investment restrictions that might otherwise preclude the consummation of the Reorganization, shall have been approved by the requisite vote of the shares of each Hanover Portfolio entitled to vote in the matter.

  (b) Covenants, Warranties and Representations. MFT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), there shall have been no material adverse change (as defined in
Section 3(i)) in the financial condition, results of operations, business, properties or assets of the MFT Portfolios since August 31, 1995, and Hanover shall have received a certificate of the President of MFT satisfactory in form and substance to Hanover so stating. Hanover shall also have received certificates of (i) The Chase Manhattan Bank, N.A., in its capacity as investment adviser to MFT and as MFT's administrator, and (ii) Vista Broker-Dealer Services, Inc., in its capacity as MFT's distributor, in each case to the effect that, as of the Effective Time of the Reorganization, such entity is not aware that any of the representations and warranties of MFT herein is not true in all material respects.

  (c) Regulatory Approval. The Registration Statement, the First N-1A Amendment and the Second N-1A Amendment shall each have been declared effective by the Commission, no stop orders under the Securities Act pertaining thereto shall have been issued and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

  (d) Tax Opinion. Hanover shall have received the opinion of Simpson Thacher & Bartlett dated on or before the date of the Closing, addressed to and in form and substance satisfactory to Hanover, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to each Hanover Portfolio and its Corresponding MFT Portfolio, and to shareholders of each Hanover Portfolio. For purposes of rendering their opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Agreement, the prospectus/proxy statement which will be distributed to the shareholders of the Hanover Portfolios in connection with the Reorganization, and upon such other written representations as the President of each of Hanover and MFT will have verified as of the Effective Time of the Reorganization. The opinion of Simpson Thacher & Bartlett will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to each Hanover Portfolio and its Corresponding MFT Portfolio; (ii) no gain or loss will be recognized by any of the Hanover Portfolios or the Corresponding MFT Portfolios upon the transfer of all the assets and liabilities, if any, of each Hanover Portfolio to its Corresponding MFT Portfolio solely in exchange for MFT Portfolio Shares or upon the distribution of the MFT Portfolio Shares to the holders of Hanover Portfolio Shares solely in exchange for all of their Hanover Portfolio Shares; (iii) no gain or loss will be recognized by shareholders of any of the Hanover Portfolios upon the exchange of such Hanover Portfolio Shares solely for MFT Portfolio Shares; (iv) the holding period and tax basis of the MFT Portfolio Shares received by each holder of Hanover Portfolio Shares pursuant to the Reorganization will be the same as the holding period (provided the Hanover Portfolio Shares were held as a capital asset on the date of the Reorganization) and tax basis of the Hanover Portfolio Shares held by the shareholder immediately prior to the Reorganization; and (v) the holding period and tax basis of the assets of each of the Hanover Portfolios acquired by its Corresponding MFT Portfolio will be the same as the holding period and tax basis of those assets to each of the Hanover Portfolios immediately prior to the Reorganization.

  The payment by Chemical Banking Corporation and/or The Chase Manhattan Corporation of the related Reorganization expenses referred to in Section 10 hereof will not affect the opinions set forth above regarding the tax consequences of the exchanges by Hanover and the shareholders of Hanover; however, Simpson Thacher & Bartlett will express no opinion as to any federal income tax consequences to any of the parties of the payment of such expenses by Chemical Banking Corporation and/or The Chase Manhattan Corporation.

  (e) Opinion of Counsel. Hanover shall have received the opinion of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel for MFT, dated as of the date of the Closing, addressed to and in form and substance satisfactory to Hanover, to the effect that: (i) MFT is a business trust duly organized and existing under the laws of the Commonwealth of Massachusetts, and each MFT Portfolio is a validly existing series of shares of such business trust; (ii) MFT is an open-end investment company of the management type registered under the Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of MFT and this Agreement has been duly executed and delivered by MFT and is a valid and binding obligation of MFT enforceable against MFT in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; (iv) the Registration Statement has been declared effective under the Securities Act and to such counsel's knowledge after reasonable investigation no stop order has been issued or threatened suspending its effectiveness; (v) to such counsel's knowledge, no consent, approval, order or other authorization of any federal or New York state or Massachusetts state court or administrative or regulatory agency is required for MFT to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of MFT; (vi) to such counsel's knowledge, MFT is not in breach or violation of any material contract listed on Schedule II hereto to which it is a party, which breach or violation would (a) affect the ability of MFT to enter into this Agreement or consummate the transactions contemplated hereby, including the Reorganization, or (b) have a material adverse effect on the business or financial condition of MFT; (vii) to such counsel's knowledge, no federal or New York state or Massachusetts state administrative or regulatory proceeding is pending or threatened against MFT which would (i) affect the ability of MFT to enter into this Agreement or consummate the transactions contemplated hereby, including the Reorganization, or (b) have a material adverse effect on the business or financial condition of MFT; and (viii) the MFT Portfolio Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable. In rendering such opinion, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel may rely on the opinion of Massachusetts counsel as to matters relating to Massachusetts law and on certificates of officers and/or trustees of MFT as to factual matters.

  (f) Board of Trustees Approvals. The Board of Trustees of MFT shall have taken the following action with respect to MFT or the MFT Portfolios, as the case may be, at a meeting duly called for such purposes:

     (i) approval of the selection of Price Waterhouse LLP as MFT's independent auditors for the fiscal year ending August 31, 1996, on terms acceptable to the Hanover Board of Directors;

    (ii) approval of an investment advisory agreement with The Chase Manhattan Bank, N.A. with respect to each MFT Portfolio, in each case in the form presented to the Hanover Board of Directors;

   (iii) approval of sub-investment advisory agreements between The Chase Manhattan Bank, N.A. and Texas Commerce Bank, National Association with respect to the Vista Global Money Market Fund (to be renamed the Vista Cash Management Fund in connection with the Reorganization) and the Vista Tax Free Money Market Fund, and between The Chase Manhattan Bank, N.A. and Chase Asset Management, Inc., with respect to each other MFT Portfolio, in each case in the form presented to the Hanover Board of Directors;

    (iv) approval of the application of MFT's distribution plan pursuant to Rule 12b-1 under the Act to Vista Shares of the Vista 100% U.S. Treasury Securities Money Market Fund, to conform with the Prospectus and Statement of Additional Information in the form presented to the Hanover Board of Directors, as the Prospectus and Statement of Additional Information may be amended or supplemented at the time of the shareholders' meeting referred to in Section 1(a) hereof;

    (v) approval of the modification of certain fundamental investment limitations of the MFT Portfolios and certain other investment policies to conform with the descriptions thereof contained in the Prospectus and Statement of Additional Information in the form presented to the Hanover Board of Directors or as may be amended or supplemented at the time of the shareholders' meeting referred to in Section 1(a) hereof; and

    (vi) creation of Vista Shares in the Vista Treasury Plus Money Market Fund and authorization of the issuance by MFT, immediately prior to the Effective Time of the Reorganization, of one Vista Share of Vista 100% U.S. Treasury Securities Money Market Fund of MFT to Vista Broker Dealer Services ("VBDS") in consideration for payment equal to the net asset value per share of The 100% U.S. Treasury Securities Money Market Fund of Hanover, and one Vista Share of Vista Treasury Plus Money Market Fund of MFT to VBDS in consideration for payment equal to the net asset value per share of The U.S. Treasury Money Market Fund of Hanover for the purpose of enabling VBDS to vote on the matters referred to in paragraph (g) and (h), respectively, of
Section 8.

  (g) Trustees and Officers Insurance. Chemical Banking Corporation and/or The Chase Manhattan Corporation shall have purchased trustees and officers liability insurance coverage referred to in Section 10(b) of this Agreement.

  (h) Contract Terminations. Hanover shall have terminated the agreements referred to in Section 6(e) of this Agreement as provided therein.

  (i) Bank Holding Company Merger. The merger of The Chase Manhattan Corporation with and into Chemical Banking Corporation shall have been consummated.

SECTION 8. CONDITIONS TO OBLIGATIONS OF MFT

  The obligations of MFT hereunder with respect to the consummation of the Reorganization as it relates to each MFT Portfolio are subject to the satisfaction of the following conditions:

  (a) Approval by Shareholders. This Agreement and the transactions contemplated by the Reorganization, including, when necessary, a temporary amendment of the investment restrictions that might otherwise preclude the consummation of the Reorganization, shall have been approved by the requisite vote of the shares of each Hanover Portfolio entitled to vote on the matter.

  (b) Covenants, Warranties and Representations. Hanover shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), there shall have been no material adverse change (as defined in
Section 4(h)) in the financial condition, results of operations, business, properties or assets of the Hanover Portfolios since November, 1995, and MFT shall have received a certificate of the President of Hanover satisfactory in form and substance to MFT so stating. MFT shall also have received certificates of (i) The Portfolio Group, Inc., in its capacity as investment adviser to The U.S. Treasury Money Market Fund, The Government Money Market Fund, The 100% U.S. Treasury Secu-rities Money Market Fund and The New York Tax Free Money Market Fund of Hanover, (ii) Texas Commerce Bank, National Association, in its capacity as investment adviser to The Cash Management Fund and The Tax Free Money Market Fund of Hanover, (iii) Furman Selz Incorporated, in its capacity as Hanover's administrator and (iv) Hanover Funds Distributor, Inc., in its capacity as Hanover's distributor, in each case to the effect that, as of the Effective Time of the Reorganization, such entity is not aware that any of the representations and warranties of Hanover herein is not true in all material respects.

  (c) Portfolio Securities. All securities to be acquired by each MFT Portfolio in the Reorganization shall have been approved for acquisition by the investment adviser of such MFT Portfolio as consistent with the investment policies of such MFT Portfolio and all such securities on the books of the Corresponding Portfolio that are not readily marketable shall be valued on the basis of an evaluation by an independent appraiser acceptable to both Hanover and MFT at the expense of Chemical Banking Corporation and/or The Chase Manhattan Corporation, taking into account the information contained in the Schedule.

  (d) Regulatory Approval. The Registration Statement, the First N-1A Amendment and the Second N-1A Amendment shall each have been declared effective by the Commission, no stop orders under the Securities Act pertaining thereto shall have been issued and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

  (e) Tax Opinion. MFT shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the date of the Closing, addressed to and in form and substance satisfactory to MFT, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to each Hanover Portfolio and its Corresponding MFT Portfolio, and to shareholders of each Hanover Portfolio. For purposes of rendering their opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification as to factual matters, upon the statements made in this Agreement, the prospectus/proxy statement which will be distributed to the shareholders of the Hanover Portfolios in connection with the Reorganization, and upon such other written representations as the President of each of Hanover and MFT will have verified as of the Effective Time of the Reorganization. The opinion of Simpson Thacher & Bartlett will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to each Hanover Portfolio and its Corresponding MFT Portfolio; (ii) no gain or loss will be recognized by any of the Hanover Portfolios or the Corresponding MFT Portfolios upon the transfer of all the assets and liabilities, if any, of each Hanover Portfolio to its Corresponding MFT Portfolio solely in exchange for MFT Portfolio Shares or upon the distribution of the MFT Portfolios Shares to the holders of Hanover Portfolio Shares solely in exchange for all of their Hanover Portfolios Shares; (iii) no gain or loss will be recognized by shareholders of any of the Hanover Portfolios upon the exchange of such Hanover Portfolio Shares solely for MFT Portfolio Shares; (iv) the holding period and tax basis of the MFT Portfolio Shares received by each holder of Hanover Portfolio Shares pursuant to the Reorganization will be the same as the holding period (provided the Hanover Portfolio Shares were held as a capital asset on the date of the Reorganization) and tax basis of the Hanover Portfolio Shares held by the shareholder immediately prior to the Reorganization; and (v) the holding period and tax basis of the assets of each of the Hanover Portfolios acquired by its Corresponding MFT Portfolio will be the same as the holding period and tax basis of those assets to each of the Hanover Portfolios immediately prior to the Reorganization.

  The payment by Chemical Banking Corporation and/or The Chase Manhattan Corporation of the related Reorganization expenses referred to in Section 10 hereof will not affect the opinions set forth above regarding the tax consequences of the exchanges by Hanover and the shareholders of Hanover; however, Simpson Thacher & Bartlett will express no opinion as to any federal income tax consequences to any of the parties of the payment of such expenses by Chemical Banking Corporation and/or The Chase Manhattan Corporation.

  (f) Opinion of Counsel. MFT shall have received the opinion of Simpson Thacher & Bartlett, as counsel for Hanover, dated as of the date of the Closing, addressed to and in form and substance satisfactory to MFT, to the effect that (i) Hanover is a corporation duly organized and validly existing under the laws of the State of Maryland and each Hanover Portfolio is a validly existing series of shares of such corporation; (ii) Hanover is an open-end investment company of the management type registered under the Act;
(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of Hanover and this Agreement has been duly executed and delivered by Hanover and is a valid and binding obligation of Hanover enforceable against Hanover in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;
(iv) to such counsel's knowledge, no consent, approval, order or other authorization of any federal or New York state or Maryland state court or administrative or regulatory agency is required for Hanover to enter into this Agreement or carry out its terms that has not already been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of Hanover; (v) to such counsel's knowledge, Hanover is not in breach or violation of any material contract listed on Schedule II hereto to which it is a party, which breach or violation would (a) affect the ability of Hanover to enter into this Agreement or consummate the transactions contemplated hereby, including the Reorganization, or (b) have a material adverse effect on the business or financial condition of Hanover; and (vi) to such counsel's knowledge, no federal or New York state or Maryland state administrative or regulatory proceeding is pending or threatened against Hanover which would
(a) affect the ability of Hanover to enter into this Agreement or consummate the transactions contemplated hereby, including the Reorganization, or (b) have a material adverse effect on the business or financial condition of Hanover. In rendering such opinion, Simpson Thacher & Bartlett may rely on the opinion of Maryland counsel as to matters relating to Maryland law, and on certificates of officers and/or trustees of Hanover as to factual matters.

  (g) Vote by the Sole Shareholder of Vista 100% U.S. Treasury Securities Money Market Fund. VBDS shall have voted, immediately after it becomes sole shareholder of Vista Shares of Vista 100% U.S. Treasury Securities Money Market Fund of MFT and prior to the receipt by Hanover of any of Vista 100% U.S. Treasury Securities Money Market Fund shares, to:

    (i) approve the investment advisory agreement between MFT and The Chase Manhattan Bank, N.A., and the sub-investment advisory agreement between The Chase Manhattan Bank and Chase Asset Management, Inc. with respect to Vista 100% U.S. Treasury Securities Money Market Fund as contemplated by Section 7(f) hereof;

    (ii) approve MFT's distribution plan pursuant to Rule 12b-1 under the Act for Vista Shares of Vista 100% U.S. Treasury Securities Money Market Fund as contemplated by Section 7(f) hereof;

    (iii) approve all persons who are to be Trustees of MFT effective upon consummation of the Reorganization as Trustees of MFT; and

    (iv) approve the selection of Price Waterhouse LLP as MFT's independent auditors for the fiscal year ending August 31, 1996.

  (h) Vote by the Sole Shareholder of Vista Shares of Vista Treasury Plus Money Market Fund. VBDS shall have voted, immediately after it becomes sole shareholder of Vista Shares of Vista Treasury Plus Money Market Fund of MFT and prior to the receipt by Hanover of any of Vista Treasury Plus Money Market Fund shares, to approve MFT's distribution plan pursuant to Rule 12b-1 under the Act for Vista Shares of Vista Treasury Plus Money Market Fund as contemplated by Section 7(g) hereof.

  (i) Contract Terminations. Hanover shall have terminated the agreements referred to in Section 6(e) of this Agreement as provided therein.

  (j) Bank Holding Company Merger. The merger of The Chase Manhattan Corporation with and into Chemical Banking Corporation shall have been consummated.

SECTION 9. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES
           AND REPRESENTATIONS

  (a) Amendments. The parties hereto may, by agreement in writing authorized by their respective Board of Trustees or Board of Directors, amend this Agreement at any time before or after approval hereof by the shareholders of Hanover or MFT or both, but after such approval, no amendment shall be made which substantially changes the terms hereof.

  (b) Waivers. At any time prior to the Effective Time of the Reorganization, either of the parties hereto may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that neither party may waive the conditions set forth in Sections 7(c) or 8(d) hereof.

  (c) Termination by Hanover. Hanover may terminate this Agreement at any time prior to the Effective Time of the Reorganization by notice to MFT and Chemical Banking Corporation if (i) a material condition to its performance hereunder or a material covenant of MFT contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Agreement shall be made by MFT.

  (d) Termination by MFT. MFT may terminate this Agreement at any time prior to the Effective Time of the Reorganization by notice to Hanover and Chemical Banking Corporation if (i) a material condition to its performance hereunder or a material covenant of Hanover contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Agreement shall be made by Hanover.

  (e) Termination by either Hanover or MFT. This Agreement may be terminated by Hanover or MFT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Agreement by the shareholders of Hanover, without liability on the part of either party hereto, its respective Directors, Trustees, officers or shareholders, or Chemical Banking Corporation, on notice to the other parties in the event that such party's Board of Directors or Board of Trustees, as the case may be, determines that proceeding with this Agreement is not in the best interest of that party's shareholders. Unless the parties hereto shall otherwise agree in writing, this Agreement shall terminate without liability as of the close of business on July 31, 1996 if the Effective Time of the Reorganization is not on or prior to such date.

  (f) Survival. No representations, warranties or covenants in or pursuant to this Agreement (including certificates of officers), except for the provisions of Section 10 of this Agreement, shall survive the Reorganization.

SECTION 10. EXPENSES; INSURANCE

  (a) Except as otherwise specified in this Section 10, the expenses of the Reorganization will be borne by Chemical Banking Corporation and/or The Chase Manhattan Corporation. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the Securities Act covering the MFT Portfolio Shares to be issued pursuant to the provisions of this Agreement (other than registration fees payable to the Commission in respect of the registration of such shares, which shall be payable by the respective MFT Portfolios in which such shares represent interests); (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Corresponding MFT Portfolio Shares to be issued in connection herewith in each state in which shareholders of the corresponding Hanover Portfolios are resident as of the date of the mailing of the Prospectus to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

  (b) Chemical Banking Corporation and/or The Chase Manhattan Corporation agrees to purchase, prior to the Effective Time of the Reorganization, trustee and officers liability insurance coverage for the benefit of the Board of Directors of Hanover for a period of one year following the Closing, the coverage and policy limits to be no less favorable than those of the Hanover insurance coverage currently in existence.

SECTION 11. NOTICES

  Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

  (a) if to Hanover, to it at:

      237 Park Avenue
      New York, New York 10017
      Attention: Joan V. Fiore, Esq.
      Facsimile: (212) 808-3980
      with a copy to:

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017
      Attention: Gary S. Schpero, Esq.
      Facsimile: (212) 455-2502

  (b) if to MFT, to it at:


      125 West 55th Street
      New York, New York 10019
      Attention: Ann Bergin
      Facsimile: (212) 581-6091
      with a copy to:


      Kramer, Levin, Naftalis, Nessen, Kamin & Frankel
      919 Third Avenue
      New York, New York 10022
      Attention: Carl Frischling, Esq.
      Facsimile: (212) 715-8000

  (c) if to Chemical Banking Corporation, to it at:

      270 Park Avenue
      48th Floor
      New York, New York 10017
      Attention: Gary N. Gordon
      Facsimile: (212) 270-4173

      with a copy to:

      c/o Chemical Bank
      270 Park Avenue
      New York, New York 10017
      Attention: Molly Sheehan, Esq.
      Facsimile: (212) 270-1224

  (d) if to The Chase Manhattan Corporation, to it at:

      c/o Vista Capital Management
      101 Park Avenue
      New York, New York 10178
      Attention: Leonard M. Spalding, Jr.
      Facsimile: (212) 907-6123

      with a copy to:

      c/o The Chase Manhattan Bank, N.A.
      One Chase Manhattan Plaza
      New York, New York 10081
      Attention: Deborah B. Oliver, Esq.
      Facsimile: (212) 552-4786

SECTION 12. GENERAL

  This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by Hanover and MFT and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agree-ment, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

  Copies of the Declaration of Trust, as amended, establishing MFT are on file with the Secretary of the Commonwealth of Massachusetts and with the City Clerk for the City of Boston, and notice is hereby given that this Agreement and Plan of Reorganization and Liquidation is executed on behalf of MFT by officers of MFT as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers, shareholders, employees or agents of MFT individually but are binding only upon the assets and property of MFT.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                         MUTUAL    FUND  TRUST

                                         By: /s/ FERGUS REID, III

                                         THE HANOVER FUNDS, INC.

                                         By: /s/ JOSEPH L. MCELROY

  Accepted and agreed to as to Sections 8(c) and 10:

CHEMICAL BANKING CORPORATION

By: /s/ WILLIAM B. HARRISON, JR.

THE CHASE MANHATTAN CORPORATION

By: /s/ LEONARD M. SPALDING, JR.

                                                                    SCHEDULE I
                                                                   to Agreement

             CORRESPONDING PORTFOLIOS OF THE HANOVER FUNDS, INC.
                            AND MUTUAL FUND TRUST


Hanover Portfolios                                     Corresponding MFT Portfolios
The 100% U.S. Treasury Securities Money Market         Vista 100% U.S. Treasury Securities Money Market
  Fund                                                   Fund

The U.S. Treasury Money Market Fund                    Vista Treasury Plus Money Market Fund

The Government Money Market Fund                       Vista U.S. Government Money Market Fund

The Cash Management Fund                               Vista Global Money Market Fund

The Tax Free Money Market Fund                         Vista Tax Free Money Market Fund

The New York Tax Free Money Market Fund                Vista New York Tax Free Money Market Fund

                                                                    SCHEDULE II
                                                                   to Agreement

      MATERIAL CONTRACTS OF MUTUAL FUND TRUST AND THE HANOVER FUNDS, INC.

  I. Mutual Fund Trust

     1. Investment Advisory Agreements between MFT and The Chase Manhattan Bank, N.A., with respect to each of the following portfolios:

        a. Vista Treasury Plus Money Market Fund, dated April 18, 1994;

        b. Vista U.S. Government Money Market Fund, dated August 23, 1994;

        c. Vista Global Money Market Fund, dated August 23, 1994;

        d. Vista Tax Free Money Market Fund, dated August 23, 1994;

        e. Vista New York Tax Free Money Market Fund, dated August 23, 1994;

     2. Distribution and Sub-Administration Agreement, dated as of August 24, 1995, between MFT and Vista Broker-Dealer Services, Inc.

     3. Custodian Agreement, dated as of April 15, 1994, between MFT and The Chase Manhattan Bank, N.A.

     4. Transfer Agency Agreement, dated as of February 2, 1995, between MFT and DST Systems, Inc.

     5. Administration Agreement between MFT and The Chase Manhattan Bank, N.A. with respect to each of the following Portfolios:

        a. Vista Treasury Plus Money Market Fund, dated April 18, 1994;

        b. Vista U.S. Government Money Market Fund, Vista Global Money Market Fund, Vista Tax Free Money Market Fund, Vista New York Tax Free Money Market Fund, dated August 23, 1994.

     6. Shareholder Servicing Agreement, dated April 15, 1994, between MFT and The Chase Manhattan Bank, N.A.

 II. The Hanover Funds, Inc.

     1. Investment Advisory Agreements, each dated September 1, 1995, between Hanover and Texas Commerce Bank, National Association with respect to The Cash Management Fund and The Tax Free Money Market Fund

     2. Investment Advisory Agreements, each dated September 30, 1992, between Hanover and The Portfolio Group, Inc. with respect to The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund and The New York Tax Free Money Market Fund.

     3. Distribution Agreement, dated September 30, 1992, between Hanover and Hanover Funds Distributor, Inc.

     4. Custodian Agreement, dated August 1, 1992, between Hanover and Chemical Bank.

     5. Administration Agreement, dated June 26, 1992, between Hanover and Furman Selz Incorporated.

     6. Accounting Services Agreement, dated February 10, 1995, between Hanover and Furman Selz Incorporated.

     7. Administration Agreement, dated August 1, 1992 and amended February 10, 1995, between Hanover and Chemical Bank.

     8. Transfer Agency Agreement, dated June 26, 1992, between Hanover and Chemical Bank.

     9. Sub-Transfer Agency Agreement dated June 26, 1992, among Hanover, Chemical Bank and Furman Selz Incorporated.

    10. Shareholder Servicing Agreement, dated June 26, 1992, between Hanover and Chemical Bank.

    11. Shareholder Servicing Agreement, dated June 26, 1992, between Hanover and Texas Commerce Bank, National Association.

    12. Shareholder Servicing Agreement, dated June 26, 1992, between Hanover and Furman Selz Incorporated.

    13. Shareholder Servicing Agreement, dated June 26, 1992, between Hanover and Chemical Bank New Jersey, N.A.

    14. Shareholder Servicing Agreement, dated August 1, 1992, between Hanover and Chemical Investment Services Corp.

    15. Shareholder Servicing Agreement, dated June 26, 1992, between Hanover and Chemical Investor Services.

    16. Shareholder Servicing Agreement, dated June 26, 1992, between Hanover and Chemical Bank Florida.

    17. Shareholder Servicing Agreement, dated June 26, 1992, between Hanover and Chemical Trust Company of California.

    18. Shareholder Servicing Agreement, dated November 16, 1995, between Hanover and Chemical Mellon Shareholder Services, LLC.

    19. Services Agreement dated June 27, 1994, among Hanover, Chemical Bank and Hanover Funds Distributor, Inc.

    20. Shareholder Servicing Agreement, dated June 26, 1992, between Hanover and Princeton Bank and Trust Company.

    21. Shareholder Servicing Agreement, dated May 10, 1995, between Hanover and Chemical FSB.

    22. Shareholder Servicing Agreement, dated June 26, 1992, between Hanover and Chemical Securities, Inc.

    23. Shareholder Servicing Agreement, dated June 26, 1992, between Hanover and Chemical Bank Delaware.

    24. Shareholder Servicing Agreement, dated June 26, 1992, between Hanover and Texas Commerce Brokerage Company.

    25. Shareholder Servicing Agreement, dated June 26, 1992, between Hanover and Smith Barney Shearson.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

   Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.


 DESCRIPTION OF OMITTED                  LOCATION OF GRAPHIC OR IMAGE
    GRAPHIC OR IMAGE                                IN TEXT
------------------------    -------------------------------------------------------
  Gray shading in table        Page 10 of prospectus, at third and fourth
                               columns of table

                                                                        PART B

                     STATEMENT OF ADDITIONAL INFORMATION

                              Mutual Fund Trust

  This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated , 1996 may be obtained by writing or calling Mutual Fund Trust at 12 W. 55th Street, New York, New York 10022 (1-800-34-VISTA). Further information about Mutual Fund Trust is contained in and incorporated by reference into its Statement of Additional Information relating to the Vista Treasury Plus Money Market Fund, the Vista U.S. Government Money Market Fund, the Vista Cash Management Fund (currently known as the Vista Global Money Market Fund), the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund dated December 31, 1995 (the "Vista SAI") and its Statement of Additional Information relating to the Vista 100% U.S. Treasury Securities Money Market Fund dated the date hereof, each of which is incorporated herein by reference. Also incorporated herein by reference are the audited financial statements of Mutual Fund Trust relating to the Vista Treasury Plus Money Market Fund, the Vista U.S. Government Money Market Fund, the Vista Cash Management Fund (currently known as the Vista Global Money Market Fund), the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund included in the Annual Report to Shareholders of Mutual Fund Trust for the fiscal year ended August 31, 1995, and the audited financial statements of The Hanover Funds, Inc. relating to the Hanover 100% U.S. Treasury Securities Money Market Fund included in the Annual Report to Shareholders of The Hanover Funds, Inc. for the fiscal year ended November 30, 1995.

        , 1996

  Upon consummation of the Reorganization, the investment restrictions and policies set forth in the Vista SAI under the caption "Investment Restrictions" will be replaced with the following section with respect to each of the Vista Treasury Plus Money Market Fund, the Vista U.S. Government Money Market Fund, the Vista Cash Management Fund (currently known as the Vista Global Money Market Fund), the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund assuming, with respect to fundamental restrictions, that shareholder approvals of the changes thereby effected are obtained with respect to such Vista Portfolio:



  As a matter of fundamental policy, each such Vista Portfolio will not be permitted to:

  (1) borrow money, except that each Vista Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 331/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more that 5% of a Vista Portfolio's total assets must be repaid before the Vista Portfolio may make additional investments;

   (2) make loans, except that each Vista Portfolio may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;



   (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Vista Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to a Vista Portfolio's permissible futures and option transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction; (ii) the Vista Portfolios may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks; and (iii) the Vista New York Tax Free Money Market Fund and the Vista Tax Free Money Market Fund may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including participation certificates;

  (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Vista Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

  (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Vista Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Vista Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

  (6) issue any senior security (as defined in the 1940 Act), except that
(a) a Vista Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Vista Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Vista Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Vista Portfolio permissible options and future transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

  (7) underwrite securities issued by other persons except insofar as a Vista Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.



  For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3), industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."



In addition, each such Vista Portfolio will be subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

  (1) Each Vista Portfolio may not, with respect to 75% (50% with respect to the Vista Tax Free Money Market Fund, and the Vista New York Tax Free Money Market Fund) of its assets, hold more than 10% of the outstanding voting securities of an issuer.

  (2) Each Vista Portfolio may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Vista Portfolio.

  (3) Each Vista Portfolio may not purchase or sell interests in oil, gas or mineral leases.

  (4) Each Vista Portfolio may not invest more than 10% of its net assets in illiquid securities.

  (5) Each Vista Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Vista Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

  (6) Each Vista Portfolio may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

  Notwithstanding any other investment policy or restriction, a Vista Portfolio may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Vista Portfolio.

  If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage or ratings resulting from any cause other than actions by a Vista Portfolio will not be considered a violation. If the value of a Vista Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

  It is Vista's position that proprietary strips, such as CATS and TIGRS, are United States Government securities. However, Vista has been advised that the staff of the Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the Investment Company Act of 1940, as amended.

  For purposes of the Vista Portfolios' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

                              MUTUAL FUND TRUST

                        PRO-FORMA FINANCIAL STATEMENTS

                   VISTA U.S. TREASURY MONEY MARKET FUND
                           PORTFOLIO OF INVESTMENTS
                               August 31, 1995
                                 (Unaudited)

                                    Vista                           Hanover                          Pro-Forma
                                Treasury Plus       Vista        U.S. Treasury       Hanover          Combined        Pro-Forma
                                  Principal     Treasury Plus      Principal      U.S. Treasury      Principal        Combined
Issuer                             Amount           Value            Amount           Value            Amount           Value
 ---------------------------   -------------     -------------    -------------    -------------    -------------   -------------
U.S. Government Obligations--
U.S. Treasury Note,
  6.125, 07/31/96                $2,000,000       $2,010,571          $--               --          $  2,000,000    $  2,010,571
 7.875%, 07/15/96                    --               --           36,500,000       37,095,000        36,500,000      37,095,000
 6.250%, 08/31/96                    --               --           25,000,000       25,067,716        25,000,000      25,067,716
                                                 -----------                       -----------                       -----------

Total U.S. Government
  Obligations                                      2,010,571                        62,162,716                        64,173,287
                                                 -----------                       -----------                       -----------

U.S. Treasury Bills
 09/07/95                            --               --          150,000,000      149,873,333       150,000,000     149,873,333
 09/21/95                            --               --           15,000,000       14,955,000        15,000,000      14,955,000
 09/28/95                            --               --          299,450,000      298,258,528       299,450,000     298,258,528
 10/19/95                            --               --           50,000,000       49,639,333        50,000,000      49,639,333
 10/26/95                            --               --          100,000,000       99,188,750       100,000,000      99,188,750
 11/02/95                            --               --          115,000,000      113,954,698       115,000,000     113,954,698
 12/21/95                            --               --          100,000,000       98,347,333       100,000,000      98,347,333
 07/25/96                            --               --           12,500,000       11,892,403        12,500,000      11,892,403
                                                 -----------                       -----------                       -----------

Total U.S. Treasury Bills                             --                           836,109,378                       836,109,378
                                                 -----------                       -----------                       -----------

Total U.S. Treasury
  Obligations                                      2,010,571                       898,272,094                       900,282,665
                                                 -----------                       -----------                       -----------

Repurchase Agreements--
Scotia McLeod, 5.70%, due
  9/1/95, (Dated 8/31/95;
  Proceeds $5,000,792,
  Secured by $5,010,000 U.S.
  Treasury Note 6.125%, due
  7/31/96; Market Value
  $5,057,820)                     5,000,000        5,000,000           --               --             5,000,000       5,000,000
Hong Kong-Shanghai Banking
  Corp., 5.70%, due 9/1/95,
  (Dated 8/31/95; Proceeds
  $4,302,681, Secured by
  $4,080,000 U.S. Treasury
  Note 7.75%, due 11/30/99;
  Market Value $4,413,433)        4,302,000        4,302,000           --               --             4,302,000       4,302,000
Goldman Sachs & Co., 5.70%,
  due 9/1/95, (Dated
  8/31/95; Proceeds
  $8,301,314, Secured by
  $8,515,000 U.S. Treasury
  Note, 5.625%, due 8/31/97;
  Market Value $8,480,393)        8,300,000        8,300,000           --               --             8,300,000       8,300,000
Merrill Lynch, 5.75%, due
  9/1/95, (Dated 8/31/95;
  Proceeds $8,301,326,
  Secured by $7,690,000 U.S.
  Treasury Note, 9.00%, due
  5/15/98; Market Value
  $8,474,150)                     8,300,000        8,300,000           --               --             8,300,000       8,300,000
Morgan Stanley & Co. Inc.
  5.77%, due 9/1/95, (Dated
  8/31/95; Proceeds
  $125,020,035, Secured by
  $127,280,000 U.S. Treasury
  Notes, 5.125%, due
  3/31/98)                           --               --          125,000,000      125,000,000       125,000,000     125,000,000

                      See notes to financial statements.

                    VISTA U.S. TREASURY MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                    Vista                           Hanover                          Pro-Forma
                                Treasury Plus       Vista        U.S. Treasury       Hanover          Combined        Pro-Forma
                                  Principal     Treasury Plus      Principal      U.S. Treasury      Principal        Combined
Issuer                             Amount           Value            Amount           Value            Amount           Value
 ---------------------------   -------------     -------------    -------------    -------------    -------------   -------------
Deutsche Bank Government
  Securities Inc. 5.80%, due
  9/1/95, (Dated 8/31/95;
  Proceeds $100,016,111,
  Secured by $95,455,000
  U.S. Treasury Notes,
  6.375%, due 07/15/99)              $--             $--          $100,000,000   $  100,000,000     $100,000,000   $  100,000,000

Donaldson Lufkin & Jenrette
  Securities Corp. 5.80%,
  due 9/1/95, (Dated
  8/31/95; Proceeds
  $80,012,889, Secured by
  $81,726,000 U.S. Treasury
  Notes, 5.50%-5.875%, due
  07/31/97-08/15/98)                  --              --            80,000,000       80,000,000       80,000,000       80,000,000

Morgan (J.P.) Securities
  Inc. 5.80%, due 9/1/95,
  (Dated 8/31/95; Proceeds
  $125,020,139, Secured by
  $121,526,000 U.S. Treasury
  Notes, 6.75%-6.875%, due
  03/31/00-04/30/00)                  --              --           125,000,000      125,000,000      125,000,000      125,000,000

Nomura Securities Int'l.
  Inc. 5.80%, due 9/1/95,
  (Dated 8/31/95; Proceeds
  $125,020,139, Secured by
  $125,165,000 U.S. Treasury
  Notes, 6.00%-6.375%,
  due 07/15/99-10/15/99)              --              --           125,000,000      125,000,000      125,000,000      125,000,000

Sanwa BGK Securities, Inc.
  5.80%, due 9/1/95, (Dated
  8/31/95; Proceeds
  $75,012,083, Secured by
  $73,489,000 U.S. Treasury
  Notes, 6.625%-6.875%, due
  03/31/97)                           --              --            75,000,000       75,000,000       75,000,000       75,000,000

Aubrey G. Lanston, 5.85%,
  due 9/1/95, (Dated
  8/31/95; Proceeds
  $8,301,349, Secured by
  $8,301,000 U.S. Treasury
  Note, 5.875%, due 3/31/99;
  Market Value $8,475,171)        8,300,000        8,300,000           --              --              8,300,000        8,300,000

Goldman Sachs & Co. 5.85%,
  due 9/1/95, (Dated
  8/31/95; Proceeds
  $80,013,000, Secured by
  $80,205,000 U.S. Treasury
  Notes, 6.375%, due
  01/15/99)                           --              --            80,000,000       80,000,000       80,000,000       80,000,000
                                                  -----------                       -----------                       -----------

Total Repurchase Agreements                       34,202,000                        710,000,000                       744,202,000
                                                  -----------                       -----------                       -----------

Total Investments                                $36,212,571                     $1,608,272,094                    $1,644,484,665
                                                  ===========                       ===========                       ===========


                      See notes to financial statements.

                    VISTA U.S. TREASURY MONEY MARKET FUND
                PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                                   8/31/95
                                 (Unaudited)

                                                                  Vista            Hanover
                                                              Treasury Plus      US Treasury        Pro-Forma        Pro-Forma
                                                                   MMF               MMF           Adjustments        Combined
                                                               -------------   ---------------    --------------   -------------
ASSETS:
 Investment securities, at value                               $36,212,571      $1,608,272,094      $       0      $1,644,484,665
 Cash                                                                    4           7,324,903         15,782 (6)       7,340,689
 Receivables
  Interest                                                          16,114           1,274,856              0           1,290,970
  Expense reimbursement from Distributor                            57,744                   0              0              57,744
 Prepaid insurance                                                       0              28,830              0              28,830
 Unamortized organizational expenses                                     0              15,782        (15,782)(6)               0
                                                                 -----------      -------------     ------------     -----------
    Total assets                                                36,286,433       1,616,916,465              0       1,653,202,898
                                                                 -----------      -------------     ------------     -----------
LIABILITIES:
 Dividends payable                                                  14,291           6,986,401              0           7,000,692
 Other liabilities                                                   1,206               6,872              0               8,078
 Accrued liabilities:
  Administration fee                                                     0              75,728              0              75,728
  Advisory fee                                                           0             172,662              0             172,662
  Custodian fees                                                    12,498             103,623              0             116,121
  Professional                                                           0              30,277              0              30,277
  Shareholder servicing fees                                             0             501,823              0             501,823
  Fund accounting                                                        0              12,522              0              12,522
  Sub-administration fee                                                 0              43,165              0              43,165
  Other                                                             50,959              62,140              0             113,099
                                                                 -----------      -------------     ------------     -----------
    Total liabilities                                               78,954           7,995,213              0           8,074,167
                                                                 -----------      -------------     ------------     -----------
NET ASSETS:
 Paid in capital                                                36,207,479       1,608,955,594              0       1,645,163,073
 Accumulated undistributed net realized gain (loss) on
   investment transactions                                               0             (34,342)             0             (34,342)
                                                                 -----------      -------------     ------------     -----------
   Net assets                                                  $36,207,479      $1,608,921,252      $       0      $1,645,128,731
                                                                 ===========      =============     ============     ===========
 Net assets by class
  Vista                                                        $         0      $1,608,921,252      $       0      $1,608,921,252
                                                                 -----------      -------------     ------------     -----------
  Premier                                                       18,572,280                   0              0          18,572,280
                                                                 -----------      -------------     ------------     -----------
  Institutional                                                 17,635,199                   0              0          17,635,199
                                                                 -----------      -------------     ------------     -----------
   Total combined net assets by class                          $36,207,479      $1,608,921,252      $       0      $1,645,128,731
                                                                 ===========      =============     ============     ===========
 Shares of beneficial interest outstanding (no par value;
   unlimited number of shares authorized):
  Vista Shares                                                           0       1,608,955,594              0       1,608,955,594
                                                                ===========      =============     ============     ===========
  Premier Shares                                                18,572,280                   0              0          18,572,280
                                                                 ===========      =============     ============     ===========
  Institutional Shares                                          17,635,199                   0              0          17,635,199
                                                                 ===========      =============     ============     ===========
Net asset value, offering and redemption price per share,
  Vista, Premier and Institutional (net assets/shares
  outstanding)                                                 $      1.00      $         1.00      $    0.00      $         1.00
                                                                 ===========      =============     ============     ===========
Cost of Investments                                            $
                                                                36,212,571      $1,608,272,094      $       0      $1,644,484,665
                                                                 ===========      =============     ============     ===========

                      See notes to financial statements.

                    VISTA U.S. TREASURY MONEY MARKET FUND
                      PRO FORMA STATEMENT OF OPERATIONS
                          For the year ended 8/31/95
                                 (Unaudited)


                                                              Vista            Hanover
                                                          Treasury Plus      US Treasury        Pro-Forma       Pro-Forma
                                                               MMF               MMF          Adjustments      Combined
                                                         ---------------   --------------     ------------   ------------
INTEREST INCOME                                            $ 1,259,757       $75,014,272      $         0     $76,274,029
                                                            -------------     ------------      ----------     ----------

EXPENSES
 Distribution fees
   Vista Shares                                                     0                  0        1,349,149(1)      1,349,149
  Premier Shares                                                    0                  0                0               0
  Institutional Shares                                              0                  0                0               0
 Fund Servicing fees
  Vista Shares                                                      0                  0                0               0
  Premier Shares                                                2,971                  0           (2,971)(2)           0
  Institutional Shares                                              0                  0                0               0
 Shareholder Servicing fees
  Vista Shares                                                      0          4,722,021                0       4,722,021

  Premier Shares                                                2,971                  0              743(3)        3,714
  Institutional Shares                                              0                  0                0               0
 Administration fees                                           11,331            590,588          213,873(1)      815,792
 Advisory fees                                                 22,663          2,023,723         (674,574)(1)   1,371,812
 Sub-Administration fees                                       11,331            404,744          399,717(1)      815,792
 Professional fees                                              8,659             62,692           (8,659)(6)      62,692
 Custodian fees                                                52,775            229,747          (74,116)(4)     208,406
 Printing and postage                                           1,003             25,202                0          26,205
 Registration costs                                            23,174            140,213                0         163,387
 Fund Accounting                                                    0             24,733          (24,733)(6)           0
 Insurance                                                          0             24,850                0          24,850
 Transfer agent fees
  Vista Shares                                                      0             51,046          904,958(5)      956,004
  Premier Shares                                               18,524                  0           11,603(5)       30,127
  Institutional Shares                                         19,973                  0            6,725(5)       26,698
 Trustee fees                                                   3,281             16,020           62,720(7)       82,021
 Amortization of organizational costs                               0             19,768          (19,768)(6)           0
 Other                                                         43,680             50,090                0          93,770
                                                            -------------     ------------      ----------     ----------
    Total expenses                                            222,336          8,385,437        2,144,667      10,752,440
                                                            -------------     ------------      ----------     ----------
   Less amounts waived by the Administrator,
   Shareholder Servicing Agents, Adviser and Distributor       51,267            474,021        1,498,435(8)    2,023,723
   Less expenses borne by Distributor                          93,200                  0          (93,200)(8)           0
                                                            -------------     ------------      ----------     ----------
   Net expenses                                                77,869          7,911,416          739,432       8,728,717
                                                            -------------     ------------      ----------     ----------
    Net investment income                                   1,181,888         67,102,856         (739,432)     67,545,312
                                                            -------------     ------------      ----------     ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 Realized gain (loss) on investment transactions                3,586              3,536                0           7,122
                                                            -------------     ------------      ----------     ----------
 Net increase in net assets from operations                $1,185,474        $67,106,392        $(739,432)    $67,552,434
                                                            =============     ============      ==========     ==========

                      See notes to financial statements.

                   VISTA U.S. GOVERNMENT MONEY MARKET FUND
                           PORTFOLIO OF INVESTMENTS
                               August 31, 1995
                                 (Unaudited)

                                        Vista           Vista         Hanover        Hanover
                                     U.S. Gov't       U.S. Gov't     U.S. Gov't     U.S. Gov't      Combined          Combined
Issuer                                Principal         Value        Principal        Value         Principal          Value
-------------------------------   ---------------     -----------    -----------    -----------    ------------   ---------------
U.S. Government Agency and
  Agency Sponsored
  Obligations--
Federal Farm Credit Bank,
 5.875%, due 09/03/96              $  25,000,000     $ 24,977,122       $--            $--          25,000,000      $ 24,977,122
 5.750%, due 08/01/96                 40,000,000       39,945,285    50,000,000     49,953,688      90,000,000        89,898,973
 5.750%, due 09/09/96                    --               --         13,685,000     13,660,009      13,685,000        13,660,009
                                                        ---------                     ---------                     -------------
                                                       64,922,407                   63,613,697                       114,876,095
                                                        ---------                     ---------                     -------------
Federal Farm Credit Bank, DN,
  6.050%, due 10/06/95                15,000,000       14,911,771        --             --          15,000,000        14,911,771
                                                        ---------                     ---------                     -------------
Federal Home Loan Bank,
 5.750%, due 07/18/96                 25,000,000       25,000,000
 5.980%, due 07/08/96                    --               --         50,000,000     49,987,289      50,000,000        49,987,289
 5.970%, due 07/18/96                    --               --         50,000,000     50,000,000      50,000,000        50,000,000
 6.050%, due 08/22/96                    --               --         40,000,000     40,000,000      40,000,000        40,000,000
 6.100%, due 09/05/96                    --               --         30,000,000     30,000,000      30,000,000        30,000,000
                                                        ---------                     ---------                     -------------
                                                       25,000,000                  169,987,289                       169,987,289
                                                        ---------                     ---------                     -------------
Federal Home Loan Bank, FRDN,
  6.000%, due 09/01/95                 5,000,000        5,000,000        --             --           5,000,000         5,000,000
                                                        ---------                     ---------                     -------------
Federal Home Loan Bank, DN,
 5.670%, due 09/01/95                100,000,000      100,000,000        --             --         100,000,000       100,000,000
 5.700%, due 09/01/95                125,000,000      125,000,000        --             --         125,000,000       125,000,000
                                                        ---------                     ---------                     -------------
                                                      225,000,000                       --                           225,000,000
                                                        ---------                     ---------                     -------------
Federal Home Loan Mortgage
  Corp. DN
 due 09/12/95                            --               --         32,458,000     32,401,171      32,458,000        32,401,171
 due 09/20/95                            --               --        200,000,000    199,401,500     200,000,000       199,401,500
 due 09/21/95                            --               --         48,525,000     48,371,338      48,525,000        48,371,338
 due 09/25/95                            --               --         81,775,000     81,462,619      81,775,000        81,462,619
                                                        ---------                     ---------                     -------------
                                                          --                       361,636,628                       361,636,628
                                                        ---------                     ---------                     -------------
Federal National Mortgage
  Association ("FNMA"), 6.270%,
  due 04/03/96                        10,000,000       10,004,763        --             --          10,000,000        10,004,763
  5.580%, due 09/06/95                25,000,000       25,000,000        --             --          25,000,000        25,000,000
                                                        ---------                     ---------                     -------------
                                                       35,004,763                       --                            35,004,763
                                                        ---------                     ---------                     -------------
Federal National Mortgage
  Association ("FNMA"), DN,
 5.980%, due 10/03/95                 10,000,000        9,946,844        --             --          10,000,000         9,946,844
 5.900%, due 11/13/95                 25,000,000       24,700,903        --             --          25,000,000        24,700,903
 5.660%, due 09/01/95                 35,000,000       35,000,000        --             --          35,000,000        35,000,000
 5.800%, due 10/13/95                 15,025,000       14,923,331        --             --          15,025,000        14,923,331
 6.080%, due 01/19/96                 10,000,000        9,763,556        --             --          10,000,000         9,763,556
 5.910%, due 09/11/95                 25,000,000       24,958,958        --             --          25,000,000        24,958,958
 5.670%, due 09/08/95                 78,735,000       78,648,195        --             --          78,735,000        78,648,195
 5.895%, due 10/20/95                 25,000,000       24,799,406        --             --          25,000,000        24,799,406
 5.950%, due 11/03/95                 15,000,000       14,843,813        --             --          15,000,000        14,843,813
 5.670%, due 09/05/95                 60,000,000       59,962,200        --             --          60,000,000        59,962,200
 due 09/01/95                            --               --         60,000,000     60,000,000      60,000,000        60,000,000
 due 09/14/95                            --               --        100,000,000     99,794,528     100,000,000        99,794,528
 due 09/18/95                            --               --        150,000,000    149,596,958     150,000,000       149,596,958
                                                        ---------                     ---------                     -------------
                                                      297,547,206                  309,391,486                       606,938,692
                                                        ---------                     ---------                     -------------

                      See notes to financial statements.

                   VISTA U.S. GOVERNMENT MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                        Vista           Vista         Hanover        Hanover
                                     U.S. Gov't       U.S. Gov't     U.S. Gov't     U.S. Gov't      Combined          Combined
Issuer                                Principal         Value        Principal        Value         Principal          Value
-------------------------------   ---------------     -----------    -----------    -----------    ------------   ---------------
Fidelity Federal Bank (Backed
  by Irrevocable LOC by FHLB),
  DN,
 5.880%, due 11/13/95               $ 15,000,000     $ 14,821,150       $--            $--        $ 15,000,000     $   14,821,150
 5.440%, due 07/12/96                  5,000,000        4,762,000        --             --           5,000,000          4,762,000
 6.030%, due 10/05/95                 10,000,000        9,943,050        --             --          10,000,000          9,943,050
 5.980%, due 07/08/96                 10,000,000        9,998,390        --             --          10,000,000          9,998,390
                                                        ---------                     ---------                     -------------
                                                       39,524,590                       --                             39,524,590
                                                        ---------                     ---------                     -------------
Student Loan Marketing
  Association, FRDN,
 5.690%, due 09/06/95                 25,000,000       24,991,942        --             --          25,000,000         24,991,942
 5.710%, due 09/06/95                 15,000,000       15,002,231        --             --          15,000,000         15,002,231
 5.720%, due 09/06/95                 25,000,000       25,000,000        --             --          25,000,000         25,000,000
 5.670%, due 09/06/95                 25,000,000       25,000,236        --             --          25,000,000         25,000,236
 5.710%, due 09/06/95                 24,000,000       24,004,127        --             --          24,000,000         24,004,127
 5.710%, due 09/06/95                 25,000,000       25,000,000        --             --          25,000,000         25,000,000
 5.720%, due 09/06/95                 25,000,000       25,000,000        --             --          25,000,000         25,000,000
 5.700%, due 09/05/95                    --               --         50,000,000      50,000,000     50,000,000         50,000,000
 5.710%, due 09/05/95                    --               --         77,000,000      76,992,529     77,000,000         76,992,529
 5.850%, due 09/05/95                    --               --         45,000,000      45,129,916     45,000,000         45,129,916
                                                        ---------                     ---------                     -------------
                                                      163,998,536                   172,122,445                       336,120,981
                                                        ---------                     ---------                     -------------
Total U.S. Government Agency
  and Sponsored Agency
  Obligations                                         870,909,273                 1,076,751,545                     1,947,660,818
                                                        ---------                     ---------                     -------------
Repurchase Agreements--
Bear Stearns,
  Dated 8/28/95; Proceeds
  $150,337,167,
  5.780%, due 09/11/95 Secured
  by FNMA REMICS; $17,702,185
  at 6.00%, due 8/25/20;
  $26,400,000 at 7.00%, due
  4/25/23; $46,612,756 at
  6.50%, due 4/25/08;
  $15,940,429 at 6.50%, due
  3/25/23; $19,718,294 at 7.00%
  due 9/25/22; $4,370,000 at
  6.25%, due 1/15/20; and
  $30,000,000 at 7.00%, due
  12/15/07; Market Value
  $153,206,831                       150,000,000      150,000,000        --             --         150,000,000        150,000,000

CS First Boston,
  Dated 8/29/95; Proceeds
  $150,168,583, 5.780%, due
  09/05/95 Secured by FNMA
  REMICS; $22,710,000 at
  7.269%, due 2/25/22;
  $23,803,246 at 6.769%, due
  10/25/20; 38,995,767 at
  6.00%, due 4/25/21; and FHLMC
  REMICS; $23,283,752 at 6.5%,
  due 1/15/24; $25,574,641 at
  5.50%, due 11/15/08; Market
  Value $153,622,741                 150,000,000      150,000,000        --             --         150,000,000        150,000,000

                      See notes to financial statements.

                   VISTA U.S. GOVERNMENT MONEY MARKET FUNDS
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                        Vista           Vista         Hanover        Hanover
                                     U.S. Gov't       U.S. Gov't     U.S. Gov't     U.S. Gov't      Combined          Combined
Issuer                                Principal         Value        Principal        Value         Principal          Value
-------------------------------   ---------------     -----------    -----------    -----------    ------------   ---------------
Donaldson, Lufkin & Jenrette
  Securities Corp.
  Dated 8/31/95, Proceeds
  $150,024,167 5.800%, due
  09/01/95 Secured by:
  $50,000,000 U.S. Treasury
  Bill, 11/09/95 $99,915,000
  U.S. Treasury Notes,
  7.125%-7.625%, due
  5/31/96-2/15/23                        $--             $--        $150,000,000 $  150,000,000   $150,000,000     $  150,000,000

Fuji Securities Inc.
  Dated 08/31/95, Proceeds
  $100,016,111 5.800%, due
  09/01/95 Secured by:
  $99,720,000 U.S. Treasury
  Notes, 4.375%-6.75%, due
  9/30/96-10/31/98                        --             --          100,000,000    100,000,000    100,000,000        100,000,000

Morgan (J.P.) Securities Inc.
  Dated 08/31/95, Proceeds
  $150,024,167 5.800%, due
  09/01/95
Secured by: $135,378,000 U.S.
  Treasury Notes,
  7.875%-8.125%, due 08/15/19-
  02/15/21                                --             --          150,000,000    150,000,000    150,000,000        150,000,000

Nikko Securities,
  Dated 8/31/95; Proceeds
  $150,024,000, 5.760%, due
  09/05/95 Secured by FNMA
  REMICS totaling $114,307,902
  at 7.00%, due 8/1/25; FHLMC
  Pool; $29,266,162 at 6.668%,
  due 12/1/23; PC Gold Pool;
  $11,776,288 at 8.5%, due
  1/1/25; Market Value
  $153,403,069                       150,000,000      150,000,000        --            --          150,000,000        150,000,000

Prudential-Bache Securitites,
  Dated 8/30/95; Proceeds
  $150,168,292, 5.770%, due
  09/06/95 Secured by FNMA
  REMIC; 5.77%, due 9/6/95,
  $20,000,000 at 5.00%, due
  3/25/12, FNMA ARM Pool:
  $25,578,040 at 6.391%, due
  4/1/34 and by FHLMC REMICS;
  $21,617,020 at 6.368%, due
  11/15/08; $19,000,000 at
  9.30%, due 8/15/20;
  $25,000,000 at 6.50% due
  9/15/23; $28,000,000 at
  7.00%, due 1/15/07, and FHLMC
  ARM Pool; $15,317,792 at
  8.115%, due 7/1/23; Market
  Value $153,025,974)                150,000,000      150,000,000        --            --          150,000,000        150,000,000

Sanwa Bank, Dated 8/31/95;
  Proceeds $110,610,101,
  5.730%, due 09/07/95 Secured
  by U.S. Treasury Notes;
  $25,000,000 at 7.875%, due
  8/15/01; $47,444,000 at
  7.125%, due 2/15/23;
  $25,377,000 at 6.250%, due
  8/31/96; $9,384,000 at
  7.875%, due 2/15/21; Market
  Value $113,648,880)                110,487,000      110,487,000        --            --          110,487,000        110,487,000
                                                        ---------                     ---------                     -------------
Total Repurchase Agreements                           710,487,000                   400,000,000                     1,110,487,000
                                                        ---------                     ---------                     -------------
Total Investments                                  $1,581,396,273                $1,476,751,545                    $3,058,147,818
                                                        =========                     =========                     =============

                      See notes to financial statements.

                   VISTA U.S. GOVERNMENT MONEY MARKET FUNDS
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

DN    = Discount Note
GNMA  = Government National Mortgage Association
FHLMC = Federal Home Loan Mortgage Corp.
REMIC = Real Estate Mortgage Investment Conduit
LOC   = Letter of Credit
FRDN = Floating Rate Demand Notes: The maturity date shown is the next interest reset date; the rate shown is the rate in effect at August 31, 1995.

                      See notes to financial statements.

                   VISTA U.S. GOVERNMENT MONEY MARKET FUND
                PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                                   8/31/95
                                 (Unaudited)

                                                                Vista         Hanover Gov't      Pro-Forma        Pro-Forma
                                                            US Gov't MMF           MMF          Adjustments        Combined
                                                             -------------   ---------------    ------------   ---------------
ASSETS:
 Investment securities, at value                           $1,581,396,273    $1,476,751,545       $      0      $3,058,147,818
 Cash                                                                   0         9,553,675         32,502(6)        9,586,177
 Receivables
  Investment securities sold                                            0        25,001,953              0          25,001,953
  Interest                                                      2,613,140         2,398,192              0           5,011,332
  Shares of beneficial interest sold                              276,241                 0              0             276,241
  Other receivables                                             5,000,000                 0              0           5,000,000
 Unamortized organizational expenses                                    0            32,502        (32,502)(6)               0
                                                               -----------     -------------      ----------     -------------
    Total assets                                            1,589,285,654     1,513,737,867              0       3,103,023,521
                                                               -----------     -------------      ----------     -------------
LIABILITIES:
 Payable for investment securities purchased                            0        55,000,000              0          55,000,000
 Payable for shares of beneficial interest redeemed             9,753,167            10,546              0           9,763,713
 Payable to Custodian                                           4,999,300                 0              0           4,999,300
 Dividends payable                                              2,507,366         6,553,266              0           9,060,632
 Accrued liabilities:
  Administration fee                                               67,786           106,580              0             174,366
  Advisory fee                                                    134,111           152,092              0             286,203
  Custodian fees                                                   79,066            38,311              0             117,377
  Distribution fee                                                 94,127           (10,068)             0              84,059
  Fund servicing fees                                              61,603                 0              0              61,603
  Shareholder servicing fees                                      138,367           443,602              0             581,969
  Sub-administration fee                                           67,786                 0              0              67,786
  Other                                                           354,939            75,653              0             430,592
                                                               -----------     -------------      ----------     -------------
    Total liabilities                                          18,257,618        62,369,982              0          80,627,600
                                                               -----------     -------------      ----------     -------------
NET ASSETS
 Paid in capital                                            1,571,026,583     1,451,720,872              0       3,022,747,455
 Accumulated undistributed net realized gain (loss) on
   investment transactions                                          1,453          (352,987)             0            (351,534)
                                                               -----------     -------------      ----------     -------------
    Net assets                                             $1,571,028,036    $1,451,367,885              0      $3,022,395,921
                                                               ===========     =============      ==========     =============
 Net assets by class
  Vista                                                    $  341,335,948    $1,451,367,885              0      $1,792,703,833
                                                               -----------     -------------      ----------     -------------
  Premier                                                     763,609,176                 0              0         763,609,176
                                                               -----------     -------------      ----------     -------------
  Institutional                                               466,082,912                 0              0         466,082,912
                                                               -----------     -------------      ----------     -------------
    Total combined net assets by class                     $1,571,028,036    $1,451,367,885              0      $3,022,395,921
                                                               ===========     =============      ==========     =============
 Shares of beneficial interest outstanding (no par
  value;  unlimited number of shares authorized):
  Vista Shares                                                341,335,448     1,451,720,872              0       1,793,056,320
                                                               ===========     =============      ==========     =============
  Premier Shares                                              763,608,676                 0              0         763,608,676
                                                               ===========     =============      ==========     =============
  Institutional Shares                                        466,082,459                 0              0         466,082,459
                                                               ===========     =============      ==========     =============
 Net asset value, offering and redemption price per
  share,  Vista, Premier and Institutional (net
  assets/shares  outstanding)                              $         1.00    $         1.00              0      $         1.00
                                                               ===========     =============      ==========     =============
 Cost of Investments                                       $1,581,396,273    $1,473,003,982              0      $3,054,400,255
                                                               ===========     =============      ==========     =============

                      See notes to financial statements.

                   VISTA U.S. GOVERNMENT MONEY MARKET FUNDS
                      PRO FORMA STATEMENT OF OPERATIONS
                          For the year ended 8/31/95
                                 (Unaudited)

                                                         Vista
                                                        US Gov't              Hanover             Pro-Forma          Pro-Forma
                                                          MMF                Gov't MMF           Adjustments          Combined
                                                   ------------------   ------------------    -----------------   ---------------
INTEREST INCOME                                       $83,335,925           $71,718,948           $          0        $155,054,873
                                                     ----------------     ----------------      ---------------     -------------
EXPENSES
 Distribution fees
  Vista Shares                                            326,670                     0            1,289,245 (1)       1,615,915
  Premier Shares                                          684,952                     0                    0             684,952
  Institutional Shares                                          0                     0                    0                   0
 Fund Servicing fees
  Vista Shares                                            326,670                25,382             (352,052)(1),(2)           0
  Premier Shares                                          684,952                     0             (684,952)(2)               0
  Institutional Shares                                          0                     0                    0                   0
 Shareholder Servicing fees
  Vista Shares                                            816,674             4,512,358              326,669(1),(3)    5,655,701
  Premier Shares                                          684,952                     0              171,238(3)          856,190
  Institutional Shares                                          0                     0                    0                   0
 Administration fees                                      720,093               565,952              159,732(1)        1,445,777
 Advisory fees                                          1,440,186             1,933,868             (482,500)(1)       2,891,554
 Sub-Administration fees                                  720,093               386,773              338,911(1)        1,445,777
 Professional fees                                        105,210                61,935              (61,935)(6)         105,210
 Custodian fees                                           407,465                71,465             (154,907)(4)         324,023
 Printing and postage                                      25,389                23,731                    0              49,120
 Registration costs                                       150,863               208,301                    0             359,164
 Insurance                                                      0                20,579                    0              20,579
 Transfer agent fees
  Vista Shares                                            294,003                64,242              143,767(5)          502,012
  Premier Shares                                          190,562                     0              110,354(5)          300,916
  Institutional Shares                                     89,603                     0               26,675(5)          116,278
 Trustee fees                                              81,167                16,000               53,521(7)          150,688
 Amortization of organizational costs                           0                 6,485               (6,485)(6)               0
 Other                                                     94,016                19,463                    0             113,479
                                                     ----------------     ----------------      ---------------     -------------
    Total expenses                                      7,843,520             7,916,534              715,158          16,475,212
                                                     ----------------     ----------------      ---------------     -------------
  Less amounts waived by the Administrator,
   Shareholder Servicing Agents, Adviser and
  Distributor                                            (259,057 )            (386,773)          (1,769,033)(8)      (2,414,863)
  Less expenses borne by Distributor                      (34,709 )                   0               34,709 (8)               0
                                                     ----------------     ----------------      ---------------     -------------
  Net expenses                                          7,549,754             7,529,761           (1,019,166)         14,060,349
                                                     ----------------     ----------------      ---------------     -------------
    Net investment income                              75,786,171            64,189,187            1,019,166         140,994,524
                                                     ----------------     ----------------      ---------------     -------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS
 Realized gain (loss) on investment
  transactions                                              1,453              (249,790)                   0            (248,337)
                                                     ----------------     ----------------      ---------------     -------------
    Net increase in net assets from operations        $75,787,624           $63,939,397           $1,019,166        $140,746,187
                                                     ================     ================      ===============     =============


                      See notes to financial statements.

                   VISTA CASH MANAGEMENT MONEY MARKET FUND
                           PORTFOLIO OF INVESTMENTS
                               August 31, 1995
                                 (Unaudited)

Corporate Bonds & Notes--
Ciesco Limited
  Partnership
  6.62%, due 02/26/96         $    --          $    --          $ 10,000,000     $ 9,998,088      $ 10,000,000      $  9,998,088
FCC National Bank Note
  6.51%, due 05/02/96              --               --            10,000,000       10,005,144       10,000,000         10,005,144
First National Bank of
  Baltimore, Maryland,
  6.063%, due 09/27/95          5,000,000        5,000,000            --               --            5,000,000          5,000,000
Ford Motor Credit Corp.,
  8.875%, due 03/15/96          3,325,000        3,374,485            --               --            3,325,000          3,374,485
General Electric Capital
  Corp. 7.85%, due
  07/18/96                         --               --            13,000,000       13,193,884       13,000,000         13,193,884
Household Finance Corp.,
  9.000%, due 09/01/95          1,000,000        1,000,000            --               --            1,000,000          1,000,000
Huntington National Bank
  5.80%, due 11/27/95              --               --            13,000,000       13,004,108       13,000,000         13,004,108
International Lease
  Finance Corp., 4.875%,
  due 09/15/95                 14,500,000       14,495,034            --               --           14,500,000         14,495,034
 7.800%, due 09/18/95           1,000,000        1,000,771            --               --            1,000,000          1,000,771
J.P. Morgan & Co., Inc.
  Delaware 5.75%, due
  08/07/96                         --               --             2,000,000        1,999,115        2,000,000          1,999,115
Morgan Guaranty Trust Co.
  6.05%, due 08/21/96              --               --            10,000,000       10,000,000       10,000,000         10,000,000
Paccar Financial Corp.,
  4.770%, due 10/10/95          1,000,000          998,708            --               --            1,000,000            998,708
Philip Morris Co.,
  9.400%, due 10/01/95          3,385,000        3,393,845            --               --            3,385,000          3,393,845
Society National Bank,
  6.000%, due 04/25/96          2,000,000        1,999,548            --               --            2,000,000          1,999,548
Toyota Motor Credit
  Corp., 5.800%, due
  08/16/96                     12,000,000       11,989,470            --               --           12,000,000         11,989,470
 6.740%, due 03/18/96              --               --            25,000,000       25,018,440       25,000,000         25,018,440
U.S. Leasing
  International, Inc.,
  8.750%, due 05/01/96         10,765,000       10,948,943            --               --           10,765,000         10,948,943
WMX Technologies Family
  Waste Management Co.
  4.875%, due 06/15/96             --               --            10,000,000        9,914,132       10,000,000          9,914,132
                                                 -----------                         ---------                        -----------
Total Corporate Bonds &
  Notes                                         54,200,804                         93,132,911                         147,333,715
                                                 -----------                         ---------                        -----------
Commercial Paper--
AAA Funding Corp,#
  5.780%, due 09/15/95         18,000,000       17,959,540            --               --           18,000,000         17,959,540
 5.780%, due 09/20/95          12,296,000       12,258,490            --               --           12,296,000         12,258,490
 5.750%, due 10/13/95           9,297,000        9,234,633            --               --            9,297,000          9,234,633
Abbott Laboratories
  5.820%, due 09/06/95             --               --            15,000,000       14,988,083       15,000,000         14,988,083
Aes Shady Point Energy,
  Inc., 5.800%, due
  09/18/95                     15,000,000       14,958,917            --               --           15,000,000         14,958,917
  5.850%, due 09/25/95         20,000,000       19,922,000            --               --           20,000,000         19,922,000
American Express Credit
  Corp.: 6.380%, due
  09/11/95                         --               --             8,000,000        7,986,445        8,000,000          7,986,445
  6.110%, due 09/14/95             --               --            19,000,000       18,959,451       19,000,000         18,959,451

                      See notes to financial statements.

                   VISTA CASH MANAGEMENT MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                  Vista                            Hanover                          Pro-Forma
                                 Global            Vista          Cash Mgmt.        Hanover          Combined         Pro-Forma
                                Principal         Global          Principal        Cash Mgmt.       Principal          Combined
Issuer                           Amount            Value            Amount           Value            Amount            Value
 -------------------------    -------------    -------------    ---------------    -----------    ---------------   -------------
American Telephone &
  Telegraph Co.: 6.010%,
  due 09/14/95                $    --          $    --           $17,000,000      $16,964,149      $17,000,000       $16,964,149
  due 10/05/95                     --               --            14,000,000       13,925,691       14,000,000        13,925,691
Anheuser-Busch Cos., Inc.
  6.110%, due 09/01/95             --               --            14,500,000       14,500,000       14,500,000        14,500,000
Associates Corp. North
  America 5.860%, due
  09/05/95                         --               --            20,000,000       19,987,334       20,000,000        19,987,334
Broadway Capital,#
  5.760%, due 09/11/95         10,000,000        9,984,000            --               --           10,000,000         9,984,000
  5.750%, due 11/22/95          5,000,000        4,934,514            --               --            5,000,000         4,934,514
Cargill, Inc. 5.790%, due
  10/17/95                         --               --            20,000,000       19,855,356       20,000,000        19,855,356
  5.800%, due 11/03/95             --               --            10,000,000        9,901,300       10,000,000         9,901,300
Caterpillar, Inc.
  5.890%, due 09/11/95             --               --             3,000,000        2,995,192        3,000,000         2,995,192
Cemex, 5.770%, due
  09/11/95                     10,000,000        9,983,972            --               --           10,000,000         9,983,972
Ciesco Limited
  Partnership 5.790%, due
  09/14/95                         --               --            13,000,000       12,973,476       13,000,000        12,973,476
  5.790%, due 09/15/95             --               --            24,000,000       23,947,267       24,000,000        23,947,267
  5.850%, due 02/26/96             --               --             5,000,000        4,861,308        5,000,000         4,861,308
COFCO Capital Corp.,
  5.690%, due 10/10/95         10,000,000        9,938,358            --               --           10,000,000         9,938,358
Cogentrix Richmond Inc.,
  5.780%, due 09/19/95         19,000,000       18,945,090            --               --           19,000,000        18,945,090
Commerzbank A.G.
  5.820%, due 11/22/95             --               --            12,900,000       12,733,690       12,900,000        12,733,690
Consolidated Natural Gas
  Co. 5.810%, due 09/20/95         --               --             8,100,000        8,075,633        8,100,000         8,075,633
Crown Leasing,#
  5.800%, due 09/18/95          4,000,000        3,989,044            --               --            4,000,000         3,989,044
Daimier-Benz North
  America Corp. 5.870%,
  due 09/01/95                     --               --             6,250,000        6,250,000        6,250,000         6,250,000
  5.880%, due 03/15/96             --               --             5,000,000        4,847,556        5,000,000         4,847,556
duPont (EI) de Nemours &
  Co. 6.450%, due 01/03/96         --               --            18,000,000       17,623,040       18,000,000        17,623,040
Enterprise Funding
  Capital Corp.,# 5.800%,
  due 09/13/95                 14,197,000       14,169,552            --               --           14,197,000        14,169,552
Ford Motor Credit Co.
  6.490%, due 09/06/95             --               --            15,000,000       14,987,083       15,000,000        14,987,083
  6.450%, due 09/11/95             --               --            14,000,000       13,976,045       14,000,000        13,976,045
  5.740%, due 01/12/96             --               --            10,000,000        9,797,914       10,000,000         9,797,914
General Electric Capital
  Corp. 6.300%, due
  10/30/95                         --               --             9,000,000        8,911,058        9,000,000         8,911,058
  5.760%, due 11/06/95             --               --            10,000,000        9,898,250       10,000,000         9,898,250
General Electric Co.
  5.800%, due 09/15/95             --               --            18,500,000       18,458,992       18,500,000        18,458,992
Heller International
  Corp.,# 5.830%, due
  09/01/95                      5,000,000        5,000,000            --               --            5,000,000         5,000,000
  5.770%, due 09/06/95         10,000,000        9,991,986            --               --           10,000,000         9,991,986
Hosokawa Micron Corp.,
  Intl. Inc., 5.800%, due
  09/11/95                     25,967,000       25,925,164            --               --           25,967,000        25,925,164

                      See notes to financial statements.

                   VISTA CASH MANAGEMENT MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                  Vista                            Hanover                          Pro-Forma
                                 Global            Vista          Cash Mgmt.        Hanover          Combined         Pro-Forma
                                Principal         Global          Principal        Cash Mgmt.       Principal          Combined
Issuer                           Amount            Value            Amount           Value            Amount            Value
 -------------------------    -------------    -------------    ---------------    -----------    ---------------   -------------
Hunt Resources, Inc.,
  5.780%, due 09/08/95         $ 2,150,000      $ 2,147,584      $    --          $    --         $ 2,150,000       $ 2,147,584
  5.750%, due 09/27/95           6,300,000        6,273,838           --               --            6,300,000         6,273,838
International Lease
  Finance Corp.
  5.790%, due 10/12/95              --               --           24,000,000       23,846,113       24,000,000        23,846,113
  5.800%, due 10/25/95              --               --           15,000,000       14,873,100       15,000,000        14,873,100
  5.860%, due 11/20/95              --               --           14,000,000       13,822,667       14,000,000        13,822,667
  5.820%, due 11/21/95              --               --            3,250,000        3,208,538        3,250,000         3,208,538
  5.790%, due 02/01/96              --               --            4,250,000        4,150,657        4,250,000         4,150,657
J.C. Penney Funding Corp.
  5.850%, due 10/13/95              --               --           29,000,000       28,806,473       29,000,000        28,806,473
Jeld-Wen, Inc.
  5.800%, due 09/08/95           5,250,000        5,244,079           --               --            5,250,000         5,244,079
Konica Financial U.S.A.
  Corp.,# 5.850%, due
  09/15/95                       3,000,000        2,993,175           --               --            3,000,000         2,993,175
Lilly, Eli & Co.
  6.410%, due 09/18/95              --               --           32,000,000       31,907,520       32,000,000        31,907,520
Met Life Funding Corp.
  5.890%, due 09/11/95              --               --           45,003,000       44,931,495       45,003,000        44,931,495
  5.790%, due 11/07/95              --               --           15,000,000       14,842,271       15,000,000        14,842,271
Mitsubishi Motors Credit
  Acceptance,
  5.700%, due 10/05/95           5,000,000        4,973,083           --               --            5,000,000         4,973,083
National Rural Utilities
  Cooperative Finance
  Corp. 5.850%, due
  10/13/95                          --               --           60,000,000       59,599,250       60,000,000        59,599,250
Omnicom Financial Inc.,
  5.750%, due 09/22/95           6,000,000        5,979,875           --               --            6,000,000         5,979,875
  5.750%, due 09/28/95           5,000,000        4,978,438           --               --            5,000,000         4,978,438
Orix America Inc.,#
  5.790%, due 10/05/95           4,000,000        3,978,127           --               --            4,000,000         3,978,127
  5.790%, due 10/10/95           4,000,000        3,974,910           --               --            4,000,000         3,974,910
  5.800%, due 10/12/95           2,000,000        1,986,789           --               --            2,000,000         1,986,789
  5.790%, due 10/16/95           1,000,000          992,763           --               --            1,000,000           992,763
  5.800%, due 11/01/95           2,000,000        1,980,344           --               --            2,000,000         1,980,344
  5.750%, due 11/06/95          12,000,000       11,873,500           --               --           12,000,000        11,873,500
  5.800%, due 11/10/95           2,000,000        1,977,445           --               --            2,000,000         1,977,445
  5.800%, due 11/15/95           7,000,000        6,915,417           --               --            7,000,000         6,915,417
PepsiCo, Inc.
  5.810%, due 10/05/95              --               --            2,250,000        2,237,888        2,250,000         2,237,888
  5.740%, due 01/22/96              --               --           10,000,000        9,781,528       10,000,000         9,781,528
Petroleo Brasileiro,
  5.750%, due 02/05/96          10,000,000        9,749,236           --               --           10,000,000         9,749,236
PGA Tours Investments
  Financial Income,#
  5.800%, due 09/14/95          20,500,000       20,457,064           --               --           20,500,000        20,457,064
PHH Corp. 5.830%, due
  09/25/95                          --               --           20,000,000       19,911,022       20,000,000        19,911,022
Prudential Funding Corp.
  5.830%, due 10/05/95              --               --            7,000,000        6,962,713        7,000,000         6,962,713
Republic National Bank
  New York 5.780%, due
  01/25/96                          --               --            5,000,000        4,887,864        5,000,000         4,887,864

                      See notes to financial statements.

                   VISTA CASH MANAGEMENT MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                  Vista                            Hanover                          Pro-Forma
                                 Global            Vista          Cash Mgmt.        Hanover          Combined         Pro-Forma
                                Principal         Global          Principal        Cash Mgmt.       Principal          Combined
Issuer                           Amount            Value            Amount           Value            Amount            Value
 -------------------------    -------------    -------------    ---------------    -----------    ---------------   -------------
Republic New York Corp.
  5.780%, due 10/13/95        $    --           $   --           $50,000,000      $ 49,672,167     $50,000,000     $   49,672,167
RTZ Corp. PLC
  5.820%, due 09/05/95             --               --            43,300,000        43,272,480      43,300,000         43,272,480
Sinochem American
  Holdings 5.780%, due
  09/14/95                      4,000,000         3,991,651           --               --            4,000,000          3,991,651
 5.760%, due 10/20/95           9,000,000         8,929,440           --               --            9,000,000          8,929,440
 5.750%, due 10/26/95           5,000,000         4,956,076           --               --            5,000,000          4,956,076
Societe Generale
  5.860%, due 10/02/95             --               --            20,000,000        19,825,222      20,000,000         19,825,222
Somerset Railroad Corp.
  5.800%, due 10/26/95         13,800,000        13,742,193           --               --           13,800,000         13,742,193
75 State Street Capital
  Corp. 5.750%, due
  10/03/95                     10,000,000         9,948,889           --               --           10,000,000          9,948,889
Toronto Dominion Bank
  6.410%, due 09/18/95             --               --            25,000,000        24,927,631      25,000,000         24,927,631
Toyota Motor Credit Corp.
  5.850%, due 09/18/95             --               --             5,000,000         4,986,497       5,000,000          4,986,497
  5.810%, due 09/21/95             --               --             8,650,000         8,622,608       8,650,000          8,622,608
Transamerica Finance
  Corp. 6.480%, due
  01/12/96                         --               --            12,000,000        11,729,566      12,000,000         11,729,566
USAA Capital Corp.
  5.780%, due 10/16/95             --               --            10,000,000         9,929,750      10,000,000          9,929,750
U.S. Leasing
  International Corp.
  5.850%, due 09/25/95             --               --            45,000,000        44,828,100      45,000,000         44,828,100
U.S. West Communications,
  Inc. 5.990%, due
  09/06/95                         --               --            11,300,000        11,290,866      11,300,000         11,290,866
 6.010%, due 09/13/95              --               --            18,000,000        17,964,909      18,000,000         17,964,909
 5.810%, due 09/27/95              --               --            15,000,000        14,938,575      15,000,000         14,938,575
                                                 -----------                         ---------                        -----------
Total Commercial Paper                          325,239,176                        853,161,783                      1,178,400,959
                                                 -----------                         ---------                        -----------
Floating Rate Notes--
US Government and
  Agencies Federal Home
  Loan Bank, 4.760%, due
  09/06/95                     37,000,000        37,000,000           --               --           37,000,000         37,000,000
Federal Home Loan
  Mortgage Corp., 6.840%,
  due 09/06/95                 16,000,000        16,000,000           --               --           16,000,000         16,000,000
  5.960%, due 02/28/96             --               --            12,000,000        12,054,486      12,000,000         12,054,486
Federal National Mortgage
  Assoc., 4.950%, due
  09/01/95                     10,000,000         9,990,575           --               --           10,000,000          9,990,575
 4.950%, due 09/01/95          10,000,000        10,001,875           --               --           10,000,000         10,001,875
 5.740%, due 09/28/95              --               --            20,000,000        19,913,300      20,000,000         19,913,300
Student Loan Marketing
  Association,
 5.600%, due 09/06/95          10,525,000        10,525,000           --               --           10,525,000         10,525,000
 5.710%, due 09/06/95          40,700,000        40,711,810           --               --           40,700,000         40,711,810
 5.710%, due 09/06/95          18,500,000        18,504,000           --               --           18,500,000         18,504,000
 5.720%, due 09/06/95          49,000,000        49,000,000           --               --           49,000,000         49,000,000
 5.650%, due 09/06/95          10,000,000         9,999,824           --               --           10,000,000          9,999,824
 5.710%, due 09/06/95           4,675,000         4,675,000           --               --            4,675,000          4,675,000
                                                 -----------                         ---------                        -----------
Total US Government and
  Agencies                                      206,408,084                         31,967,786                        238,375,870
                                                -----------                          ---------                        -----------

                      See notes to financial statements.
                   VISTA CASH MANAGEMENT MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                  Vista                            Hanover                          Pro-Forma
                                 Global            Vista          Cash Mgmt.        Hanover          Combined         Pro-Forma
                                Principal         Global          Principal        Cash Mgmt.       Principal          Combined
Issuer                           Amount            Value            Amount           Value            Amount            Value
 -------------------------    -------------    -------------    ---------------    -----------    ---------------   -------------
State and Municipal--
Illinois Student
  Assistance Commission,
  Student Loan 5.940%, due
  09/06/95                     $ 9,100,000     $  9,100,000      $    --          $    --          $ 9,100,000       $  9,100,000
New Orleans Louisiana,
  Aviation Board, Rev.,
  Ser. A 6.020%, due
  09/06/95                       3,885,000        3,885,000           --               --            3,885,000          3,885,000
Richmond County Ga. Dev.
  Auth. IDR, Monsanto Co.
  6.270%, due 06/01/96              --              --             5,000,000        5,000,000        5,000,000          5,000,000
                                                 -----------                         ---------                        -----------
Total State and Municipal                        12,985,000                         5,000,000                          17,985,000
                                                 -----------                         ---------                        -----------
Corporate and Other--
AT&T Capital Corp.,
  5.820%, due 09/01/95              --              --            13,000,000       13,000,000       13,000,000         13,000,000
Avco Financial Services,
  Inc. 6.030%, due
  09/01/95                      45,000,000       44,994,573           --               --           45,000,000         44,994,573
Beta Finance Corp.,#
  5.520%, due 09/06/95          10,000,000        9,999,880           --               --           10,000,000          9,999,880
CIT Group Holdings,
  6.200%, due 09/01/95          45,000,000       44,994,225           --               --           45,000,000         44,994,225
Comerica Bank,
  5.600%, due 09/06/95          25,000,000       24,995,937           --               --           25,000,000         24,995,937
  5.610%, due 09/06/95          25,000,000       24,993,326           --               --           25,000,000         24,993,326
CS First Boston, Inc.
  6.060%, due 09/01/95          45,000,000       45,000,000           --               --           45,000,000         45,000,000
FCC National Bank,
  6.100%, due 09/01/95          35,000,000       35,000,000           --               --           35,000,000         35,000,000
  5.540%, due 01/10/96              --              --             5,000,000        5,000,614        5,000,000          5,000,614
  5.690%, due 01/19/96              --              --            18,000,000       18,000,000       18,000,000         18,000,000
First Chicago Corp.
  Medium Term Note 5.800%,
  due 11/30/95                      --              --             8,000,000        8,000,000        8,000,000          8,000,000
General Electric Capital
  Corp., 6.100%, due
  09/01/95                      25,000,000       24,996,824           --               --           25,000,000         24,996,824
Household Finance Corp.,
  6.420%, due 09/01/95           5,000,000        5,003,246           --               --            5,000,000          5,003,246
  5.720%, due 09/06/95              --              --             5,000,000        4,998,246        5,000,000          4,998,246
Merrill Lynch & Co., Inc.
  6.110%, due 09/01/95          35,000,000       34,998,180           --               --           35,000,000         34,998,180
PHH Corp 5.68% due
  09/06/95                          --              --            35,000,000       34,997,423       35,000,000         34,997,423
                                                 -----------                         ---------                        -----------
Total Corporate and Other                       294,976,191                        83,996,283                         378,972,474
                                                 -----------                         ---------                        -----------
Total Floating Rate Notes                       514,369,275                       120,964,069                         635,333,344
                                                 -----------                         ---------                        -----------
Certificates of Deposit--
Bank of Nova Scotia
  5.78% due 09/25/95                --              --            15,000,000       15,000,099       15,000,000         15,000,099
Banque National de Paris
  5.78% due 12/29/95                --              --            10,000,000       10,004,480       10,000,000         10,004,480
Commerzbank A.G.
  5.89% due 09/15/95                --              --            35,000,000       34,999,865       35,000,000         34,999,865
Deutsche Bank A.G.
  6.03% due 08/08/96                --              --            20,000,000       20,000,000       20,000,000         20,000,000

                      See notes to financial statements.

                   VISTA CASH MANAGEMENT MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                  Vista                            Hanover                          Pro-Forma
                                 Global            Vista          Cash Mgmt.        Hanover          Combined         Pro-Forma
                                Principal         Global          Principal        Cash Mgmt.       Principal          Combined
Issuer                           Amount            Value            Amount           Value            Amount            Value
 -------------------------    -------------    -------------    ---------------    -----------    ---------------   -------------
Dresdner Bank A.G.
  6.94% due 01/08/96          $    --          $    --          $ 5,000,000     $   5,009,194     $ 5,000,000     $    5,009,194
Lloyds Bank PLC
  5.64% due 01/16/96               --               --            10,000,000        10,000,736      10,000,000         10,000,736
Mitsubishi Bank,
  5.860%, due 01/31/96         10,000,000         9,996,953           --              --            10,000,000          9,996,953
National Westminster Bank
  PLC 6.50% due 01/04/96           --               --            25,000,000        25,013,658      25,000,000         25,013,658
Sanwa Bank,
  5.900%, due 11/22/95         14,000,000        13,999,599           --              --            14,000,000         13,999,599
Societe General
  6.420%, due 09/11/95             --               --            20,000,000        20,000,346      20,000,000         20,000,346
  5.980%, due 08/07/96             --               --            20,000,000        20,000,000      20,000,000         20,000,000
Trust Co. of Atlanta
  5.875%, due 09/01/95          3,891,000         3,891,000           --              --             3,891,000          3,891,000
                                                 -----------                         ---------                        -----------
Total Certificates of
  Deposit                                        27,887,552                        160,028,378                        187,915,930
                                                 -----------                         ---------                        -----------
Repurchase Agreement--
Merrill Gov't Securities
  Inc. Dated 8/31/95,
  5.70%, due 9/01/95
  (Proceeds at maturity
  $23,740,758
  collateralized by:
  $22,190,000 U.S. T-Note,
  9.25%, due 8/15/98)              --               --            23,737,000        23,737,000      23,737,000         23,737,000
                                                 -----------                         ---------                        -----------
Total Repurchase
  Agreement                                                                         23,737,000                         23,737,000
                                                                                     ---------                        -----------
Money Market Fund--
Fidelity U.S. Gov't
  Portfolio 5.730%                 --               --            16,000,000        16,000,000      16,000,000         16,000,000
                                                 -----------                         ---------                        -----------
Total Investments                              $921,696,807                     $1,267,024,141                     $2,188,720,948
                                                 ===========                         =========                        ===========

  # Security may only be sold to institutional buyers.

    Floating Rate Demand Notes: The maturity date shown is the next interest reset date; the rate shown is the rate in effect at August 31, 1995.

                      See notes to financial statements.

                PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                                   8/31/95
                                 (Unaudited)

                                           Vista Global         Hanover Cash          Pro-Forma            Pro-Forma
                                                MMF              Mgmt. MMF           Adjustments            Combined
                                         -----------------   -----------------    ------------------   -----------------
ASSETS:
 Investment securities, at value ........  $921,696,807       $1,267,024,141             $0             $2,188,720,948
 Cash ...................................       110,504                    0              0                    110,504
 Receivables
  Interest ..............................     5,029,389            4,784,429              0                  9,813,818
  Shares of beneficial interest sold ....       175,180                    0              0                    175,180
  Other receivables .....................             0               25,456              0                     25,456
                                           ---------------    -----------------      ----------------   -----------------
  Total assets ..........................   927,011,880        1,271,834,026              0              2,198,845,906
LIABILITIES:
 Payable for shares of beneficial
   interest redeemed ....................     1,152,349                    0              0                  1,152,349
 Payable to Custodian ...................             0               36,361              0                     36,361
 Dividends payable ......................       974,506            5,574,767              0                  6,549,273
 Accrued liabilities:
  Administration fee ....................        39,898               55,914              0                     95,812
  Advisory fee ..........................        71,815              126,179              0                    197,994
  Custodian fees ........................        89,210                    0              0                     89,210
  Distribution fee ......................             0                1,304              0                      1,304
  Fund servicing fees ...................        15,963               10,941              0                     26,904
  Shareholder servicing fees ............        55,828              368,022              0                    423,850
  Sub-administration fee ................        39,898               31,544              0                     71,442
  Other .................................       358,979               81,100              0                    440,079
                                           ---------------    -----------------      ----------------   -----------------
  Total liabilities .....................     2,798,446            6,286,132              0                  9,084,578
                                           ---------------    -----------------      ----------------   -----------------
NET ASSETS
 Paid in capital ........................   924,198,092        1,265,547,894              0              2,189,745,986
 Accumulated undistributed net
  realized gain (loss) on investment
  transactions ..........................        15,342                    0              0                     15,342
                                           ---------------    -----------------      ----------------   -----------------
  Net assets ............................  $924,213,434       $1,265,547,894             $0             $2,189,761,328
                                           ===============    =================      ================   =================
 Net assets by class ....................  $ 91,655,094       $1,265,547,894             $0             $1,357,202,988
                                           ---------------    -----------------      ----------------   -----------------
  Vista Premier .........................   473,401,069                    0              0                473,401,069
                                           ---------------    -----------------      ----------------   ----------------
  Institutional .........................   359,157,271                    0              0                359,157,271
                                           ---------------    -----------------      ----------------   -----------------
  Total combined net assets by class ....  $924,213,434       $1,265,547,894             $0             $2,189,761,328
                                           ===============    =================      ================   =================
Shares of beneficial interest
  outstanding (no par value;
  unlimited number of shares
  authorized):
  Vista Shares ..........................    91,653,574        1,265,547,894              0              1,357,201,468
                                           ===============    =================      ================   =================
  Premier Shares ........................   473,393,210                    0              0                473,393,210
                                           ===============    =================      ================   =================
  Institutional Shares ..................   359,151,308                    0              0                359,151,308
                                           ===============    =================      ================   =================
Net asset value, offering and
  redemption price per share, Vista,
  Premier and Institutional (net
  assets/ shares outstanding) ...........  $          1.00    $            1.00          $0.00          $            1.00
                                           ===============    =================     ================    =================
Cost of investments .....................  $921,696,807       $1,267,024,141             $0             $2,188,720,948
                                           ===============    =================     ================    =================

                      See notes to financial statements.

                      PRO FORMA STATEMENT OF OPERATIONS
                          For the year ended 8/31/95
                                 (Unaudited)

                                                             Vista            Hanover
                                                            Global           Cash Mgmt.          Pro-Forma           Pro-Forma
                                                              MMF               MMF             Adjustments          Combined
                                                        --------------    ----------------   ----------------    -----------------
INTEREST INCOME                                           $61,159,379       $59,915,086         $        0         $121,074,465
                                                           ------------    --------------       --------------    ---------------
EXPENSES
 Distribution fees
  Vista Shares ........................................             0                 0                  0                    0
  Premier Shares ......................................             0                 0                  0                    0
  Institutional Shares ................................             0                 0                  0                    0
 Fund Servicing fees
  Vista Shares ........................................       139,371            47,360           (186,731) (2)               0
  Premier Shares ......................................       421,596                 0           (421,596) (2)               0
  Institutional Shares ................................             0                 0                  0                    0
 Shareholder Servicing fees
  Vista Shares ........................................       348,428         3,626,644            810,513 (1,3)      4,785,585
  Premier Shares ......................................       421,596                 0            105,399 (3)          526,995
  Institutional Shares ................................             0                 0                  0                    0
 Administration fees ..................................       538,169           453,952             55,489 (1)        1,047,610
 Advisory fees ........................................     1,076,339         1,554,275           (535,393) (1)       2,095,221
 Sub-Administration fees ..............................       538,169           310,856            198,585 (1)        1,047,610
 Professional fees ....................................       105,459            50,580            (50,580) (6)         105,459
 Custodian fees .......................................       320,508           108,042           (211,612) (4)         216,938
 Interest expense .....................................       106,570                 0                  0              106,570
 Printing and postage .................................        15,002            20,072                  0               35,074
 Registration costs ...................................       173,864           118,185                  0              292,049
 Transfer agent fees
  Vista Shares ........................................       240,952            29,109            143,232 (5)          413,293
  Premier Shares ......................................       183,407                 0             17,058 (5)          200,465
  Institutional Shares ................................        75,958                 0            (26,902) (5)          49,056
 Trustee fees .........................................        61,233            12,975            (11,112) (7)          63,096
 Amortization of organizational costs .................             0             9,804             (9,804) (6)               0
 Insurance ............................................             0            14,710                  0               14,710
 Other ................................................        48,315            17,186                  0               65,501
                                                           ------------    --------------       --------------      ---------------
    Total expenses ....................................     4,814,936         6,373,750           (123,454)          11,065,232
                                                           ------------    --------------       --------------      ---------------
   Less amounts waived by the Administrator,
  Shareholder Servicing Agents, Adviser and
  Distributor .........................................       983,697           353,536           (971,112) (8)         366,121
                                                           ------------    --------------       --------------      ---------------
   Net expenses .......................................     3,831,239         6,020,214            847,659           10,699,112
                                                           ------------    --------------       --------------      ---------------
   Net investment income ..............................    57,328,140        53,894,872           (847,659)         110,375,353
                                                           ------------    --------------       --------------      ---------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 Realized gain (loss) on investment transactions ......        31,579            59,072                  0               90,651
                                                           ------------    --------------       --------------      ---------------
 Net increase in net assets from operations ...........   $57,359,719       $53,953,944         $ (847,659)        $110,466,004
                                                           ============    ==============       ==============      ===============

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                           PORTFOLIO OF INVESTMENTS
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Alabama--
Alabama Higher Education
  Loan Corp., Student
  Loan Rev., Ser. B,
  Rev., 4.500%, due
  03/01/96                   $1,380,000       $ 1,382,950         $    --           $    --          $1,380,000       $ 1,382,950
Birmingham, Alabama,
  Ser. 1992-A, FRDN,
  3.625%, due 09/06/95        6,300,000         6,300,000              --                --           6,300,000         6,300,000
Warrants, Ser. A, FRDN,
  3.600%, due 09/06/95        3,000,000         3,000,000              --                --           3,000,000         3,000,000
Birmingham, University
  of Alabama General RB
  Series 3.550%, due
  09/06/95                       --                --                  --            5,700,000                0         5,700,000
Mcintosh, Al.,
  Industrial Dev. Bd.
  Solid Waste Disp.,
  CIBA-Geigy Corp.,
  FRDN, 3.750%, due
  09/06/95                    1,000,000         1,000,000              --                --           1,000,000         1,000,000
St. Clair County Alabama
  Industrial Development
  Board, FRDN, 3.650%,
  due 09/06/95                1,500,000         1,500,000              --                --           1,500,000         1,500,000
                                              -----------                            ---------                        -----------
                                               13,182,950                            5,700,000                         18,882,950
                                              -----------                            ---------                        -----------
Alaska--
Valdez Alaska Marine
  Terminal, Exxon
  Pipeline Project, CP,
  3.750%, due 10/10/95        4,000,000         4,000,000              --                --           4,000,000         4,000,000
Valdez City Marine
  Terminal Revenue RFB
  ARCO Transportation
  Alaska, Inc. Project
  Series 1994A (Atlantic
  Richfield) 3.800%, due
  11/13/95                       --                --              4,900,000         4,900,000        4,900,000         4,900,000
                                               ----------                            ---------                        -----------
                                                4,000,000                            4,900,000                          8,900,000
                                               ----------                            ---------                        -----------
Arizona--
Apache County, Arizona
  IDA, Tucson Electric
  Power Co., 83-B FRDN,
  3.700%, due 09/06/95        5,000,000         5,000,000              --                --           5,000,000         5,000,000
Apache County IDA, IDR
  RB Tucson Electric
  Power Co. Springville
  Project Series 1985A
  (Barclays Bank PLC)
  FRDN 3.650%, due
  09/06/95                       --                --              1,300,000         1,300,000        1,300,000         1,300,000
Arizona State
  Transportation Board
  Highway Rev.,
  8.000%, due 07/01/96        1,000,000         1,052,140              --                --           1,000,000         1,052,140
Maricopa County School
  District TANS Series
  1995 4.500%, due
  07/31/96                       --                --              9,000,000         9,040,625        9,000,000         9,040,625
Phoenix Arizona IDA
  Multifamily Housing,
  Southwest Housing,
  FRDN, 3.550%, due
  09/06/95                    3,000,000         3,000,000              --                --           3,000,000         3,000,000
Paradise Shadows
  Apartments, FRDN,
  3.550%, due 09/06/95        1,950,000         1,950,000              --                --           1,950,000         1,950,000

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Pima County Arizona IDA,
  Tucson Electric, Ser.
  A, FRDN, 3.550%, due
  09/06/95                  $ 2,700,000       $ 2,700,000         $    --           $   --          $ 2,700,000       $ 2,700,000
Tucson Electric Power
  Project, 1983 Ser. A,
  FRDN, 3.625%, due
  09/06/95                    1,200,000         1,200,000              --               --             1,200,000        1,200,000
Pima County IDA,
  Industrial Development
  RB: Tucson Electric
  Power Co.: General
  Project Series
  1982A FRDN 3.600%, due
  09/06/95                       --                --              3,000,000         3,000,000         3,000,000        3,000,000
Irvington Series 1982A
  FRDN 3.650%, due
  09/06/95                       --                --              1,000,000         1,000,000         1,000,000        1,000,000
 Tucson Retirement
  Center Series
  1988 FRDN 3.700%, due
  09/06/95                       --                --              4,100,000         4,100,000         4,100,000        4,100,000
                                             ------------                          -----------                        -----------
                                               14,902,140                           18,440,625                         33,342,765
                                             ------------                          -----------                        -----------
Arkansas--
Hope Arkansas Solid
  Waste Disposal Rev.,
  Temple-Inland Forest
  Products, Rev., CP
  3.850%, due 09/12/95        4,000,000         4,000,000              --               --             4,000,000        4,000,000
The Board of Trustees of
  the University of
  Arkansas Various
  Facility UAMS Campus
  RB FRDN 3.600%, due
  09/06/95                       --                --              9,000,000         9,000,000         9,000,000        9,000,000
                                             ------------                          -----------                        -----------
                                                4,000,000                            9,000,000                         13,000,000
                                             ------------                          -----------                        -----------
California--
California Higher
  Education Lending
  Authority, Ser. A,
  FRDN, 3.550%, due
  09/06/95                    1,600,000         1,600,000              --               --             1,600,000        1,600,000
California Higher
  Education Loan
  Authority, Ser. A,
  Rev., 4.350%, due
  05/01/96                    1,500,000         1,500,000              --               --             1,500,000        1,500,000
California Higher
  Education Loan
  Authority Series 1987
  FRDN 3.650%, due
  09/06/95                       --                --              2,000,000         2,000,000         2,000,000        2,000,000
Ca., Pol., Ctrl., Fin.,
  Auth., Solid Waste
  Dis, Shell Oil Co.
  Martinez Project FRDN,
  3.900%, due 09/01/95          200,000           200,000              --               --               200,000          200,000
California School Cash
  Reserve Program
  Authority Pool, Ser.
  A, Rev., 4.750%, due
  07/03/96                    2,000,000         2,016,107              --               --             2,000,000        2,016,107
California State Rev.
  Anticipation Warrants,
  Ser. C, 5.750%, due
  04/25/96                   11,500,000        11,641,642              --               --            11,500,000       11,641,642
California Statewide
  Communities
  Development Corp.,
  FRDN, 3.400%, due
  09/06/95                    2,460,000         2,460,000              --               --             2,460,000        2,460,000

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
California Student
  Education Loan
  Marketing Corp.
  Student Loan Revenue
  RFB Series 1993A
  (Dresdner Bank A.G.)
  3.650%, due 09/07/95     $    --           $    --               $7,000,000       $7,000,000       $7,000,000       $7,000,000
Contra Costa County
  California, TRAN,
  4.500%, due 07/03/96       2,000,000         2,013,703               --               --            2,000,000        2,013,703
Foothill/Eastern
  Transportation
  Corridor Agency
  California FRDN, Toll
  Road, Ser. C, 3.300%,
  due 09/06/95               1,200,000         1,200,000               --               --            1,200,000        1,200,000
 Series 1995B (Morgan
  Guaranty Trust Co.)
  FRDN 3.350%, due
  09/07/95                       --                --               2,500,000        2,500,000        2,500,000        2,500,000
 Series 1995C (Credit
  Suisse) FRDN 3.300%,
  due 09/07/95                   --                --               5,000,000        5,000,000        5,000,000        5,000,000
Fremont California
  Multifamily Housing,
  Mission Wells Project,
  Ser. E, FRDN, 3.650%,
  due 09/06/95               1,900,000         1,900,000               --               --            1,900,000        1,900,000
Fremont California,
  Building & Equipment
  Financing Project,
  COP, FRDN 3.700%, due
  09/06/95                     400,000           400,000               --               --              400,000          400,000
Irvine Improvement Board
  Act 1915 Assignment
  District No. 8 9-10
  Series 1990 Updates
  (National Westminster
  Bank PLC) FRDN 3.350%,
  due 09/01/95                   --                --                  30,000           30,000           30,000           30,000
Lancaster California
  Multifamily, Mercury
  S&L, Gangi Builders,
  Inc., FRDN, 4.050%,
  due 09/06/95               1,100,000         1,100,000               --               --            1,100,000        1,100,000
L.A. Ca. Regional
  Airports Imp. Corp.,
  American Airlines,
  L.A. International
  FRDN, 3.500%, due
  09/04/95                   1,400,000         1,400,000               --               --            1,400,000        1,400,000
Los Angeles California
  Union School District,
  TRAN, 4.500%, due
  07/03/96                   3,000,000         3,019,344               --               --            3,000,000        3,019,344
Los Angeles County,
  California
  Metropolitan
  Transportation
  Authority FRDN,
  3.550%, due 09/06/95       2,000,000         2,000,000               --               --            2,000,000        2,000,000
Madera County California
  IDA, Regency
  Thermographers, FRDN,
  3.700%, due 09/06/95       1,840,000         1,840,000               --               --            1,840,000        1,840,000
Three Valleys Municipal
  Water District,
  Miramar Water
  Treatment, FRDN,
  3.625%, due 09/06/95         600,000           600,000               --               --              600,000          600,000
Oakland HFA, Multifamily
  Rental Revenue RB
  Skyline Hills
  Association 3.400%,
  due 09/07/95                   --                --               3,300,000        3,300,000        3,300,000        3,300,000

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
San Diego City HFA,
  Multifamily Revenue
  Demand Bonds Market
  Street Square
  Apartments Project
  Series 1985 Issue G
  (Barclays Bank PLC)
  3.650%, due 09/06/95       $   --           $     --            $ 1,500,000       $ 1,500,000      $ 1,500,000      $ 1,500,000
                                              -----------                           -----------                       -----------
                                               34,890,796                            21,330,000                        56,220,796
                                              -----------                           -----------                       -----------
Colorado--
Colorado HFA, Sisters of
  Charity Health Care
  Systems Series 1992A
  ARTS (SPA-Toronto
  Dominion Bank) 3.550%,
  due 09/07/95                   --                --               2,000,000         2,000,000        2,000,000        2,000,000
Colorado State General
  Fund Revenue TRANS
  Series 1995 4.500%,
  due 06/27/96                   --                --              11,200,000        11,274,976       11,200,000       11,274,976
                                              -----------                           -----------                       -----------
                                                   --                                13,274,976                        13,274,976
                                              -----------                           -----------                       -----------
Connecticut--
Waterbury Connecticut,
  RAN, 4.600%, due
  09/12/95                   3,000,000          3,000,530              --                --            3,000,000        3,000,530
Connecticut State
  Development Authority
  PCR, Connecticut Light
  & Power Co. Project A
  (Deutsche Bank A.G.)
  3.550%, due 09/06/95           --                --               3,000,000         3,000,000        3,000,000        3,000,000
                                              -----------                           -----------                       -----------
                                                3,000,530                             3,000,000                         6,000,530
                                              -----------                           -----------                       -----------
District of Columbia--
District of Columbia GO
  RFB
  Series 1992: 3.700%,
  due 09/01/95                   --                --               3,300,000         3,300,000        3,300,000        3,300,000
 A-2 (Bank of Nova
  Scotia) 3.700%, due
  09/01/95                       --                --               2,000,000         2,000,000        2,000,000        2,000,000
 A-3 (Toronto Dominion
  Bank) 3.700%, due
  09/01/95                       --                --               3,700,000         3,700,000        3,700,000        3,700,000
 A-5 (Bank of Nova
  Scotia) 3.700%, due
  09/01/95                       --                --               5,900,000         5,900,000        5,900,000        5,900,000
                                              -----------                           -----------                       -----------
                                                   --                                14,900,000                        14,900,000
                                                                                    -----------                       -----------
Florida--
Broward County, Florida
  Housing Finance
  Authority, Palm Aire-
  Oxford FRDN, 4.150%,
  due 09/06/95               3,600,000          3,600,000              --                --            3,600,000        3,600,000
Florida Housing Finance
  Agency, Blairstone
  FRDN, 3.550%, due
  09/06/95                     400,000            400,000              --                --              400,000          400,000
Jacksonville Florida
  Electric Authority,
  St. Johns River Power
  Park System, Rev.,
  8.250%, due 10/01/95       1,000,000          1,002,967              --                --            1,000,000        1,002,967
Jacksonville Florida
  Industrial
  Development, Trailer
  Marine Crowley
  Project, FRDN, 3.800%,
  due 09/06/95               1,000,000          1,000,000              --                --            1,000,000        1,000,000

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Jacksonville City PCR,
  RFB Florida Power &
  Light Co. Project
  Series 1994 3.850%,
  due 11/13/95              $    --           $    --              $2,000,000       $ 2,000,000      $2,000,000       $ 2,000,000
Okaloosa County Revenue
  Gulf Coast Treatment
  Center Project
  Series 1984 3.600%,
  due 09/06/95                   --                --               1,900,000         1,900,000       1,900,000         1,900,000
Orange County, Florida
  Housing Finance
  Authority, Westlake,
  Westlake FRDN, 3.625%,
  due 09/06/95               5,950,000          5,950,000              --                --           5,950,000         5,950,000
Westlake, Windscape
  FRDN, 3.625%, due
  09/06/95                     700,000            700,000              --                --             700,000           700,000
 Orange County HFA
  Housing Revenue
  Multifamily Smokewood/
  Sun 3.650%, due
  09/06/95                       --                --               2,000,000         2,000,000       2,000,000         2,000,000
Orlando Florida
  Utilities Community
  Water & Electric,
  Rev., 8.625%, due
  10/01/95                   3,000,000          3,071,843              --                --           3,000,000         3,071,843
Orlando Utilities
  Commonwealth Water and
  Electric Revenue RB
  U.S. Government
  Securities
  Collateral 8.625%, due
  10/01/95                       --                --               5,000,000         5,118,039       5,000,000         5,118,039
Palm Beach County School
  District TANS Series
  1994 4.750%, due
  09/13/95                       --                --               7,000,000         7,001,434       7,000,000         7,001,434
St. Lucie County Florida
  Pollution Control
  Rev., Florida Power &
  Light Co. 3.700%, due
  11/03/95                   6,500,000          6,500,000                                             6,500,000         6,500,000
Volusia County, Florida
  Housing Finance
  Authority, Sun Pointe
  Apts., Ser. H, FRDN,
  3.550%, due 09/06/95       1,225,000          1,225,000              --                --           1,225,000         1,225,000
                                             ------------                           -----------                       -----------
                                               23,449,810                            18,019,473                        41,469,283
                                             ------------                           -----------                       -----------
Georgia--
Atlanta City Urban RFA,
  Multifamily Rental
  Housing Revenue RFB
  Towers Project Series
  1988A (Sanwa Bank,
  Ltd.) 3.700%, due
  11/01/95                       --                --               8,500,000         8,500,000       8,500,000         8,500,000
Bartow County Georgia
  IDA, Princeton
  Carpets, Inc., FRDN,
  3.750%, due 09/06/95       2,000,000          2,000,000              --                --           2,000,000         2,000,000
Bibb County Development
  Authority
  Environmental
  Improvement Revenue
  1991 IR-1 (Temple
  Inland, Inc.) 3.800%,
  due 09/07/95                   --                --               8,000,000         8,000,000       8,000,000         8,000,000
Cherokee County,
  Georgia, Seaboard
  Forms of Canton, Inc.,
  FRDN,
  3.650%, due 09/06/95       3,000,000          3,000,000              --                --           3,000,000         3,000,000


                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Clayton County, Georgia
  Housing Authority,
  Multifamily Rainwood
  Development FRDN,
  3.825%, due 09/06/95       $2,700,000       $ 2,700,000         $    --          $    --           $2,700,000       $ 2,700,000
Columbus, Georgia
  Development Authority,
  R P Real Estate, Inc.,
  FRDN, 4.100%, due
  09/06/95                       25,000            25,000              --               --               25,000            25,000
Elbert County, Georgia,
  FRDN, 3.750%, due
  09/06/95                    2,200,000         2,200,000              --               --            2,200,000         2,200,000
Fulco Georgia Hospital
  Authority Certificates
  Updates, St Josephs
  Hospital FRDN, 3.800%,
  due 09/06/95                2,500,000         2,500,000              --               --            2,500,000         2,500,000
Georgia State, GO,
  6.250%, due 09/01/95        1,395,000         1,395,000              --               --            1,395,000         1,395,000
Fulton County HFA,
  Multifamily Housing
  Revenue RFB Spring
  Creek Crossing Series
  1994 (Wachovia Bank of
  Georgia, N.A.) 3.650%,
  due 09/06/95                   --                --              5,000,000         5,000,000        5,000,000         5,000,000
Marietta City Housing
  Authority Multifamily
  Housing Revenue RFB
  Apartments Series 1994
  (FNMA) 3.500%, due
  09/06/95                       --                --              4,525,000         4,525,000        4,525,000         4,525,000
Peachtree City, Georgia
  Development Authority,
  Hoshizaki America,
  Inc., FRDN, 3.700%,
  due 09/06/95                2,200,000         2,200,000              --               --            2,200,000         2,200,000
Washington Georgia,
  Wilkes Payroll
  Development Authority,
  Pak Products, Inc.,
  FRDN, 3.950%, due
  09/06/95                    2,130,000         2,130,000              --               --            2,130,000         2,130,000
                                              -----------                          -----------                        -----------
                                               18,150,000                           26,025,000                         44,175,000
                                              -----------                          -----------                        -----------
Idaho--
Idaho State, TAN,
  4.500%, due 06/27/96        4,000,000         4,022,118              --               --            4,000,000         4,022,118
Port Lewiston Port
  Facilities Idaho Rev.,
  Fribourg Investment
  Co., FRDN, 3.940%, due
  09/06/95                    3,800,000         3,800,000              --               --            3,800,000         3,800,000
                                              -----------                          -----------                        -----------
                                                7,822,118                               --                              7,822,118
                                              -----------                          -----------                        -----------
Illinois--
Chicago Illinois O'Hare
  Intl. Airport,
  American Airlines,
  Ser. B, PUT, 3.950%,
  due 09/01/95                5,100,000         5,100,000              --               --            5,100,000         5,100,000
Chicago O'Hare
  International Airport,
  General Airport Second
  Lien RB 3.550%, due
  09/06/95                       --                --              5,500,000         5,500,000        5,500,000         5,500,000
DuPage County Illinois,
  GO, 3.750%, due
  01/01/96                    1,800,000         1,794,162              --               --            1,800,000         1,794,162

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Illinois Development
  Financing Authority
  IRB, Demert &
  Dougherty Inc. Project
  GO, FRDN 3.900%, due
  09/06/95                   $4,900,000       $ 4,900,000         $    --          $    --          $4,900,000       $ 4,900,000
Illinois EFAR, RB Museum
  of Science and
  Industry Series 1985
  3.650%, due 09/06/95           --                --              2,200,000         2,200,000        2,200,000         2,200,000
Illinois HFAR, RB
  Revolving Fund Pooled
  Financing Program
  Series 1985F 3.550%,
  due 09/06/95                   --                --              4,300,000         4,300,000        4,300,000         4,300,000
Illinois State, GO,
  5.250%, due 10/01/95        1,000,000         1,000,981              --               --            1,000,000         1,000,981
Savanna IDR, Metform
  Corp. Project RB
  Series 1994C 3.700%,
  due 09/06/95                   --                --              1,600,000         1,600,000        1,600,000         1,600,000
Southwestern Illinois
  IDA, Robinson Steel
  Co. Inc. Project,
  FRDN, 3.850%, due
  09/06/95                      700,000           700,000              --               --              700,000           700,000
                                              -----------                          -----------                        -----------
                                               13,495,143                           13,600,000                         27,095,143
                                              -----------                          -----------                        -----------

Indiana--
Hammond Development
  Finance Authority PCR,
  RB Amoco Oil Co.
  Project 3.700%, due
  09/01/95                       --                --              7,500,000         7,500,000        7,500,000         7,500,000
Indiana Health Facility
  Financing Authority
  Refunding RB MMM-
  Invest, Inc. Series
  1990A (Banc One
  Indianapolis, N.A.)
  3.650%, due 09/07/95           --                --              3,460,000         3,460,000        3,460,000         3,460,000
Indiana State Employment
  Development, Griner
  Engineering
  Co., FRDN, 3.950%, due
  09/06/95                      200,000           200,000              --               --              200,000           200,000
Metal Services &
  Supply, Inc., FRDN,
  3.950%, due 09/06/95          200,000           200,000              --               --              200,000           200,000
Mobel Project, FRDN,
  3.950%, due 09/06/95          100,000           100,000              --               --              100,000           100,000
Southern Indiana
  Rehabilitation
  Services, Inc., FRDN,
  3.950%, due 09/06/95          100,000           100,000              --               --              100,000           100,000
Triangle Ventures
  Project, FRDN, 3.950%,
  due 09/06/95                  175,000           175,000              --               --              175,000           175,000
Lafayette City EDR, RFB
  Health Quest Realty XI
  Project Series 1993
  3.650%, due 09/07/95           --                --              2,605,000         2,605,000        2,605,000         2,605,000
Muncie City EDR, RFB
  Health Quest Realty
  Project Series 1993
  3.650%, due 09/07/95           --                --              1,075,000         1,075,000        1,075,000         1,075,000

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Sullivan City PCR, RB
  Hoosier Energy Rural
  Electric Cooperative,
  Inc. Series 1985L-4
  (National Rural
  Utilities Cooperative
  Finance 3.750%, due
  10/25/95                  $    --           $     --             $2,200,000       $ 2,200,000      $2,200,000       $ 2,200,000
                                             ------------                           -----------                       -----------
                                                  775,000                            16,840,000                        17,615,000
                                             ------------                           -----------                       -----------
Iowa--
Iowa School Corporations
  Warrant Certificates,
  Cash Anticipation
  Program, Ser. A, Rev.,
  4.750%, due 06/28/96       2,200,000          2,215,820              --                --           2,200,000         2,215,820
 Ser. B, Rev., 5.750%,
  due 02/01/96               2,000,000          2,005,986              --                --           2,000,000         2,005,986
                                             ------------                           -----------                       -----------
                                                4,221,806                                --                             4,221,806
                                             ------------                           -----------                       -----------
Kentucky--
Carroll County, Kentucky
  IDA, Kentucky Ladder
  Co., FRDN, 3.850%, due
  09/06/95                   1,500,000          1,500,000              --                --           1,500,000         1,500,000
Clark County PCR, East
  Kentucky Power
  Cooperative, Inc.
  Project 4.150%, due
  10/15/95                       --                --               3,000,000         2,999,817       3,000,000         2,999,817
                                             -------------                          -----------                       -----------
                                                1,500,000                             2,999,817                         4,499,817
                                             -------------                          -----------                       -----------
Louisiana--
Louisiana State Recovery
  District Sales Tax
  Rev., FRDN, 3.500%,
  due 09/01/95               2,500,000          2,500,000              --                --           2,500,000         2,500,000
South La Port Commercial
  Marine Terminal
  Facilities Revenue RB
  Project Series 1991
  (Credit Suisse)
  3.600%, due 09/06/95           --                --               2,700,000         2,700,000       2,700,000         2,700,000
                                             ------------                           -----------                       -----------
                                                2,500,000                             2,700,000                         5,200,000
                                             ------------                           -----------                       -----------
Maine--
Lewiston, Maine, Geiger
  Brothers Project,
  FRDN, 3.950%, due
  09/30/95                   3,575,000          3,575,000              --                --           3,575,000         3,575,000
Maine State, TAN,
  4.500%, due 06/28/96       5,000,000          5,029,750              --                --           5,000,000         5,029,750
Portland, Maine,
  Oakhurst Dairy, FRDN,
  4.100%, due 09/30/95       1,700,000          1,700,000              --                --           1,700,000         1,700,000
Regional Waste Systems,
  Inc., Ser. K, FRDN,
  3.750%, due 09/06/95       1,500,000          1,500,000              --                --           1,500,000         1,500,000
                                             ------------                            -----------                      -----------
                                               11,804,750                                --                            11,804,750
                                             ------------                            -----------                      -----------
Maryland--
Annapolis, Maryland,
  Forest-Gemini
  Facility, FRDN,
  4.000%, due 09/06/95         700,000            700,000              --                --             700,000           700,000
Anne Arundel County,
  Maryland, FRDN,
  3.750%, due 09/06/95       2,000,000          2,000,000              --                --           2,000,000         2,000,000

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Baltimore County
  Maryland, Economic West
  Capital, Ser. B, CP,
  3.900%, due 10/02/95       $3,000,000       $ 3,000,000         $    --            $   --          $3,000,000       $ 3,000,000
Baltimore County,
  Maryland Pollution
  Control, Baltimore Gas
  & Electric Co.,
  3.700%, due 10/04/95        7,000,000         7,000,000              --                --           7,000,000         7,000,000
Baltimore County,
  Maryland, Sheppard &
  Enoch Pratt Hospital,
  FRDN, 3.550%, due
  09/06/95                    1,700,000         1,700,000              --                --           1,700,000         1,700,000
Howard County, Maryland,
  Owen Brown Joint
  Facilities, FRDN,
  4.000%, due 09/06/95          300,000           300,000              --                --             300,000           300,000
Maryland State Board of
  Environmental Resource
  Recovery, Colstrip
  Project, FRDN, 3.650%,
  due 09/06/95                1,000,000         1,000,000              --                --           1,000,000         1,000,000
Prince George's County,
  Maryland, Parsons
  Paper, CP, 4.000%, due
  09/06/95                    1,700,000         1,700,000              --                --           1,700,000         1,700,000
Baltimore PCR
  Multi-Modal SCM
  Plants, Inc. Project
  Series 1993 3.550%,
  due 09/07/95                   --                --              3,500,000         3,500,000        3,500,000         3,500,000
Baltimore Series 1986
  Pre-refunded U.S.
  Government Securities
  Collateral 6.500%, due
  08/01/96                       --                --              1,150,000         1,201,132        1,150,000         1,201,132
                                              -----------                           ----------                        -----------
                                               17,400,000                            4,701,132                         22,101,132
                                              -----------                           ----------                        -----------
Massachusetts--
Massachusetts Bay
  Transportation
  Authority, Ser. A,
  Rev., 5.500%, due
  03/01/96                    3,000,000         3,012,859              --                --           3,000,000         3,012,859
 Ser. B, GO, 4.750%, due
  09/06/96                    5,000,000         5,035,950              --                --           5,000,000         5,035,950
Massachusetts State
  Health & Educational
  Facilities Authority
  FRDN, 3.550%, due
  09/06/95                    1,300,000         1,300,000              --                --           1,300,000         1,300,000
Massachusetts State
  Industrial Financing
  Agency, Catamount
  Realty Trust, FRDN,
  4.100%, due 09/30/95        1,300,000         1,300,000              --                --           1,300,000         1,300,000
 ZBR Ltd. Partnership
  Issue, FRDN, 3.750%,
  due 09/06/95                3,500,000         3,500,000              --                --           3,500,000         3,500,000
Massachusetts State UTGO
  Series 1995A 4.250%,
  due 06/12/96                   --                --              8,625,000         8,646,557        8,625,000         8,646,557
Taunton Massachusetts
  IDA, Realty Trust IX
  Project, FRDN, 4.100%,
  due 09/30/95                2,485,000         2,485,000              --                --           2,485,000         2,485,000
                                              -----------                           ----------                        -----------
                                               16,633,809                            8,646,557                         25,280,366
                                              -----------                           ----------                        -----------

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Michigan--
Allegan County, Michigan
  Economic Development
  Corp., Dean Foods Co.
  FRDN, 3.750%, due
  09/06/95                   $2,000,000       $ 2,000,000          $   --            $   --          $2,000,000       $ 2,000,000
Dearborn Michigan
  Economic Development
  Corp., Oakbrook Common
  Proj., FRDN, 3.650%,
  due 09/06/95                8,300,000         8,300,000              --                --           8,300,000         8,300,000
Farmington Hills,
  Michigan Economic
  Development Corp.,
  Carrefour, FRDN,
  3.825%, due 09/06/95        3,025,000         3,025,000              --                --           3,025,000         3,025,000
Grand Rapids, Michigan
  Economic Development
  Corp., Amway Hotel,
  FRDN, 3.650%, due
  09/06/95                    1,300,000         1,300,000              --                --           1,300,000         1,300,000
Jackson County, Michigan
  Economic Development
  Corp., Melling Tool
  Project, FRDN, 3.700%,
  due 09/06/95                  400,000           400,000              --                --             400,000           400,000
Michigan Municipal Bond
  Authority Revenue
  Series 1995B 4.500%,
  due 07/03/96                   --                --              4,750,000         4,776,265        4,750,000         4,776,265
Michigan State Strategic
  Fund IDA, Michigan
  Sugar Co., Croswell
  Project, FRDN, 3.750%,
  due 09/06/95                2,000,000         2,000,000              --                --           2,000,000         2,000,000
Michigan State Strategic
  Fund, Lex Controls,
  Inc. Project, FRDN,
  3.850%, due 09/06/95        2,000,000         2,000,000              --                --           2,000,000         2,000,000
Michigan State, GO,
  5.000%, due 09/29/95        3,000,000         3,002,077              --                --           3,000,000         3,002,077
                                             ------------                          -----------                        -----------
                                               22,027,077                            4,776,265                         26,803,342
                                             ------------                          -----------                        -----------
Minnesota--
Becker Minnesota
  Pollution Control
  Rev., Northern State
  Power Co., Ser. A, CP,
  3.800%, due 09/06/95        5,000,000         5,000,000              --                --           5,000,000         5,000,000
Bloomington, Minnesota
  Port Authority, Mall
  of America Project,
  FRDN, 3.800%, due
  09/06/95                    2,000,000         2,000,000              --                --           2,000,000         2,000,000
Minnesota School
  Districts Tax & Aid
  Anticipation Borrowing
  Progress Rev., 5.100%,
  due 03/15/96                2,000,000         2,002,031              --                --           2,000,000         2,002,031
Saint Louis Park,
  Minnesota Industrial
  Development, Unicare
  Home, Inc., FRDN,
  3.800%, due 09/30/95          600,000           600,000              --                --             600,000           600,000
Duluth City Miller Dwan
  Medical Center Revenue
  RB Series 1989A
  3.650%, due 09/07/95           --                --              6,300,000         6,300,000        6,300,000         6,300,000

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Rochester Health Care
  Facilities RB Mayo
  Foundation/Mayo
  Medical Center 3.600%,
  due 09/05/95              $    --           $     --             $2,100,000       $ 2,100,000      $2,100,000       $ 2,100,000
                                              -----------                           -----------                       -----------
                                                9,602,031                             8,400,000                        18,002,031
                                              -----------                           -----------                       -----------
Mississippi--
Mississippi Business
  Finance Corp., Air
  Cruisers Project, Ser.
  C, FRDN, 3.900%, due
  09/06/95                     300,000            300,000              --                --             300,000           300,000
                                              -----------                          -----------                        -----------
Missouri--
Independence, Missouri
  IDA, Multifamily
  Housing, Independence
  Ridge Apts., FRDN,
  3.550%, due 09/06/95       1,600,000          1,600,000              --                --           1,600,000         1,600,000
Kansas City, Missouri
  IDA, Multifamily
  Housing, Locarno
  Project, FRDN, 3.550%,
  due 09/06/95               1,700,000          1,700,000              --                --           1,700,000         1,700,000
Kansas City IDA,
  Multifamily Housing RB
  The Willow Creek
  Multifamily Housing
  Project Series 1985
  (Citibank, N.A.)
  3.550%, due 09/05/95           --                --               5,000,000         5,000,000       5,000,000         5,000,000
Macon, Missouri IDA,
  Health Care Realty,
  FRDN, 4.050%, due
  09/06/95                   1,000,000          1,000,000              --                --           1,000,000         1,000,000
Missouri State Health &
  Educational Facilities
  Authority, St.
  Anthony's Medical
  Center, Ser. A, FRDN,
  3.550%, due 09/06/95       2,900,000          2,900,000              --                --           2,900,000         2,900,000
 Washington University
  Project, Ser. A, FRDN,
  3.550%, due 09/06/95       3,800,000          3,800,000              --                --           3,800,000         3,800,000
Missouri State Health &
  Educational Facilities
  Authority Health
  Facilities SSM Health
  Care Series 1988C
  (Mitsubishi Bank,
  Ltd.) 3.750%, due
  10/24/95                       --                --               7,100,000         7,100,000       7,100,000         7,100,000
Missouri State
  Industrial Development
  Board, Kawasaki Motors
  Mfg. Co., FRDN,
  3.850%, due 09/06/95       3,600,000          3,600,000              --                --           3,600,000         3,600,000
St. Charles County IDA,
  Industrial Development
  Revenue RFB Venture
  Stores Project Series
  1991 (Bank of Nova
  Scotia) 3.650%, due
  09/06/95                       --                --               2,000,000         2,000,000       2,000,000         2,000,000
                                             ------------                           -----------                       -----------
                                               14,600,000                            14,100,000                        28,700,000
                                             ------------                           -----------                       -----------

                      See notes to financial statements.
                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Montana--
Montgomery County,
  Montana Housing
  Opportunity
  Commission, Draper
  Lane FRDN, 3.750%, due
  09/06/95                   $1,100,000        $1,100,000          $   --           $   --           $1,100,000       $1,100,000
Osage Beach Montana,
  IDA, Health Care
  Realty Osage, FRDN,
  4.000%, due 09/30/95        1,000,000         1,000,000              --               --            1,000,000        1,000,000
                                              -----------                           ----------                       -----------
                                                2,100,000                               --                             2,100,000
                                              -----------                           ----------                       -----------
Nevada--
Nevada State Department
  of Community
  Industrial
  Development, Kinplex
  Project, Ser. A, FRDN,
  4.000%, due 09/06/95          650,000           650,000              --               --              650,000          650,000
 Master-Halco Proj. Ser.
  A, FRDN, 4.000%, due
  09/06/95                    4,100,000         4,100,000              --               --            4,100,000        4,100,000
                                              -----------                           ----------                       -----------
                                                4,750,000                               --                             4,750,000
                                              -----------                           ----------                       -----------
New Hampshire--
Nashua, New Hampshire,
  Clocktower Project,
  FRDN, 3.750%, due
  09/06/95                    1,500,000         1,500,000              --               --            1,500,000        1,500,000
New Hampshire State
  Business Financing
  Authority Industrial
  Facilities, FRDN,
  3.950%, due 09/06/95        2,000,000         2,000,000              --               --            2,000,000        2,000,000
New Hampshire State
  Housing Finance
  Authority,
  Multifamily,
  Manchester, FRDN,
  3.700%, due 09/06/95          500,000           500,000              --               --              500,000          500,000
                                              -----------                           ----------                       -----------
                                                4,000,000                               --                             4,000,000
                                              -----------                           ----------                       -----------
New Mexico--
Albuquerque City
  Municipal Gross
  Receipts Tax
  Adjustable Tender RB
  3.600%, due 09/06/95           --                --              1,500,000         1,500,000        1,500,000        1,500,000
                                             ------------                           ----------                       -----------

New York--
East Meadow UFSD TANS
  Series 1995 4.250%,
  due 06/27/96                   --                --              6,800,000         6,832,226        6,800,000        6,832,226
Hempstead Town New York,
  Ser. A, BAN, 5.250%,
  due 03/01/96                3,000,000         3,009,642              --               --            3,000,000        3,009,642
Metropolitan
  Transportation
  Authority of New York,
  Ser. A, RAN, 5.500%,
  due 12/14/95                2,500,000         2,507,517              --               --            2,500,000        2,507,517
Nassau County, New York,
  Ser. C, TAN, 5.400%,
  due 09/28/95                3,000,000         3,002,547              --               --            3,000,000        3,002,547
New York City, New York
  Municipal Water
  Financing Authority,
  Ser. C, FRDN, 3.350%,
  due 09/01/95                  700,000           700,000              --               --              700,000          700,000

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Water & Sewer Systems,
  Ser. A, FRDN, 3.600%,
  due 09/01/95              $ 4,000,000       $ 4,000,000         $    --           $    --          $ 4,000,000      $ 4,000,000
New York City, New York,
  Ser. A, TAN, 4.500%,
  due 02/15/96               10,000,000        10,030,355              --                --           10,000,000       10,030,355
 Ser. A, RAN, 4.500%,
  due 04/11/96                5,000,000         5,018,266              --                --            5,000,000        5,018,266
 Ser. B through Sub-Ser.
  B-8, GO, FRDN 3.600%,
  due 09/06/95                1,300,000         1,300,000              --                --            1,300,000        1,300,000
 Ser. C through Sub-Ser.
  C-4, GO, FRDN 3.500%,
  due 09/01/95                3,100,000         3,100,000              --                --            3,100,000        3,100,000
 Ser. E-3, GO, FRDN
  3.500%, due 09/01/95        8,500,000         8,500,000              --                --            8,500,000        8,500,000
 Sub-Ser. E-2 GO, FRDN
  3.450%, due 09/01/95          100,000           100,000              --                --              100,000          100,000
 Ser. F-6, GO, FRDN
  3.550%, due 09/06/95          600,000           600,000              --                --              600,000          600,000
West Islip UFSD TANS
  Series 1995 4.570%,
  due 06/27/96                   --                --              2,000,000         2,011,656         2,000,000        2,011,656
                                              -----------                          -----------                        -----------
                                               41,868,327                            8,843,882                         50,712,209
                                              -----------                          -----------                        -----------
North Carolina--
Durham North Carolina
  Water & Sewer Utility
  Systems Rev., FRDN,
  3.550%, due 09/06/95        1,000,000         1,000,000              --                --            1,000,000        1,000,000
Lenoir County Industrial
  Facilities and
  Pollution Control
  Financing Authority
  IDR, Texasgulf Inc.
  Project Series 1983
  (Bankers Trust Co.)
  4.950%, due 09/07/95           --                --              1,400,000         1,400,000         1,400,000        1,400,000
North Carolina Eastern
  Municipal Power Agency
  Power System RB
  (Morgan Guaranty Trust
  Co. and Union Bank of
  Switzerland): 3.600%,
  due 09/05/95                   --                --              4,800,000         4,800,000         4,800,000        4,800,000
  3.300%, due 09/06/95           --                --              3,500,000         3,500,000         3,500,000        3,500,000
North Carolina
  Industrial Facilities
  & Pollution Control
  Finance Authority,
  Comm. Cable, Inc.,
  PUT, 5.100%, due
  12/01/95                      530,000           530,000              --                --              530,000          530,000
 Jasper Textiles, Inc.,
  PUT, 5.650%, due
  12/01/95                      385,000           385,000              --                --              385,000          385,000
 Nash Brick Co., PUT,
  5.650%, due 12/01/95          715,000           715,000              --                --              715,000          715,000
 Scotland Container
  Corp., PUT, 5.500%,
  due 03/01/96                1,200,000         1,200,000              --                --            1,200,000        1,200,000
 Athol Mfg. Corp PUT,
  5.550%, due 03/01/96        1,250,000         1,250,000              --                --            1,250,000        1,250,000
 University North
  Carolina University.
  Kenan Memorial
  Stadium, FRDN, 3.450%,
  due 09/06/95                3,500,000         3,500,000              --                --            3,500,000        3,500,000

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Wake County North
  Carolina Industrial
  Facilities & Pollution
  Control Financing
  FRDN, 3.650%, due
  09/01/95                   $  900,000        $  900,000         $    --          $     --          $  900,000       $   900,000
                                               ----------                          -----------                        -----------
                                                9,480,000                            9,700,000                         19,180,000
                                               ----------                          -----------                        -----------
North Dakota--
Fargo North Dakota Sales
  Tax, Rev., 5.000%, due
  01/01/96                    1,000,000         1,004,169              --               --            1,000,000         1,004,169
                                               ----------                          -----------                        -----------
Ohio--
Butler County Ohio
  Hospital Facilities,
  Middletown Regional
  Hospital Project Rev.,
  8.250%, due 11/01/95        1,000,000         1,037,480              --               --            1,000,000         1,037,480
Clermont County Ohio
  Hospital Facilities
  Rev., Mercy Health
  Systems, Ser. B, FRDN,
  3.700%, due 09/06/95        1,800,000         1,800,000              --               --            1,800,000         1,800,000
Toledo City Services
  Special Obligations
  Project Series 1995
  3.900%, due 06/01/96           --                --              3,000,000         3,003,071        3,000,000         3,003,071
                                               ----------                          -----------                        -----------
                                                2,837,480                            3,003,071                          5,840,551
                                               ----------                          -----------                        -----------
Oregon--
Klamath Falls City
  Electric RB Salt Caves
  Hydroelectric Project
  Series 1986D Escrowed
  to Maturity
  Pre-refunded U.S.
  Government Securities
  Collateral                     --                --              5,000,000         5,000,000        5,000,000         5,000,000
                                               ----------                          -----------                        -----------
Pennsylvania--
Montgomery County
  (Deutsche Bank A.G.)
  3.850%, due 11/16/95           --                --              3,500,000         3,500,000        3,500,000         3,500,000
Philadelphia,
  Pennsylvania Authority
  for Industrial
  Development FRDN,
  3.850%, due 09/06/95        2,700,000         2,700,000              --               --            2,700,000         2,700,000
Philadelphia,
  Pennsylvania School
  District, TRAN,
  4.500%, due 06/28/96        5,000,000         5,021,805              --               --            5,000,000         5,021,805
Philadelphia TRANS
  Series 1995A 4.500%,
  due 06/27/96                   --                --              4,800,000         4,820,509        4,800,000         4,820,509
                                               ----------                          -----------                        -----------
                                                7,721,805                           13,320,509                         21,042,314
                                               ----------                          -----------                        -----------
South Carolina--
South Carolina Jobs,
  Economic Development
  Authority, Brown
  Packing Co., FRDN,
  3.750%, due 09/06/95           50,000            50,000              --               --               50,000            50,000
 Consolidated
  Fabricators, PUT,
  5.050%, due 12/01/95        1,100,000         1,100,000              --               --            1,100,000         1,100,000
 Edens 321 Partnership,
  FRDN, 3.750%, due
  09/06/95                       50,000            50,000              --               --               50,000            50,000

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Florence Housing
  Project, FRDN, 3.750%,
  due 09/06/95               $2,300,000       $ 2,300,000          $   --           $   --          $2,300,000       $ 2,300,000
 Jewish Community
  Center, FRDN, 3.750%,
  due 09/06/95                  950,000           950,000              --               --              950,000           950,000
 Osmose Wood Preserving,
  FRDN, 3.750%, due
  09/06/95                       85,000            85,000              --               --               85,000            85,000
 Phoenix Finishing Co.,
  FRDN, 3.750%, due
  09/06/95                      200,000           200,000              --               --              200,000           200,000
South Carolina State
  Ports Authority, FRDN,
  3.700%, due 09/06/95        1,000,000         1,000,000              --               --            1,000,000         1,000,000
                                             ------------                          -----------                        -----------
                                                5,735,000                               --                              5,735,000
                                             ------------                          -----------                        -----------
South Dakota--
South Dakota Housing
  Development Authority,
  Homeownership Mortgage
  PUT, 4.950%, due
  12/13/95                    2,000,000         2,000,000              --               --            2,000,000         2,000,000
South Dakota State
  Health & Educational,
  Sioux Valley Hospital,
  FRDN, 3.800%, due
  09/06/95                    2,900,000         2,900,000              --               --            2,900,000         2,900,000
                                             ------------                          -----------                        -----------
                                                4,900,000                               --                              4,900,000
                                             ------------                          -----------                        -----------
Tennessee--
Carter County IDB,
  Industrial Development
  RB Inland Container
  Corp. Project Series
  1983 (Temple Inland,
  Inc.) 3.950%, due
  09/01/95                       --                --              3,000,000         3,000,000        3,000,000         3,000,000
Franklin, Tennessee
  Health & Education,
  Facilities Board
  Industrial Development
  FRDN, 4.000%, due
  09/06/95                    1,065,000         1,065,000              --               --            1,065,000         1,065,000
McMinn County Tennessee
  IRB, Thomas & Betts
  Corp. Project, FRDN,
  3.875%, due 09/06/95        2,400,000         2,400,000              --               --            2,400,000         2,400,000
Shelby County Tennessee
  Health Educational &
  Housing Facilities
  Board Rev., 3.700%,
  due 09/06/95                6,155,000         6,155,000              --               --            6,155,000         6,155,000
Shelby County Health
  Educational and
  Housing Facility Board
  Multifamily Housing
  Revenue RFB Wyndridge
  II Apartments Project
  Series 1994 (Credit
  Suisse) 3.600%, due
  09/06/95                       --                --              7,635,000         7,635,000        7,635,000         7,635,000
Tullahoma Tennessee IDA
  Board, Rock Tennessee
  Converting, FRDN,
  3.900%, due 09/06/95        4,000,000         4,000,000              --               --            4,000,000         4,000,000
                                             ------------                          -----------                        -----------
                                               13,620,000                           10,635,000                         24,255,000
                                             ------------                          -----------                       ------------

                      See notes to financial statements.
                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Texas--
Abilene Texas Health
  Facilities Development
  Corp., Hendrick
  Medical Center Rev.,
  4.400%, due 09/01/95      $   755,000       $   755,000         $    --           $   --           $   755,000      $   755,000
Angelina & Neches River
  Authority, Texas Solid
  Waste Disposal, Temple
  Eastex CP, 3.950%, due
  11/15/95                   10,000,000        10,000,000              --                --           10,000,000       10,000,000
Austin City Combined
  Utility Systems
  Revenue RFB Refunded
  Balance Pre-refunded
  U.S. Government
  Securities Collateral
  10.250%, due 11/15/95          --                --              3,630,000         3,745,060         3,630,000        3,745,060
Bell County Texas, IDA,
  Franklin Industries,
  FRDN, 3.650%, due
  09/06/95                    2,500,000         2,500,000              --                --            2,500,000        2,500,000
Brazos River PCR,
  Monsanto Co. Project
  Series 1990 (Monsanto
  Co.) 3.550%, due
  09/06/95                       --                --              1,100,000         1,100,000         1,100,000        1,100,000
Calhoun County
  Navigation IDA PCR,
  Aluminum Co. of
  America Project
  3.750%, due 09/06/95           --                --              2,575,000         2,575,000         2,575,000        2,575,000
Corsicana, Texas IDA,
  Kent Paper Co., FRDN,
  3.700%, due 09/06/95        1,500,000         1,500,000              --                --            1,500,000        1,500,000
Dallas Texas Waterworks
  & Sewer Improvements,
  Ser. A, Rev., 7.000%,
  due 10/01/95                  885,000           887,585              --                --              885,000          887,585
Greater East Texas
  Higher Education
  Project Series 1992A
  (SLMA) 3.650%, due
  09/07/95                       --                --              2,000,000         2,000,000         2,000,000        2,000,000
Guadalupe-Blanco River
  Authority IDC, IDR RFB
  The BOC Group, Inc.
  Project 3.750%, due
  09/07/95                       --                --              3,000,000         3,000,000         3,000,000        3,000,000
Harris County, Texas
  Health Facilities
  Development Corp. Rev.
  FRDN, 3.600%, due
  09/06/95                    2,900,000         2,900,000              --                --            2,900,000        2,900,000
Harris County, Texas,
  Housing Finance
  Authority, PUT,
  4.200%, due 10/01/95        2,000,000         2,000,000              --                --            2,000,000        2,000,000
Houston Texas Airports,
  CP, 3.850%, due
  09/06/95                    3,000,000         3,000,000              --                --            3,000,000        3,000,000
Houston Texas Hotel
  Occupancy, Houston
  Hotel, Senior Lien,
  Rev., 5.000%, due
  07/01/96                      500,000           504,432              --                --              500,000          504,432
Lone Star Texas Air,
  Improvement Authority,
  American Airlines, CP,
  3.750%, due 09/12/95        6,600,000         6,600,000              --                --            6,600,000        6,600,000
Plano Texas Health
  Facilities, Childrens
  & Presbyterian
  Hospital, CP, 3.300%,
  due 10/11/95                1,100,000         1,100,000              --                --            1,100,000        1,100,000

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------

Port of Corpus Christi
  IDC, IDR RFB Lantana
  Corp. Project Series
  1992 3.650%, due
  09/07/95                   $   --           $    --              $3,085,000       $ 3,085,000      $3,085,000       $ 3,085,000
Red River Authority PCR,
  RFB Southwestern
  Public Service Co.
  Project Series 1991
  ARTS (SPA- Union Bank
  of Switzerland)
  3.450%, due 09/07/95           --                --               5,300,000         5,300,000       5,300,000         5,300,000
San Antonio City Higher
  Education Authority,
  Inc. Educational
  Facilities UTSA Phase
  I Dormitory Project
  Series 1985 (Lloyds
  Bank PLC) 3.750%, due
  09/01/95                       --                --               3,085,000         3,085,000       3,085,000         3,085,000
Shenandoah City HFDC,
  Hospital RB Southwood
  Ltd. Project I Series
  1984 4.104%,
  due 09/07/95                   --                --               4,300,000         4,300,000       4,300,000         4,300,000
Texas Small Business
  Industrial Development
  Corp., Texas Public
  Facilities FRDN,
  3.600%, due 09/06/95       7,500,000          7,500,000              --                --           7,500,000         7,500,000
Texas State, Ser. A,
  TRAN, 4.750%, due
  08/30/96                   5,000,000          5,034,500              --                --           5,000,000         5,034,500
Texas State TRANS Series
  1995A 4.750%, due
  08/30/96                       --                --               5,000,000         5,031,936       5,000,000         5,031,936
                                              -----------                           -----------                       -----------
                                               44,281,517                            33,221,996                        77,503,513
                                              -----------                           -----------                       -----------
Utah--
Davis County School
  District TANS
  Series 1995 4.250%,
  due 06/28/96                   --                --               3,000,000         3,009,226       3,000,000         3,009,226
Emery County Utah PCR
  Rev., Pacificorp
  Proj., CP, 3.100%, due
  09/13/95                   3,000,000          3,000,000              --                --           3,000,000         3,000,000
Intermountain Power
  Agency Utah Power
  Supply Revenue RB
  Series 1985E 3.150%,
  due 09/15/95                   --                --               2,500,000         2,500,000       2,500,000         2,500,000
 Series 1985F 4.150%,
  due 09/15/95                   --                --               1,250,000         1,250,000       1,250,000         1,250,000
Ogden, Utah Industrial
  Development, Boyer
  McKay Dee, FRDN,
  3.850%, due 09/06/95         355,000            355,000              --                --             355,000           355,000
Salt Lake City Utah,
  Pooled Hospital
  Financing Program, CP,
  3.700%, due 11/21/95       5,000,000          5,000,000              --                --           5,000,000         5,000,000
Salt Lake County HFA,
  Elderly Housing
  Revenue RB Sandy
  Retirement Center
  3.750%, due 09/07/95           --                --               4,900,000         4,900,000       4,900,000         4,900,000

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Tooele County, Utah
  Hazardous Waste
  Treatment,
  Westinghouse Electric
  Project, Ser. A, CP,
  3.950%, due 10/17/95       $5,800,000       $ 5,800,000         $     --         $     --          $5,800,000       $ 5,800,000

 Union Pacific, USPCI
  Project A, CP, 4.150%,
  due 11/15/95                3,600,000         3,600,000               --              --            3,600,000         3,600,000
                                             ---------------                          -----------                     -----------
                                               17,755,000                           11,659,226                         29,414,226
                                             ---------------                          -----------                     -----------
Vermont--
Vermont State Student
  Assistance
  Corp., FRDN, 3.700%,
  due 09/06/95                  800,000           800,000               --              --              800,000           800,000
                                             ---------------                          -----------                     -----------

Virginia--
Fairfax County, Virginia
  IDA, Fairfax Hospital,
  FRDN, 3.650%, due
  09/06/95                    1,000,000         1,000,000               --              --            1,000,000         1,000,000
Prince William County
  Virginia Lease
  Partnership
  Certificates, COP,
  4.000%, due 12/01/95          400,000           400,269               --              --              400,000           400,269
                                             ---------------                          -----------                     -----------
                                                1,400,269                               --                              1,400,269
                                             ---------------                          -----------                     -----------
Washington--
Port Kalama, Washington
  Public Corporation,
  Conagra, Inc., FRDN,
  3.450%, due 09/06/95        1,400,000         1,400,000               --              --            1,400,000         1,400,000
Seattle Washington
  Municipal Light &
  Power, Ser. B, CP,
  3.250%, due 09/05/95        4,000,000         4,000,000               --              --            4,000,000         4,000,000
Tacoma Washington
  Electric Systems Rev.,
  6.750%, due 01/01/96        1,000,000         1,010,230               --              --            1,000,000         1,010,230
                                             ---------------                          -----------                     -----------
                                                6,410,230                               --                              6,410,230
                                             ---------------                          -----------                     -----------
West Virginia--
Marion County, West
  Virginia County
  Community Solid Waste
  Disposal Facility
  FRDN, 3.800%, due
  09/06/95                    1,300,000         1,300,000               --              --            1,300,000         1,300,000
West Virginia Public
  Energy, Morgantown
  Association Project,
  FRDN, 3.200%, due
  09/13/95                    2,000,000         2,000,000               --              --            2,000,000         2,000,000
                                             ---------------                          -----------                     -----------
                                                3,300,000                               --                              3,300,000
                                             ---------------                          -----------                     -----------
Wisconsin--
Alma Wisconsin Pollution
  Control, Dairyland
  Power Corp., FRDN,
  3.800%, due 09/06/95        5,600,000         5,600,000               --              --            5,600,000         5,600,000
Grand Chute, Wisconsin
  Industrial Revenue,
  Kent Paper Co., FRDN,
  3.700%, due 09/06/95        1,440,000         1,440,000               --              --            1,440,000         1,440,000

                      See notes to financial statements.
                       VISTA TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                               Vista                                Hanover                           Pro-Forma
                              Tax Free           Vista              Tax Free          Hanover         Combined         Pro-Forma
                             Principal          Tax Free           Principal         Tax Free         Principal        Combined
Issuer                         Amount            Value               Amount            Value           Amount            Value
 ------------------------    -----------   -----------------     ---------------    -------------    -------------    -------------
Lacrosse, Industrial
  Development, Dairyland
  Power Coop Project,
  FRDN, 3.800%, due
  09/06/95                   $1,900,000       $  1,900,000        $    --          $    --          $ 1,900,000     $  1,900,000
Menomonee Falls
  Wisconsin IDA, Butler
  Paper Co. Project,
  Rev., 3.650%, due
  09/06/95                    2,000,000          2,000,000             --               --             2,000,000        2,000,000
Milwaukee Revenue School
  Order Notes Series
  1995B 4.500%, due
  08/22/96                       --                --               6,000,000         6,028,288        6,000,000        6,028,288
Milwaukee Wisconsin,
  Housing Authority,
  Yankee Hill
  Apartments, FRDN,
  3.550%, due 09/06/95        1,500,000          1,500,000             --               --             1,500,000        1,500,000
Wisconsin State Health &
  Educational Updates,
  Alexian Village
  Milwaukee Inc., CP,
  3.850%, due 11/21/95        2,500,000          2,500,000             --               --             2,500,000        2,500,000
Wisconsin State
  Operating Notes, GO,
  4.500%, due 06/17/96        3,800,000          3,820,720             --               --             3,800,000        3,820,720
                                             ---------------                          -----------                     -----------
                                                18,760,720                            6,028,288                        24,789,008
                                             ---------------                          -----------                     -----------
Wyoming--
Rock Springs, Wyoming
  Industrial
  Development, Safeway,
  Inc. Project, PUT,
  3.850%, due 03/01/96        2,475,000          2,475,000             --               --             2,475,000        2,475,000
 PUT, 4.500%, due
  09/01/95                    2,475,000          2,475,000             --               --             2,475,000        2,475,000
Sweetwater County
  Wyoming, Environmental
  Improvement, Pacific
  Corp. CP, 3.650%, due
  10/03/95                    1,480,000          1,480,000             --               --             1,480,000        1,480,000
Green River City PCR, RB
  Texasgulf Project
  Series 1984 2.900%,
  due 09/07/95                   --                --               1,800,000         1,800,000        1,800,000        1,800,000
                                             ---------------                          -----------                     -----------
                                                 6,430,000                            1,800,000                         8,230,000
                                             ---------------                          -----------                     -----------
Mutual Funds: Aim Tax
  Free Inv. Tr.                  --                --              12,596,000        12,596,000       12,596,000       12,596,000
                                             ---------------                          -----------                     -----------
Total Investments                             $435,412,477                         $323,661,817                      $759,074,294
                                             ===============                          ===========                     ===========

  BAN  = Bond Anticipation Note
  COP  = Certificate of Participation
  CP   = Commercial Paper
  GO   = General Obligation
  IDA  = Industrial Development Authority
  PCR  = Pollution Control Revenue
  RAN  = Revenue Anticipation Note
  Rev. = Revenue Bond
  TAN  = Tax Anticipation Note
  TRAN = Tax and Revenue Anticipation Note
  FRDN = Floating Rate Demand Notes: The maturity date shown is the next interest reset date; the rate shown is the rate in effect at August 31, 1995.

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                                   8/31/95
                                 (Unaudited)

                                                          Vista             Hanover          Pro-Forma         Pro-Forma
                                                      Tax Free MMF       Tax Free MMF       Adjustments        Combined
                                                     ---------------   ---------------    --------------    ---------------
ASSETS:
 Investment securities, at value                      $435,412,477       $323,661,817          $   0         $759,074,294
 Cash                                                       46,802          5,369,091              0            5,415,893
 Receivables
  Interest                                               2,792,413          2,014,870              0            4,807,283
  Shares of beneficial interest sold                       418,787                  0              0              418,787
 Other assets                                                    0                125              0                  125
                                                        -------------     -------------      ------------     -------------
   Total assets                                        438,670,479        331,045,903              0          769,716,382
                                                        -------------     -------------      ------------     -------------
LIABILITIES:
 Payable for investment securities purchased            13,611,812          5,032,550              0           18,644,362
 Dividends payable                                         787,678            880,953              0            1,668,631
 Accrued liabilities:
  Administration fee                                        19,106             15,643              0               34,749
  Advisory fee                                              38,214             34,700              0               72,914
  Professional fee                                               0            (17,964)             0              (17,964)
  Trustee fee                                                    0               (789)             0                 (789)
  Printing fee                                                   0              4,253              0                4,253
  Transfer payable                                               0              1,612              0                1,612
  Registration fee payable                                       0             19,270              0               19,270
  Custodian fees                                            72,592             45,465              0              118,057
  Distribution fee                                          42,171                  0              0               42,171
  Fund servicing fees                                       14,550             11,872              0               26,422
  Shareholder servicing fees                                57,288            101,207              0              158,495
  Sub-administration fee                                    19,107              8,675              0               27,782
  Other                                                    163,249              3,190              0              166,439
                                                        -------------     -------------      ------------     -------------
   Total liabilities                                    14,825,767          6,140,637              0           20,966,404
                                                        -------------     -------------      ------------     -------------
NET ASSETS
 Paid in capital                                       423,878,995        325,010,058              0          748,889,053
 Accumulated undistributed net investment income             7,496                  0              0                7,496
 Accumulated undistributed net realized gain
   (loss) on investment transactions                       (41,779)          (104,792)             0             (146,571)
                                                        -------------     -------------      ------------     -------------
   Net assets                                          423,844,712       $324,905,266          $   0         $748,749,978
                                                        =============     =============      ============     =============
 Net assets by class
  Vista                                               $166,930,012       $324,905,266          $   0         $491,835,278
                                                        -------------     -------------      ------------     -------------
  Premier                                              148,419,574                  0              0          148,419,574
                                                        -------------     -------------      ------------     -------------
  Institutional                                        108,495,126                  0              0          108,495,126
                                                        -------------     -------------      ------------     -------------
   Total combined net assets by class                 $423,844,712       $324,905,266          $   0         $748,749,978
                                                        =============     =============      ============     =============
 Shares of beneficial interest outstanding (no
  par value; unlimited number of shares
   authorized):
   Vista Shares                                        166,943,238        325,010,058              0          491,953,296
                                                        =============     =============      ============     =============
   Premier Shares                                      148,431,333                  0              0          148,431,333
                                                        =============     =============      ============     =============
   Institutional Shares                                108,503,722                  0              0          108,503,722
                                                        =============     =============      ============     =============
 Net asset value, offering and redemption price
   per share, Vista, Premier and Institutional
  (net assets/shares outstanding)                     $       1.00       $       1.00          $0.00         $       1.00
                                                        =============     =============      ============     =============
 Cost of Investments                                  $435,412,477       $323,661,817          $   0         $759,074,294
                                                        =============     =============      ============     =============

                      See notes to financial statements.

                       VISTA TAX FREE MONEY MARKET FUND
                      PRO FORMA STATEMENT OF OPERATIONS
                          For the year ended 8/31/95
                                 (Unaudited)

                                                        Vista           Hanover         Pro-Forma         Pro-Forma
                                                    Tax Free MMF     Tax Free MMF      Adjustments        Combined
                                                     -------------    -------------   --------------   --------------
INTEREST INCOME                                      $16,692,909      $13,037,751       $       0        $29,730,660
                                                       -----------     -----------      ------------     ------------
EXPENSES
 Distribution fees
  Vista Shares                                           293,807                0         178,002(1),(3)     471,809
  Premier Shares                                         258,709                0        (258,709)(3)              0
  Institutional Shares                                         0                0               0                  0
 Fund Servicing fees
  Vista Shares                                           146,903           32,342        (179,245)(2)              0
  Premier Shares                                         172,473                0        (172,473)(2)              0
  Institutional Shares                                         0                0               0                  0
 Shareholder Servicing fees
  Vista Shares                                           367,259        1,208,546          75,526 (1),(3)  1,651,331
  Premier Shares                                         344,945                0          86,236 (3)        431,181
  Institutional Shares                                         0                0               0                  0
 Administration fees                                     220,141          150,835          11,618 (1)        382,594
 Advisory fees                                           440,282          517,948        (193,043)(1)        765,187
 Sub-Administration fees                                 220,141          103,589          58,864 (1)        382,594
 Professional fees                                        69,285           19,283         (19,283)(6)         69,285
 Custodian fees                                          250,141           48,126        (112,080)(4)        186,187
 Printing and postage                                     15,002            7,687               0             22,689
 Registration costs                                       77,642           92,143               0            169,785
 Transfer agent fees
  Vista Shares                                            60,063           16,883          13,720 (5)         90,666
  Premier Shares                                          54,344                0         (11,544) (5)        42,800
  Institutional Shares                                    44,721                0         (18,039) (5)        26,682
 Trustee fees                                             24,959            4,923           7,449 (7)         37,331
 Amortization of organizational costs                          0           21,495         (21,495) (6)             0
 Other                                                   182,303           16,890               0            199,193
                                                       -----------     -----------      ------------     ------------
   Total expenses                                      3,243,120        2,240,690        (554,497)         4,929,313
                                                       -----------     -----------      ------------     ------------
  Less amounts waived by the Administrator,
    Shareholder Servicing Agents, Adviser and
    Distributor                                         (602,795)        (103,589)         17,815 (8)       (688,569)
  Less expenses borne by Distributor                     (10,639)               0          10,639 (8)              0
                                                       -----------     -----------      ------------     ------------
  Net expenses                                         2,629,686        2,137,101        (526,043)         4,240,744
                                                       -----------     -----------      ------------     ------------
   Net investment income                              14,063,223       10,900,650         526,043         25,489,916
                                                       -----------     -----------      ------------     ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS
 Realized gain (loss) on investment transactions         (31,361)         (95,628)              0           (126,989)
                                                       -----------     -----------      ------------     ------------
 Net increase in net assets from operations          $14,031,862      $10,805,022       $ 526,043        $25,362,927
                                                       ===========     ===========      ============     ============

                      See notes to financial statements.

                     VISTA NY TAX FREE MONEY MARKET FUND
                           PORTFOLIO OF INVESTMENTS
                               August 31, 1995
                                 (Unaudited)

                                          Vista                        Hanover
                                          NY Tax         Vista          NY Tax        Hanover       Pro-Forma       Pro-Forma
                                           Free       NY Tax Free        Free       NY Tax Free     Combined        Combined
Issuer                                  Principal        Value        Principal        Value        Principal         Value
------------------------------------     ----------   ------------    ----------   ------------     ----------   --------------
Bond Anticipation Notes--
Brockport CSD BANS 4.250%, due
  06/27/96                             $     --        $    --        $4,000,000    $ 4,015,308    $4,000,000      $ 4,015,308
Broome County New York, 4.750%, due
  04/19/96                              5,000,000       5,012,089         --             --         5,000,000        5,012,089
Hempstead Town New York, Ser. A,
  5.250%, due 03/01/96                  3,000,000       3,009,221      3,500,000      3,510,594     6,500,000        6,519,815
Hempstead Town New York, Ser. A,
  5.500%, due 03/01/96                      --             --            500,000        502,105       500,000          502,105
Nassau County New York,
  Ser. B, 5.250%, due 11/15/95          2,000,000       2,006,345         --             --         2,000,000        2,006,345
 Ser. E, 4.250%, due 03/15/96               --             --          1,570,000      1,575,286     1,570,000        1,575,286
 Ser. F, 4.500%, due 03/15/96           5,000,000       5,013,116         --             --         5,000,000        5,013,116
Oyster Bay BANS 4.000%, due 07/12/96        --             --          4,000,000      4,011,564     4,000,000        4,011,564
Rochester, New York, Ser. I, 5.250%,
  due 03/12/96                          3,000,000       3,011,708         --             --         3,000,000        3,011,708
                                                        ----------                    ----------                   ------------
Total Bond Anticipation Notes                          18,052,479                    13,614,857                     31,667,336
                                                        ----------                    ----------                   ------------

General Obligations--
Nassau County New York, Ser. P,
  6.300%, due 11/01/95                  3,000,000       3,009,705         --             --         3,000,000        3,009,705
                                                        ----------                    ----------                   ------------
Total General Obligations                               3,009,705                        --                          3,009,705
                                                        ----------                    ----------                   ------------
Total Government Backed Securities--
 MTA Series F Pre-Funded U.S. Gov't
  Securities 8.375%,
  due 07/01/96                              --             --          3,000,000      3,171,660     3,000,000        3,171,660
NYC Municipal Assistance Corp.
  Series 56 Pre-Funded 8.100%, due
  07/01/96                                  --             --            500,000        527,840       500,000          527,840
NYS Urban Development Correctional
  Facility Series A Pre-Funded
  9.200%,
  due 01/01/96                              --             --            250,000        258,856       250,000          258,856
United Nations Development Corp.
  Revenue Phase 2&3 7.875%, due
  07/01/96                                  --             --          1,300,000      1,369,038     1,300,000        1,369,038
                                                        ----------                    ----------                   ------------
Total Government Backed Securities                         --                         5,327,394                      5,327,394
                                                        ----------                    ----------                   ------------
Revenue Anticipation Notes--
Central Square New York, Central
  School District, 4.000%, due
  11/15/95                              2,500,000       2,501,749         --             --         2,500,000        2,501,749
Metropolitan Transportation
  Authority of New York, Ser. A,
  5.500%, due 12/14/95                  2,500,000       2,507,517         --             --         2,500,000        2,507,517

                      See notes to financial statements.

                     VISTA NY TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                          Vista                        Hanover
                                          NY Tax         Vista          NY Tax        Hanover       Pro-Forma       Pro-Forma
                                           Free       NY Tax Free        Free       NY Tax Free     Combined        Combined
Issuer                                  Principal        Value        Principal        Value        Principal         Value
------------------------------------     ----------   ------------    ----------   ------------     ----------   --------------
Nassau County New York,
 Ser. A, 4.250%, due 12/28/95           $4,000,000    $ 4,008,214    $    --        $   --         $ 4,000,000     $ 4,008,214
 Ser. B, 4.250%, due 03/15/96            5,000,000      5,013,054         --            --           5,000,000       5,013,054
 RANS 4.250%, due 06/27/96                  --             --         2,000,000      2,007,638       2,000,000       2,007,638
New York City, New York, Ser. A,
  4.500%, due 04/11/96                   5,000,000      5,021,375         --            --           5,000,000       5,021,375
                                                        ----------                    ----------                   ------------
Total Revenue Anticipation Notes                       19,051,909                    2,007,638                      21,059,547
                                                        ----------                    ----------                   ------------
Revenue Bonds--
City of Hudson, New York IDA, Emsig
  Project, PUT 5.200%, due 12/15/95      1,050,000      1,050,000         --            --           1,050,000       1,050,000
New York State Dormitory Authority
  Rev., St. Vincents Hospital
  4.000%, due 02/01/96                   1,645,000      1,647,637         --            --           1,645,000       1,647,637
New York State ERDA, PCR:
  New York State Electric and Gas
  Corp. RB: 4.650%, due 03/15/96            --             --         1,500,000      1,500,000       1,500,000       1,500,000
 (Morgan Guaranty Trust Co.)
  4.650%, due 03/15/96                      --             --         1,000,000      1,000,000       1,000,000       1,000,000
 Series D (Union Bank of
  Switzerland) 4.600%, due 12/01/96         --             --         2,500,000      2,500,000       2,500,000       2,500,000
 LILCO Project Series B (Deutsche
  Bank A.G.) NYS Research and Energy
  Authority 4.700%, due 03/01/96         1,250,000      1,250,000         --            --           1,250,000       1,250,000
NYS Housing Finance Agency RFB
  University Construction Series
  7.000%, due 05/01/96                      --             --           200,000        203,722         200,000         203,722
New York State Medical Care
  Facilities Financing Agency, Beth
  Israel Medical Center, Ser. A,
  7.000%, due 11/01/95                   1,025,000      1,030,213         --            --           1,025,000       1,030,213
 Israel Medical Center Project, Ser.
  A, 4.000%, due 11/01/95                1,000,000      1,000,140         --            --           1,000,000       1,000,140
New York State Power Authority, Rev.
  & General Purpose, PUT 4.400%, due
  09/01/95                               9,300,000      9,300,000     7,000,000      7,000,000      16,300,000      16,300,000
Triborough Bridge and Tunnel
  Authority, Ser. H, PUT 8.375%, due
  01/01/96                               3,400,000      3,520,061         --            --           3,400,000       3,520,061
                                                        ----------                    ----------                   ------------
Total Revenue Bonds                                    18,798,051                   12,203,722                      31,001,773
                                                        ----------                    ----------                   ------------
Tax Anticipation Notes--
Bedford New York Central School
  District, 3.750%, due 11/16/95         1,500,000      1,500,763         --            --           1,500,000       1,500,763
Clarence CSD TANS 4.000%, due
  06/28/96                                  --             --         2,000,000      2,004,648       2,000,000       2,004,648
Deer Park New York Unified Free
  School District, 4.250%, due
  06/27/96                               5,000,000      5,018,061         --            --           5,000,000       5,018,061

                      See notes to financial statements.

                     VISTA NY TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                          Vista                        Hanover
                                          NY Tax         Vista          NY Tax        Hanover       Pro-Forma       Pro-Forma
                                           Free       NY Tax Free        Free       NY Tax Free     Combined        Combined
Issuer                                  Principal        Value        Principal        Value        Principal         Value
------------------------------------     ----------   ------------    ----------   ------------     ----------   --------------
East Islip New York Unified Free
  School District, 4.500%, due
  06/28/96                             $ 3,000,000    $ 3,014,251    $    --        $    --        $ 3,000,000     $ 3,014,251
East Meadow UFSD TANS 4.250%, due
  06/27/96                                  --             --         2,000,000      2,009,316       2,000,000       2,009,316
Edgemont New York Unified Free
  School District, Greenburgh,
  4.000%, due 11/30/95                   1,000,000      1,000,726         --            --           1,000,000       1,000,726
Greece CSD Monroe County TANS
  4.000%, due 06/28/96                      --             --         3,000,000      3,004,613       3,000,000       3,004,613
Harborfields Central School
  District, New York, 4.250%, due
  06/27/96                               1,550,000      1,551,659         --            --           1,550,000       1,551,659
Katonah-Lewisboro New York Union
  Free School District, 3.750%, due
  10/19/95                               5,000,000      5,001,600         --            --           5,000,000       5,001,600
Longwood Central School District at
  Middle Island New York, 4.500%,
  due 06/26/96                           3,000,000      3,010,601         --            --           3,000,000       3,010,601
Merrick UFSD TANS 4.250%, due
  06/26/96                                  --             --         1,000,000      1,004,378       1,000,000       1,004,378
Nassau County, New York, Ser. C,
  5.400%, due 09/28/95                   2,635,000      2,636,913         --            --           2,635,000       2,636,913
New York City, New York Ser. A,
  4.500%, due 02/15/96                  10,000,000     10,033,012         --            --          10,000,000      10,033,012
Ossining New York Union Free School
  District, 4.000%, due 09/29/95         1,700,000      1,700,635         --            --           1,700,000       1,700,635
Port Washington UFSD TANS 4.250%,
  due 06/13/96                              --             --         2,000,000      2,008,668       2,000,000       2,008,668
Saint Lawrence County New York,
  4.750%, due 10/20/95                   2,700,000      2,701,201         --            --           2,700,000       2,701,201
Scarsdale UFSD TANS 4.000%, due
  06/13/96                                  --             --         3,000,000      3,009,307       3,000,000       3,009,307
South Huntington UFSD TANS 4.500%,
  due 06/28/96                              --             --         2,000,000      2,009,338       2,000,000       2,009,338
Southhampton County of Suffolk UFSD
  TANS 4.500%, due 06/28/96                 --             --         4,350,000      4,372,011       4,350,000       4,372,011
Suffolk County New York, Ser. II,
  4.500%, due 09/14/95                   3,275,000      3,275,534         --            --           3,275,000       3,275,534
Three Village CSD TANS 4.250%, due
  06/28/96                                  --             --         1,600,000      1,610,103       1,600,000       1,610,103
Town of Hempstead UFSD 4.500%, due
  06/28/96                                  --             --         2,000,000      2,010,978       2,000,000       2,010,978
Ulster County New York, 5.500%, due
  03/28/96                               5,000,000      5,008,680         --            --           5,000,000       5,008,680
Westchester County New York, 5.000%,
  due 12/14/95                           2,000,000      2,002,757         --            --           2,000,000       2,002,757
                                                        ----------                    ----------                   ------------
Total Tax Anticipation Notes                           47,456,393                   23,043,360                      70,499,753
                                                        ----------                    ----------                   -------------

                      See notes to financial statements.
                     VISTA NY TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                          Vista                        Hanover
                                          NY Tax         Vista          NY Tax        Hanover       Pro-Forma       Pro-Forma
                                           Free       NY Tax Free        Free       NY Tax Free     Combined        Combined
Issuer                                  Principal        Value        Principal        Value        Principal         Value
------------------------------------     ----------   ------------    ----------   ------------     ----------   --------------
Commercial Paper--
City of New York Water Authority:
 3.800%, due 09/19/95                  $    --        $    --         $3,000,000    $3,000,000     $ 3,000,000     $ 3,000,000
 3.850%, due 10/26/95                       --             --          1,800,000     1,800,000       1,800,000       1,800,000
 3.550%, due 11/15/95                       --             --          1,000,000     1,000,000       1,000,000       1,000,000
 3.750%, due 11/15/95                       --             --          2,000,000     2,000,000       2,000,000       2,000,000
 3.750%, due 11/16/95                       --             --          2,000,000     2,000,000       2,000,000       2,000,000
 3.550%, due 09/08/95                    9,300,000      9,300,000         --            --           9,300,000       9,300,000
 3.100%, due 09/15/95                    3,200,000      3,200,000         --            --           3,200,000       3,200,000
 3.100%, due 09/15/95                    1,500,000      1,500,000         --            --           1,500,000       1,500,000
City of New York,
 3.450%, due 09/06/95                    2,100,000      2,100,000         --            --           2,100,000       2,100,000
 4.150%, due 10/02/95                   10,500,000     10,500,000         --            --          10,500,000      10,500,000
 3.700%, due 10/03/95                    2,000,000      2,000,000         --            --           2,000,000       2,000,000
 3.800%, due 09/06/95                    2,200,000      2,200,000         --            --           2,200,000       2,200,000
 3.750%, due 03/14/96                    4,700,000      4,700,000         --            --           4,700,000       4,700,000
NYC UTGO Fiscal 1994H
  Subseries H-3
 4.150%, due 10/03/95                       --             --          2,200,000     2,200,000       2,200,000       2,200,000
 3.700%, due 10/04/95                       --             --          1,000,000     1,000,000       1,000,000       1,000,000
 3.850%, due 10/27/95                       --             --          2,000,000     2,000,000       2,000,000       2,000,000
 3.650%, due 11/17/95                       --             --          1,000,000     1,000,000       1,000,000       1,000,000
 3.750%, due 11/20/95                       --             --          1,000,000     1,000,000       1,000,000       1,000,000
 3.550%, due 11/27/95                       --             --          2,800,000     2,800,000       2,800,000       2,800,000
 3.750%, due 12/07/95                       --             --          2,000,000     2,000,000       2,000,000       2,000,000
New York State Dormitory Authority,
  Columbia University, 3.650%, due
  11/17/95                               3,000,000      3,000,000         --            --           3,000,000       3,000,000
 Memorial Sloan Kettering, Ser. A,
  3.650%, due 11/17/95                   4,700,000      4,700,000         --            --           4,700,000       4,700,000
New York State Environmental
  Facilities Corp. Solid Waste
  Disposal GE Corp.
 3.600%, due 09/07/95                    4,100,000      4,100,000         --            --           4,100,000       4,100,000
 3.550%, due 10/16/95                       --             --          2,300,000     2,300,000       2,300,000       2,300,000
 3.550%, due 10/17/95                       --             --          2,150,000     2,150,000       2,150,000       2,150,000
 3.600%, due 10/24/95                       --             --          2,500,000     2,500,000       2,500,000       2,500,000
 3.700%, due 11/10/95                       --             --          2,750,000     2,750,000       2,750,000       2,750,000
 3.550%, due 11/21/95                    1,200,000      1,200,000         --            --           1,200,000       1,200,000
New York State, BAN,
 Series Q 3.650%, due 09/06/95              --             --          1,350,000     1,350,000       1,350,000       1,350,000
 Series R 3.650%, due 09/06/95              --             --          2,000,000     2,000,000       2,000,000       2,000,000
 Series P 3.750%, due 09/07/95              --             --          2,000,000     2,000,000       2,000,000       2,000,000
 3.500%, due 09/13/95                       --             --          1,650,000     1,650,000       1,650,000       1,650,000
 3.800%, due 10/02/95                    5,000,000      5,000,000         --            --           5,000,000       5,000,000
 3.650%, due 10/02/95                    4,300,000      4,300,000         --            --           4,300,000       4,300,000
 3.700%, due 10/02/95                    8,000,000      8,000,000         --            --           8,000,000       8,000,000
 3.850%, due 10/05/95                       --             --          2,000,000     2,000,000       2,000,000       2,000,000
 Series Q 3.550%, due 10/26/95              --             --          2,200,000     2,200,000       2,200,000       2,200,000

                      See notes to financial statements.

                     VISTA NY TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                          Vista                        Hanover
                                          NY Tax         Vista          NY Tax        Hanover       Pro-Forma       Pro-Forma
                                           Free       NY Tax Free        Free       NY Tax Free     Combined        Combined
Issuer                                  Principal        Value        Principal        Value        Principal         Value
------------------------------------     ----------   ------------    ----------   ------------     ----------   --------------
Series Q 3.600%, due 10/26/95         $    --         $    --         $2,000,000    $ 2,000,000    $2,000,000     $  2,000,000
Series R 3.800%, due 11/16/95              --              --          3,100,000      3,100,000     3,100,000        3,100,000
                                                        ----------                    ----------                   ------------
Total Commercial Paper                                 65,800,000                    47,800,000                    113,600,000
                                                        ----------                    ----------                   ------------
Floating Rate Demand Notes--
Babylon GO Series 1994B
  (AMBAC/SPA-Bank of Nova Scotia)
  3.200%, due 09/06/95                      --             --            500,000        500,000       500,000          500,000
Babylon New York IDA, General
  Microwave Corp., 3.350%, due
  09/06/95                                600,000         600,000         --             --           600,000          600,000
 J. D'Addario & Co. Project, 3.550%,
  due 09/06/95                          1,000,000       1,000,000         --             --         1,000,000        1,000,000
 Napco Security Systems, Inc.,
  3.400%, due 09/01/95                    700,000         700,000         --             --           700,000          700,000
Broome County New York IDA,
  Binghamton Realty Project, 3.650%,
  due 09/06/95                            950,000         950,000         --             --           950,000          950,000
Cortland County New York IDA,
  Saulsbury Fire Equipment Corp.,
  3.800%, due 09/06/95                  1,285,000       1,285,000         --             --         1,285,000        1,285,000
Duchess County IDA, MR Associates,
  3.750%, due 09/06/95                  2,000,000       2,000,000         --             --         2,000,000        2,000,000
Electric and Gas Series 1994D
  3.000%, due 09/07/95                      --             --          4,300,000      4,300,000     4,300,000        4,300,000
Erie County IDA, Rosina Food
  Products, Inc., 3.750%, due
  09/06/95                              2,335,000       2,335,000         --             --         2,335,000        2,335,000
Erie County New York Water
  Authority,
 Ser. A, 3.250%, due 09/06/95           2,500,000       2,500,000         --             --         2,500,000        2,500,000
 Ser. B, 3.250%, due 09/06/95             900,000         900,000         --             --           900,000          900,000
Glens Falls New York IDA,
  Namic Project, 3.650%, due
  09/06/95                              2,110,000       2,110,000         --             --         2,110,000        2,110,000
 Broad Street Plaza Project, 3.750%,
  due 09/06/95                          1,405,000       1,405,000         --             --         1,405,000        1,405,000
Indian Trace Community Development
  District Florida Basin 1 Series A
  UPDATES (MBIA/SPA-Swiss Bank
  Corp.) 3.400%, due 09/06/95               --             --          4,000,000      4,000,000     4,000,000        4,000,000
Lewis County New York IDA, Climax
  Manufacturing Co., 3.750%, due
  09/06/95                              2,000,000       2,000,000         --             --         2,000,000        2,000,000
Metropolitan Transportation
  Authority of New York, Commuter
  Facilities, 3.450%, due 09/06/95      8,900,000       8,900,000         --             --         8,900,000        8,900,000
Monroe County IDA, Columbia Sussex
  Corp.,
  5.000%, due 09/06/95                  4,665,000       4,663,965         --             --         4,665,000        4,663,965
 3.850%, due 09/06/95                     400,000         400,000         --             --           400,000          400,000

                      See notes to financial statements.

                     VISTA NY TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                          Vista                        Hanover
                                          NY Tax         Vista          NY Tax        Hanover       Pro-Forma       Pro-Forma
                                           Free       NY Tax Free        Free       NY Tax Free     Combined        Combined
Issuer                                  Principal        Value        Principal        Value        Principal         Value
------------------------------------     ----------   ------------    ----------   ------------     ----------   --------------
Mount Pleasant New York IDA, General
  Motors Corp., 3.700%, due 09/06/95    $2,095,000     $2,095,000     $    --       $    --        $ 2,095,000     $ 2,095,000
Nassau County IDA CFR, Cold Spring
  Harbor Laboratory Project (Morgan
  Guaranty Trust Co.) Series 1989
  3.300%, due 09/01/95                      --             --          4,000,000     4,000,000       4,000,000       4,000,000
New York City Housing Development
  Corp., East 96th Street Project,
  Ser. A, 3.500%, due 09/06/95           1,000,000      1,000,000         --            --           1,000,000       1,000,000
 1984 Ser. A, Carnegie Park Project,
  3.800%, due 09/06/95                   1,990,000      1,990,000         --            --           1,990,000       1,990,000
 Columbus Green Project, Ser. A,
  5.100%, due 09/06/95                   3,475,000      3,475,000         --            --           3,475,000       3,475,000
 Mortgage Revenue Multifamily
  Columbus Garden Projects 3.450%,
  due 09/01/95                              --             --            200,000       200,000         200,000         200,000
 Mortgage Rev., Parkgate Tower, Ser.
  1, 3.400%, due 09/06/95                3,260,000      3,260,000         --            --           3,260,000       3,260,000
 Multifamily, James Tower, 3.400%,
  due 09/06/95                           4,800,000      4,800,000         --            --           4,800,000       4,800,000
 York Ave. Development Project,
  3.500%, due 09/06/95                   8,000,000      8,000,000         --            --           8,000,000       8,000,000
New York City IDA, 1990 Goodwill
  Industries, 3.400%, due 09/06/95       1,080,000      1,080,000         --            --           1,080,000       1,080,000
 Andin International, Inc., 3.600%,
  due 09/06/95                             500,000        500,000         --            --             500,000         500,000
 Calhoun School Inc. Project 3.300%,
  due 09/07/95                              --             --          1,800,000     1,800,000       1,800,000       1,800,000
 Children's Oncology Society 3.350%,
  due 09/06/95                              --             --          2,000,000     2,000,000       2,000,000       2,000,000
 Civil Facility, Children's Oncology
  Society, 3.350%, due 09/06/95            900,000        900,000         --            --             900,000         900,000
 Compagnie Nationale Air Project,
  3.350%, due 09/06/95                   1,000,000      1,000,000         --            --           1,000,000       1,000,000
 Field Hotel Association JFK
  Project, 3.350%, due 09/06/95          1,000,000      1,000,000      9,700,000     9,700,000      10,700,000      10,700,000
 Japan Airlines Co., 3.650%, due
  09/06/95                               4,000,000      4,000,000         --            --           4,000,000       4,000,000
 LaGuardia Association Project,
  3.350%, due 09/06/95                   3,800,000      3,800,000     11,000,000    11,000,000      14,800,000      14,800,000
 National Audubon Society, 3.250%,
  due 09/01/95                           2,300,000      2,300,000      4,000,000     4,000,000       6,300,000       6,300,000
 Ser. B, Tomsed Realty Corp.,
  3.600%, due 09/06/95                     400,000        400,000         --            --             400,000         400,000
 Ser. D, Kenner Printing Co., Inc.,
  3.600%, due 09/06/95                     750,000        750,000         --            --             750,000         750,000
 Ser. E, 3.600%, due 09/06/95              700,000        700,000         --            --             700,000         700,000

                      See notes to financial statements.

                     VISTA NY TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                          Vista                        Hanover
                                          NY Tax         Vista          NY Tax        Hanover       Pro-Forma       Pro-Forma
                                           Free       NY Tax Free        Free       NY Tax Free     Combined        Combined
Issuer                                  Principal        Value        Principal        Value        Principal         Value
------------------------------------     ----------   ------------    ----------   ------------     ----------   --------------
Ser. F, Marion Glass and Window
  Shade Corp., 3.600%, due 09/06/95     $  600,000     $  600,000    $    --        $    --        $  600,000      $  600,000
 Ser. G, Monarch Construction Corp.,
  3.600%, due 09/01/95                     450,000        450,000         --             --           450,000         450,000
 Ser. N, Spreading Machine Exchange,
  Inc., 3.600%, due 09/06/95               500,000        500,000         --             --           500,000         500,000
 White Plains Auto Project, 3.600%,
  due 09/06/95                             600,000        600,000         --             --           600,000         600,000
New York City, New York Municipal
  Water Financing Authority 3.600%,
  due 09/01/95                             200,000        200,000     5,700,000      5,700,000      5,900,000       5,900,000
New York City, New York, Ser. A-7,
  3.350%, due 09/01/95                   3,400,000      3,400,000         --             --         3,400,000       3,400,000
 Ser. A-9, 3.500%, due 09/06/95          8,000,000      8,000,000         --             --         8,000,000       8,000,000
 Ser. B, Sub-Ser. B-2, 3.600%, due
  09/01/95                                 400,000        400,000         --             --           400,000         400,000
 Ser. B through Sub-Ser. B-10, GO,
  3.550%, due 09/01/95                   3,000,000      3,000,000         --             --         3,000,000       3,000,000
 Ser. C through Sub-Ser. C-4, GO,
  3.500%, due 09/01/95                     100,000        100,000         --             --           100,000         100,000
 Ser. E-3, GO, 3.500%, due 09/06/95        200,000        200,000         --             --           200,000         200,000
 Ser. F-6, GO, 3.550%, due 09/01/95      3,600,000      3,600,000         --             --         3,600,000       3,600,000
 Sub-Ser. A-5, GO, 3.350%, due
  09/06/95                                 100,000        100,000         --             --           100,000         100,000
 Sub-Ser. B-2, GO, 3.350%, due
  09/01/95                                 900,000        900,000         --             --           900,000         900,000
 Sub-Ser. B-4, GO 3.650%, due
  09/01/95                                 400,000        400,000         --             --           400,000         400,000
 Sub-Ser. B-8, GO, 3.600%, due
  09/06/95                               4,900,000      4,900,000         --             --         4,900,000       4,900,000
New York City Trust for Cultural
  Resources, Museum of Natural
  History 3.200%, due 09/06/95           3,000,000      3,000,000       550,000        550,000      3,550,000       3,550,000
New York City Trust for Cultural
  Resources, Solomon Guggenheim
  3.250%, due 09/01/95                      --             --         1,000,000      1,000,000      1,000,000       1,000,000
NYC UTGO Subseries 1993B-4 3.600%,
  due 09/01/95                              --             --         2,700,000      2,700,000      2,700,000       2,700,000
 Subseries 1994B-3 3.350%, due
  09/01/95                                  --             --         1,100,000      1,100,000      1,100,000       1,100,000
 Subseries 1994B-4 3.350%, due
  09/01/95                                  --             --         4,900,000      4,900,000      4,900,000       4,900,000
 Subseries 1994B-7 3.350%, due
  09/01/95                                  --             --           100,000        100,000        100,000         100,000

                      See notes to financial statements.

                     VISTA NY TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)


                                          Vista                        Hanover
                                          NY Tax         Vista          NY Tax        Hanover       Pro-Forma       Pro-Forma
                                           Free       NY Tax Free        Free       NY Tax Free     Combined        Combined
Issuer                                  Principal        Value        Principal        Value        Principal         Value
------------------------------------     ----------   ------------    ----------   ------------     ----------   --------------
New York State Dormitory Authority,
  Miriam Osborn Memorial Home, Ser.
  A, 3.300%, due 09/06/95               $1,600,000     $1,600,000    $     --      $     --        $ 1,600,000     $ 1,600,000
 Cornell University, Ser. B, 3.250%,
  due 09/01/95                             300,000        300,000      6,000,000     6,000,000       6,300,000       6,300,000
New York State Energy Research &
  Development Authority PCR, Hudson
  Gas & Electric Co.,
  3.450%, due 09/06/95                   3,000,000      3,000,000         --            --           3,000,000       3,000,000
 Series 1985b 3.350%, due 09/07/95          --             --          3,500,000     3,500,000       3,500,000       3,500,000
 Series 1987B 3.350%, due 09/07/95          --             --            800,000       800,000         800,000         800,000
 Long Island Lighting Co., Ser. B,
  3.500%, due 09/06/95                   4,800,000      4,800,000         --            --           4,800,000       4,800,000
 New York Electric & Gas, Ser. B,
  3.150%, due 09/01/95                   2,900,000      2,900,000         --            --           2,900,000       2,900,000
 Niagara Mohawk Power Corp.:
  Project A 3.300%, due 09/01/95         2,200,000      2,200,000         --            --           2,200,000       2,200,000
 Series 1985A 3.500%, due 09/01/95          --             --          4,000,000     4,000,000       4,000,000       4,000,000
 Series B 3.450%, due 09/01/95              --             --          3,300,000     3,300,000       3,300,000       3,300,000
 Series C 3.450%, due 09/01/95           1,700,000      1,700,000      2,150,000     2,150,000       3,850,000       3,850,000
 Series 1986A 3.550%, due 09/01/95          --             --          4,000,000     4,000,000       4,000,000       4,000,000
 Series 1987A 3.300%, due 09/01/95          --             --          4,700,000     4,700,000       4,700,000       4,700,000
 Rochester Gas & Electric, 3.500%,
  due 09/30/95                           6,100,000      6,100,000         --            --           6,100,000       6,100,000
New York State Housing Finance
  Agency, Multifamily, Ser. E,
  3.600%, due 09/06/95                   1,100,000      1,100,000         --            --           1,100,000       1,100,000
 Normandte Court I, Ser. A, 3.400%,
  due 09/06/95                              --             --         12,800,000    12,800,000      12,800,000      12,800,000
 Normandte Court II, Ser. A, 3.500%,
  due 09/06/95                           3,060,000      3,060,000         --            --           3,060,000       3,060,000
 Residential Insured, Ser. A,
  3.600%, due 09/06/95                   2,050,000      2,050,000         --            --           2,050,000       2,050,000
New York State Job Development
  Authority, Ser. A-1 through A-21,
  3.450%, due 09/01/95                   6,120,000      6,120,000         --            --           6,120,000       6,120,000
 Ser. A-1 through A-42, 3.750%, due
  09/01/95                               2,620,000      2,620,000         --            --           2,620,000       2,620,000
 Ser. B-1 through B-21, 3.750%, due
  09/01/95                               3,130,000      3,130,000         --            --           3,130,000       3,130,000
 Ser. B-1 through B-9, 3.450%, due
  09/01/95                               1,310,000      1,310,000         --            --           1,310,000       1,310,000
 Ser. E-1 through E-55, 3.700%, due
  09/30/95                                 555,000        555,000         --            --             555,000         555,000

                      See notes to financial statements.

                     VISTA NY TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                          Vista                        Hanover
                                          NY Tax         Vista          NY Tax        Hanover       Pro-Forma       Pro-Forma
                                           Free       NY Tax Free        Free       NY Tax Free     Combined        Combined
Issuer                                  Principal        Value        Principal        Value        Principal         Value
------------------------------------     ----------   ------------    ----------   ------------     ----------   --------------
Ser. G-1 to G-33, 3.700%, due
  09/30/95                             $   590,000    $   590,000    $    --        $    --        $   590,000     $   590,000
 Ser. H-1 through H-11, 3.700%, due
  09/30/95                                 140,000        140,000         --             --            140,000         140,000
 Special Purpose Ser. A-1, 3.800%,
  due 09/30/95                              65,000         65,000         --             --             65,000          65,000
 Special Purpose, Ser. A-1 through
  A-13, 3.750%, due 09/01/95               100,000        100,000         --             --            100,000         100,000
 Special Purpose Ser. B-1, 3.800%,
  due 09/30/95                           1,080,000      1,080,000         --             --          1,080,000       1,080,000
 Special Purpose, Ser. B-1 thru B-9,
  3.750%, due 09/01/95                     800,000        800,000         --             --            800,000         800,000
 Special Purpose Ser. C-1, 3.800%,
  due 09/30/95                             320,000        320,000         --             --            320,000         320,000
New York State Local Assistance
  Corp., Ser. A, 3.400%, due
  09/06/95                              13,500,000     13,500,000     9,700,000      9,700,000      23,200,000      23,200,000
 Ser. B, 3.300%, due 09/06/95            1,000,000      1,000,000         --             --          1,000,000       1,000,000
 Ser. G, 3.300%, due 09/06/95               --             --         4,000,000      4,000,000       4,000,000       4,000,000
New York State Medical Care
  Facilities Financing Agency
  3.450%, due 09/06/95                   5,600,000      5,600,000         --             --          5,600,000       5,600,000
New York State Thruway Authority
  General Revenue 3.500%, due
  09/06/95                                  --             --         2,700,000      2,700,000       2,700,000       2,700,000
Newburgh New York IDA, Civic
  Facility, Mt. St. Mary College,
  3.650%, due 09/06/95                   2,000,000      2,000,000         --             --          2,000,000       2,000,000
Niagara Falls New York Bridge
  Commission, Ser. A, 3.250%, due
  09/06/95                               3,200,000      3,200,000         --             --          3,200,000       3,200,000
North Hempstead Solid Waste
  Management Authority Series 1993A
  3.500%, due 09/06/95                      --             --         3,500,000      3,500,000       3,500,000       3,500,000
Onondaga County New York IDA, First
  Republic Corp. of America, 3.400%,
  due 09/06/95                           1,500,000      1,500,000         --             --          1,500,000       1,500,000
 Southern Container Project, Ser. B,
  3.650%, due 09/06/95                   3,250,000      3,250,000         --             --          3,250,000       3,250,000
Port Authority of New York & New
  Jersey, 3.450%, due 09/06/95           3,358,000      3,358,000         --             --          3,358,000       3,358,000
Puerto Rico Industrial, Medical, &
  Environmental, Higher Education
  3.600%, due 09/06/95                   5,400,000      5,400,000         --             --          5,400,000       5,400,000
Rockland County New York IDA, X
  Products Corp., 3.650%,
  due 09/06/95                           1,150,000      1,150,000         --             --          1,150,000       1,150,000
Seneca County IDA, CFR New York
  Chiropractic College 3.300%, due
  09/06/95                                  --             --         9,200,000      9,200,000       9,200,000       9,200,000

                      See notes to financial statements.

                     VISTA NY TAX FREE MONEY MARKET FUND
                    PORTFOLIO OF INVESTMENTS--(Continued)
                               August 31, 1995
                                 (Unaudited)

                                          Vista                        Hanover
                                          NY Tax         Vista          NY Tax        Hanover       Pro-Forma       Pro-Forma
                                           Free       NY Tax Free        Free       NY Tax Free     Combined        Combined
Issuer                                  Principal        Value        Principal        Value        Principal         Value
------------------------------------     ----------   ------------    ----------   ------------     ----------   --------------
St. Lawrence County IDA, PCR
  Reynolds Metals Co. Project Series
  1985 3.350%, due 09/01/95            $    --        $     --        $4,750,000   $  4,750,000    $4,750,000     $  4,750,000
Suffolk County New York IDA, Cold
  Spring Harbor Laboratories 3.300%,
  due 09/01/95                              --              --           200,000        200,000       200,000          200,000
 Nissequogue Cogen Partners, 3.550%,
  due 09/06/95                          5,900,000        5,900,000        --            --          5,900,000        5,900,000
 YWHA Suffolk Inc., Civic, 3.650%,
  due 09/06/95                          1,000,000        1,000,000        --            --          1,000,000        1,000,000
Syracuse IDA CFR RB Multi-Modal
  Syracuse University Project
  3.250%, due 09/01/95                      --             --          9,900,000      9,900,000     9,900,000        9,900,000
Triborough Bridge & Tunnel Authority
  of New York, Special Obligation
  3.300%, due 09/06/95                  4,700,000        4,700,000     4,000,000      4,000,000     8,700,000        8,700,000
Warren & Washington Counties New
  York, IDA, Stevens & Thompson
  4.000%, due 09/30/95                    754,300          754,300        --            --            754,300          754,300
Westchester County New York IDA,
  Elba Enterprises, 3.550%, due
  09/06/95                                350,000          350,000        --            --            350,000          350,000
 Hitachi America Ltd, 3.700%, due
  09/30/95                              1,500,000        1,500,000        --            --          1,500,000        1,500,000
Yonkers New York IDA Civic
  Facilities, Consumers Union
  Facility 3.550%, due 09/06/95         1,700,000        1,700,000        --            --          1,700,000        1,700,000
                                                        ----------                    ----------                   ------------
Total Floating Rate Demand Notes                       204,651,265                  146,750,000                    351,401,265
                                                        ----------                    ----------                   ------------
Total Investments                                     $376,819,802                 $250,746,971                   $627,566,773
                                                        ==========                    ==========                   ============

  BAN  = Bond Anticipation Note
  COP  = Certificate of Participation
  GO   = General Obligation
  IDA  = Industrial Development Authority
  PCR  = Pollution Control Revenue
  Rev. = Revenue Bond

                      See notes to financial statements.

                  VISTA NEW YORK TAX FREE MONEY MARKET FUND
                PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                                   8/31/95
                                 (Unaudited)

                                                                              Hanover New
                                                           Vista New York         York          Pro-Forma        Pro-Forma
                                                            Tax Free MMF      Tax Free MMF     Adjustments        Combined
                                                            --------------    --------------   ------------   ---------------
ASSETS:
 Investment securities, at value                            $376,819,802      $250,746,971        $   0         $627,566,773
 Receivables
  Investment securities sold                                   4,300,000                 0            0            4,300,000
  Interest                                                     2,683,436         1,293,180            0            3,976,616
  Shares of beneficial interest sold                             206,919                 0            0              206,919
  Other receivables                                                    0             4,320            0                4,320
                                                              ------------     ------------      ----------     -------------
     Total assets                                            384,010,157       252,044,471            0          636,054,628
                                                              ------------     ------------      ----------     -------------
LIABILITIES:
 Payable for investment securities purchased                   4,300,000                 0            0            4,300,000
 Payable for shares of beneficial interest redeemed              226,198                 0            0              226,198
 Payable to Custodian                                             54,578           292,695            0              347,273
 Dividends payable                                               548,569           648,330            0            1,196,899
 Accrued liabilities:
  Administration fee                                              16,215            11,264            0               27,479
  Advisory fee                                                    32,429            25,581            0               58,010
  Custodian fees                                                  65,762                 0            0               65,762
  Distribution fee                                                64,647                 0            0               64,647
  Fund servicing fees                                             32,324            13,400            0               45,724
  Shareholder servicing fees                                      81,075            74,612            0              155,687
  Sub-administration fee                                          16,215             6,395            0               22,610
  Other                                                          172,127            30,165            0              202,292
                                                              ------------     ------------      ----------     -------------
     Total liabilities                                         5,610,139         1,102,442            0            6,712,581
                                                              ------------     ------------      ----------     -------------
NET ASSETS
 Paid in capital                                             378,291,880       250,989,653            0          629,281,533
 Accumulated undistributed net investment income                 101,382                 0            0              101,382
 Accumulated undistributed net realized gain (loss) on
   investment transactions                                         6,756           (47,624)           0              (40,868)
                                                              ------------     ------------      ----------     -------------
     Net assets                                             $378,400,018      $250,942,029            0         $629,342,047
                                                              ============     ============      ==========     =============
 Shares of beneficial interest outstanding (no par
  value; unlimited number of shares authorized):
   Vista Shares                                              378,387,312       250,989,653            0          629,376,965
                                                              ============     ============      ==========     =============
 Net asset value, offering and redemption price per
  share
   (net assets/shares outstanding)                          $       1.00      $       1.00        $0.00         $       1.00
                                                              ============     ============      ==========     =============
 Cost of Investments                                        $376,819,802      $250,746,972        $   0         $627,566,774
                                                              ============     ============      ==========     =============

                      See notes to financial statements.

                  VISTA NEW YORK TAX FREE MONEY MARKET FUND
                      PRO FORMA STATEMENT OF OPERATIONS
                          For the year ended 8/31/95
                                 (Unaudited)

                                                                   Hanover New
                                                Vista New York         York           Pro-Forma         Pro-Forma
                                                 Tax Free MMF      Tax Free MMF      Adjustments         Combined
                                                 --------------    --------------  ---------------    --------------
INTEREST INCOME                                  $14,112,221        $7,103,484        $        0       $21,215,705
                                                   ------------     ------------     -------------      ------------
EXPENSES
 Distribution fees Vista Shares                      763,294                 0          (174,066)(1),(3)   589,228
 Fund Servicing fees Vista Shares                    381,647            32,052          (413,699)(2)             0
 Shareholder Servicing fees Vista Shares
                                                     954,117           686,005           422,174(1),(3)  2,062,296
 Administration fees                                 190,823            85,875            17,915(1)        294,613
 Advisory fees                                       381,647           294,002          (190,212)(1)       485,437
 Sub-Administration fees                             190,823            58,800            44,990(1)        294,613
 Professional fees                                    58,709            10,441           (10,441)(6)        58,709
 Custodian fees                                      190,823            36,944           (84,150)(4)       143,617
 Printing & Postage                                   12,494             3,895                 0            16,389
 Registration costs                                   12,541            16,149                 0            28,690
 Transfer agent fees Vista Shares                    254,679            28,230              (982)(5)       281,927
 Trustee fees                                         21,623             2,440           (11,553)(7)        12,510
 Insurance                                                 0             4,059                 0             4,059
 Other                                               214,216             3,896                 0           218,112
                                                   ------------     ------------     -------------      ------------
     Total expenses                                3,627,436         1,262,788          (400,023)        4,490,201
                                                   ------------     ------------     -------------      ------------
   Less amounts waived by the Administrator,
  Shareholder Servicing Agents, Adviser
   and Distributor                                   354,383            88,651           500,979 (8)       944,013
                                                   ------------     ------------     -------------      ------------
   Net expenses                                    3,273,053         1,174,137          (901,002)        3,546,188
                                                   ------------     ------------     -------------      ------------
     Net investment income                        10,839,168         5,929,347           901,002        17,669,517
                                                   ------------     ------------     -------------      ------------
REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS
  Realized gain (loss) on investment
  transactions                                         6,756            (4,660)                0             2,096
                                                   ------------     ------------     -------------      ------------
  Net increase in net assets from operations     $10,845,924        $5,924,687        $   901,002      $17,671,613
                                                   ============     ============     =============      ============

                      See notes to financial statements.

Mutual Fund Trust

Explanation of Note References:

(1) Reflects adjustment of additional Hanover assets at the Vista contractual rate.

(2) Reflects new contractual percentages, which have grouped shareholder and fund servicing together, therefore eliminating the current fund servicing line items.

(3) Reflects adjustment to amounts based on a new contractual rate or combination of rates as stated in (2) above.

(4) Reflects adjustment to the fees based on the newly contracted fees plus out of pocket expenses.

(5) Reflects adjustment based on new per account fee and out of pocket expenses as contracted.

(6) Reflects elimination of duplicative services, fees or organizational costs.

(7) Reflects the new structure of the board of the surviving fund, the elimination of duplicative expenses and the allocation of complex-wide fees based on the relative net assets of the newly combined fund.

(8) Adjustment to reflect the elimination or addition of expense waivers and expenses borne.

Mutual Fund Trust

Notes to the Pro-Forma Financial Statements

1. Basis of Combination

   The Pro-Forma Combining Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations ("Pro Forma Statements") reflect the accounts of the Vista Portfolios and the Hanover Portfolios at August 31, 1995 and for the year then ended.

   The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of each portfolio of Hanover to the corresponding portfolio of Vista in exchange for shares of such Vista Portfolio.

   The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Portfolio included in their respective Statement of Additional Information.


   The expenses of the Reorganization will be borne by Chemical Banking Corporation and/or The Chase Manhattan Corporation.


2. Shares of Beneficial Interest--Share issuance of Vista shares in connection with the proposed reorganization is done on a one for one basis as both Vista and Hanover Portfolios maintained a net asset value per share of one dollar throughout the period ended August 31, 1995.

3. Pro-Forma Operating Expenses

   The Pro-Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Portfolio. Accordingly, the combined gross investment income is equal to the sum of each Portfolio's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entities more closely. Pro forma operating expenses include the actual expenses of the Portfolio and the combined Portfolio adjusted for certain items which are factually supportable. For the combined Portfolios certain expenses are expected to be waived by the Shareholder Servicing Agents, and those expenses are adjusted to reflect expected waivers.

                               MUTUAL FUND TRUST
                                    PART C
                              OTHER INFORMATION

Item 15. Indemnification.

  The response to this item is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 4, filed December 28, 1995 ("Post-Effective Amendment No. 4"), to the Registrant's Registration Statement on Form N-1A, filed on February 14, 1994, Registration No. 33-75250 (the "Registration Statement").

Item 16. Exhibits.

Exhibit
Number                                                 Description
------ -------------------------------------------------------------------------------------------
1      Declaration of Trust. (1)
2      By-laws. (1)
3      None.
4      Agreement and Plan of Reorganization and Liquidation between Registrant and The Hanover
       Funds, Inc. (filed herewith as Exhibit A to the Prospectus/Proxy Statement).
5      Specimen share certificate. (4)
6(a)   Forms of Investment Advisory Agreement. (1) (3)
6(b)   Form of Interim Investment Advisory Agreement. (6)
6(c)   Form of Proposed Investment Advisory Agreement. (6)
6(d)   Form of Proposed Investment Sub-Advisory Agreement between The Chase Manhattan Bank and
       [Chase Asset Management, Inc./Texas Commerce Bank, National Association] (6)
7(a)   Form of Distribution and Sub-Administration Agreement. (1)
7(b)   Distribution and Sub-Administration Agreement dated August 21, 1995. (6)
8(a)   Retirement Plan for Eligible Trustees. (6)
8(b)   Deferred Compensation Plan for Eligible Trustees. (6)
9      Form of Custodian Agreement. (1)
10(a)  Forms of Rule 12b-1 Distribution Plans including Selected Dealer Agreements and Shareholder
       Service Agreements. (1) and (3)
10(b)  Form of Proposed Rule 12b-1 Distribution Plan (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement). (6)
10(c)  Form of Rule 18f-3 Multi-Class Plan. (6)
11     Opinion of Counsel regarding legality of issuance of shares and other matters. (7)
12     Opinion of Counsel on tax matters. (8)
13(a)  Form of Transfer Agency Agreement. (1)
13(b)  Form of Shareholder Servicing Agreement. (1)
13(c)  Form of Shareholder Servicing Agreement. (6)
13(d)  Form of Administration Agreement. (1) (3)
13(e)  Form of Administration Agreement. (6)
14(a)  Consent of Price Waterhouse LLP, Independent Accountants. (8)
14(b)  Consent of KPMG Peat Marwick LLP, Independent Auditors. (8)
14(c)  Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel (included in Exhibit 11 hereto).
14(d)  Consent of Simpson Thacher & Bartlett (included in Exhibit 12 hereto).
15     Inapplicable.
16     Powers of Attorney. (8)
17(a)  Copy of Registrant's Declaration pursuant to Rule 24f-2 under the Investment Company Act of
       1940. (7)
17(b)  Form of Proxy. (7)

-------------------
(1) Filed as an Exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on February 14, 1994.

(2) Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on April 18, 1994.

(3) Filed as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on August 29, 1994.

(4) Filed as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on October 28, 1994.

(5) Filed as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on October 31, 1995.

(6) Filed as an Exhibit to Post-Effective Amendment No. 4.


(7) Previously filed.



(8) Filed herewith.



Item 17. Undertakings.

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed on behalf of the registrant, in the City of New York and State of New York on the 7th day of February, 1996.

                                     Mutual Fund Trust

                                     By:  /s/ H. Richard Vartabedian
                                        ----------------------------
                                        H. Richard Vartabedian,
                                        President

  Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 7th day of February, 1996.

          Signature                                 Title
-----------------------------    --------------------------------------------

                 *                Chairman and Trustee
-----------------------------
        Fergus Reid, III

                 *                 Trustee
-----------------------------
      William J. Armstrong

                 *                 Trustee
-----------------------------
         John R.H. Blum

                 *                 Trustee
-----------------------------
        Joseph J. Harkins

                 *                 Trustee
-----------------------------
      Richard E. Ten Haken

                 *                 Trustee
-----------------------------
      Stuart W. Cragin, Jr.

                 *                 Trustee
-----------------------------
        Irving L. Thode

  /s/ H. Richard Vartabedian     President and Trustee and Principal
-----------------------------
     H. Richard Vartabedian      Executive Officer

                 *               Treasurer and Principal Financial Officer
-----------------------------
         Martin R. Dean


*By:/s/ H. Richard Vartabedian
    ----------------------------
    Attorney-In-Fact

                              MUTUAL FUND TRUST


                              INDEX TO EXHIBITS

 Exhibit
  Number     Description of Exhibit
---------    -----------------------------------------------------------
12             Opinion of Counsel on tax matters.
14(a)          Consent of Price Waterhouse LLP, Independent Accountants.
14(b)          Consent of KPMG Peat Marwick LLP, Independent Auditors.
16             Powers of Attorney.